                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____

Post-Effective Amendment No.        51      (File No. 33-25824)        [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF 1940)

Amendment No.                       53      (File No. 811-5696)        [X]

RIVERSOURCE GLOBAL SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, MN 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN  55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on Dec. 29, 2006 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

RIVERSOURCE [LOGO] (SM) INVESTMENTS

RIVERSOURCE (SM)
ABSOLUTE RETURN CURRENCY AND INCOME FUND


PROSPECTUS DEC. 29, 2006


+ RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH POSITIVE ABSOLUTE RETURN.


Classes A, B, C, I, R4 and W


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

TABLE OF CONTENTS

THE FUND                                                                 3p

Objective                                                                3p

Principal Investment Strategies                                          3p

Principal Risks                                                          4p

Past Performance                                                         6p

Fees and Expenses                                                        7p

Other Investment Strategies and Risks                                    9p

Fund Management and Compensation                                        10p


FINANCIAL HIGHLIGHTS                                                    11p

BUYING AND SELLING SHARES                                               S.1

Description of Share Classes                                            S.1

   Investment Options -- Classes of Shares                              S.1

   Sales Charges                                                        S.5

   Opening an Account                                                  S.10

Exchanging or Selling Shares                                           S.13

   Exchanges                                                           S.15

   Selling Shares                                                      S.17

VALUING FUND SHARES                                                    S.17

DISTRIBUTIONS AND TAXES                                                S.18

Dividends and Capital Gain Distributions                               S.18

Reinvestments                                                          S.19

Taxes                                                                  S.19

GENERAL INFORMATION                                                    S.20


RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2006 PROSPECTUS
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THE FUND

OBJECTIVE

RiverSource Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund is a non-diversified fund that, under normal market conditions, will invest at least 80% of its net assets (including any borrowings for investment purposes) in short-duration debt obligations and forward foreign currency contracts. In pursuit of the Fund's objective, to provide absolute return, the investment manager (RiverSource Investments, LLC), seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund's investment in short-duration debt obligations will consist primarily of U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager. A small portion of the Fund's portfolio may consist of U.S. government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.


The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. A forward contract requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.

The investment manager utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries' currencies relative to the U.S. dollar. The investment manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative

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to the U.S. dollar. Conversely, the investment manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. Except to close or reduce existing positions, the Fund will not enter into long and short forward currency contracts in the same currency at the same time. The investment manager runs the model regularly and generally seeks to maintain long and short forward currency contracts with approximately equal gross notional values.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities and currencies may fluctuate, sometimes rapidly and unpredictably.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

FOREIGN CURRENCY RISK. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

DERIVATIVES RISK. Derivatives (such as forward currency contracts) are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation,

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2006 PROSPECTUS
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counterparty liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the investment manager's use of derivative instruments if prices do not move in the direction anticipated by the Fund's investment manager when entering into the derivative instrument. To comply with applicable regulatory requirements, the Fund will designate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to consummating forward currency contracts. If the value of the securities declines or the amount required to meet the Fund's obligations on a forward currency contract increases, additional cash or liquid securities may be required to be designated so that the value of the cash or liquid securities will equal the amount of the Fund's commitments on such contracts. If the Fund is unable to designate cash or liquid securities equal to the amount of the Fund's commitments on such contracts, the Fund may be forced to sell such contracts at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


QUANTITATIVE MODEL RISK. The quantitative methodology employed by the investment manager has been tested using historical market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the Fund or held by special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer issuers than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2006 PROSPECTUS
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devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

THE FUND IS NOT A MONEY MARKET FUND AND ITS NET ASSET VALUE WILL FLUCTUATE. The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on June 15, 2006.


When available, the Fund intends to compare its performance to the Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, representing the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                          MAXIMUM SALES CHARGE                MAXIMUM DEFERRED SALES CHARGE
                      (LOAD) IMPOSED ON PURCHASES        (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
                  (AS A PERCENTAGE OF OFFERING PRICE)     OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                          4.75%(a)                                   None
Class B                          None                                          5%
Class C                          None                                          1%
Class I                          None                                       None
Class R4(b)                      None                                       None
Class W                          None                                       None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:


                                                                                   FEE WAIVER/
                        MANAGEMENT     DISTRIBUTION       OTHER                      EXPENSE         NET
                           FEES        (12b-1) FEES     EXPENSES(c)    TOTAL      REIMBURSEMENT   EXPENSES(d)
Class A                    0.89%          0.25%            0.45%       1.59%          0.12%          1.47%
Class B                    0.89%          1.00%            0.46%       2.35%          0.12%          2.23%
Class C                    0.89%          1.00%            0.46%       2.35%          0.12%          2.23%
Class I                    0.89%          0.00%            0.35%       1.24%          0.12%          1.12%
Class R4(b)                0.89%          0.00%            0.54%       1.43%          0.12%          1.31%
Class W                    0.89%          0.25%            0.55%       1.69%          0.12%          1.57%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses for Class W are based on estimated amounts for the current fiscal year.
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.47% for Class A, 2.23% for Class B, 2.23% for Class C, 1.12% for Class I, 1.31% for Class R4 and 1.57% for Class W.


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EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 YEAR      3 YEARS     5 YEARS    10 YEARS
Class A(a)                               $617      $  942      $1,290      $2,270
Class B                                  $726(b)   $1,122(b)   $1,445(b)   $2,491(c)
Class C                                  $326(b)   $  722      $1,245      $2,681
Class I                                  $114      $  382      $  670      $1,494
Class R4                                 $133      $  441      $  771      $1,708
Class W                                  $160      $  521      $  908      $1,993

(a) Includes a 4.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:



                                       1 YEAR      3 YEARS     5 YEARS    10 YEARS
Class A(a)                               $617        $942      $1,290      $2,270
Class B                                  $226        $722      $1,245      $2,491(b)
Class C                                  $226        $722      $1,245      $2,681
Class I                                  $114        $382      $  670      $1,494
Class R4                                 $133        $441      $  771      $1,708
Class W                                  $160        $521      $  908      $1,993

(a) Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


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OTHER INVESTMENT STRATEGIES AND RISKS


OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily have less exposure to forward currency contracts and more exposure to money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

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Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.89% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual and semiannual shareholder report.


PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

o  Managed the Fund since 2006.

o  Leader of the global sector team.

o  Joined RiverSource Investments in 2000.

o  Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

o  Began investment career in 1990.

o  MA, Johns Hopkins University School of Advanced International Studies.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

CLASS A



FISCAL PERIOD ENDED OCT. 31,                                            2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $ 9.98
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                .12
Net gains (losses) (both realized and unrealized)                           .11
-------------------------------------------------------------------------------
Total from investment operations                                            .23
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                       (.12)
-------------------------------------------------------------------------------
Net asset value, end of period                                           $10.09
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $   10
-------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                           1.37%(d),(e)
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.89%(d)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    12%
-------------------------------------------------------------------------------
Total return(f)                                                            2.37%(g)
-------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.59% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


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CLASS B



FISCAL PERIOD ENDED OCT. 31,                                            2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $ 9.97
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                .09
Net gains (losses) (both realized and unrealized)                           .12
-------------------------------------------------------------------------------
Total from investment operations                                            .21
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                       (.09)
-------------------------------------------------------------------------------
Net asset value, end of period                                           $10.09
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $   --
-------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                           2.16%(d),(e)
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.11%(d)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    12%
-------------------------------------------------------------------------------
Total return(f)                                                            2.16%(g)
-------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.38% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


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CLASS C



FISCAL PERIOD ENDED OCT. 31,                                            2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $ 9.97
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                .09
Net gains (losses) (both realized and unrealized)                           .12
-------------------------------------------------------------------------------
Total from investment operations                                            .21
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                       (.09)
-------------------------------------------------------------------------------
Net asset value, end of period                                           $10.09
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $   --
-------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                           2.16%(d),(e)
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.11%(d)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    12%
-------------------------------------------------------------------------------
Total return(f)                                                            2.16%(g)
-------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.38% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


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CLASS I



FISCAL PERIOD ENDED OCT. 31,                                            2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $ 9.98
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                .13
Net gains (losses) (both realized and unrealized)                           .12
-------------------------------------------------------------------------------
Total from investment operations                                            .25
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                       (.13)
-------------------------------------------------------------------------------
Net asset value, end of period                                           $10.10
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $   68
-------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                           1.12%(d),(e)
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          4.37%(d)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    12%
-------------------------------------------------------------------------------
Total return(f)                                                            2.56%(g)
-------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.34% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


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CLASS Y*



FISCAL PERIOD ENDED OCT. 31,                                            2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                     $ 9.98
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INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                .13
Net gains (losses) (both realized and unrealized)                           .11
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Total from investment operations                                            .24
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LESS DISTRIBUTIONS:
Dividends from net investment income                                       (.13)
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Net asset value, end of period                                           $10.09
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RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $   --
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Ratio of expenses to average daily net assets(c)                           1.23%(d),(e)
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Ratio of net investment income (loss) to average daily net assets          4.04%(d)
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Portfolio turnover rate (excluding short-term securities)                    12%
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Total return(f)                                                            2.42%(g)
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*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.45% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.


RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2006 PROSPECTUS
15p

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


DESCRIPTION OF SHARE CLASSES


INVESTMENT OPTIONS -- CLASSES OF SHARES


RiverSource Absolute Return Currency and Income Fund is currently only available to certain limited institutional investors. In the first quarter of 2007 the RiverSource Absolute Return Currency and Income Fund will also be available to investors purchasing Class W shares in authorized investment programs managed by investment professionals, including discretionary managed account programs.

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)


INVESTMENT OPTIONS SUMMARY


See the "Fees and Expenses" table to determine which classes are offered by this fund.


                                                    CONTINGENT                                PLAN
                             INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
            AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
-------------------------------------------------------------------------------------------------------------
Class A     Available to     Yes. Payable at time   No.                     Yes.              N/A
            all investors.   of purchase. Lower                             0.25%
                             sales charge for
                             larger investments.

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Class B(b)  Available to     No. Entire purchase    Maximum 5% CDSC         Yes.              N/A
            all investors.   price is               during the first year   1.00%
                             invested in            decreasing to 0%
                             shares of the fund.    after six years.

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Class C     Available to     No. Entire purchase    1% CDSC may apply       Yes.              N/A
            all investors.   price is invested in   if you sell shares      1.00%
                             shares of the fund.    within one year
                                                    after purchase.


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S.1                                                                   S-6400-6

                                                   CONTINGENT                                PLAN
                            INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
------------------------------------------------------------------------------------------------------------
Class I    Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

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Class R2   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.50%             0.25%
           institutional
           investors.

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Class R3   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.25%             0.25
           institutional
           investors.

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Class R4   Limited to       No.                    No.                     No.               Yes.
           qualifying                                                                        0.25%
           institutional
           investors.

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Class R5   Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

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Class W    Limited to       No.                    No.                     Yes.              N/A
           qualifying                                                      0.25%
           discretionary
           managed
           accounts.

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(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.



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S.2

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.


CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



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S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


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S.4

SALES CHARGE* FOR CLASS A SHARES

                         AS A % OF            AS A % OF           MAXIMUM REALLOWANCE
TOTAL MARKET VALUE    PURCHASE PRICE**   NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999               4.75%               4.99%                    4.00%
$50,000 - $99,999           4.25                4.44                     3.50
$100,000 - $249,999         3.50                3.63                     3.00
$250,000 - $499,999         2.50                2.56                     2.15
$500,000 - $999,999         2.00                2.04                     1.75
$1,000,000 or more          0.00                0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.


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S.5

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5 Class W or Class Y shares;


o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


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S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.


o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.


o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.


o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


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S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                  THE CDSC PERCENTAGE RATE IS:*
First year                                                    5%
Second year                                                   4%
Third year                                                    4%
Fourth year                                                   3%
Fifth  year                                                   2%
Sixth year                                                    1%
Seventh or eighth year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


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S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.



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S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION


ALL REQUESTS     The financial institution through which you buy shares may have different policies not described in this prospectus,
                 including different minimum investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888)
                 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

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S.10

BY MAIL (CONT.)  Mail your check and completed application to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH   Fund shares purchased through the distributor may be paid for by federal funds wire. Before sending a wire, call (888)
                 791-3380 to notify the distributor of the wire and to receive further instructions.

                 If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                 Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE      Call (888) 791-3380 or send signed written instructions to the address above.

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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                $1,000         $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $  100                $  100         $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $  300                None           $2,500                     $500

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS


                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                  $100           $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                  $ 50           $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                  None           $2,500                     $500


** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

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If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     You can exchange or sell shares by having your financial
                 institution process your transaction. The financial
                 institution through which you purchased shares may have
                 different policies not described in this prospectus,
                 including different transaction limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL          Mail your exchange or sale request to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 Include in your letter:

                 o     your name

                 o     the name of the fund(s)

                 o     your account number

                 o     the class of shares to be exchanged or sold

                 o your Social Security number or Employer Identification number

                 o the dollar amount or number of shares you want to exchange or sell

                 o specific instructions regarding delivery or exchange destination

                 o     signature(s) of registered account owner(s)

                 o any special documents the transfer agent may require in order to process your order

                 Corporate, trust or partnership accounts may need to send additional documents.

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S.13

BY MAIL (CONT.)  Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                 A Medallion Signature Guarantee is required if:

                 o     Amount is over $50,000.

                 o You want your check made payable to someone other than yourself.

                 o     Your address has changed within the last 30 days.

                 o You want the check mailed to an address other than the address of record.

                 o You want the proceeds sent to a bank account not on file.

                 o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                 A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal
                 Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                 NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE     Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                 available to you. Reasonable procedures will be used to
                 confirm authenticity of telephone exchange or sale requests.
                 Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                 qualified retirement accounts. You may request that these
                 privileges NOT apply by writing to the address above.

                 Payment will be mailed to the address of record and made payable to the names listed on the account.

                 Telephone sale requests are limited to $100,000 per day.

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S.14

BY WIRE OR ACH   You can wire money from your fund account to your bank
                 account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                 Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                 A service fee may be charged against your account for each wire sent.

                 Minimum amount: $100

                 Your bank or financial institution may charge additional fees for wire transactions.
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BY SCHEDULED     You may elect to receive regular periodic payments through an
PAYOUT PLAN      automatic sale of shares. See the SAI for more information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You will be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF


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S.15

CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


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S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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S.17

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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S.18

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.



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S.19

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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S.20

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder servicing fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.



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S.21

Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution or shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which


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S.22
you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


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S.23

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.


CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.24

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address:
riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3178

TICKER SYMBOL
Class A: --              Class B:  --               Class C: --

Class I: RVAIX           Class R4: --               Class W: --


RIVERSOURCE [LOGO] (SM) INVESTMENTS


                                                           S-6502-99 C (12/06)

    Prospectus

                                                       RIVERSOURCE [LOGO](SM)
                                                            INVESTMENTS

    RIVERSOURCE(SM)

    EMERGING MARKETS FUND

    PROSPECTUS DEC. 29, 2006


 >  RIVERSOURCE EMERGING MARKETS
    FUND SEEKS TO PROVIDE
    SHAREHOLDERS WITH LONG-TERM
    CAPITAL GROWTH.


    Classes A, B, C, I and R4


    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


    You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


    -----------------------------------------------------
    NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
    -----------------------------------------------------

TABLE OF CONTENTS


THE FUND ...................................................................3p

Objective ..................................................................3p

Principal Investment Strategies ............................................3p

Principal Risks ............................................................5p

Past Performance ...........................................................7p

Fees and Expenses .........................................................10p

Other Investment Strategies and Risks .....................................12p

Fund Management and Compensation ..........................................13p

FINANCIAL HIGHLIGHTS ......................................................15p

BUYING AND SELLING SHARES .................................................S.1

Description of Share Classes ..............................................S.1

   Investment Options -- Classes of Shares ................................S.1

   Sales Charges ..........................................................S.4

   Opening an Account ....................................................S.10

Exchanging or Selling Shares .............................................S.13

   Exchanges .............................................................S.15

   Selling Shares ........................................................S.17

VALUING FUND SHARES ......................................................S.17

DISTRIBUTIONS AND TAXES ..................................................S.18

Dividends and Capital Gain Distributions .................................S.18

Reinvestments ............................................................S.18

Taxes ....................................................................S.19

GENERAL INFORMATION ......................................................S.20



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2p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

THE FUND

OBJECTIVE


RiverSource Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of emerging markets companies. Emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities of companies that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging markets countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:

o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.


o Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.



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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 3p

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio by selecting geographic regions in which to invest and by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

o The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

      o     Evaluating the opportunities and risks within regions and sectors;

      o     Assessing valuations; and

      o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

      The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.


o Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their perceived ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.


A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.


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4p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

PRINCIPAL RISKS


This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the investment manager's use of derivative instruments if prices do not move in the direction anticipated by the Fund's investment manager when entering into the derivative instrument.


FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 5p

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.



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6p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;


o     no sales charge for Class I and R4 shares; and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 7p

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1997      1998     1999     2000    2001     2002      2003     2004     2005
+6.26%   -30.26%  +79.03%  -33.03%  -3.85%   -3.06%   +40.60%  +24.44%  +34.10%


During the periods shown in the bar chart, the highest return for a calendar quarter was +37.49% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -27.03% (quarter ended Sept. 30, 1998).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Sept. 30, 2006 was +11.37%.


The Fund formerly was a "feeder" fund in a master/feeder arrangement where the Fund invested all of its assets in a corresponding "master" fund with an identical investment objective and investment strategies. As of Nov. 8, 2005, the Fund became a stand-alone fund that invests directly in a portfolio of securities. The information shown in the table and in the financial highlights for the Fund includes the activity of the Fund when it was a feeder in a master/feeder arrangement.


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8p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)



                                                                                          SINCE
                                                                                        INCEPTION      SINCE        SINCE
                                                                                       (CLASSES A,   INCEPTION    INCEPTION
                                                                    1 YEAR   5 YEARS     B & R4)     (CLASS C)    (CLASS I)
RiverSource Emerging Markets:

   Class A

      Return before taxes                                          +26.39%   +15.56%   +7.14%(a)       N/A           N/A

      Return after taxes on distributions                          +26.29%   +15.46%   +6.95%(a)       N/A           N/A

      Return after taxes on distributions and sale of fund shares  +17.15%   +13.66%   +6.15%(a)       N/A           N/A

   Class B

      Return before taxes                                          +28.19%   +15.84%   +7.02%(a)       N/A           N/A

   Class C

      Return before taxes                                          +32.28%   +16.12%     N/A         +8.97%(b)       N/A

   Class I

      Return before taxes                                          +34.79%      N/A      N/A           N/A        +24.36%(c)

   Class R4*

      Return before taxes                                          +34.45%   +17.14%   +8.04%(a)       N/A           N/A

MSCI Emerging Markets Index
(reflects no deduction for fees, expenses or taxes)                +34.54%   +19.44%   +7.08%(d)    +11.65%(e)    +27.64%(f)

Lipper Emerging Markets
Funds Index                                                        +32.65%   +19.22%   +7.08%(d)    +11.74%(e)    +27.07%(f)


*     Effective Dec. 11, 2006 Class Y was renamed Class R4.


(a)   Inception date is Nov. 13, 1996.

(b)   Inception date is June 26, 2000.


(c)   Inception date is March 4, 2004.


(d)   Measurement period started Dec. 1, 1996.

(e)   Measurement period started July 1, 2000.


(f)   Measurement period started March 1, 2004.



The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 9p

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                  MAXIMUM SALES CHARGE             MAXIMUM DEFERRED SALES CHARGE
              (LOAD) IMPOSED ON PURCHASES    (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING     OF OFFERING PRICE AT TIME OF PURCHASE)
                        PRICE)
Class A                  5.75%(a)                              None

Class B                  None                                     5%

Class C                  None                                     1%


Class I                  None                                  None

Class R4(b)              None                                  None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:


              MANAGEMENT   DISTRIBUTION      OTHER
                FEES(c)    (12b-1) FEES   EXPENSES(d)   TOTAL
Class A          1.11%         0.25%         0.45%      1.81%

Class B          1.11%         1.00%         0.46%      2.57%

Class C          1.11%         1.00%         0.47%      2.58%

Class I          1.11%         0.00%         0.24%      1.35%

Class R4(b)      1.11%         0.00%         0.54%      1.65%(e)

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.02% for the most recent fiscal year.
      The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper
      Emerging Markets Funds Index. See "Fund Management and Compensation" for more information.

(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.64% for Class R4.



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10p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

EXAMPLES


These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS

Class A(a)                       $748       $1,112       $1,500       $2,584

Class B                          $760(b)    $1,200(b)    $1,566(b)    $2,723(c)

Class C                          $361(b)    $  803       $1,371       $2,919

Class I                          $137       $  428       $  740       $1,629

Class R4                         $168       $  521       $  898       $1,960

(a)   Includes a 5.75% sales charge.


(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS

Class A(a)                        $748       $1,112        $1,500     $2,584

Class B                           $260       $  800        $1,366     $2,723(b)

Class C                           $261       $  803        $1,371     $2,919

Class I                           $137       $  428        $  740     $1,629

Class R4                          $168       $  521        $  898     $1,960

(a)   Includes a 5.75% sales charge.


(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 11p

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.


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12p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 1.11% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Emerging Markets Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.

RiverSource Investments contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.


Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.


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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 13p

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Julian A.S. Thompson, Portfolio Manager

o     Managed the Fund since 2000.

o     Joined Threadneedle in 2003.

o Began investment career in 1993 as an Investment Manager for Stewart Ivory, a Scottish investment company, 1993 to 1999. Portfolio Manager, American Express Asset Management International, 1999 to 2003.

o     BA and Ph.D., Magdalene College, Cambridge University.

Jules Mort, Deputy Portfolio Manager

o     Managed the Fund since 2003.

o     Joined Threadneedle in 2001 as a fund manager.

o Began investment career in 1997 as an Analyst and Portfolio Manager, Baillie Gifford & Co., 1997 to 2001.

o     BA (Hons), Oxford University 1996.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.





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14p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                2006         2005         2004         2003        2002
Net asset value, beginning of period      $   8.23     $   6.27     $   5.46     $   4.00    $   3.69
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                   .01          .04          .03          .02        (.01)
Net gains (losses) (both realized
   and unrealized)                            3.10         1.95          .84         1.44         .32
-------------------------------------------------------------------------------------------------------
Total from investment operations              3.11         1.99          .87         1.46         .31
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.02)        (.03)        (.06)          --          --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  11.32     $   8.23     $   6.27     $   5.46    $   4.00
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $    425     $    295     $    191     $    155    $    132
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                        1.81%        1.79%        1.83%        2.02%       2.05%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                 .19%         .54%         .41%         .39%       (.19%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           145%         124%         128%         174%        226%
-------------------------------------------------------------------------------------------------------
Total return(c)                              37.85%       31.83%       16.09%       36.50%       8.40%
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS   15p

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                2006         2005         2004         2003        2002
Net asset value, beginning of period      $   7.77     $   5.95     $   5.19     $   3.83    $   3.56
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (.05)        (.01)        (.02)        (.02)       (.04)
Net gains (losses) (both realized
   and unrealized)                            2.91         1.83          .81         1.38         .31
-------------------------------------------------------------------------------------------------------
Total from investment operations              2.86         1.82          .79         1.36         .27
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income            --           --         (.03)          --          --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  10.63     $   7.77     $   5.95     $   5.19    $   3.83
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $     77     $     74     $     73     $     72    $     65
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                        2.57%        2.55%        2.59%        2.80%       2.83%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                (.55%)       (.24%)       (.32%)       (.39%)      (.95%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           145%         124%         128%         174%        226%
-------------------------------------------------------------------------------------------------------
Total return(c)                              36.81%       30.59%       15.18%       35.51%       7.58%
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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16p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                2006         2005         2004         2003        2002
Net asset value, beginning of period      $   7.79     $   5.97     $   5.20     $   3.84    $   3.56
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (.06)          --         (.01)        (.02)       (.03)
Net gains (losses) (both realized
   and unrealized)                            2.93         1.82          .81         1.38         .31
-------------------------------------------------------------------------------------------------------
Total from investment operations              2.87         1.82          .80         1.36         .28
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income            --           --         (.03)          --          --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  10.66     $   7.79     $   5.97     $   5.20    $   3.84
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $      5     $      3     $      1     $      1    $      1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                        2.58%        2.56%        2.60%        2.80%       2.85%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                (.57%)       (.19%)       (.34%)       (.41%)     (1.13%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           145%         124%         128%         174%        226%
-------------------------------------------------------------------------------------------------------
Total return(c)                              36.84%       30.54%       15.37%       35.42%       7.87%
-------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 17p

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                2006         2005        2004(b)
Net asset value, beginning of period      $   8.35     $   6.36     $   6.54
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .03          .06          .01
Net gains (losses) (both realized
   and unrealized)                            3.16         1.98         (.19)
---------------------------------------------------------------------------------
Total from investment operations              3.19         2.04         (.18)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.04)        (.05)          --
---------------------------------------------------------------------------------
Net asset value, end of period            $  11.50     $   8.35     $   6.36
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $     41     $     19     $     13
---------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                        1.35%        1.30%        1.35%(d)
---------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                 .63%         .97%         .79%(d)
---------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           145%         124%         128%
---------------------------------------------------------------------------------
Total return(e)                              38.36%       32.32%       (2.75%)(f)
---------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.



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18p RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                2006         2005         2004         2003        2002
Net asset value, beginning of period      $   8.33     $   6.35     $   5.52     $   4.04    $   3.72
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .03          .05          .04          .03          --
Net gains (losses) (both realized
   and unrealized)                            3.14         1.97          .86         1.45         .32
------------------------------------------------------------------------------------------------------
Total from investment operations              3.17         2.02          .90         1.48         .32
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income            --         (.04)        (.07)          --          --
------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  11.50     $   8.33     $   6.35     $   5.52    $   4.04
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $      6     $      2     $     18     $     18    $     --
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                        1.63%        1.59%        1.65%        1.87%       1.59%
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                 .41%         .81%         .61%         .54%        .19%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)           145%         124%         128%         174%        226%
------------------------------------------------------------------------------------------------------
Total return(c)                              38.06%       31.87%       16.50%       36.63%       8.60%
------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE EMERGING MARKETS FUND - 2006 PROSPECTUS 19p

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


DESCRIPTION OF SHARE CLASSES


INVESTMENT OPTIONS -- CLASSES OF SHARES


The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)


INVESTMENT OPTIONS SUMMARY


See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                         CONTINGENT                                PLAN
                                   INITIAL               DEFERRED SALES         DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY        SALES CHARGE          CHARGE (CDSC)          SERVICE FEE(a)     FEE
-----------------------------------------------------------------------------------------------------------------
Class A        Available to        Yes. Payable at time  No.                    Yes.               N/A
               all investors.      of purchase. Lower                           0.25%
                                   sales charge for
                                   larger investments.

-----------------------------------------------------------------------------------------------------------------
Class B(b)     Available to        No. Entire purchase   Maximum 5% CDSC        Yes.               N/A
               all investors.      price is invested     during the first       1.00%
                                   in shares of the      year decreasing
                                   fund.                 to 0% after six
                                                         years.

-----------------------------------------------------------------------------------------------------------------
Class C        Available to        No. Entire purchase   1% CDSC may apply      Yes.               N/A
               all investors.      price is invested     if you sell shares     1.00%
                                   in shares of the      within one year after
                                   fund.                 purchase.



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S.1                                                                   S-6400-4

                                                                CONTINGENT                            PLAN
                                          INITIAL               DEFERRED SALES     DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY               SALES CHARGE          CHARGE (CDSC)      SERVICE FEE(a)     FEE
--------------------------------------------------------------------------------------------------------------------
Class I        Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class R2       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.50%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R3       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.25%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R4       Limited to qualifying      No.                   No.                No.                Yes.
               institutional investors.                                                               0.25%

--------------------------------------------------------------------------------------------------------------------
Class R5       Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class W        Limited to qualifying      No.                   No.                Yes.               N/A
               discretionary managed                                               0.25%
               accounts.

--------------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold



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S.2
and held through them, which the distributor begins to pay one year after purchase. For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.


CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



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S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


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S.4

SALES CHARGE* FOR CLASS A SHARES:

                                                                          MAXIMUM
                            AS A % OF           AS A % OF NET       RE-ALLOWANCE AS A %
TOTAL MARKET VALUE       PURCHASE PRICE**      AMOUNT INVESTED       OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999                  5.75%                6.10%                  5.00%
$50,000 - $99,999              4.75                 4.99                   4.00
$100,000 - $249,999            3.50                 3.63                   3.00
$250,000 - $499,999            2.50                 2.56                   2.15
$500,000 - $999,999            2.00                 2.04                   1.75
$1,000,000 or more             0.00                 0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and


------------------------------------------------------------------------------

S.5

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;


o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


------------------------------------------------------------------------------

S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.


o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.


o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.


o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


------------------------------------------------------------------------------

S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                THE CDSC PERCENTAGE RATE IS:*
First year                                                  5%
Second year                                                 4%
Third year                                                  4%
Fourth year                                                 3%
Fifth year                                                  2%
Sixth year                                                  1%
Seventh or eighth year                                      0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


------------------------------------------------------------------------------

S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W, there is no initial sales charge or CDSC.



------------------------------------------------------------------------------

S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             The financial institution through which you buy
                         shares may have different policies not described in
                         this prospectus, including different minimum
                         investment amounts and minimum account balances.

------------------------------------------------------------------------------

THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


------------------------------------------------------------------------------

------------------------------------------------------------------------------

S.10

                         Mail your check and completed application to:


                         REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        P.O. BOX 8041
                                        BOSTON, MA 02266-8041

                         EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        C/O BFDS
                                        30 DAN ROAD
                                        CANTON, MA 02021-2809

                         If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum
                         Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH           Fund shares purchased through the distributor may be
                         paid for by federal funds wire. Before sending a
                         wire, call (888) 791-3380 to notify the distributor
                         of the wire and to receive further instructions.

                         If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                         Your bank or financial institution may charge additional fees for wire transactions.

------------------------------------------------------------------------------


BY EXCHANGE              Call (888) 791-3380 or send signed written
                         instructions to the address above.


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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                 $1,000          $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $100            $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $300                   None            $2,500                    $500


* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS


                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                   $100            $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $50             $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                   None            $2,500                    $500


** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

------------------------------------------------------------------------------

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             You can exchange or sell shares by having your
                         financial institution process your transaction. The
                         financial institution through which you purchased
                         shares may have different policies not described in
                         this prospectus, including different transaction
                         limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND


BY MAIL                  Mail your exchange or sale request to:

                         REGULAR MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             P.O. BOX 8041
                                             BOSTON, MA 02266-8041

                         EXPRESS MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             C/O BFDS
                                             30 DAN ROAD
                                             CANTON, MA 02021-2809

                         Include in your letter:

                         o     your name

                         o     the name of the fund(s)

                         o     your account number

                         o     the class of shares to be exchanged or sold

                         o     your Social Security number or Employer
                               Identification number

                         o the dollar amount or number of shares you want to exchange or sell

                         o specific instructions regarding delivery or exchange destination

                         o     signature(s) of registered account owner(s)

                         o any special documents the transfer agent may require in order to process your order

                         Corporate, trust or partnership accounts may need to send additional documents.

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S.13

BY MAIL (CONT.)          Payment will be mailed to the address of record and
                         made payable to the names listed on the account,
                         unless your request specifies differently and is
                         signed by all owners.

                         A Medallion Signature Guarantee is required if:

                         o     Amount is over $50,000.

                         o You want your check made payable to someone other than yourself.

                         o Your address has changed within the last 30 days.

                         o You want the check mailed to an address other than the address of record.

                         o You want the proceeds sent to a bank account not on file.

                         o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                         A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit
                         Insurance Act. Note: A guarantee from a notary public is not acceptable.

                         NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE             Call (888) 791-3380. Unless you elect not to have
                         telephone exchange and sale privileges, they will
                         automatically be available to you. Reasonable
                         procedures will be used to confirm authenticity of
                         telephone exchange or sale requests. Telephone
                         privileges may be modified or discontinued at any
                         time. Telephone exchange and sale privileges
                         automatically apply to all accounts except custodial,
                         corporate or qualified retirement accounts. You may
                         request that these privileges NOT apply by writing to
                         the address above.

                         Payment will be mailed to the address of record and made payable to the names listed on the account.

                         Telephone sale requests are limited to $100,000 per day.

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S.14

BY WIRE OR ACH           You can wire money from your fund account to your
                         bank account. Make sure we have your bank account
                         information on file. If we do not have this
                         information, you will need to send written
                         instructions with your bank's name and a voided check
                         or savings account deposit slip.

                         Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                         A service fee may be charged against your account for each wire sent.

                         Minimum amount: $100

                         Your bank or financial institution may charge additional fees for wire transactions.

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BY SCHEDULED             You may elect to receive regular periodic payments
PAYOUT PLAN              through an automatic sale of shares. See the SAI for
                         more information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND


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S.15

THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


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S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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S.17

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


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S.18

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.


IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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S.19

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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S.20

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


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S.21

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution or shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


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S.22

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.


CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.


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S.23

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.24

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-5696

TICKER SYMBOL

Class A: IDEAX   Class B: IEMBX   Class C: --

Class I: RSRIX   Class R4: --


RIVERSOURCE [LOGO](SM)
     INVESTMENTS                                           S-6354-99 R (12/06)

    Prospectus

                                                       RIVERSOURCE [LOGO](SM)
                                                            INVESTMENTS

    RIVERSOURCE(SM)
    EMERGING MARKETS BOND FUND


    PROSPECTUS DEC. 29, 2006


 >  RIVERSOURCE EMERGING MARKETS
    BOND FUND SEEKS TO PROVIDE
    SHAREHOLDERS WITH HIGH TOTAL
    RETURN THROUGH CURRENT INCOME
    AND CAPITAL APPRECIATION.


    Classes A, B, C, I, R4 and W


    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


    You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


    -----------------------------------------------------
    NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
    -----------------------------------------------------

TABLE OF CONTENTS

THE FUND ...................................................................3p

Objective ..................................................................3p

Principal Investment Strategies ............................................3p

Principal Risks ............................................................4p

Past Performance ...........................................................6p

Fees and Expenses ..........................................................7p


Other Investment Strategies and Risks ......................................8p


Fund Management and Compensation ..........................................10p

FINANCIAL HIGHLIGHTS ......................................................11p


BUYING AND SELLING SHARES .................................................S.1

Description of Share Classes ..............................................S.1

   Investment Options - Classes of Shares .................................S.1

   Sales Charges ..........................................................S.4

   Opening an Account ....................................................S.10

Exchanging or Selling Shares .............................................S.13

   Exchanges .............................................................S.15

   Selling Shares ........................................................S.17

VALUING FUND SHARES ......................................................S.17

DISTRIBUTIONS AND TAXES ..................................................S.18

Dividends and Capital Gain Distributions .................................S.18

Reinvestments ............................................................S.19

Taxes ....................................................................S.19

GENERAL INFORMATION ......................................................S.20



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2p RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that invests primarily in fixed income securities of emerging markets issuers. Emerging markets include any country determined to have an emerging market economy. Emerging markets include any country that is not defined by the World Bank as a High Income OECD country.

The OECD (Organization for Economic Co-operation and Development) is a group of 30 member countries sharing a commitment to democratic government and the market economy. Under normal market conditions, at least 80% of the Fund's net assets will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign government issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the investment manager to be of comparable quality. These lower quality fixed income securities are often called "junk bonds." The Fund may invest up to 100% of its assets in these lower rated securities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:

o     Analyzing the creditworthiness of emerging market countries.


o Seeking to evaluate the best relative value opportunities among emerging market countries by comparing sovereign debt spreads to fundamental creditworthiness and comparing the recent sovereign debt spread relationships among countries to historic relationships.

o Seeking to identify emerging markets bonds that can take advantage of attractive local interest rates and provide exposure to undervalued currencies.



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RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS 3p

In evaluating whether to sell a security, the investment manager considers, among other factors, whether in its view:

o     The security is overvalued.

o     The security has new credit risks.

o     The security continues to meet the standards described above.


The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations. The investment manager may purchase derivative instruments, such as options, futures, forward contracts, swaps, or structured notes, to produce incremental earnings, to increase flexibility, or to hedge against existing positions, interest rate fluctuations or currency fluctuations. The Fund may count the value of derivative securities with emerging markets exposure towards its 80% policy.


PRINCIPAL RISKS


This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


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4p RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds. In addition, investments in emerging markets debt obligations also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of emerging markets governments and other issuers are already in default.


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the Fund's portfolio managers when entering into the derivative instrument.

DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.


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RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS 5p

GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE


The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on Feb. 16, 2006.


When available, the Fund intends to compare its performance to the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which is an unmanaged index based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Fund also intends to compare its performance to the Lipper Emerging Markets Debt Funds Index, an index published by Lipper Inc., which includes the 10 largest funds that have similar investment objectives to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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6p RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE                MAXIMUM DEFERRED SALES CHARGE
                  (LOAD) IMPOSED ON PURCHASES       (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)     OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                     4.75%(a)                                  None

Class B                      None                                       5%

Class C                      None                                       1%

Class I                      None                                     None


Class R4(b)                  None                                     None


Class W                      None                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:



                                                                 FEE WAIVER/
              MANAGEMENT   DISTRIBUTION      OTHER                 EXPENSE        NET
                 FEES      (12b-1) FEES   EXPENSES(c)   TOTAL   REIMBURSEMENT   EXPENSES(d)
Class A          0.72%         0.25%         0.84%      1.81%       0.36%          1.45%

Class B          0.72%         1.00%         0.85%      2.57%       0.36%          2.21%

Class C          0.72%         1.00%         0.85%      2.57%       0.36%          2.21%

Class I          0.72%         0.00%         0.74%      1.46%       0.36%          1.10%

Class R4(b)      0.72%         0.00%         0.93%      1.65%       0.36%          1.29%

Class W          0.72%         0.25%         0.84%      1.81%       0.36%          1.45%


(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses for Class W are based on estimated amounts for the current fiscal year.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.45% for Class A, 2.21% for Class B, 2.21% for Class C, 1.10% for Class I, 1.29% for Class R4 and 1.45% for
      Class W.



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RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS 7p

EXAMPLES


These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class A(a)                   $  616      $   984      $ 1,378      $  2,477

Class B                      $  724(b)   $ 1,166(b)   $ 1,534(b)   $  2,696(c)

Class C                      $  324(b)   $   766      $ 1,334      $  2,882

Class I                      $  112      $   427      $   764      $  1,721

Class R4                     $  131      $   486      $   864      $  1,930

Class W                      $  148      $   535      $   948      $  2,102


(a)   Includes a 4.75% sales charge.


(b)   Includes the applicable CDSC.


(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.



You would pay the following expenses if you did not redeem your shares:

                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class A(a)                   $  616      $   984      $ 1,378      $  2,477

Class B                      $  224      $   766      $ 1,334      $  2,696(b)

Class C                      $  224      $   766      $ 1,334      $  2,882

Class I                      $  112      $   427      $   764      $  1,721

Class R4                     $  131      $   486      $   864      $  1,930

Class W                      $  148      $   535      $   948      $  2,102


(a)   Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.



OTHER INVESTMENT STRATEGIES AND RISKS


OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.



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8p RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS 9p

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Portfolio is:

Nicholas Pifer, CFA, Portfolio Manager

o     Managed the Fund since 2006.

o     Leader of the global sector team.

o     Joined RiverSource Investments in 2000.

o     Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

o     Began investment career in 1990.

o     MA, Johns Hopkins University School of Advanced International Studies.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.





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10p RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                     2006(b)
Net asset value, beginning of period                           $ 9.98
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .33
Net gains (losses) (both realized and unrealized)                 .18
-----------------------------------------------------------------------------
Total from investment operations                                  .51
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.33)
-----------------------------------------------------------------------------
Net asset value, end of period                                 $10.16
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $   12
-----------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                 1.39%(d),(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                           5.20%(d)
-----------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          32%
-----------------------------------------------------------------------------
Total return(f)                                                  5.25%(g)
-----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.81% for the period ended Oct. 31, 2006.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS 11p

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                     2006(b)
Net asset value, beginning of period                           $ 9.97
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .28
Net gains (losses) (both realized and unrealized)                 .19
-----------------------------------------------------------------------------
Total from investment operations                                  .47
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.28)
-----------------------------------------------------------------------------
Net asset value, end of period                                 $10.16
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $    1
-----------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                 2.20%(d),(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                           4.51%(d)
-----------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          32%
-----------------------------------------------------------------------------
Total return(f)                                                  4.80%(g)
-----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.62% for the period ended Oct. 31, 2006.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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12p RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                     2006(b)
Net asset value, beginning of period                           $ 9.97
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .28
Net gains (losses) (both realized and unrealized)                 .18
-----------------------------------------------------------------------------
Total from investment operations                                  .46
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.28)
-----------------------------------------------------------------------------
Net asset value, end of period                                 $10.15
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $   --
-----------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                 2.19%(d),(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                           4.46%(d)
-----------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          32%
-----------------------------------------------------------------------------
Total return(f)                                                  4.75%(g)
-----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.61% for the period ended Oct. 31, 2006.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS 13p

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                     2006(b)
Net asset value, beginning of period                           $ 9.98
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .35
Net gains (losses) (both realized and unrealized)                 .17
-----------------------------------------------------------------------------
Total from investment operations                                  .52
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.34)
-----------------------------------------------------------------------------
Net asset value, end of period                                 $10.16
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $   47
-----------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                 1.10%(d),(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                           5.70%(d)
-----------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          32%
-----------------------------------------------------------------------------
Total return(f)                                                  5.44%(g)
-----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.52% for the period ended Oct. 31, 2006.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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14p RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                     2006(b)
Net asset value, beginning of period                           $ 9.98
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .34
Net gains (losses) (both realized and unrealized)                 .18
-----------------------------------------------------------------------------
Total from investment operations                                  .52
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.34)
-----------------------------------------------------------------------------
Net asset value, end of period                                 $10.16
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                        $   --
-----------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                 1.25%(d),(e)
-----------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets                                                           5.37%(d)
-----------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)          32%
-----------------------------------------------------------------------------
Total return(f)                                                  5.36%(g)
-----------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.67% for the period ended Oct. 31, 2006.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.



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RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 PROSPECTUS 15p

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


DESCRIPTION OF SHARE CLASSES


INVESTMENT OPTIONS -- CLASSES OF SHARES


The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)


INVESTMENT OPTIONS SUMMARY


See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                    CONTINGENT                                PLAN
                             INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
            AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
-------------------------------------------------------------------------------------------------------------
Class A     Available to     Yes. Payable at time   No.                     Yes.              N/A
            all investors.   of purchase. Lower                             0.25%
                             sales charge for
                             larger investments.

-------------------------------------------------------------------------------------------------------------
Class B(b)  Available to     No. Entire purchase    Maximum 5% CDSC         Yes.              N/A
            all investors.   price is               during the first year   1.00%
                             invested in            decreasing to 0%
                             shares of the fund.    after six years.

-------------------------------------------------------------------------------------------------------------
Class C     Available to     No. Entire purchase    1% CDSC may apply       Yes.              N/A
            all investors.   price is invested in   if you sell shares      1.00%
                             shares of the fund.    within one year
                                                    after purchase.



------------------------------------------------------------------------------

S.1                                                                   S-6400-6

                                                   CONTINGENT                                PLAN
                            INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
------------------------------------------------------------------------------------------------------------
Class I    Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R2   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.50%             0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R3   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.25%             0.25
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R4   Limited to       No.                    No.                     No.               Yes.
           qualifying                                                                        0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R5   Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class W    Limited to       No.                    No.                     Yes.              N/A
           qualifying                                                      0.25%
           discretionary
           managed
           accounts.

------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.



------------------------------------------------------------------------------

S.2

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.


CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



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S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


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S.4

SALES CHARGE* FOR CLASS A SHARES

                         AS A % OF            AS A % OF           MAXIMUM REALLOWANCE
TOTAL MARKET VALUE    PURCHASE PRICE**   NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999               4.75%               4.99%                    4.00%
$50,000 - $99,999           4.25                4.44                     3.50
$100,000 - $249,999         3.50                3.63                     3.00
$250,000 - $499,999         2.50                2.56                     2.15
$500,000 - $999,999         2.00                2.04                     1.75
$1,000,000 or more          0.00                0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.


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S.5

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5 Class W or Class Y shares;


o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


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S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.


o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.


o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.


o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


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S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                  THE CDSC PERCENTAGE RATE IS:*
First year                                                    5%
Second year                                                   4%
Third year                                                    4%
Fourth year                                                   3%
Fifth  year                                                   2%
Sixth year                                                    1%
Seventh or eighth year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


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S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.



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S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     The financial institution through which you buy shares may have different policies not described in this prospectus,
                 including different minimum investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888)
                 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.10

BY MAIL (CONT.)  Mail your check and completed application to:


                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH   Fund shares purchased through the distributor may be paid for by federal funds wire. Before sending a wire, call (888)
                 791-3380 to notify the distributor of the wire and to receive further instructions.

                 If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                 Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE      Call (888) 791-3380 or send signed written instructions to the address above.


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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                $1,000         $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $  100                $  100         $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $  300                None           $2,500                     $500


* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS


                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                  $100           $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                  $ 50           $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                  None           $2,500                     $500


** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

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If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     You can exchange or sell shares by having your financial
                 institution process your transaction. The financial
                 institution through which you purchased shares may have
                 different policies not described in this prospectus,
                 including different transaction limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND


BY MAIL          Mail your exchange or sale request to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 Include in your letter:

                 o     your name

                 o     the name of the fund(s)

                 o     your account number

                 o     the class of shares to be exchanged or sold

                 o your Social Security number or Employer Identification number

                 o the dollar amount or number of shares you want to exchange or sell

                 o specific instructions regarding delivery or exchange destination

                 o     signature(s) of registered account owner(s)

                 o any special documents the transfer agent may require in order to process your order

                 Corporate, trust or partnership accounts may need to send additional documents.

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S.13

BY MAIL (CONT.)  Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                 A Medallion Signature Guarantee is required if:

                 o     Amount is over $50,000.

                 o You want your check made payable to someone other than yourself.

                 o     Your address has changed within the last 30 days.

                 o You want the check mailed to an address other than the address of record.

                 o You want the proceeds sent to a bank account not on file.

                 o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                 A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal
                 Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                 NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE     Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                 available to you. Reasonable procedures will be used to
                 confirm authenticity of telephone exchange or sale requests.
                 Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                 qualified retirement accounts. You may request that these
                 privileges NOT apply by writing to the address above.

                 Payment will be mailed to the address of record and made payable to the names listed on the account.

                 Telephone sale requests are limited to $100,000 per day.

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S.14

BY WIRE OR ACH   You can wire money from your fund account to your bank
                 account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                 Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                 A service fee may be charged against your account for each wire sent.

                 Minimum amount: $100

                 Your bank or financial institution may charge additional fees for wire transactions.
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BY SCHEDULED     You may elect to receive regular periodic payments through an
PAYOUT PLAN      automatic sale of shares. See the SAI for more information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You will be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF


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S.15

CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


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S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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S.17

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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S.18

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.



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S.19

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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S.20

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder servicing fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.



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S.21

Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution or shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which


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S.22
you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


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S.23

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.


CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.24

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-5696

TICKER SYMBOL

Class A: --          Class B: --          Class C: --

Class I: RSMIX       Class R4: --         Class W: --

RIVERSOURCE [LOGO](SM)
    INVESTMENTS                                            S-6398-99 C (12/06)

Prospectus

RIVERSOURCE [LOGO] (SM) INVESTMENTS

RIVERSOURCE(SM)
GLOBAL BOND FUND

PROSPECTUS DEC. 29, 2006

+ RIVERSOURCE GLOBAL BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL
  RETURN THROUGH INCOME AND GROWTH OF CAPITAL.


Classes A, B, C, I, R4 and W


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

TABLE OF CONTENTS

THE FUND                                                                   3p

Objective                                                                  3p

Principal Investment Strategies                                            3p

Principal Risks                                                            4p

Past Performance                                                           6p

Fees and Expenses                                                         10p

Other Investment Strategies and Risks                                     12p

Fund Management and Compensation                                          13p

FINANCIAL HIGHLIGHTS                                                      14p

BUYING AND SELLING SHARES                                                 S.1

Description of Share Classes                                              S.1

   Investment Options -- Classes of Shares                                S.1

   Sales Charges                                                          S.4

   Opening an Account                                                    S.10

Exchanging or Selling Shares                                             S.13

   Exchanges                                                             S.15

   Selling Shares                                                        S.17

VALUING FUND SHARES                                                      S.17

DISTRIBUTIONS AND TAXES                                                  S.18

Dividends and Capital Gain Distributions                                 S.18

Reinvestments                                                            S.19

Taxes                                                                    S.19

GENERAL INFORMATION                                                      S.20


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
2p

THE FUND

OBJECTIVE


RiverSource Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk to achieve higher dividends and/or capital appreciation by buying below investment-grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:


o  Considering opportunities and risks by credit rating and currency.

o  Identifying investment-grade U.S. and foreign bonds.

o  Identifying below investment-grade U.S. and foreign bonds.

o Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

   o  The security is overvalued.

   o  The security continues to meet the standards described above.

The investment manager monitors the Fund's exposure to interest rate and foreign currency fluctuations. The investment manager may purchase derivative instruments to produce incremental earnings, to increase flexibility, or to hedge against existing positions, interest rate fluctuations or currency fluctuations.

RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
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PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the investment manager's use of derivative instruments if prices do not move in the direction anticipated by the Fund's investment manager when entering into the derivative instrument.


DIVERSIFICATION RISK. The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility then a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most

RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
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U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
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SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

BAR CHART. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


TABLE. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o  the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o  no sales charge for Class I and R4 shares; and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
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AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[CHART]

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

1996      +7.78%
1997      +2.98%
1998      +7.49%
1999      -4.11%
2000      +2.40%
2001      +1.51%
2002     +14.02%
2003     +13.27%
2004      +9.98%
2005      -5.32%


During the periods shown in the bar chart, the highest return for a calendar quarter was +7.23% (quarter ended Dec. 30, 2005) and the lowest return for a calendar quarter was -3.28% (quarter ended March 31, 1997).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Sept. 30, 2006 was +4.26%.


The Fund formerly was a "feeder" fund in a master/feeder arrangement where the Fund invested all of its assets in a corresponding "master" fund with an identical investment objective and investment strategies. As of Nov. 8, 2005, the Fund became a stand-alone fund that invests directly in a portfolio of securities. The information shown in the table and in the financial highlights for the Fund includes the activity of the Fund when it was a feeder in a master/feeder arrangement.

RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
7p

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)



                                                                      SINCE       SINCE
                                                                    INCEPTION   INCEPTION
                                   1 YEAR    5 YEARS   10 YEARS     (CLASS C)   (CLASS I)
RiverSource Global Bond:

   Class A

      Return before taxes           -9.83%    +5.39%     +4.34%        N/A         N/A

      Return after taxes
      on distributions             -11.31%    +3.95%     +2.62%        N/A         N/A

      Return after taxes
      on distributions
      and sale of fund shares       -6.38%    +3.77%     +2.64%        N/A         N/A

   Class B

      Return before taxes          -10.59%    +5.28%     +4.07%        N/A         N/A

   Class C

      Return before taxes           -6.90%    +5.60%       N/A       +5.83%(a)     N/A

   Class I

      Return before taxes           -4.93%      N/A        N/A         N/A       +2.95%(b)

   Class R4*

      Return before taxes           -5.20%    +6.62%     +4.98%        N/A         N/A

Lehman Brothers Global
Aggregate Index (reflects no
deduction for fees,
expenses or taxes)                  -4.49%    +6.81%     +5.35%      +6.66%(c)   +1.87%(d)

Lipper Global Income Funds Index    -1.91%    +6.64%     +5.41%      +6.70%(c)   +2.92%(d)

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Inception date is June 26, 2000.
(b) Inception date is March 4, 2004.
(c) Measurement period started July 1, 2000.
(d) Measurement period started March 1, 2004.


The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
8p

Class W is new as of the date of this prospectus, and therefore performance information is not shown.

Past performance for Class W for the period prior to the beginning of operations may be calculated based on the performance of Class A. The blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in higher performance for classes with higher operating expenses than those of the class with which they are blended, and lower performance for classes with lower operating expenses than those of the class with which they are blended.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
9p

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                      MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES CHARGE
                  (LOAD) IMPOSED ON PURCHASES       (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)    OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                       4.75%(a)                                None
Class B                       None                                       5%
Class C                       None                                       1%
Class I                       None                                    None
Class R4(b)                   None                                    None
Class W                       None                                    None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:


                                                                 FEE WAIVER/
              MANAGEMENT   DISTRIBUTION      OTHER                 EXPENSE           NET
                 FEES      (12b-1) FEES   EXPENSES(c)   TOTAL   REIMBURSEMENT    EXPENSES(d)
Class A          0.71%         0.25%         0.42%      1.38%       0.13%           1.25%
Class B          0.71%         1.00%         0.44%      2.15%       0.13%           2.02%
Class C          0.71%         1.00%         0.44%      2.15%       0.13%           2.02%
Class I          0.71%         0.00%         0.16%      0.87%       0.00%           0.87%
Class R4(b)      0.71%         0.00%         0.48%      1.19%       0.11%           1.08%
Class W          0.71%         0.25%         0.38%      1.34%       0.08%           1.26%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses for Class W are based on estimated amounts for the current fiscal year.
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.90% for Class I, 1.08% for Class R4 and 1.26% for Class W.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
10p

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR    3 YEARS     5 YEARS     10 YEARS
Class A(a)   $596      $  879      $1,184      $2,048
Class B      $705(b)   $1,061(b)   $1,343(b)   $2,281(c)
Class C      $305(b)   $  661      $1,143      $2,477
Class I      $ 89      $  278      $  483      $1,077
Class R4     $110      $  367      $  645      $1,438
Class W      $128      $  417      $  727      $1,611

(a) Includes a 4.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


             1 YEAR    3 YEARS     5 YEARS     10 YEARS
Class A(a)   $596      $879        $1,184      $2,048
Class B      $205      $661        $1,143      $2,281(b)
Class C      $205      $661        $1,143      $2,477
Class I      $ 89      $278        $  483      $1,077
Class R4     $110      $367        $  645      $1,438
Class W      $128      $417        $  727      $1,611

(a) Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
11p

OTHER INVESTMENT STRATEGIES AND RISKS


OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


DIRECTED BROKERAGE. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.


Additional information regarding securities transactions can be found in the SAI.

RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
12p

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

Nicholas Pifer, CFA, Portfolio Manager

o  Managed the Fund since 2000.

o  Leader of the global sector team.

o  Joined RiverSource Investments in 2000.

o  Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

o  Began investment career in 1990.

o  MA, Johns Hopkins University School of Advanced International Studies.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.




RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
13p

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2006         2005          2004       2003       2002
Net asset value, beginning of period      $6.59        $ 7.02        $ 6.57     $ 6.00     $5.81
------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .19           .16           .17        .18       .19
Net gains (losses) (both realized
 and unrealized)                            .14          (.23)          .52        .60       .17
------------------------------------------------------------------------------------------------
Total from investment operations            .33          (.07)          .69        .78       .36
------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income       (.32)         (.36)         (.24)      (.21)     (.17)
------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.60        $ 6.59        $ 7.02     $ 6.57     $6.00
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $ 276        $  353        $  389     $  380     $ 348
------------------------------------------------------------------------------------------------
Ratio of expenses to
 average daily net assets(b)               1.25%(c)      1.35%(c)      1.34%      1.36%     1.34%
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               2.77%         2.42%         2.66%      2.73%     3.12%
------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)           68%           73%           92%       117%       51%
------------------------------------------------------------------------------------------------
Total return(d)                            5.17%        (1.18%)       10.70%     13.25%     6.24%
------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.39% and 1.37% for the years ended Oct. 31, 2006 and 2005, respectively.
(d) Total return does not reflect payment of a sales charge.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
14p

CLASS B



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2006         2005          2004       2003       2002
Net asset value, beginning of period      $6.59        $ 7.02         $6.57     $ 5.99     $5.79
------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .13           .10           .14        .12       .13
Net gains (losses) (both realized
 and unrealized)                            .16          (.23)          .50        .62       .19
------------------------------------------------------------------------------------------------
Total from investment operations            .29          (.13)          .64        .74       .32
------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)         (.30)         (.19)      (.16)     (.12)
------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.67        $ 6.59         $7.02     $ 6.57     $5.99
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $  63        $  111         $ 142     $  158     $ 152
------------------------------------------------------------------------------------------------
Ratio of expenses to
 average daily net assets(b)               2.02%(c)      2.12%(c)      2.10%      2.12%     2.10%
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               1.98%         1.65%         1.90%      1.97%     2.36%
------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)           68%           73%           92%       117%       51%
------------------------------------------------------------------------------------------------
Total return(d)                            4.45%        (1.98%)        9.83%     12.39%     5.59%
------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Then Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.16% and 2.13% for the years ended Oct. 31, 2006 and 2005, respectively.
(d) Total return does not reflect payment of a sales charge.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
15p

CLASS C



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,              2006        2005         2004      2003       2002
Net asset value, beginning of period      $6.57      $ 6.99       $6.55     $ 5.98     $5.79
--------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .14         .11         .14        .13       .14
Net gains (losses) (both realized
 and unrealized)                            .13        (.22)        .49        .60       .18
--------------------------------------------------------------------------------------------
Total from investment operations            .27        (.11)        .63        .73       .32
--------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)       (.31)       (.19)      (.16)     (.13)
--------------------------------------------------------------------------------------------
Net asset value, end of period            $6.62      $ 6.57       $6.99     $ 6.55     $5.98
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $   3      $    4       $   5     $    5     $   3
--------------------------------------------------------------------------------------------
Ratio of expenses to
 average daily net assets(b)               2.02%(c)    2.12%(c)    2.09%      2.14%     2.10%
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               2.00%       1.65%       1.91%      1.89%     2.29%
--------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)           68%         73%         92%       117%       51%
--------------------------------------------------------------------------------------------
Total return(d)                            4.25%      (1.83%)      9.72%     12.41%     5.51%
--------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.16% and 2.14% for the years ended Oct. 31, 2006 and 2005, respectively.
(d) Total return does not reflect payment of a sales charge.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
16p

CLASS I



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2006      2005    2004(b)
Net asset value, beginning of period      $6.61      $7.03     $6.77
--------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21        .19       .16
Net gains (losses) (both realized
 and unrealized)                            .14       (.22)      .24
--------------------------------------------------------------------
Total from investment operations            .35       (.03)      .40
--------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income       (.37)      (.39)     (.14)
--------------------------------------------------------------------
Net asset value, end of period            $6.59      $6.61     $7.03
--------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $ 145      $  89     $  24
--------------------------------------------------------------------
Ratio of expenses to
 average daily net assets(c)                .88%       .91%      .89%(d)
--------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               3.18%      2.87%     3.07%(d)
--------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)           68%        73%       92%
--------------------------------------------------------------------
Total return(e)                            5.52%      (.56%)    6.06%(f)
--------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
17p

CLASS Y*



PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,              2006         2005       2004     2003   2002
Net asset value, beginning of period      $6.61       $ 7.04     $ 6.59   $ 6.01  $5.80
---------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20          .16        .18      .19    .20
Net gains (losses) (both realized
 and unrealized)                            .13         (.22)       .52      .61    .19
---------------------------------------------------------------------------------------
Total from investment operations            .33         (.06)       .70      .80    .39
---------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income       (.34)        (.37)      (.25)    (.22)  (.18)
---------------------------------------------------------------------------------------
Net asset value, end of period            $6.60       $ 6.61     $ 7.04   $ 6.59  $6.01
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $   -       $    -     $    -   $    -  $   -
---------------------------------------------------------------------------------------
Ratio of expenses to
 average daily net assets(b)               1.08%(c)     1.18%(c)   1.17%    1.18%  1.17%
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               2.95%        2.60%      2.83%    2.69%  3.29%
---------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)           68%          73%        92%     117%    51%
---------------------------------------------------------------------------------------
Total return(d)                            5.29%       (1.00%)    10.86%   13.54%  6.72%
---------------------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.20% and 1.20% for the years ended Oct. 31, 2006 and 2005, respectively.
(d) Total return does not reflect payment of a sales charge.


RIVERSOURCE GLOBAL BOND FUND - 2006 PROSPECTUS
18p

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


DESCRIPTION OF SHARE CLASSES


INVESTMENT OPTIONS -- CLASSES OF SHARES


The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)


INVESTMENT OPTIONS SUMMARY


See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                    CONTINGENT                                PLAN
                             INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
            AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
-------------------------------------------------------------------------------------------------------------
Class A     Available to     Yes. Payable at time   No.                     Yes.              N/A
            all investors.   of purchase. Lower                             0.25%
                             sales charge for
                             larger investments.

-------------------------------------------------------------------------------------------------------------
Class B(b)  Available to     No. Entire purchase    Maximum 5% CDSC         Yes.              N/A
            all investors.   price is               during the first year   1.00%
                             invested in            decreasing to 0%
                             shares of the fund.    after six years.

-------------------------------------------------------------------------------------------------------------
Class C     Available to     No. Entire purchase    1% CDSC may apply       Yes.              N/A
            all investors.   price is invested in   if you sell shares      1.00%
                             shares of the fund.    within one year
                                                    after purchase.



------------------------------------------------------------------------------

S.1                                                                   S-6400-6

                                                   CONTINGENT                                PLAN
                            INITIAL                DEFERRED SALES          DISTRIBUTION AND  ADMINISTRATION
           AVAILABILITY     SALES CHARGE           CHARGE (CDSC)           SERVICE FEE(a)    FEE
------------------------------------------------------------------------------------------------------------
Class I    Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R2   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.50%             0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R3   Limited to       No.                    No.                     Yes.              Yes.
           qualifying                                                      0.25%             0.25
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R4   Limited to       No.                    No.                     No.               Yes.
           qualifying                                                                        0.25%
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class R5   Limited to       No.                    No.                     No.               N/A
           qualifying
           institutional
           investors.

------------------------------------------------------------------------------------------------------------
Class W    Limited to       No.                    No.                     Yes.              N/A
           qualifying                                                      0.25%
           discretionary
           managed
           accounts.

------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase.



------------------------------------------------------------------------------

S.2

For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES.


If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.


CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



------------------------------------------------------------------------------

S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


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S.4

SALES CHARGE* FOR CLASS A SHARES

                         AS A % OF            AS A % OF           MAXIMUM REALLOWANCE
TOTAL MARKET VALUE    PURCHASE PRICE**   NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999               4.75%               4.99%                    4.00%
$50,000 - $99,999           4.25                4.44                     3.50
$100,000 - $249,999         3.50                3.63                     3.00
$250,000 - $499,999         2.50                2.56                     2.15
$500,000 - $999,999         2.00                2.04                     1.75
$1,000,000 or more          0.00                0.00                     0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.


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S.5

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5 Class W or Class Y shares;


o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


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S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.


o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.


o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.


o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


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S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                  THE CDSC PERCENTAGE RATE IS:*
First year                                                    5%
Second year                                                   4%
Third year                                                    4%
Fourth year                                                   3%
Fifth  year                                                   2%
Sixth year                                                    1%
Seventh or eighth year                                        0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


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S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.



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S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     The financial institution through which you buy shares may have different policies not described in this prospectus,
                 including different minimum investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888)
                 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.10

BY MAIL (CONT.)  Mail your check and completed application to:


                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH   Fund shares purchased through the distributor may be paid for by federal funds wire. Before sending a wire, call (888)
                 791-3380 to notify the distributor of the wire and to receive further instructions.

                 If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                 Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE      Call (888) 791-3380 or send signed written instructions to the address above.


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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                $1,000         $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $  100                $  100         $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $  300                None           $2,500                     $500


* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS


                                                              RIVERSOURCE ABSOLUTE
                                                              RETURN CURRENCY
                         FOR ALL FUNDS,                       AND INCOME FUND
                         CLASSES AND                          RIVERSOURCE FLOATING
                         ACCOUNTS EXCEPT                      RATE FUND
                         THOSE LISTED TO THE   TAX QUALIFIED  RIVERSOURCE INFLATION
                         RIGHT (NONQUALIFIED)  ACCOUNTS       PROTECTED SECURITIES FUND  CLASS W
------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                  $100           $5,000                     $500
------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                  $ 50           $  100                     None
------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                  None           $2,500                     $500


** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

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If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS     You can exchange or sell shares by having your financial
                 institution process your transaction. The financial
                 institution through which you purchased shares may have
                 different policies not described in this prospectus,
                 including different transaction limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND


BY MAIL          Mail your exchange or sale request to:

                 REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   P.O. BOX 8041
                                   BOSTON, MA 02266-8041

                 EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                   C/O BFDS
                                   30 DAN ROAD
                                   CANTON, MA 02021-2809

                 Include in your letter:

                 o     your name

                 o     the name of the fund(s)

                 o     your account number

                 o     the class of shares to be exchanged or sold

                 o your Social Security number or Employer Identification number

                 o the dollar amount or number of shares you want to exchange or sell

                 o specific instructions regarding delivery or exchange destination

                 o     signature(s) of registered account owner(s)

                 o any special documents the transfer agent may require in order to process your order

                 Corporate, trust or partnership accounts may need to send additional documents.

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S.13

BY MAIL (CONT.)  Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                 A Medallion Signature Guarantee is required if:

                 o     Amount is over $50,000.

                 o You want your check made payable to someone other than yourself.

                 o     Your address has changed within the last 30 days.

                 o You want the check mailed to an address other than the address of record.

                 o You want the proceeds sent to a bank account not on file.

                 o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                 A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal
                 Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                 NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE     Call (888) 791-3380. Unless you elect not to have telephone exchange and sale privileges, they will automatically be
                 available to you. Reasonable procedures will be used to
                 confirm authenticity of telephone exchange or sale requests.
                 Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or
                 qualified retirement accounts. You may request that these
                 privileges NOT apply by writing to the address above.

                 Payment will be mailed to the address of record and made payable to the names listed on the account.

                 Telephone sale requests are limited to $100,000 per day.

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S.14

BY WIRE OR ACH   You can wire money from your fund account to your bank
                 account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                 Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                 A service fee may be charged against your account for each wire sent.

                 Minimum amount: $100

                 Your bank or financial institution may charge additional fees for wire transactions.
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BY SCHEDULED     You may elect to receive regular periodic payments through an
PAYOUT PLAN      automatic sale of shares. See the SAI for more information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You will be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF


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S.15

CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


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S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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S.17

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualifying dividend income. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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S.18

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


FOR RIVERSOURCE INFLATION PROTECTED SECURITIES FUND. Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service regulations to be taxable income in the year it occurs. The fund will distribute both interest income and the income attributable to principal adjustments, both of which are taxable to shareholders.



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S.19

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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S.20

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder servicing fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.



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S.21

Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution or shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which


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S.22
you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before certain fixed income funds may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


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S.23

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.


CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.24

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

TICKER SYMBOL
Class A: IGBFX       Class B: IGLOX        Class C: AGBCX
Class I: AGBIX       Class R4: -           Class W: -


                                                          S-6309-99 AC (12/06)

    Prospectus

                                                       RIVERSOURCE [LOGO](SM)
                                                            INVESTMENTS

    RIVERSOURCE(SM)
    GLOBAL EQUITY FUND


    PROSPECTUS DEC. 29, 2006


 >  RIVERSOURCE GLOBAL EQUITY FUND
    SEEKS TO PROVIDE SHAREHOLDERS
    WITH LONG-TERM CAPITAL GROWTH.


    Classes A, B, C, R2, R3, R4, R5 and W


    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

    -----------------------------------------------------
    NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
    -----------------------------------------------------

TABLE OF CONTENTS


THE FUND ...................................................................3p

Objective ..................................................................3p

Principal Investment Strategies ............................................3p

Principal Risks ............................................................4p

Past Performance ...........................................................6p

Fees and Expenses .........................................................10p

Other Investment Strategies and Risks .....................................12p

Fund Management and Compensation ..........................................13p

FINANCIAL HIGHLIGHTS ......................................................15p

BUYING AND SELLING SHARES .................................................S.1

Description of Share Classes ..............................................S.1

   Investment Options -- Classes of Shares ................................S.1

   Sales Charges ..........................................................S.4

   Opening an Account ....................................................S.10

Exchanging or Selling Shares .............................................S.13

   Exchanges .............................................................S.15

   Selling Shares ........................................................S.17

VALUING FUND SHARES ......................................................S.17

DISTRIBUTIONS AND TAXES ..................................................S.18

Dividends and Capital Gain Distributions .................................S.18

Reinvestments ............................................................S.18

Taxes ....................................................................S.19

GENERAL INFORMATION ......................................................S.20


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2p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

THE FUND

OBJECTIVE

RiverSource Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for oversight of the subadviser, Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

Threadneedle chooses investments by:

o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.


o Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.


Using the global sector strategy, Threadneedle constructs the portfolio by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

o The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.


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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 3p

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:

    o   Evaluating the opportunities and risks within regions and sectors;

    o   Assessing valuations; and

    o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

    The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.


o Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their perceived ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.


A number of factors may prompt Threadneedle to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.


The Fund will normally have exposure to foreign currencies. Threadneedle closely monitors the Fund's exposure to foreign currency. From time to time, the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.


PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may


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4p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the investment manager's use of derivative instruments if prices do not move in the direction anticipated by the Fund's investment manager when entering into the derivative instrument.


FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


GEOGRAPHIC CONCENTRATION RISK. The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.


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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 5p

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o   the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;

o   no sales charge for Class R4 shares; and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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6p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1996      1997     1998      1999      2000      2001      2002      2003      2004      2005
+14.89%   +7.18%   +26.16%   +37.02%   -23.37%   -22.29%   -23.38%   +25.16%   +16.08%   +18.41%


During the periods shown in the bar chart, the highest return for a calendar quarter was +32.17% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -18.41% (quarter ended Sept. 30, 2001).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Sept. 30, 2006 was +7.82%.


The Fund formerly was a "feeder" fund in a master/feeder arrangement where the Fund invested all of its assets in a corresponding "master" fund with an identical investment objective and investment strategies. As of Nov. 8, 2005, the Fund became a stand-alone fund that invests directly in a portfolio of securities. The information shown in the table and in the financial highlights for the Fund includes the activity of the Fund when it was a feeder in a master/feeder arrangement.


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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 7p

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)


                                                                                SINCE
                                                                              INCEPTION
                                                1 YEAR   5 YEARS   10 YEARS   (CLASS C)
RiverSource Global Equity:

   Class A


      Return before taxes                       +11.61%    -0.70%     +4.65%    N/A

      Return after taxes on distributions       +11.52%    -0.76%     +3.39%    N/A

      Return after taxes on distributions
      and sale of fund shares                    +7.55%    -0.63%     +3.45%    N/A


   Class B


      Return before taxes                       +12.60%    -0.72%     +4.46%    N/A


   Class C


      Return before taxes                       +16.55%    -0.33%       N/A   -4.01%(a)

   Class R4*

      Return before taxes                       +18.59%    +0.66%     +5.43%    N/A

MSCI All Country World Index
(reflects no deduction for fees, expenses or
taxes)                                          +11.37%    +3.41%     +7.44%  +0.82%(b)

Lipper Global Funds Index                       +11.89%    +2.96%     +7.95%  +1.00%(b)

*   Effective Dec. 11, 2006 Class Y was renamed Class R4.

(a) Inception date is June 26, 2000.

(b) Measurement period started July 1, 2000.


The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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8p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

Class R2, Class R3, Class R5 and Class W are new as of the date of this prospectus, and therefore performance information is not shown.

Past performance for Class R2 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class
B. Past performance for Class R3 and Class W for the period prior to the beginning of operations for that class may be calculated based on the performance of Class A. Past performance for Class R5 for the period prior to the beginning of operations for that class may be calculated based on the performance of Class R4. In each case, the blended class performance will be adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses (for example, 12b-1 fees). The use of blended performance generally results in higher performance for classes with higher operating expenses than those of the class with which they are blended, and lower performance for classes with lower operating expenses than those of the class with which they are blended.



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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 9p

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE                  MAXIMUM DEFERRED SALES CHARGE
                  (LOAD) IMPOSED ON PURCHASES       (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)     OF OFFERING PRICE AT TIME OF PURCHASE)

Class A                     5.75%(a)                                    None
Class B                     None                                           5%
Class C                     None                                           1%
Class R2                    None                                        None
Class R3                    None                                        None
Class R4(b)                 None                                        None
Class R5                    None                                        None
Class W                     None                                        None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:


              MANAGEMENT   DISTRIBUTION      OTHER
                FEES(c)    (12b-1) FEES   EXPENSES(d)   TOTAL
Class A          0.86%        0.25%          0.40%       1.51%
Class B          0.86%        1.00%          0.42%       2.28%
Class C          0.86%        1.00%          0.41%       2.27%
Class R2         0.86%        0.50%          0.46%       1.82%
Class R3         0.86%        0.25%          0.46%       1.57%
Class R4(b)      0.86%        0.00%          0.46%       1.32%(e)
Class R5         0.86%        0.00%          0.21%       1.07%
Class W          0.86%        0.25%          0.36%       1.47%


(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."


(b) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.08% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Global Funds Index. See "Fund Management and Compensation" for more information.

(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R2, Class R3 and Class R4, a plan administration services fee. Other expenses for Class R2, Class R3, Class R5 and Class W are based on estimated amounts for the current fiscal year.

(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4.


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10p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

EXAMPLES


These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR     3 YEARS    5 YEARS     10 YEARS
Class A(a)    $720       $1,025     $1,352      $2,278

Class B       $731(b)    $1,113(b)  $1,421(b)   $2,426(c)

Class C       $330(b)    $  710     $1,216      $2,610

Class R2      $185       $  573     $  986      $2,142

Class R3      $160       $  496     $  856      $1,872

Class R4      $134       $  419     $  724      $1,595

Class R5      $109       $  341     $  591      $1,310

Class W       $150       $  465     $  804      $1,762



(a)   Includes a 5.75% sales charge.


(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

              1 YEAR     3 YEARS     5 YEARS    10 YEARS

Class A(a)    $720       $1,025      $1,352     $2,278

Class B       $231       $  713      $1,221     $2,426(b)

Class C       $230       $  710      $1,216     $2,610

Class R2      $185       $  573      $  986     $2,142

Class R3      $160       $  496      $  856     $1,872

Class R4      $134       $  419      $  724     $1,595

Class R5      $109       $  341      $  591     $1,310

Class W       $150       $  465      $  804     $1,762

(a)   Includes a 5.75% sales charge.


(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 11p

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.


Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.


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12p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.86% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Global Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


RiverSource Investments contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board.


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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 13p

Threadneedle manages the Fund's assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.

THREADNEEDLE

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of RiverSource Investments, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. The portfolio managers who lead the team responsible for the day-to-day management of the Fund are:

Dominic Rossi, Portfolio Manager

o     Head of international equities.

o     Managed the Fund since 2003.

o     Joined Threadneedle in 1997 as head of international equities.

o     Began investment career in 1986.

o     MBA, City University, London.

Stephen Thornber, Deputy Portfolio Manager

o     Head of global oil sector.

o     Managed the Fund since 2003.

o     Joined Threadneedle in 1993 as a fund manager.

o     Began investment career in 1987.

o     BA, Plymouth Polytechnic.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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14p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                              2006         2005         2004        2003        2002
Net asset value, beginning of period                                  $   6.23     $   5.16     $   4.62    $   3.92    $   4.69
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               .01          .02           --         .01          --
Net gains (losses) (both realized and unrealized)                         1.30         1.08          .54         .69        (.77)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.31         1.10          .54         .70        (.77)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                     (.02)        (.03)          --          --          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   7.52     $   6.23     $   5.16    $   4.62    $   3.92
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $    608     $    446     $    364    $    366    $    406
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                          1.51%        1.57%        1.41%       1.50%       1.39%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          .23%         .33%         .07%        .26%        .01%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                       112%          93%         104%        132%        123%
----------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                          21.01%       21.48%       11.72%      17.86%     (16.42%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 15p

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                            2006         2005         2004         2003         2002
Net asset value, beginning of period                                $   5.88     $   4.87     $   4.40     $   3.76     $   4.53
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.01)        (.02)        (.03)        (.03)        (.04)
Net gains (losses) (both realized and unrealized)                       1.19         1.03          .50          .67         (.73)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.18         1.01          .47          .64         (.77)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.06     $   5.88     $   4.87     $   4.40     $   3.76
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    110     $    102     $    104     $    142     $    173
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        2.28%        2.34%        2.18%        2.27%        2.16%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                          (.54%)       (.41%)       (.66%)       (.52%)       (.77%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                     112%          93%         104%         132%         123%
----------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        20.07%       20.74%       10.68%       17.02%      (17.00%)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


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16p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                           2006         2005         2004         2003         2002
Net asset value, beginning of period                               $   5.85     $   4.85     $   4.38     $   3.75     $   4.52
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.01)        (.02)        (.02)        (.03)        (.04)
Net gains (losses) (both realized and unrealized)                      1.18         1.03          .49          .66         (.73)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.17         1.01          .47          .63         (.77)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                    --         (.01)          --           --           --
Net asset value, end of period                                     $   7.02     $   5.85     $   4.85     $   4.38     $   3.75
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $      6     $      2     $      1     $      1     $      1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       2.27%        2.33%        2.19%        2.29%        2.19%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                                         (.50%)       (.53%)       (.69%)       (.52%)       (.78%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                    112%          93%         104%         132%         123%
---------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       20.03%       20.89%       10.73%       16.80%      (17.04%)
---------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS 17p

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                                            2006         2005         2004        2003        2002
Net asset value, beginning of period                                $   6.29     $   5.20     $   4.65    $   3.94    $   4.70
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .02          .04          .01         .02         .01
Net gains (losses) (both realized and unrealized)                       1.31         1.09          .54         .69        (.77)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        1.33         1.13          .55         .71        (.76)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of net investment income                   (.02)        (.04)          --          --          --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   7.60     $   6.29     $   5.20    $   4.65    $   3.94
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $      9     $      6     $      4    $      5    $      8
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.32%        1.38%        1.23%       1.30%       1.21%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .44%         .49%         .25%        .43%        .18%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                     112%          93%         104%        132%        123%
--------------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                        21.26%       21.90%       11.88%      18.02%     (16.17%)
--------------------------------------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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18p RIVERSOURCE GLOBAL EQUITY FUND - 2006 PROSPECTUS

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


DESCRIPTION OF SHARE CLASSES


INVESTMENT OPTIONS -- CLASSES OF SHARES


The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)


INVESTMENT OPTIONS SUMMARY


See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                         CONTINGENT                                PLAN
                                   INITIAL               DEFERRED SALES         DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY        SALES CHARGE          CHARGE (CDSC)          SERVICE FEE(a)     FEE
-----------------------------------------------------------------------------------------------------------------
Class A        Available to        Yes. Payable at time  No.                    Yes.               N/A
               all investors.      of purchase. Lower                           0.25%
                                   sales charge for
                                   larger investments.

-----------------------------------------------------------------------------------------------------------------
Class B(b)     Available to        No. Entire purchase   Maximum 5% CDSC        Yes.               N/A
               all investors.      price is invested     during the first       1.00%
                                   in shares of the      year decreasing
                                   fund.                 to 0% after six
                                                         years.

-----------------------------------------------------------------------------------------------------------------
Class C        Available to        No. Entire purchase   1% CDSC may apply      Yes.               N/A
               all investors.      price is invested     if you sell shares     1.00%
                                   in shares of the      within one year after
                                   fund.                 purchase.



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S.1                                                                   S-6400-4

                                                                CONTINGENT                            PLAN
                                          INITIAL               DEFERRED SALES     DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY               SALES CHARGE          CHARGE (CDSC)      SERVICE FEE(a)     FEE
--------------------------------------------------------------------------------------------------------------------
Class I        Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class R2       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.50%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R3       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.25%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R4       Limited to qualifying      No.                   No.                No.                Yes.
               institutional investors.                                                               0.25%

--------------------------------------------------------------------------------------------------------------------
Class R5       Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class W        Limited to qualifying      No.                   No.                Yes.               N/A
               discretionary managed                                               0.25%
               accounts.

--------------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold



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S.2
and held through them, which the distributor begins to pay one year after purchase. For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.


CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



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S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


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S.4

SALES CHARGE* FOR CLASS A SHARES:

                                                                          MAXIMUM
                            AS A % OF           AS A % OF NET       RE-ALLOWANCE AS A %
TOTAL MARKET VALUE       PURCHASE PRICE**      AMOUNT INVESTED       OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999                  5.75%                6.10%                  5.00%
$50,000 - $99,999              4.75                 4.99                   4.00
$100,000 - $249,999            3.50                 3.63                   3.00
$250,000 - $499,999            2.50                 2.56                   2.15
$500,000 - $999,999            2.00                 2.04                   1.75
$1,000,000 or more             0.00                 0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and


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S.5

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;


o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


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S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.


o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.


o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.


o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


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S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                THE CDSC PERCENTAGE RATE IS:*
First year                                                  5%
Second year                                                 4%
Third year                                                  4%
Fourth year                                                 3%
Fifth year                                                  2%
Sixth year                                                  1%
Seventh or eighth year                                      0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


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S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W, there is no initial sales charge or CDSC.



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S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             The financial institution through which you buy
                         shares may have different policies not described in
                         this prospectus, including different minimum
                         investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.10

                         Mail your check and completed application to:


                         REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        P.O. BOX 8041
                                        BOSTON, MA 02266-8041

                         EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        C/O BFDS
                                        30 DAN ROAD
                                        CANTON, MA 02021-2809

                         If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum
                         Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH           Fund shares purchased through the distributor may be
                         paid for by federal funds wire. Before sending a
                         wire, call (888) 791-3380 to notify the distributor
                         of the wire and to receive further instructions.

                         If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                         Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE              Call (888) 791-3380 or send signed written
                         instructions to the address above.


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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                 $1,000          $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $100            $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $300                   None            $2,500                    $500


* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS


                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                   $100            $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $50             $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                   None            $2,500                    $500


** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

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If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             You can exchange or sell shares by having your
                         financial institution process your transaction. The
                         financial institution through which you purchased
                         shares may have different policies not described in
                         this prospectus, including different transaction
                         limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND


BY MAIL                  Mail your exchange or sale request to:

                         REGULAR MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             P.O. BOX 8041
                                             BOSTON, MA 02266-8041

                         EXPRESS MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             C/O BFDS
                                             30 DAN ROAD
                                             CANTON, MA 02021-2809

                         Include in your letter:

                         o     your name

                         o     the name of the fund(s)

                         o     your account number

                         o     the class of shares to be exchanged or sold

                         o     your Social Security number or Employer
                               Identification number

                         o the dollar amount or number of shares you want to exchange or sell

                         o specific instructions regarding delivery or exchange destination

                         o     signature(s) of registered account owner(s)

                         o any special documents the transfer agent may require in order to process your order

                         Corporate, trust or partnership accounts may need to send additional documents.

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S.13

BY MAIL (CONT.)          Payment will be mailed to the address of record and
                         made payable to the names listed on the account,
                         unless your request specifies differently and is
                         signed by all owners.

                         A Medallion Signature Guarantee is required if:

                         o     Amount is over $50,000.

                         o You want your check made payable to someone other than yourself.

                         o Your address has changed within the last 30 days.

                         o You want the check mailed to an address other than the address of record.

                         o You want the proceeds sent to a bank account not on file.

                         o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                         A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit
                         Insurance Act. Note: A guarantee from a notary public is not acceptable.

                         NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE             Call (888) 791-3380. Unless you elect not to have
                         telephone exchange and sale privileges, they will
                         automatically be available to you. Reasonable
                         procedures will be used to confirm authenticity of
                         telephone exchange or sale requests. Telephone
                         privileges may be modified or discontinued at any
                         time. Telephone exchange and sale privileges
                         automatically apply to all accounts except custodial,
                         corporate or qualified retirement accounts. You may
                         request that these privileges NOT apply by writing to
                         the address above.

                         Payment will be mailed to the address of record and made payable to the names listed on the account.

                         Telephone sale requests are limited to $100,000 per day.

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S.14

BY WIRE OR ACH           You can wire money from your fund account to your
                         bank account. Make sure we have your bank account
                         information on file. If we do not have this
                         information, you will need to send written
                         instructions with your bank's name and a voided check
                         or savings account deposit slip.

                         Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                         A service fee may be charged against your account for each wire sent.

                         Minimum amount: $100

                         Your bank or financial institution may charge additional fees for wire transactions.

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BY SCHEDULED             You may elect to receive regular periodic payments
PAYOUT PLAN              through an automatic sale of shares. See the SAI for
                         more information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND


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S.15

THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


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S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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S.17

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


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S.18

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.


IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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S.19

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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S.20

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


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S.21

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution or shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


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S.22

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.


CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.


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S.23

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


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S.24

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

TICKER SYMBOL


Class A: IGLGX              Class B: IDGBX          Class C: --
Class R2: --                Class R3: --            Class R4: IDGYX
Class R5: --                Class W: --

RIVERSOURCE [LOGO](SM)
    INVESTMENTS                                           S-6334-99 AC (12/06)

    Prospectus

                                                       RIVERSOURCE [LOGO](SM)
                                                            INVESTMENTS

    RIVERSOURCE(SM)

    GLOBAL TECHNOLOGY FUND

    PROSPECTUS DEC. 29, 2006


 >  RIVERSOURCE GLOBAL TECHNOLOGY
    FUND SEEKS TO PROVIDE
    SHAREHOLDERS WITH LONG-TERM
    CAPITAL GROWTH.


    Classes A, B, C, I and R4


    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


    You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial institution if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.


    -----------------------------------------------------
    NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
    -----------------------------------------------------

TABLE OF CONTENTS


THE FUND ...................................................................3p

Objective ..................................................................3p

Principal Investment Strategies ............................................3p

Principal Risks ............................................................4p

Past Performance ...........................................................5p

Fees and Expenses ..........................................................8p

Other Investment Strategies and Risks .....................................10p

Fund Management and Compensation ..........................................11p

FINANCIAL HIGHLIGHTS ......................................................13p

BUYING AND SELLING SHARES .................................................S.1

Description of Share Classes ..............................................S.1

   Investment Options -- Classes of Shares ................................S.1

   Sales Charges ..........................................................S.4

   Opening an Account ....................................................S.10

Exchanging or Selling Shares .............................................S.13

   Exchanges .............................................................S.15

   Selling Shares ........................................................S.17

VALUING FUND SHARES ......................................................S.17

DISTRIBUTIONS AND TAXES ..................................................S.18

Dividends and Capital Gain Distributions .................................S.18

Reinvestments ............................................................S.18

Taxes ....................................................................S.19

GENERAL INFORMATION ......................................................S.20



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2p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

THE FUND

OBJECTIVE


RiverSource Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES

The Fund focuses on equity securities of companies in the information technology industry throughout the world. Although the Fund may invest in securities of issuers located in any country, at any given time the portfolio may hold primarily securities of issuers located in the U.S. Because of the multinational character of the technology industry, the headquarters, principal operations and primary sources of revenues of the companies in which the Fund invests may be located in the U.S. or outside the U.S. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies in the technology industry. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses investments by:


o Identifying companies that the investment manager believes to be principally engaged in the development, advancement, production, and/or use of products or services related to information processing, data processing, and/or information presentation.

o     Identifying companies with:

      o     high demand for their products and/or services;

      o     competitive market position; and

      o     effective management.

o Considering opportunities and risks within the technology, telecommunications, and media sectors.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

      o     The security is overvalued relative to alternative investments.

      o The company or the security continues to meet the standards described above.

      o     The company meets earnings expectations.


      o     The company's particular industry experiences a broad down-turn.



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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 3p

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


FOREIGN RISK. The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

SECTOR RISK. The Fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.


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4p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart; and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C, Class I and Class R4 shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:


o     the maximum sales charge for Class A shares;

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares;


o     no sales charge for Class I and R4 shares; and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 5p

                           CLASS A SHARE PERFORMANCE
                           (BASED ON CALENDAR YEARS)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1997     1998       1999      2000      2001      2002      2003      2004    2005
+7.56%   +41.51%   +145.12%   -23.19%   -53.79%   -42.08%   +72.64%   +9.29%   +5.00%


During the periods shown in the bar chart, the highest return for a calendar quarter was +86.25% (quarter ended Dec. 31, 1999) and the lowest return for a calendar quarter was -48.48% (quarter ended March 31, 2001).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Sept. 30, 2006 was +10.48%.


Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares only to a single investor. One factor impacting the Fund's 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of the high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level or performance.

The Fund formerly was a "feeder" fund in a master/feeder arrangement where the Fund invested all of its assets in a corresponding "master" fund with an identical investment objective and investment strategies. As of Dec. 6, 2005, the Fund became a stand-alone fund that invests directly in a portfolio of securities. The information shown in the table and in the financial highlights for the Fund includes the activity of the Fund when it was a feeder in a master/feeder arrangement.


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6p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)



                                                     SINCE
                                                   INCEPTION      SINCE        SINCE
                                                    (CLASSES    INCEPTION    INCEPTION
                                1 YEAR   5 YEARS   A, B & R4)   (CLASS C)    (CLASS I)
RiverSource Global Technology:

   Class A

      Return before taxes       -1.04%   -12.95%   +3.86%(a)       N/A          N/A

      Return after taxes
      on distributions          -1.04%   -12.95%   +1.03%(a)       N/A          N/A

      Return after taxes
      on distributions and
      sale of fund shares       -0.67%   -10.48%   -3.39%(a)       N/A          N/A

   Class B

      Return before taxes       -1.02%   -12.91%   +3.73%(a)       N/A          N/A

   Class C

      Return before taxes       +3.55%   -12.46%     N/A        +16.73%(b)      N/A

   Class I

      Return before taxes       +5.97%      N/A      N/A           N/A       +16.66%(c)

   Class R4*

      Return before taxes       +4.98%   -11.79%   +4.59%(a)       N/A          N/A

GSTI(R) Composite Index
(reflects no deduction for
fees, expenses or taxes)        +2.04%    -7.14%   +5.59%(d)    -15.10%(e)   +10.46%(f)

Lipper Science and
Technology Funds Index          +5.37%    -8.68%   +4.38%(d)    -15.09%(e).  +15.41%(f)


*     Effective Dec. 11, 2006 Class Y was renamed Class R4.


(a)   Inception date is Nov. 13, 1996.

(b)   Inception date is June 26, 2000.


(c)   Inception date is July 15, 2004.

(d)   Measurement period started Dec. 1, 1996.

(e)   Measurement period started July 1, 2000.

(f)   Measurement period started Aug. 1, 2004.


The Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index, an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.


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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 7p

FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                    MAXIMUM SALES CHARGE                  MAXIMUM DEFERRED SALES CHARGE
                 (LOAD) IMPOSED ON PURCHASES        (LOAD) IMPOSED ON SALES (AS A PERCENTAGE
              (AS A PERCENTAGE OF OFFERING PRICE)     OF OFFERING PRICE AT TIME OF PURCHASE)
Class A                    5.75%(a)                                  None

Class B                    None                                         5%

Class C                    None                                         1%


Class I                    None                                      None

Class R4(b)                None                                      None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:


              MANAGEMENT   DISTRIBUTION     OTHER
                FEES(c)    (12b-1) FEES   EXPENSES(d)    TOTAL
Class A          0.79%         0.25%         0.65%      1.69%

Class B          0.79%         1.00%         0.68%      2.47%

Class C          0.79%         1.00%         0.66%      2.45%

Class I          0.79%         0.00%         0.22%      1.01%

Class R4(b)      0.79%         0.00%         0.52%      1.31%(e)

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.07% for the most recent fiscal year.
      The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper
      Science and Technology Funds Index. See "Fund Management and
      Compensation" for more information.

(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee.

(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4.



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8p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

EXAMPLES


These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR    3 YEARS     5 YEARS     10 YEARS

Class A(a)                           $737      $1,077      $1,441      $2,463

Class B                              $750(b)   $1,170(b)   $1,516(b)   $2,618(c)

Class C                              $348(b)   $  764      $1,306      $2,790

Class I                              $103      $  322      $  559      $1,241

Class R4                             $133      $  415      $  719      $1,584

(a)   Includes a 5.75% sales charge.


(b)   Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                     1 YEAR    3 YEARS     5 YEARS     10 YEARS

Class A(a)                            $737     $1,077      $1,441      $2,463

Class B                               $250     $  770      $1,316      $2,618(b)

Class C                               $248     $  764      $1,306      $2,790

Class I                               $103     $  322      $  559      $1,241

Class R4                              $133     $  415      $  719      $1,584

(a)   Includes a 5.75% sales charge.


(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 9p

OTHER INVESTMENT STRATEGIES AND RISKS


Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated money market fund. See "Cash Reserves" for more information.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."



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10p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER


RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.



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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 11p

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.79% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Science and Technology Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent annual or semiannual shareholder report.


Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Nina Hughes, Portfolio Manager

o     Managed the Fund since 2002.


o     Joined RiverSource Investments in 2002.


o Equity Analyst, Tudor Investment Corporation, 1998 to 2002; Software Quality Engineer, Baxter Healthcare, 1995 to 1997.

o     MBA, Babson College.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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12p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                 2006        2005        2004        2003        2002
Net asset value, beginning of period      $  1.99     $  1.83     $  1.72     $  1.03     $  1.60
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.02)       (.02)       (.03)       (.02)       (.03)
Net gains (losses) (both realized
   and unrealized)                            .45         .18         .14         .71        (.54)
---------------------------------------------------------------------------------------------------
Total from investment operations              .43         .16         .11         .69        (.57)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.42     $  1.99     $  1.83     $  1.72     $  1.03
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   123     $   120     $   146     $   145     $    81
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                       1.69%       1.75%       1.74%       1.94%       1.91%
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               (.89%)      (.92%)     (1.48%)      (1.47%)    (1.65%)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          196%        115%        349%        546%        391%
---------------------------------------------------------------------------------------------------
Total return(c)                             21.61%       8.74%       6.40%      66.99%     (35.62%)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 13p

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                 2006        2005        2004        2003        2002
Net asset value, beginning of period      $  1.74     $  1.60     $  1.53     $   .92     $  1.44
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.03)       (.03)       (.04)       (.03)       (.04)
Net gains (losses) (both realized
   and unrealized)                            .38         .17         .11         .64        (.48)
---------------------------------------------------------------------------------------------------
Total from investment operations              .35         .14         .07         .61        (.52)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.09     $  1.74     $  1.60     $  1.53     $   .92
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    42     $    46     $    59     $    64     $    38
---------------------------------------------------------------------------------------------------

Ratio of expenses to average
   daily net assets(b)                       2.47%       2.53%       2.52%       2.75%       2.71%
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              (1.66%)     (1.71%)     (2.26%)     (2.27%)     (2.45%)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          196%        115%        349%        546%        391%
---------------------------------------------------------------------------------------------------
Total return(c)                             20.12%       8.75%       4.58%      66.30%     (36.11%)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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14p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                 2006        2005        2004        2003        2002
Net asset value, beginning of period      $  1.74     $  1.61     $  1.53     $   .92     $  1.44
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.03)       (.03)       (.04)       (.03)       (.04)
Net gains (losses) (both realized
   and unrealized)                            .39         .16         .12         .64        (.48)
---------------------------------------------------------------------------------------------------
Total from investment operations              .36         .13         .08         .61        (.52)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.10     $  1.74     $  1.61     $  1.53     $   .92
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     3     $     3     $     4     $     4     $     2
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                       2.45%       2.52%       2.49%       2.72%       2.69%
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              (1.66%)     (1.69%)     (2.23%)     (2.26%)     (2.39%)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          196%        115%        349%        546%        391%
---------------------------------------------------------------------------------------------------
Total return(c)                             20.69%       8.07%       5.23%      66.30%     (36.11%)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 15p

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                 2006        2005        2004(b)
Net asset value, beginning of period      $  2.01     $  1.83     $  1.70
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.01)       (.01)       (.02)
Net gains (losses) (both realized
   and unrealized)                            .46         .19         .15
---------------------------------------------------------------------------------------------------
Total from investment operations              .45         .18         .13
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.46     $  2.01     $  1.83
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    --     $    --     $    --
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                       1.01%       1.04%       1.03%(d)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               (.22%)      (.21%)      (.73%)(d)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          196%        115%        349%
---------------------------------------------------------------------------------------------------
Total return(e)                             22.39%       9.84%       7.65%(f)
---------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.



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16p RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

Fiscal period ended Oct. 31,                 2006        2005        2004        2003        2002
Net asset value, beginning of period      $  2.00     $  1.83     $  1.72     $  1.03     $  1.60
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.02)       (.02)       (.02)       (.02)       (.03)
Net gains (losses) (both realized
   and unrealized)                            .45         .19         .13         .71        (.54)
---------------------------------------------------------------------------------------------------
Total from investment operations              .43         .17         .11         .69        (.57)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.43     $  2.00     $  1.83     $  1.72     $  1.03
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     1     $    --     $    --     $    --     $    --
---------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                       1.47%       1.54%       1.55%       1.69%       1.72%
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               (.68%)      (.73%)     (1.28%)     (1.25%)     (1.61%)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          196%        115%        349%        546%        391%
---------------------------------------------------------------------------------------------------
Total return(c)                             21.50%       9.29%       6.40%      66.99%     (35.63%)
---------------------------------------------------------------------------------------------------

*     Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.



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RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 PROSPECTUS 17p

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). THESE FINANCIAL INSTITUTIONS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.


DESCRIPTION OF SHARE CLASSES


INVESTMENT OPTIONS -- CLASSES OF SHARES


The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class. (The cover of this prospectus indicates which classes are currently offered for this Fund.)


INVESTMENT OPTIONS SUMMARY


See the "Fees and Expenses" table to determine which classes are offered by this fund.

                                                         CONTINGENT                                PLAN
                                   INITIAL               DEFERRED SALES         DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY        SALES CHARGE          CHARGE (CDSC)          SERVICE FEE(a)     FEE
-----------------------------------------------------------------------------------------------------------------
Class A        Available to        Yes. Payable at time  No.                    Yes.               N/A
               all investors.      of purchase. Lower                           0.25%
                                   sales charge for
                                   larger investments.

-----------------------------------------------------------------------------------------------------------------
Class B(b)     Available to        No. Entire purchase   Maximum 5% CDSC        Yes.               N/A
               all investors.      price is invested     during the first       1.00%
                                   in shares of the      year decreasing
                                   fund.                 to 0% after six
                                                         years.

-----------------------------------------------------------------------------------------------------------------
Class C        Available to        No. Entire purchase   1% CDSC may apply      Yes.               N/A
               all investors.      price is invested     if you sell shares     1.00%
                                   in shares of the      within one year after
                                   fund.                 purchase.



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S.1                                                                   S-6400-4

                                                                CONTINGENT                            PLAN
                                          INITIAL               DEFERRED SALES     DISTRIBUTION AND   ADMINISTRATION
               AVAILABILITY               SALES CHARGE          CHARGE (CDSC)      SERVICE FEE(a)     FEE
--------------------------------------------------------------------------------------------------------------------
Class I        Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class R2       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.50%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R3       Limited to qualifying      No.                   No.                Yes.               Yes.
               institutional investors.                                            0.25%              0.25%

--------------------------------------------------------------------------------------------------------------------
Class R4       Limited to qualifying      No.                   No.                No.                Yes.
               institutional investors.                                                               0.25%

--------------------------------------------------------------------------------------------------------------------
Class R5       Limited to qualifying      No.                   No.                No.                N/A
               institutional investors.

--------------------------------------------------------------------------------------------------------------------
Class W        Limited to qualifying      No.                   No.                Yes.               N/A
               discretionary managed                                               0.25%
               accounts.

--------------------------------------------------------------------------------------------------------------------

(a) For Class A, Class B, Class C, Class R2, Class R3 and Class W shares, each fund has adopted a plan under Rule 12b-1 of the Investment Company
      Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(b) See "Buying and Selling Shares, Sales Charges, Class B and Class C - contingent deferred sales charge alternative" for more information on the timing of conversion, which will vary depending on the original purchase of the Class B shares.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial institutions also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold



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S.2
and held through them, which the distributor begins to pay one year after purchase. For Class B shares, and, for the first year after sale only, for Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial institutions that sell Class B shares, and to pay for other distribution related expenses. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

PLAN ADMINISTRATION FEE

Class R2, Class R3 and Class R4 pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 is equal on an annual basis to 0.25% of assets attributable to the respective class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

CLASS A, CLASS B AND CLASS C SHARES

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases.


If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial institution.


CLASS I SHARES.

The following eligible investors may purchase Class I shares:

o Any fund distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other RiverSource funds.

o Endowments, foundations and defined benefit plans with a minimum investment of $5 million.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.



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S.3

CLASS R SHARES.

The following eligible investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

o     Qualified employee benefit plans.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

o Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

o Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial institution.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made outside of a discretionary managed account.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.


For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial institution through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charges vary depending on the amount of your purchase.


------------------------------------------------------------------------------

S.4

SALES CHARGE* FOR CLASS A SHARES:

                                                                          MAXIMUM
                            AS A % OF           AS A % OF NET       RE-ALLOWANCE AS A %
TOTAL MARKET VALUE       PURCHASE PRICE**      AMOUNT INVESTED       OF PURCHASE PRICE
---------------------------------------------------------------------------------------
Up to $49,999                  5.75%                6.10%                  5.00%
$50,000 - $99,999              4.75                 4.99                   4.00
$100,000 - $249,999            3.50                 3.63                   3.00
$250,000 - $499,999            2.50                 2.56                   2.15
$500,000 - $999,999            2.00                 2.04                   1.75
$1,000,000 or more             0.00                 0.00                   0.00***

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **   Purchase price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $3,000,000; a sales commission up to 0.50% for $3,000,000 to
      $10,000,000; and a sales commission up to 0.25% for $10,000,000 or more.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION. You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts. The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o     Your current investment in a fund; and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in the fund and other RiverSource funds, provided your investment was subject to a sales charge. Your primary household group consists of you, your spouse or domestic partner and your unmarried children under age 21 sharing a mailing address.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o     Individual or joint accounts;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and


------------------------------------------------------------------------------

S.5

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;


o Investments in Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;


o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o     Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different financial institutions, and you want to include those assets toward a reduced sales charge, you must inform your financial institution in writing about the other accounts when placing your purchase order. Contact your financial institution to determine what information is required.

Unless you provide your financial institution in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

For more information on rights of accumulation, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more over a period of 13 months or less, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the fund. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13-month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the fund will not be counted toward the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Initial Sales Charge -- Rights of Accumulation."


------------------------------------------------------------------------------

S.6

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial institution provide this information to the fund when placing your purchase order. For more details on LOIs, please contact your financial institution or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

o current or retired Board members, officers or employees of RiverSource funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o registered representatives and other employees of financial institutions having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial institution.


o direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class R or Class Y shares in a fund to Class A shares in the same fund.


o     purchases made:

      o with dividend or capital gain distributions from a fund or from the same class of another RiverSource fund;

      o through or under a wrap fee product or other investment product sponsored by a financial institution having a selling agreement with the distributor;


      o through Ameriprise(SM) Personal Trust Services' Asset-Based pricing alternative, provided by Ameriprise Bank, FSB.


o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.


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S.7

Unless you provide your financial institution with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial institution provide this information to the fund when placing your purchase order.

Because the current prospectus is available on RiverSource Investment's website free of charge, RiverSource Investments does not disclose this information separately on the website.

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                THE CDSC PERCENTAGE RATE IS:*
First year                                                  5%
Second year                                                 4%
Third year                                                  4%
Fourth year                                                 3%
Fifth year                                                  2%
Sixth year                                                  1%
Seventh or eighth year                                      0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial institutions that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


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S.8

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial institutions that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

o     in the event of the shareholder's death;

o     held in trust for an employee benefit plan; or

o held in IRAs or certain qualified plans, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

      o     at least 59 1/2 years old AND

      o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

      o selling under an approved substantially equal periodic payment arrangement.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares in the event of the shareholder's death.


CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For Class I, Class R2, Class R3, Class R4, Class R5 and Class W, there is no initial sales charge or CDSC.



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S.9

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

METHODS OF PURCHASING SHARES

These methods of purchasing shares apply to Class A, Class B, and Class C shares.

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             The financial institution through which you buy
                         shares may have different policies not described in
                         this prospectus, including different minimum
                         investment amounts and minimum account balances.

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THROUGH AN ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL The financial institution through which you buy shares may establish an account directly with the fund. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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S.10

                         Mail your check and completed application to:


                         REGULAR MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        P.O. BOX 8041
                                        BOSTON, MA 02266-8041

                         EXPRESS MAIL   RIVERSOURCE INVESTMENTS (FUNDS)
                                        C/O BFDS
                                        30 DAN ROAD
                                        CANTON, MA 02021-2809

                         If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum
                         Investment and Account Balance chart below for more information regarding scheduled investment plans.

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BY WIRE OR ACH           Fund shares purchased through the distributor may be
                         paid for by federal funds wire. Before sending a
                         wire, call (888) 791-3380 to notify the distributor
                         of the wire and to receive further instructions.

                         If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application.

                         Your bank or financial institution may charge additional fees for wire transactions.

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BY EXCHANGE              Call (888) 791-3380 or send signed written
                         instructions to the address above.


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S.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $2,000                 $1,000          $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $100            $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*         $300                   None            $2,500                    $500


* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan.
      If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

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MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS


                         FOR ALL FUNDS,
                         CLASSES AND
                         ACCOUNTS EXCEPT
                         THOSE LISTED TO THE    TAX QUALIFIED   RIVERSOURCE DISCIPLINED
                         RIGHT (NONQUALIFIED)   ACCOUNTS        SMALL CAP VALUE FUND      CLASS W
-------------------------------------------------------------------------------------------------
INITIAL INVESTMENT       $100                   $100            $5,000                    $500
-------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS   $100                   $50             $100                      None
-------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**        None                   None            $2,500                    $500


** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

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If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are a part of an employer-sponsored retirement plan.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.


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S.12

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS             You can exchange or sell shares by having your
                         financial institution process your transaction. The
                         financial institution through which you purchased
                         shares may have different policies not described in
                         this prospectus, including different transaction
                         limits, exchange policies and sale procedures.

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ACCOUNT ESTABLISHED WITH THE FUND


BY MAIL                  Mail your exchange or sale request to:

                         REGULAR MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             P.O. BOX 8041
                                             BOSTON, MA 02266-8041

                         EXPRESS MAIL        RIVERSOURCE INVESTMENTS (FUNDS)
                                             C/O BFDS
                                             30 DAN ROAD
                                             CANTON, MA 02021-2809

                         Include in your letter:

                         o     your name

                         o     the name of the fund(s)

                         o     your account number

                         o     the class of shares to be exchanged or sold

                         o     your Social Security number or Employer
                               Identification number

                         o the dollar amount or number of shares you want to exchange or sell

                         o specific instructions regarding delivery or exchange destination

                         o     signature(s) of registered account owner(s)

                         o any special documents the transfer agent may require in order to process your order

                         Corporate, trust or partnership accounts may need to send additional documents.

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S.13

BY MAIL (CONT.)          Payment will be mailed to the address of record and
                         made payable to the names listed on the account,
                         unless your request specifies differently and is
                         signed by all owners.

                         A Medallion Signature Guarantee is required if:

                         o     Amount is over $50,000.

                         o You want your check made payable to someone other than yourself.

                         o Your address has changed within the last 30 days.

                         o You want the check mailed to an address other than the address of record.

                         o You want the proceeds sent to a bank account not on file.

                         o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                         A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit
                         Insurance Act. Note: A guarantee from a notary public is not acceptable.

                         NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

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BY TELEPHONE             Call (888) 791-3380. Unless you elect not to have
                         telephone exchange and sale privileges, they will
                         automatically be available to you. Reasonable
                         procedures will be used to confirm authenticity of
                         telephone exchange or sale requests. Telephone
                         privileges may be modified or discontinued at any
                         time. Telephone exchange and sale privileges
                         automatically apply to all accounts except custodial,
                         corporate or qualified retirement accounts. You may
                         request that these privileges NOT apply by writing to
                         the address above.

                         Payment will be mailed to the address of record and made payable to the names listed on the account.

                         Telephone sale requests are limited to $100,000 per day.

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S.14

BY WIRE OR ACH           You can wire money from your fund account to your
                         bank account. Make sure we have your bank account
                         information on file. If we do not have this
                         information, you will need to send written
                         instructions with your bank's name and a voided check
                         or savings account deposit slip.

                         Call (888) 791-3380 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                         A service fee may be charged against your account for each wire sent.

                         Minimum amount: $100

                         Your bank or financial institution may charge additional fees for wire transactions.

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BY SCHEDULED             You may elect to receive regular periodic payments
PAYOUT PLAN              through an automatic sale of shares. See the SAI for
                         more information.

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IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered RiverSource fund without a sales charge. Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND


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S.15

THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

Other exchange policies:

o     Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o     Once the fund receives your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange or sale.


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S.16

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the sale proceeds to purchase new shares in the same account, fund and class from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV, up to the amount of the sale proceeds, instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. In order for you to take advantage of this repurchase waiver, you must notify your financial institution within 90 days of the date your sale request was processed. Contact your financial institution for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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S.17

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund has significant holdings of foreign securities or small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


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S.18

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are mailed in January.


IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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S.19

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


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S.20

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these distribution and shareholder services fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares: Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Plan Administration Services. Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.


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S.21

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution or shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payments to financial institutions or their representatives including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.


------------------------------------------------------------------------------

S.22

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to RiverSource funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds (Funds of Funds) and to discretionary managed accounts (collectively referred to as "affiliated products"). A fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time or through other measures, a fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of a fund, a redemption by one or more affiliated products could cause a fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Board on the steps it has taken to manage any potential conflicts.


CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.


------------------------------------------------------------------------------

S.23

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


------------------------------------------------------------------------------

S.24

This fund can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial institutions. The fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the fund and its investments is available in the fund's SAI, and annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the fund, contact RiverSource Funds or your financial institution. To make a shareholder inquiry, contact the financial institution through whom you purchased the fund.

RiverSource Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(888) 791-3380

RiverSource Funds information available at RiverSource Investments website address: riversource.com/funds

You may review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-5696

TICKER SYMBOL

Class A: AXIAX     Class B: INVBX    Class C: AXICX

Class I: --        Class R4: --


RIVERSOURCE [LOGO](SM)
    INVESTMENTS                                           S-6395-99 L (12/06)

                      STATEMENT OF ADDITIONAL INFORMATION

                                 DEC. 29, 2006


RIVERSOURCE(SM) BOND SERIES, INC.
  RiverSource Core Bond Fund
  RiverSource Floating Rate Fund
  RiverSource Income Opportunities Fund
  RiverSource Inflation Protected Securities Fund
  RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
  RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
  RiverSource Disciplined Small and Mid Cap Equity Fund
  RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
  RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
  RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
  RiverSource Absolute Return Currency and Income Fund
  RiverSource Emerging Markets Bond Fund
  RiverSource Emerging Markets Fund
  RiverSource Global Bond Fund
  RiverSource Global Equity Fund
  RiverSource Global Technology Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
  RiverSource Short Duration U.S. Government Fund
  RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
  RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
  RiverSource Income Builder Basic Income Fund
  RiverSource Income Builder Enhanced Income Fund
  RiverSource Income Builder Moderate Income Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.

  RiverSource International Aggressive Growth Fund

  RiverSource International Equity Fund
  RiverSource International Select Value Fund
  RiverSource International Small Cap Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
  RiverSource Disciplined International Equity Fund
  RiverSource European Equity Fund
  RiverSource International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
  RiverSource Balanced Fund
  RiverSource Diversified Equity Income Fund
  RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
  RiverSource Disciplined Equity Fund
  RiverSource Growth Fund
  RiverSource Large Cap Equity Fund
  RiverSource Large Cap Value Fund

RIVERSOURCE MANAGERS SERIES, INC.
  RiverSource Aggressive Growth Fund
  RiverSource Fundamental Growth Fund
  RiverSource Fundamental Value Fund
  RiverSource Select Value Fund
  RiverSource Small Cap Equity Fund
  RiverSource Small Cap Value Fund
  RiverSource Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
  RiverSource Portfolio Builder Aggressive Fund
  RiverSource Portfolio Builder Conservative Fund
  RiverSource Portfolio Builder Moderate Aggressive Fund
  RiverSource Portfolio Builder Moderate Conservative Fund
  RiverSource Portfolio Builder Moderate Fund
  RiverSource Portfolio Builder Total Equity Fund
  RiverSource S&P 500 Index Fund
  RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
  RiverSource Cash Management Fund
RIVERSOURCE RETIREMENT SERIES TRUST
  RiverSource Retirement Plus(SM) 2010 Fund
  RiverSource Retirement Plus 2015 Fund
  RiverSource Retirement Plus 2020 Fund
  RiverSource Retirement Plus 2025 Fund
  RiverSource Retirement Plus 2030 Fund
  RiverSource Retirement Plus 2035 Fund
  RiverSource Retirement Plus 2040 Fund
  RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SECTOR SERIES, INC.
  RiverSource Dividend Opportunity Fund
  RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
  RiverSource Precious Metals and Mining Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
  RiverSource Massachusetts Tax-Exempt Fund
  RiverSource Michigan Tax-Exempt Fund
  RiverSource Minnesota Tax-Exempt Fund
  RiverSource New York Tax-Exempt Fund
  RiverSource Ohio Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
  RiverSource Strategic Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
  RiverSource Equity Value Fund
  RiverSource Small Cap Advantage Fund
  RiverSource Small Cap Growth Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
  RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES, INC.
  RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
  RiverSource Intermediate Tax-Exempt Fund
  RiverSource Tax-Exempt Bond Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit riversource.com/funds.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below.

TABLE OF CONTENTS

Fundamental and Nonfundamental Investment Policies........................p. 6
Investment Strategies and Types of Investments ..........................p. 16
Information Regarding Risks and Investment Strategies ...................p. 18
Securities Transactions .................................................p. 44

Brokerage Commissions Paid to Brokers Affiliated
  with the Investment Manager............................................p. 58
Valuing Fund Shares .....................................................p. 62
Portfolio Holdings Disclosure ...........................................p. 71
Proxy Voting ............................................................p. 73
Investing in a Fund .....................................................p. 74
Selling Shares ..........................................................p. 79
Pay-out Plans ...........................................................p. 80
Capital Loss Carryover...................................................p. 81
Taxes ...................................................................p. 85
Agreements...............................................................p. 89
Organizational Information .............................................p. 158
Board Members and Officers .............................................p. 162
Control Persons and Principal Holders of Securities.....................p. 174
Independent Registered Public Accounting Firm...........................p. 187
Appendix A: Description of Ratings......................................p. 188
Appendix B: State Risk Factors..........................................p. 194
Appendix C: Additional Information about the S&P 500 Index..............p. 195



Statement of Additional Information - Dec. 29, 2006                     Page 2

LIST OF TABLES

1.  Fund Fiscal Year Ends, Prospectus Date and Investment Categories......p. 4
2.  Fundamental Policies..................................................p. 6
3.  Nonfundamental Policies..............................................p. 11
4.  Investment Strategies and Types of Investments.......................p. 16

5.  Total Brokerage Commissions..........................................p. 47
6.  Brokerage Directed for Research and Turnover Rates...................p. 49
7.  Securities of Regular Brokers or Dealers.............................p. 52
8.  Brokerage Commissions Paid to Investment Manager or Affiliates.......p. 59
9.  Valuing Fund Shares..................................................p. 62
10. Class A Sales Charge.................................................p. 74
11. Public Offering Price................................................p. 75
12. Capital Loss Carryover...............................................p. 81
13. Corporate Deduction and Qualified Dividend Income....................p. 86
14. Investment Management Services Agreement Fee Schedule................p. 89
15. Lipper Indexes.......................................................p. 97
16. Performance Incentive Adjustment Calculation.........................p. 98
17. Management Fees and Nonadvisory Expenses.............................p. 99
18. Subadvisers and Subadvisory Agreement Fee Schedules.................p. 103
19. Subadvisory Fees....................................................p. 106
20. Portfolio Managers..................................................p. 108
21. Administrative Services Agreement Fee Schedule......................p. 147
22. Administrative Fees.................................................p. 149
23. Sales Charges Paid to Distributor...................................p. 152
24. 12b-1 Fees..........................................................p. 156
25. Fund History Table for RiverSource Funds............................p. 159
26. Board Members.......................................................p. 162
27. Fund Officers.......................................................p. 163
28. Committee Meetings..................................................p. 165
29. Board Member Holdings - All Funds...................................p. 165
30. Board Member Holdings - Individual Funds............................p. 166
31. Board Member Compensation - All Funds...............................p. 169
32. Board Member Compensation - Individual Funds........................p. 170
33. Control Persons and Principal Holders of Securities.................p. 174



Statement of Additional Information - Dec. 29, 2006                     Page 3

   TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES


                  FUND                   FISCAL YEAR END  PROSPECTUS DATE    FUND INVESTMENT CATEGORY*
--------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income      October 31       Dec. 29, 2006    Taxable fixed income
Aggressive Growth                        May 31           July 28, 2006    Equity
Balanced                                 September 30     Nov. 29, 2006    Balanced
California Tax-Exempt***                 August 31        Oct. 30, 2006    State tax-exempt fixed income
Cash Management                          July 31          Sept. 29, 2006   Taxable money market
Core Bond                                July 31          Sept. 29, 2006   Taxable fixed income
Disciplined Equity                       July 31          Sept. 29, 2006   Equity
Disciplined International Equity         October 31       Dec. 29, 2006    Equity
Disciplined Small and Mid Cap Equity     July 31          Sept. 29, 2006   Equity
Disciplined Small Cap Value              July 31          Sept. 29, 2006   Equity
Diversified Bond                         August 31        Oct. 30, 2006    Taxable fixed income
Diversified Equity Income                September 30     Nov. 29, 2006    Equity
Dividend Opportunity                     June 30          Aug. 29, 2006    Equity
Emerging Markets                         October 31       Dec. 29, 2006    Equity
Emerging Markets Bond                    October 31       Dec. 29, 2006    Taxable fixed income
Equity Value                             March 31         May 30, 2006     Equity
European Equity                          October 31       Dec. 29, 2006    Equity
Floating Rate                            July 31          Sept. 29, 2006   Taxable fixed income
Fundamental Growth                       May 31           July 28, 2006    Equity
Fundamental Value                        May 31           July 28, 2006    Equity
Global Bond                              October 31       Dec. 29, 2006    Taxable fixed income
Global Equity                            October 31       Dec. 29, 2006    Equity
Global Technology                        October 31       Dec. 29, 2006    Equity
Growth                                   July 31          Sept. 29, 2006   Equity
High Yield Bond                          May 31           July 28, 2006    Taxable fixed income
Income Builder Basic Income              May 31           July 28, 2006    Funds-of-funds - fixed income
Income Builder Enhanced Income           May 31           July 28, 2006    Funds-of-funds - fixed income
Income Builder Moderate Income           May 31           July 28, 2006    Funds-of-funds - fixed income
Income Opportunities                     July 31          Sept. 29, 2006   Taxable fixed income
Inflation Protected Securities           July 31          Sept. 29, 2006   Taxable fixed income
Intermediate Tax-Exempt                  November 30      Jan. 27, 2006    Tax-exempt fixed income
International Aggressive Growth          October 31       Dec. 29, 2006    Equity
International Equity                     October 31       Dec. 29, 2006    Equity
International Opportunity                October 31       Dec. 29, 2006    Equity
International Select Value               October 31       Dec. 29, 2006    Equity
International Small Cap                  October 31       Dec. 29, 2006    Equity
Large Cap Equity                         July 31          Sept. 29, 2006   Equity
Large Cap Value                          July 31          Sept. 29, 2006   Equity
Limited Duration Bond                    July 31          Sept. 29, 2006   Taxable fixed income
Massachusetts Tax-Exempt***              August 31        Oct. 30, 2006    State tax-exempt fixed income
Michigan Tax-Exempt***                   August 31        Oct. 30, 2006    State tax-exempt fixed income
Mid Cap Growth                           November 30      Jan. 27, 2006    Equity
Mid Cap Value                            September 30     Nov. 29, 2006    Equity
Minnesota Tax-Exempt***                  August 31        Oct. 30, 2006    State tax-exempt fixed income



Statement of Additional Information - Dec. 29, 2006                     Page 4

                  FUND                   FISCAL YEAR END  PROSPECTUS DATE    FUND INVESTMENT CATEGORY*
--------------------------------------------------------------------------------------------------------
New York Tax-Exempt***                   August 31        Oct. 30, 2006    State tax-exempt fixed income
Ohio Tax-Exempt***                       August 31        Oct. 30, 2006    State tax-exempt fixed income
Portfolio Builder Aggressive             January 31       March 31, 2006   Funds-of-funds - equity
Portfolio Builder Conservative           January 31       March 31, 2006   Funds-of-funds - fixed income
Portfolio Builder Moderate               January 31       March 31, 2006   Funds-of-funds - equity
Portfolio Builder Moderate Aggressive    January 31       March 31, 2006   Funds-of-funds - equity
Portfolio Builder Moderate Conservative  January 31       March 31, 2006   Funds-of-funds - fixed income
Portfolio Builder Total Equity           January 31       March 31, 2006   Funds-of-funds - equity
Precious Metals and Mining               March 31         May 30, 2006     Equity
Real Estate                              June 30          Aug. 29, 2006    Equity
Retirement Plus 2010**                   April 30         April 26, 2006   Funds-of-funds - equity
Retirement Plus 2015**                   April 30         April 26, 2006   Funds-of-funds - equity
Retirement Plus 2020**                   April 30         April 26, 2006   Funds-of-funds - equity
Retirement Plus 2025**                   April 30         April 26, 2006   Funds-of-funds - equity
Retirement Plus 2030**                   April 30         April 26, 2006   Funds-of-funds - equity
Retirement Plus 2035**                   April 30         April 26, 2006   Funds-of-funds - equity
Retirement Plus 2040**                   April 30         April 26, 2006   Funds-of-funds - equity
Retirement Plus 2045**                   April 30         April 26, 2006   Funds-of-funds - equity
S&P 500 Index                            January 31       March 31, 2006   Equity
Select Value                             May 31           July 28, 2006    Equity
Short Duration U.S. Government           May 31           July 28, 2006    Taxable fixed income
Small Cap Advantage                      March 31         May 30, 2006     Equity
Small Cap Equity                         May 31           July 28, 2006    Equity
Small Cap Growth                         March 31         May 30, 2006     Equity
Small Cap Value                          May 31           July 28, 2006    Equity
Small Company Index                      January 31       March 31, 2006   Equity
Strategic Allocation                     September 30     Nov. 29, 2006    Balanced
Tax-Exempt Bond                          November 30      Jan. 27, 2006    Tax-exempt fixed income
Tax-Exempt High Income                   November 30      Jan. 27, 2006    Tax-exempt fixed income
Tax-Exempt Money Market                  December 31      March 1, 2006    Tax-exempt money market
U.S. Government Mortgage                 May 31           July 28, 2006    Taxable fixed income
Value                                    May 31           July 28, 2006    Equity

  * The taxable fixed income fund investment category includes Absolute Return
    Currency and Income Fund, which is an alternative investment strategy.
 ** As of the date of this SAI, the fund has not passed its first fiscal year end, and therefore has no reporting information.
*** The fund changed its fiscal period end in 2006 from June 30 to Aug. 31.
    For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended
    June 30.

FUNDS-OF-FUNDS

Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.


Statement of Additional Information - Dec. 29, 2006                     Page 5

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND: The fund will not:

   o Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

   o Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to lend to a material extent.

   o Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

ADDITIONALLY FOR CASH MANAGEMENT THE FUND WILL NOT:

   o Buy on margin or sell short or deal in options to buy or sell securities.

   o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

ADDITIONALLY FOR TAX-EXEMPT MONEY MARKET THE FUND WILL NOT:

   o  Buy on margin or sell short.

In addition to the policies described above and any fundamental policy described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A shaded box indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                         TABLE 2. FUNDAMENTAL POLICIES

The fund will not:

                                  A           B            C              D                E               F              G
                             BUY OR SELL BUY OR SELL ISSUE SENIOR   BUY MORE THAN  INVEST MORE THAN  CONCENTRATE IN  INVEST LESS
           FUND              REAL ESTATE COMMODITIES  SECURITIES  10% OF AN ISSUER  5% IN AN ISSUER ANY ONE INDUSTRY   THAN 80%
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return                  A1          B1           C1                                               F7
Currency and Income
Aggressive Growth                A1          B1           C1             D1               E1               F1
Balanced                         A1          B1                          D1               E1               F1
California Tax-Exempt            A1          B1                                                                           G1
Cash Management                  A3          A3                          D1               E1
Core Bond                        A1          B1           C1             D1               E1               F1
Disciplined Equity               A1          B1           C1             D1               E1               F1


Statement of Additional Information - Dec. 29, 2006                     Page 6

                                  A           B            C              D                E               F              G
                             BUY OR SELL BUY OR SELL ISSUE SENIOR   BUY MORE THAN  INVEST MORE THAN  CONCENTRATE IN  INVEST LESS
           FUND              REAL ESTATE COMMODITIES  SECURITIES  10% OF AN ISSUER  5% IN AN ISSUER ANY ONE INDUSTRY   THAN 80%
--------------------------------------------------------------------------------------------------------------------------------
Disciplined                      A1          B4           C1             D1               E1               F1
International Equity
Disciplined Small and            A1          B4           C1             D1               E1               F1
Mid Cap Equity
Disciplined Small Cap Value      A1          B4           C1             D1               E1               F1
Diversified Bond                 A1          B1                          D1               E1               F1
Diversified Equity Income        A1          B1                          D1               E1               F1
Dividend Opportunity             A1          B1                          D1               E1
Emerging Markets                 A1          B1           C1             D1               E1               F1
Emerging Markets Bond            A1          B4           C1                                               F5
Equity Value                     A1          B1           C1             D1               E1               F1
European Equity                  A1          B1           C1                                               F1
Floating Rate                    A1          B4           C1             D1               E1               F6
Fundamental Growth               A1          B1           C1             D1               E1               F1
Fundamental Value                A1          B3           C1             D1               E1               F1
Global Bond                      A1          B1           C1             D1                                F1
Global Equity                    A1          B1           C1             D1               E1               F1
Global Technology                A1          B1           C1
Growth                           A1          B1                          D1               E1               F1
High Yield Bond                  A1          B1           C1             D1               E1               F1
Income Builder                   A1          B4           C1                                               F2
Basic Income*
Income Builder                   A1          B4           C1                                               F2
Enhanced Income*
Income Builder                   A1          B4           C1                                               F2
Moderate Income*
Income Opportunities             A1          B1           C1             D1               E1               F1
Inflation Protected              A1          B1           C1                                               F1
Securities
Intermediate Tax-Exempt          A1          B1                          D1               E1                            G3(i)
International                    A1          B3           C1             D1               E1               F1
Aggressive Growth
International Equity             A1          B3           C1             D1               E1               F1
International Opportunity        A1          B1           C1             D1               E1               F1
International Select Value       A1          B3           C1             D1               E1               F1
International Small Cap          A1          B3           C1             D1               E1               F1
Large Cap Equity                 A1          B1           C1             D1               E1               F1
Large Cap Value                  A1          B3           C1             D1               E1               F1
Limited Duration Bond            A1          B1           C1             D1               E1               F1
Massachusetts Tax-Exempt         A1          B1                                                                           G1
Michigan Tax-Exempt              A1          B1                                                                           G1
Mid Cap Growth                   A1          B1                          D1               E1               F1
Mid Cap Value                    A1          B1           C1             D1               E1               F1
Minnesota Tax-Exempt             A1          B1                                                                           G1
New York Tax-Exempt              A1          B1                                                                           G1
Ohio Tax-Exempt                  A1          B1                                                                           G1


Statement of Additional Information - Dec. 29, 2006                     Page 7

                                  A           B            C              D                E               F              G
                             BUY OR SELL BUY OR SELL ISSUE SENIOR   BUY MORE THAN  INVEST MORE THAN  CONCENTRATE IN  INVEST LESS
           FUND              REAL ESTATE COMMODITIES  SECURITIES  10% OF AN ISSUER  5% IN AN ISSUER ANY ONE INDUSTRY   THAN 80%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder                A1          B1           C1                                               F2
Aggressive*
Portfolio Builder                A1          B1           C1                                               F2
Conservative*
Portfolio Builder Moderate*      A1          B1           C1                                               F2
Portfolio Builder                A1          B1           C1                                               F2
Moderate Aggressive*
Portfolio Builder                A1          B1           C1                                               F2
Moderate Conservative*
Portfolio Builder                A1          B1           C1                                               F2
Total Equity*
Precious Metals and Mining       A1        B1(ii)         C1                                               F3
Real Estate                      A1          B1           C1
Retirement Plus 2010*            A1          B4           C1                                               F2
Retirement Plus 2015*            A1          B4           C1                                               F2
Retirement Plus 2020*            A1          B4           C1                                               F2
Retirement Plus 2025*            A1          B4           C1                                               F2
Retirement Plus 2030*            A1          B4           C1                                               F2
Retirement Plus 2035*            A1          B4           C1                                               F2
Retirement Plus 2040*            A1          B4           C1                                               F2
Retirement Plus 2045*            A1          B4           C1                                               F2
S&P 500 Index                    A1          B1           C1                                               F4
Select Value                     A1          B3           C1             D1               E1               F1
Short Duration                   A1          B1           C1             D1               E1               F1
U.S. Government
Small Cap Advantage              A1          B1           C1             D1               E1               F1
Small Cap Equity                 A1          B3           C1             D1               E1               F1
Small Cap Growth                 A1          B1           C1             D1               E1               F1
Small Cap Value                  A1          B3           C1                                               F1
Small Company Index              A1          B1                          D1               E1               F1
Strategic Allocation             A1          B1           C1             D1               E1               F1
Tax-Exempt Bond                  A1          B1                          D1               E1                           G3(iii)
Tax-Exempt High Income           A1          B1                          D1               E1                              G2
Tax-Exempt Money Market          A2          B2                          D1               E1                              G3
U.S. Government Mortgage         A1          B1           C1             D1               E1               F1
Value                            A1          B3           C1             D1               E1               F1

    * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

  (i) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
 (ii) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(iii) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.


Statement of Additional Information - Dec. 29, 2006                    Page 8

A. BUY OR SELL REAL ESTATE

   A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

   A2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

   A3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES

   B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B2 -  The fund will not invest in commodities or commodity contracts.

   B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B4 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. ISSUE SENIOR SECURITIES

   C1 - The fund will not issue senior securities, except as permitted under the 1940 Act.

D. BUY MORE THAN 10% OF AN ISSUER

   D1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

E. INVEST MORE THAN 5% IN AN ISSUER

   E1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

F. CONCENTRATE

   F1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
         (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   F2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

   F3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.


Statement of Additional Information - Dec. 29, 2006                    Page 9

   F4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   F5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

   F6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

   F7 - Concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

G. INVEST LESS THAN 80%

   G1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

   G2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

   G3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.


Statement of Additional Information - Dec. 29, 2006                    Page 10

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                       TABLE 3. NONFUNDAMENTAL POLICIES

  The following are guidelines that may be changed by the Board at any time:

                          A         B         C         D         E          F          G
                       DEPOSIT  ILLIQUID   MARGIN,   MONEY    INVESTING
                         ON    SECURITIES; SELLING   MARKET   TO CONTROL  FOREIGN      DEBT
        FUND           FUTURES   BULLION    SHORT  SECURITIES OR MANAGE  SECURITIES SECURITIES
-----------------------------------------------------------------------------------------------
Absolute Return           A1       B2                             E1
Currency and Income
Aggressive Growth         A1       B2         C6       D1         E1       F1-15%       G9
Balanced                  A1       B2         C3       D1         E1       F1-25%
California Tax-Exempt     A1       B4         C5                                        G16
Cash Management                    B1        See                                        G15
                                           Table 2
Core Bond                 A1       B2         C3       D1         E1       F1-15%
Disciplined Equity        A1       B2         C6       D1         E1       F1-20%       G6
Disciplined               A1       B2         C8       D1         E1       F1-100%
International Equity
Disciplined Small and     A1       B2         C8       D1         E1       F1-20%       G6
Mid Cap Equity
Disciplined Small         A1       B2         C1       D1         E1       F1-20%       G6
Cap Value
Diversified Bond          A1       B2         C6       D1         E1       F1-15%
Diversified               A1       B2         C3       D1         E1       F1-25%       G11
Equity Income
Dividend Opportunity      A1       B2         C3       D1         E1       F1-25%       G4
Emerging Markets          A1       B2         C1       D1         E1       F1-100%    G1, G7
Emerging                  A1       B2         C1       D1         E1       F1-100%
Markets Bond
Equity Value              A1       B2         C3       D1         E1       F1-25%    G12, G14
European Equity           A1       B2         C6                           F1-100%
Floating Rate             A1       B2         C1       D1         E1       F1-20%
Fundamental Growth        A1       B2         C6       D1         E1       F1-15%       G7
Fundamental Value         A1       B2         C1       D1
Global Bond               A1       B2         C1       D1         E1       F1-100%      G14
Global Equity             A1       B2         C1       D1         E1       F1-100%    G1, G6
Global Technology         A1       B2         C1       D1         E1       F1-100%    G1, G6
Growth                    A1       B2         C6       D1         E1       F1-25%       G4
High Yield Bond           A1       B2         C5       D1         E1       F1-25%
Income Builder            A1       B2         C1       D1         E1
Basic Income*
Income Builder            A1       B2         C1       D1         E1
Enhanced Income*
Income Builder            A1       B2         C1       D1         E1
Moderate Income*

                           H           I         J           K
                                               INVEST
                       TAX-EXEMPT   EQUITY     WHILE
        FUND           SECURITIES SECURITIES BORROWING DIVERSIFICATION
----------------------------------------------------------------------
Absolute Return                                  J1
Currency and Income
Aggressive Growth
Balanced
California Tax-Exempt  H1, H4, H6
Cash Management

Core Bond
Disciplined Equity
Disciplined                                      J1
International Equity
Disciplined Small and                            J1
Mid Cap Equity
Disciplined Small                                J1
Cap Value
Diversified Bond
Diversified
Equity Income
Dividend Opportunity
Emerging Markets
Emerging                                         J1
Markets Bond
Equity Value
European Equity                                            K1, K2
Floating Rate                                    J1
Fundamental Growth
Fundamental Value                                J1
Global Bond
Global Equity
Global Technology
Growth
High Yield Bond                       I1
Income Builder                                   J1
Basic Income*
Income Builder                                   J1
Enhanced Income*
Income Builder                                   J1
Moderate Income*


Statement of Additional Information - Dec. 29, 2006                    Page 11

                          A         B         C         D         E          F          G
                       DEPOSIT  ILLIQUID   MARGIN,   MONEY    INVESTING
                         ON    SECURITIES; SELLING   MARKET   TO CONTROL  FOREIGN      DEBT
        FUND           FUTURES   BULLION    SHORT  SECURITIES OR MANAGE  SECURITIES SECURITIES
-----------------------------------------------------------------------------------------------
Income Opportunities      A1       B2         C3       D1         E1       F1-25%
Inflation Protected       A1       B2         C3                           F1-15%
Securities
Intermediate              A1       B4         C2                                        G10
Tax-Exempt
International             A1       B2         C1       D1                  F1-100%
Aggressive Growth
International Equity      A1       B2         C1       D1                  F1-100%
International             A1       B2         C1       D1         E1       F3-100%
Opportunity
International             A1       B2         C1       D1                  F1-100%
Select Value
International             A1       B2         C1       D1                  F1-100%
Small Cap
Large Cap Equity          A1       B2         C6       D1         E1       F1-20%       G6
Large Cap Value           A1       B2         C1       D1         E1       F1-20%       G7
Limited                   A1       B2         C3       D1         E1       F1-15%
Duration Bond
Massachusetts             A1       B4         C5                                        G16
Tax-Exempt
Michigan Tax-Exempt       A1       B4         C5                                        G16
Mid Cap Growth            A1       B2         C1       D1         E1       F1-15%       G5
Mid Cap Value             A1       B2         C3       D1         E1       F1-25%       G8
Minnesota                 A1       B4         C5                                        G16
Tax-Exempt
New York                  A1       B4         C5                                        G16
Tax-Exempt
Ohio Tax-Exempt           A1       B4         C5                                        G16
Portfolio Builder         A1       B2         C6
Aggressive*
Portfolio Builder         A1       B2         C6
Conservative*
Portfolio Builder         A1       B2         C6
Moderate *
Portfolio Builder         A1       B2         C6
Moderate Aggressive*
Portfolio Builder         A1       B2         C6
Moderate Conservative*
Portfolio Builder         A1       B2         C6
Total Equity*
Precious Metals           A1      B2, B3      C6       D1         E1         F2     G6(i), G17
and Mining
Real Estate               A1       B2         C6                           F1-10%
Retirement Plus 2010*     A1       B2         C8       D1         E1
Retirement Plus 2015*     A1       B2         C8       D1         E1
Retirement Plus 2020*     A1       B2         C8       D1         E1
Retirement Plus 2025*     A1       B2         C8       D1         E1
Retirement Plus 2030*     A1       B2         C8       D1         E1

                           H           I         J           K
                                               INVEST
                       TAX-EXEMPT   EQUITY     WHILE
        FUND           SECURITIES SECURITIES BORROWING DIVERSIFICATION
----------------------------------------------------------------------
Income Opportunities
Inflation Protected
Securities
Intermediate             H2, H3,      I2
                         H5, H6
Tax-Exempt
International
Aggressive Growth
International Equity
International
Opportunity
International                                    J1
Select Value
International
Small Cap
Large Cap Equity
Large Cap Value
Limited
Duration Bond
Massachusetts          H1, H4, H6
Tax-Exempt
Michigan Tax-Exempt    H1, H4, H6
Mid Cap Growth
Mid Cap Value
Minnesota              H1, H4, H6
Tax-Exempt
New York               H1, H4, H6
Tax-Exempt
Ohio Tax-Exempt        H1, H4, H6
Portfolio Builder
Aggressive*
Portfolio Builder
Conservative*
Portfolio Builder
Moderate *
Portfolio Builder
Moderate Aggressive*
Portfolio Builder
Moderate Conservative*
Portfolio Builder
Total Equity*
Precious Metals
and Mining
Real Estate
Retirement Plus 2010*                            J1
Retirement Plus 2015*                            J1
Retirement Plus 2020*                            J1
Retirement Plus 2025*                            J1
Retirement Plus 2030*                            J1


Statement of Additional Information - Dec. 29, 2006                    Page 12

                          A         B         C         D         E          F          G
                       DEPOSIT  ILLIQUID   MARGIN,   MONEY    INVESTING
                         ON    SECURITIES; SELLING   MARKET   TO CONTROL  FOREIGN      DEBT
        FUND           FUTURES   BULLION    SHORT  SECURITIES OR MANAGE  SECURITIES SECURITIES
-----------------------------------------------------------------------------------------------
Retirement Plus 2035*     A1       B2         C8       D1         E1
Retirement Plus 2040*     A1       B2         C8       D1         E1
Retirement Plus 2045*     A1       B2         C8       D1         E1
S&P 500 Index             A1       B2         C3
Select Value              A1       B2         C1       D1                  F1-20%       G3
Short Duration            A1       B2         C7       D1         E1
U.S. Government
Small Cap Advantage       A1       B2         C1       D1
Small Cap Equity          A2       B2         C1       D1                  F1-20%
Small Cap Growth          A1       B2         C1       D1
Small Cap Value           A1       B2         C1       D1
Small Company Index       A1       B2         C4       D1         E1
Strategic Allocation      A1       B2         C3                  E1       F1-50%     G2, G9
Tax-Exempt Bond           A1       B4         C2                                        G18
Tax-Exempt                A1       B4         C2
High Income
Tax-Exempt                       B1(ii)
Money Market
U.S. Government           A1       B2         C7       D1         E1
Mortgage
Value                     A1       B2         C1       D1                  F1-25%       G13

                           H           I         J           K
                                               INVEST
                       TAX-EXEMPT   EQUITY     WHILE
        FUND           SECURITIES SECURITIES BORROWING DIVERSIFICATION
----------------------------------------------------------------------
Retirement Plus 2035*                            J1
Retirement Plus 2040*                            J1
Retirement Plus 2045*                            J1
S&P 500 Index                                              K1, K2
Select Value
Short Duration
U.S. Government
Small Cap Advantage
Small Cap Equity                                 J1
Small Cap Growth
Small Cap Value                                  J1        K1, K2
Small Company Index
Strategic Allocation
Tax-Exempt Bond            H2         I2
Tax-Exempt               H2, H3
High Income
Tax-Exempt
Money Market
U.S. Government
Mortgage
Value                                            J1

   * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

 (i) Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.
(ii) In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

A. DEPOSIT ON FUTURES/PREMIUMS ON OPTIONS

   A1 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

   A2 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).

B. ILLIQUID SECURITIES

   B1 - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

   B2 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

   B3 - The fund may invest up to 10% of its total assets in gold and silver bullion, other precious metals, strategic metals and other metals occurring naturally with such metals and securities convertible into metals. The fund will invest only in metals and securities convertible into metals that are readily marketable.


Statement of Additional Information - Dec. 29, 2006                    Page 13

   B4 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

C. MARGIN/SELLING SHORT

   C1 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

   C2 - The fund will not buy on margin or sell short, except that the fund may use derivative instruments.

   C3 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.

   C4 - The fund will not buy on margin or sell short, except the fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

   C5 - The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

   C6 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

   C7 - The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.

   C8 - The fund will not buy on margin or sell short, except in connection with derivative instruments.

D. MONEY MARKET SECURITIES

   D1 - Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.

E. INVESTING TO CONTROL OR MANAGE

   E1 -  The fund will not invest in a company to control or manage it.

F. FOREIGN SECURITIES

   F1 - The fund may invest its total assets, up to the amount shown, in foreign investments.

   F2 - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

   F3 - The fund may invest its total assets, up to the amount shown, in foreign investments. Investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.

G. DEBT SECURITIES

   G1 -  The fund may invest up to 20% of its net assets in bonds.

   G2 - The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

   G3 - The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

   G4 - The fund may not purchase debt securities rated below investment grade.

   G5 - The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

   G6 - The fund will not invest more than 5% of its net assets in bonds below investment grade.


Statement of Additional Information - Dec. 29, 2006                    Page 14

   G7 - The fund may invest up to 10% of its net assets in bonds rated below investment grade.

   G8 - No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

   G9 - No more than 15% of the fund's total assets will be invested in below investment-grade debt securities.

   G10 - The fund may invest 20% of its net assets in bonds rated or considered below investment grade (less than BBB/Baa).

   G11 - No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

   G12 - The fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

   G13 - No more than 10% of the fund's assets will be held in debt securities rated BB/Ba or lower.

   G14 - The fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality).

   G15 - The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

   G16 - No more than 10% of the fund's net assets will be held in inverse floaters.

   G17 - In the event economic, political or financial conditions adverse to gold or metals industries or the metals themselves occur, the fund temporarily may invest over 75% of its total assets in U.S. government securities or investment-grade short-term obligations (denominated either in foreign currencies or U.S. dollars).

   G18 - At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the fund's remaining investments may be in unrated bonds and other debt securities that, in the investment manager's opinion, are of investment grade quality.

         All industrial revenue bonds must be rated.

H. TAX-EXEMPT SECURITIES

   H1 - If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

   H2 - Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions, where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

   H3 - The fund may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

   H4 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

   H5 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

   H6 - A portion of the fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the fund will limit its investments in these bonds to 20% of its net assets.


Statement of Additional Information - Dec. 29, 2006                    Page 15

I. EQUITY SECURITIES

   I1 - The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

   I2 - The fund will not invest in voting securities or securities of investment companies.

J. INVEST WHILE BORROWING

   J1 - The fund will not make additional investments while any borrowing remains outstanding.

K. DIVERSIFICATION

   K1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

   K2 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

            TABLE 4. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

                                                        FUNDS-OF-FUNDS                  TAX-               STATE
                                                              -        TAXABLE TAXABLE EXEMPT TAX-EXEMPT TAX-EXEMPT
                                                          EQUITY AND    FIXED   MONEY  MONEY    FIXED      FIXED
          INVESTMENT STRATEGY           BALANCED EQUITY  FIXED INCOME  INCOME  MARKET  MARKET   INCOME     INCOME
-------------------------------------------------------------------------------------------------------------------
Agency and government securities            o      o          o           o       o       o        o         o
Borrowing                                   o      o          o           o       o                o         o
Cash/money market instruments               o      o          o           o       o       o        o         o
Collateralized bond obligations             o     o A                     o                        o         o
Commercial paper                            o      o          o           o       o       o        o         o
Common stock                                o      o                     o B
Convertible securities                      o      o                     o C                       o         o
Corporate bonds                             o      o                      o                        o         o
Debt obligations                            o      o                      o       o       o        o         o
Depositary receipts                         o      o                     o D
Derivative instruments                      o      o          o           o                        o         o
(including options and futures)
Exchange-traded funds                       o      o                      o                        o         o
Floating rate loans                         o                             o
Foreign currency transactions               o      o                     o E                      o E
Foreign securities                          o      o                     o F      o                o         o
Funding agreements                          o      o          o           o       o       o        o         o


Statement of Additional Information - Dec. 29, 2006                    Page 16

                                                        FUNDS-OF-FUNDS                                     STATE
                                                              -        TAXABLE TAXABLE EXEMPT TAX-EXEMPT TAX-EXEMPT
                                                          EQUITY AND    FIXED   MONEY  MONEY    FIXED      FIXED
          INVESTMENT STRATEGY           BALANCED EQUITY  FIXED INCOME  INCOME  MARKET  MARKET   INCOME     INCOME
-------------------------------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)     o     o G                    o G                      o G        o
Illiquid and restricted securities          o      o          o           o       o       o        o         o
Indexed securities                          o      o                      o                        o         o
Inflation protected securities              o      o                      o                        o         o
Inverse floaters                            o      H                      o                        o         o
Investment companies                        o      o          o           o       o
Lending of portfolio securities             o      o          o           o       o       o        o         o
Loan participations                         o      o                      o                        o         o
Mortgage- and asset-backed securities       o     o I                     o       o       o        o         o
Mortgage dollar rolls                       o      J                      o                        o         o
Municipal obligations                       o      o                      o               o        o         o
Preferred stock                             o      o                     o K                      o K        o
Real estate investment trusts               o      o                      o                        o         o
Repurchase agreements                       o      o                      o       o       o        o         o
Reverse repurchase agreements               o      o                      o       o                o         o
Short sales                                        L                      L                                  o
Sovereign debt                              o     o M                     o       o                o         o
Structured investments                      o      o                      o                        o         o
Swap agreements                            o N    o N                     o                       o N       o N
Variable- or floating-rate securities       o      o          o           o       o       o        o         o
Warrants                                    o      o                      o                        o         o
When-issued securities and                  o      o                      o                        o         o
forward commitments
Zero-coupon, step-coupon and                o      o                      o                        o         o
pay-in-kind securities

A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity, International Select Value, International Small Cap, Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, and Small Cap Advantage.
B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government, U.S. Government Mortgage.
C. The following funds are not authorized to invest in convertible securities: Short Duration U.S. Government, U.S. Government Mortgage.
D.  The following funds are not authorized to invest in depositary receipts:
    Short Duration U.S. Government, U.S. Government Mortgage.
E. The following funds are not authorized to engage in foreign currency transactions: Short Duration U.S. Government, U.S. Government Mortgage.
F.  The following funds are not authorized to invest in foreign securities:
    U.S. Government Mortgage.
G. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase:
    Core Bond, Dividend Opportunity, Mid Cap Growth, Growth, Inflation Protected Securities, Limited Duration, International Aggressive Growth, International Equity, International Select Value, International Small Cap, Small Cap Growth, Real Estate, S&P 500 Index, Small Cap Advantage, Small Company Index, Tax-Exempt Bond, European Equity, International Opportunity, Short Duration U.S. Government, U.S. Government Mortgage.
H.  The following funds are authorized to invest in inverse floaters: Real
    Estate.
I. The following funds are not authorized to invest in mortgage-and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small Cap Advantage, Small Company Index.
J.  The following funds are authorized to invest in mortgage dollar rolls:
    Real Estate.
K.  The following funds are not authorized to invest in preferred stock:
    Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short Duration U.S. Government, U.S. Government Mortgage.
L. The following funds are authorized to engage in short sales: S&P 500 Index, Short Duration U.S. Government, U.S. Government Mortgage.
M. The following funds are not authorized to invest in sovereign debt: Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, Small Cap Advantage.

N. Equity funds are authorized to invest in total return equity swap agreements. Tax-exempt and state tax-exempt fixed income funds are authorized to invest in interest rate swap agreements. Taxable fixed income and balanced funds are authorized to invest in interest rate swap agreements and Commercial Mortgage-Backed Security (CMBS) total return swap agreements.



Statement of Additional Information - Dec. 29, 2006                    Page 17

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchases or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


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DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund. The fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the fund's portfolio managers when entering into the derivative instrument.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For funds-of-funds, although most of the underlying funds are diversified funds, because the fund invests in a limited number of underlying funds, it is considered a non-diversified fund.

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.


Statement of Additional Information - Dec. 29, 2006                    Page 19

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


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QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value up to the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.


Statement of Additional Information - Dec. 29, 2006                    Page 21

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING

A fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as noted in the nonfundamental policies, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S.
bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.


Statement of Additional Information - Dec. 29, 2006                    Page 22

COLLATERALIZED BOND OBLIGATIONS

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.


Statement of Additional Information - Dec. 29, 2006                    Page 23

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)


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Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.


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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written.

The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.


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Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

OTHER RISKS OF DERIVATIVES. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.


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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS


Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an EFT to replicate a particular index will replicate such index.


FLOATING RATE LOANS

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.


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A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.


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In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.


A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.



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This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.


At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.


For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.


Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


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As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


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Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include:
Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


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The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.


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An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.


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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INVERSE FLOATERS

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk.

INVESTMENT COMPANIES

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.


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LENDING OF PORTFOLIO SECURITIES

A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.


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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto
Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.


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Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities.

An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because
(a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.


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REPURCHASE AGREEMENTS

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security.

A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk.

SOVEREIGN DEBT

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.


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STRUCTURED INVESTMENTS

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount.

The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.


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Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.


Statement of Additional Information - Dec. 29, 2006                    Page 42

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.


Statement of Additional Information - Dec. 29, 2006                    Page 43

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS


Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (each a principal underwriter and distributor of the Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager generally does not pay the dealer a commission. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.



Statement of Additional Information - Dec. 29, 2006                    Page 44

COMMISSION DOLLARS

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to all RiverSource funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of soft dollars falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1940. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that soft dollars pay only for the investment decision-making portion of a mixed-use item.



Statement of Additional Information - Dec. 29, 2006                    Page 45

TRADE AGGREGATION AND ALLOCATION

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.


The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Dec. 29, 2006                    Page 46

                     TABLE 5. TOTAL BROKERAGE COMMISSIONS

                          TOTAL BROKERAGE COMMISSIONS

                           FUND                                  2006             2005            2004
--------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                  $        0      $        0(a)          N/A
Portfolio Builder Conservative                                         0               0(a)          N/A
Portfolio Builder Moderate                                             0               0(a)          N/A
Portfolio Builder Moderate Aggressive                                  0               0(a)          N/A
Portfolio Builder Moderate Conservative                                0               0(a)          N/A
Portfolio Builder Total Equity                                         0               0(a)          N/A
Small Company Index                                               78,951          37,118          23,893
S&P 500 Index                                                     22,575          49,048          24,729
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                     721,284         858,846       1,852,684
Precious Metals and Mining                                       801,550       1,245,421         956,649
Small Cap Advantage                                              481,987       3,294,757       4,102,653
Small Cap Growth                                               1,410,791       2,105,168       3,334,707
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                                 N/A             N/A             N/A
Retirement Plus 2015                                                 N/A             N/A             N/A
Retirement Plus 2020                                                 N/A             N/A             N/A
Retirement Plus 2025                                                 N/A             N/A             N/A
Retirement Plus 2030                                                 N/A             N/A             N/A
Retirement Plus 2035                                                 N/A             N/A             N/A
Retirement Plus 2040                                                 N/A             N/A             N/A
Retirement Plus 2045                                                 N/A             N/A             N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                405,109         181,981          72,985
Fundamental Growth                                                21,815         180,023          46,313
Fundamental Value                                                346,840         314,501         162,856
High Yield Bond                                                        0               0             876
Income Builder Basic Income                                            0(b)          N/A             N/A
Income Builder Enhanced Income                                         0(b)          N/A             N/A
Income Builder Moderate Income                                         0(b)          N/A             N/A
Select Value                                                     445,429         310,913         539,192
Short Duration U.S. Government                                    24,483          95,868         407,216
Small Cap Equity                                                 239,268         429,969         846,218
Small Cap Value                                                  198,852       2,439,209       3,185,306
U.S. Government Mortgage                                           6,379          10,708          31,267
Value                                                            297,507         363,273         389,539
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                                             456,446         621,168       3,783,128
Real Estate                                                      152,782         185,877          34,975(c)


Statement of Additional Information - Dec. 29, 2006                    Page 47

                          TOTAL BROKERAGE COMMISSIONS


                           FUND                                  2006             2005            2004
--------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                        0               0               0
Core Bond                                                          4,241           3,612           1,451
Disciplined Equity                                               987,624          35,948           5,731
Disciplined Small and Mid Cap Equity                               8,916(d)          N/A             N/A
Disciplined Small Cap Value                                       33,110(e)          N/A             N/A
Floating Rate                                                          0(e)          N/A             N/A
Growth                                                        10,375,981      15,623,111      22,702,374
Income Opportunities                                                   0               0               0
Inflation Protected Securities                                         0               0               0(f)
Large Cap Equity                                               7,940,223       6,832,334       1,306,601
Large Cap Value                                                  138,363         189,029         146,077
Limited Duration Bond                                              4,006           3,268             839
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(g)                                             666               0               0
Diversified Bond                                                 108,055         161,336         160,646
Massachusetts Tax-Exempt(g)                                          225               0               0
Michigan Tax-Exempt(g)                                               189               0               0
Minnesota Tax-Exempt(g)                                            1,254               0               0
New York Tax-Exempt(g)                                               255               0               0
Ohio Tax-Exempt(g)                                                   180               0               0
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                         585,974       1,135,795       1,314,212
Diversified Equity Income                                      2,923,490       3,191,513       2,416,265
Mid Cap Value                                                  1,354,225         919,813         365,435
Strategic Allocation                                             907,507         502,448         279,233
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income                                    0(h)          N/A             N/A
Disciplined International Equity                                  60,738(i)          N/A             N/A
Emerging Markets                                               3,017,380       2,388,169       2,022,969
Emerging Markets Bond                                                  0(j)          N/A             N/A
European Equity                                                  160,239         211,729         324,079
Global Bond                                                        9,664           8,856           7,760
Global Equity                                                  1,249,847       1,393,982       1,992,985
Global Technology                                              1,237,181       1,170,244       4,193,021
International Aggressive Growth                                1,179,455         673,010         598,644
International Equity                                             405,405         556,407         315,047
International Opportunity                                        989,118       1,320,088       1,303,677
International Select Value                                     1,533,794       1,027,065         839,270
International Small Cap                                          405,190         241,558         179,076



Statement of Additional Information - Dec. 29, 2006                    Page 48

                          TOTAL BROKERAGE COMMISSIONS

                           FUND                                  2005             2004            2003
--------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                                0               0               0
Mid Cap Growth                                                 1,764,250       1,630,670       1,597,573
Tax-Exempt Bond                                                        0               0               0
Tax-Exempt High Income                                                 0               0               0
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                                0               0               0

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
    2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June
    30.
(h) For the period from June 15, 2006 (when the Fund became available) to Oct.
    31, 2006.
(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 6. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES

                                                              BROKERAGE DIRECTED FOR RESEARCH*
                                                          --------------------------------------
                                                                                 AMOUNT OF            TURNOVER RATES
                                                              AMOUNT OF         COMMISSIONS      -------------------------
                          FUND                              TRANSACTIONS      IMPUTED OR PAID       2006          2005
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                 $            0          $        0           24%           38%(a)
Portfolio Builder Conservative                                            0                   0           23            51(a)
Portfolio Builder Moderate                                                0                   0           15            28(a)
Portfolio Builder Moderate Aggressive                                     0                   0           20            31(a)
Portfolio Builder Moderate Conservative                                   0                   0           19            28(a)
Portfolio Builder Total Equity                                            0                   0           17            39(a)
Small Company Index                                                       0                   0           14            12
S&P 500 Index                                                             0                   0            7             6
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                              0                   0           28            25
Precious Metals and Mining                                                0                   0          111           196
Small Cap Advantage                                                       0                   0          110           101
Small Cap Growth                                              5,025,869,109           6,710,559          152           153
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                                    N/A                 N/A          N/A           N/A
Retirement Plus 2015                                                    N/A                 N/A          N/A           N/A
Retirement Plus 2020                                                    N/A                 N/A          N/A           N/A
Retirement Plus 2025                                                    N/A                 N/A          N/A           N/A
Retirement Plus 2030                                                    N/A                 N/A          N/A           N/A
Retirement Plus 2035                                                    N/A                 N/A          N/A           N/A
Retirement Plus 2040                                                    N/A                 N/A          N/A           N/A
Retirement Plus 2045                                                    N/A                 N/A          N/A           N/A


Statement of Additional Information - Dec. 29, 2006                    Page 49

                                                             BROKERAGE DIRECTED FOR RESEARCH*
                                                          --------------------------------------
                                                                                 AMOUNT OF            TURNOVER RATES
                                                              AMOUNT OF         COMMISSIONS      -------------------------
                          FUND                              TRANSACTIONS      IMPUTED OR PAID       2006          2005
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                26,399,071              28,782          202           218
Fundamental Growth                                                6,049,129               4,132           62           122
Fundamental Value                                                         0                   0           20             2
High Yield Bond                                                           0                   0           93           105
Income Builder Basic Income                                               0(b)                0(b)         1(b)        N/A
Income Builder Enhanced Income                                            0(b)                0(b)         0(b)        N/A
Income Builder Moderate Income                                            0(b)                0(b)         0(b)        N/A
Select Value                                                    257,457,395             382,710            7            12
Short Duration U.S. Government                                            0                   0          194           169
Small Cap Equity                                                  6,198,451              11,523           88            88
Small Cap Value                                                 136,377,105             124,583           77            70
U.S. Government Mortgage                                                  0                   0          178           137
Value                                                                     0                   0           46            40
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                                             52,050,046              26,001           19            24
Real Estate                                                       9,671,160               8,060           47            63
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                           0                   0          N/A           N/A
Core Bond                                                                 0                   0          301(e)        313(e)
Disciplined Equity                                                        0                   0          137            64
Disciplined Small and Mid Cap Equity                                      0(c)                0(c)        14(c)        N/A
Disciplined Small Cap Value                                               0(d)                0(d)        40(d)        N/A
Floating Rate                                                             0(d)                0(d)        49(d)        N/A
Growth                                                          885,759,208           1,596,985          134           136
Income Opportunities                                                      0                   0          130           124
Inflation Protected Securities                                            0                   0           58            43
Large Cap Equity                                                904,595,395           1,271,910          116           128
Large Cap Value                                                  12,197,207              13,702           46            57
Limited Duration Bond                                                     0                   0          328(e)        316(e)
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(f)                                                  0                   0            7            28
Diversified Bond                                                          0                   0          281(e)        300(e)
Massachusetts Tax-Exempt(f)                                               0                   0            5             9
Michigan Tax-Exempt(f)                                                    0                   0            6             9
Minnesota Tax-Exempt(f)                                                   0                   0            3            15
New York Tax-Exempt(f)                                                    0                   0            7            30
Ohio Tax-Exempt(f)                                                        0                   0            7            33
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                         47,340,360              58,659          126           130
Diversified Equity Income                                       375,478,473             366,112           28            24
Mid Cap Value                                                    53,037,511              68,303           44            26
Strategic Allocation                                              1,132,343               1,938          122           134


Statement of Additional Information - Dec. 29, 2006                    Page 50

                                                              BROKERAGE DIRECTED FOR RESEARCH*
                                                          --------------------------------------
                                                                                 AMOUNT OF            TURNOVER RATES
                                                              AMOUNT OF         COMMISSIONS      -------------------------
                          FUND                              TRANSACTIONS      IMPUTED OR PAID       2006          2005
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income                                       0(g)                0(g)        12%(g)       N/A
Disciplined International Equity                                          0(h)                0(h)        10(h)        N/A
Emerging Markets                                                          0                   0          145           124
Emerging Markets Bond                                                     0(i)                0(i)        32(i)        N/A
European Equity                                                           0                   0           64            56
Global Bond                                                               0                   0           68            73
Global Equity                                                             0                   0          112            93
Global Technology                                                46,300,781             102,562          196           115
International Aggressive Growth                                 161,063,936             322,717          124            67
International Equity                                             10,571,131              11,011           89           110
International Opportunity                                                 0                   0           79            93
International Select Value                                        1,621,115               3,763           31            22
International Small Cap                                           2,518,662               4,542          157            80

                                                                                                    2005          2004
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                                   0                   0           16            25
Mid Cap Growth                                                            0                   0           27            26
Tax-Exempt Bond                                                           0                   0           29            21
Tax-Exempt High Income                                                    0                   0           30            22
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                                   0                   0          N/A           N/A

* Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.
(a) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(d) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(e) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.
(f) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
    2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June
    30.
(g) For the period from June 15, 2006 (when the Fund became available) to Oct.
    31, 2006.
(h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.



Statement of Additional Information - Dec. 29, 2006                    Page 51

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 7. SECURITIES OF REGULAR BROKERS OR DEALERS

                                                                                               VALUE OF SECURITIES OWNED
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                  None                                                                N/A
Portfolio Builder Conservative                None                                                                N/A
Portfolio Builder Moderate                    None                                                                N/A
Portfolio Builder Moderate Aggressive         None                                                                N/A
Portfolio Builder Moderate Conservative       None                                                                N/A
Portfolio Builder Total Equity                None                                                                N/A
Small Company Index                           Investment Technology Group                                    $ 4,072,039
                                              LaBranche & Co.                                                  1,488,214
                                              Piper Jaffray Companies                                          1,902,361
S&P 500 Index                                 Ameriprise Financial                                               240,681
                                              Bear Stearns Companies                                             344,730
                                              Citigroup                                                        5,662,684
                                              E*Trade Financial                                                  233,856
                                              Freedom Investments                                                351,153
                                              Goldman Sachs Group                                              1,529,879
                                              Lehman Brothers Holdings                                           904,077
                                              JPMorgan Chase & Co.                                             3,342,220
                                              Merrill Lynch & Co.                                              1,657,920
                                              Morgan Stanley                                                   1,591,616
                                              PNC Financial Services Group                                       455,512
                                              Schwab (Charles)                                                   366,674
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                  Citigroup                                                       34,337,764
                                              Goldman Sachs Group                                             14,163,913
                                              Lehman Brothers Holdings                                        21,255,594
                                              Merrill Lynch & Co.                                             20,612,831
                                              Morgan Stanley                                                   5,066,056
Precious Metals and Mining                    None                                                                N/A
Small Cap Advantage                           Investment Technology Group                                      3,947,596
                                              Knight Capital Group CI A                                        1,815,957
                                              LaBranche & Co.                                                    329,607
Small Cap Growth                              GFI Group                                                          300,663
                                              Investment Technology Group                                        354,078
                                              optionsXpress Holdings                                             892,611


Statement of Additional Information - Dec. 29, 2006                    Page 52

                                                                                               VALUE OF SECURITIES OWNED
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                             N/A                                              N/A
Retirement Plus 2015                                             N/A                                              N/A
Retirement Plus 2020                                             N/A                                              N/A
Retirement Plus 2025                                             N/A                                              N/A
Retirement Plus 2030                                             N/A                                              N/A
Retirement Plus 2035                                             N/A                                              N/A
Retirement Plus 2040                                             N/A                                              N/A
Retirement Plus 2045                                             N/A                                              N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                             Affiliated Managers Group                                        3,273,358
                                              Piper Jaffray Companies                                          2,252,808
Fundamental Growth                            Charles Schwab                                                   1,902,739
Fundamental Value                             Citigroup                                                       26,188,160
                                              JPMorgan Chase & Co.                                            48,231,810
                                              Morgan Stanley                                                   7,017,274
High Yield Bond                               None                                                                N/A
Income Builder Basic Income                   None                                                                N/A
Income Builder Enhanced Income                None                                                                N/A
Income Builder Moderate Income                None                                                                N/A
Select Value                                  Bear Stearns Companies                                             802,500
                                              Merrill Lynch & Co.                                              2,896,400
                                              PNC Financial Services Group                                     1,722,750
Short Duration U.S. Government                CS First Boston Mtge Securities                                  5,417,306
Small Cap Equity                              Affiliated Managers Group                                        1,294,370
                                              Morgan Stanley & Co.                                             2,997,066
                                              optionsXpress Holdings                                             720,250
Small Cap Value                               Affiliated Managers Group                                          902,631
                                              Morgan Stanley & Co.                                             9,990,219
                                              Piper Jaffray and Companies                                        860,744
U.S. Government Mortgage                      ChaseFlex Trust                                                    735,638
                                              CS First Boston Mtge Securities                                  2,541,444
Value                                         Citigroup                                                        6,921,720
                                              JPMorgan Chase & Co.                                             8,148,333
                                              Morgan Stanley                                                     398,262
                                              Morgan Stanley & Co.                                             2,997,066
                                              PNC Financial Services Group                                     2,023,956
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                          Citigroup                                                       35,880,912
                                              JPMorgan Chase & Co.                                            21,474,600
Real Estate                                   None                                                                N/A


Statement of Additional Information - Dec. 29, 2006                    Page 53

                                                                                               VALUE OF SECURITIES OWNED
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                               Bear Stearns Companies                                         139,000,000
                                              Citigroup Funding                                               37,000,000
                                              Credit Suisse First Boston NY                                   87,000,000
                                              Goldman Sachs Group                                             25,000,000
                                              Lehman Brothers Holdings                                        67,000,000
                                              Merrill Lynch & Co.                                             55,000,000
Core Bond                                     Bear Stearns Commercial Mtg Securities                           1,205,900
                                              Citigroup Commercial Mtge Trust                                    376,951
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      171,657
                                              Credit Suisse Mtge Capital Ctfs                                    375,131
                                              CS First Boston Mtge Securities                                  1,476,403
                                              GS Mtge Securities II                                              614,978
                                              JP Morgan Chase Commercial Mtge Securities                       3,003,789
                                              LB-UBS Commercial Mtge Trust                                     3,661,014
                                              Merrill Lynch Mtge Trust                                         1,919,148
                                              Morgan Stanley Capital I                                         4,104,900
                                              Morgan Stanley, Dean Witter Capital I                              407,446
Disciplined Equity                            Bear Stearns Companies                                           8,407,500
                                              Citigroup                                                       47,237,131
                                              E*TRADE Financial                                                7,228,361
                                              Franklin Resources                                              11,103,585
                                              Goldman Sachs Group                                             23,908,429
                                              JP Morgan Chase & Co.                                            9,134,128
                                              Lehman Brothers Holdings                                        21,340,297
                                              Merrill Lynch & Co.                                             31,053,578
                                              Morgan Stanley                                                  12,346,058
                                              PNC Financial Services Group                                     8,408,425
                                              Charles Schwab                                                   3,637,235
Disciplined Small Cap Value                   Knight Capital Group CI A                                           44,327
                                              LaBranche & Co.                                                     51,169
                                              Piper Jaffray Companies                                             74,993
Disciplined Small and Mid Cap Equity          AG Edwards                                                          19,264
                                              Investment Technology Group                                         45,123
                                              Jefferies Group                                                     26,500
                                              Knight Capital Group CI A                                           18,756
                                              LaBranche & Co.                                                     13,308
                                              Piper Jaffray Companies                                             21,807
                                              Raymond James Financial                                             36,906


Statement of Additional Information - Dec. 29, 2006                    Page 54

                                                                                               VALUE OF SECURITIES OWNED
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Floating Rate                                 Ameritrade Holding                                                 994,637
Growth                                        Citigroup                                                        6,806,154
Income Opportunities                          LaBranche & Co.                                                  3,418,650
Inflation Protected Securities                None                                                                N/A
Large Cap Equity                              Bear Stearns Companies                                           1,891,269
                                              Citigroup                                                      142,425,465
                                              Franklin Resources                                              31,692,638
                                              Goldman Sachs Group                                              7,437,856
                                              JP Morgan Chase & Co.                                           75,668,662
                                              Legg Mason                                                       9,290,962
                                              Lehman Brothers Holdings                                        36,896,275
                                              Merrill Lynch & Co.                                             28,517,987
                                              Morgan Stanley                                                  45,346,948
                                              PNC Financial Services Group                                    24,116,699
Large Cap Value                               American Express                                                   361,453
                                              Citigroup                                                        3,318,607
                                              Franklin Resources                                                 284,135
                                              JP Morgan Chase & Co.                                            1,711,617
                                              Legg Mason                                                          83,053
                                              Lehman Brothers Holdings                                           908,585
                                              Merrill Lynch & Co.                                                780,558
                                              Morgan Stanley                                                     983,069
                                              PNC Financial Services Group                                       449,976
Limited Duration Bond                         Bear Stearns Commercial Mtg Securities                             866,675
                                              ChaseFlex Trust                                                    357,336
                                              Citigroup Commercial Mtge Trust                                    424,070
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      171,657
                                              Credit Suisse Mtge Capital Ctfs                                    350,123
                                              CS First Boston Mtge Securities                                    998,880
                                              GS Mtge Securities II                                              663,808
                                              JP Morgan Chase Commercial Mtge Securities                       2,983,942
                                              LB-UBS Commercial Mtge Trust                                     2,307,345
                                              Merrill Lynch Mtge Trust                                           552,125
                                              Morgan Stanley Capital 1                                         1,466,918
                                              Morgan Stanley, Dean Witter Capital 1                              458,376


Statement of Additional Information - Dec. 29, 2006                    Page 55

                                                                                               VALUE OF SECURITIES OWNED
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(a)                      None                                                                N/A
Diversified Bond                              Bear Stearns Commercial Mtge Securities                         12,122,719
                                              Bear Stearns Companies                                          49,912,332
                                              ChaseFlex Trust                                                  2,456,868
                                              Citigroup Commercial Mtge Trust                                  8,065,960
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                    3,031,568
                                              Credit Suisse Mtge Capital Ctfs                                  5,088,172
                                              CS First Boston Mtge Securities                                 34,607,804
                                              GS Mtge Securities II                                            5,819,451
                                              J.P. Morgan Chase Commercial Mtge Securities                    63,426,330
                                              LaBranche & Co.                                                  1,002,788
                                              LB-UBS Commercial Mtge Trust                                    52,308,115
                                              Merrill Lynch Mtge Trust                                        11,853,501
                                              Morgan Stanley Capital 1                                        38,587,394
                                              Morgan Stanley, Dean Witter Capital 1                           20,396,007
Massachusetts Tax-Exempt(a)                   None                                                                N/A
Michigan Tax-Exempt(a)                        None                                                                N/A
Minnesota Tax-Exempt(a)                       None                                                                N/A
New York Tax-Exempt(a)                        None                                                                N/A
Ohio Tax-Exempt(a)                            None                                                                N/A
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                      Bear Stearns Commercial Mtge Securities                          1,816,311
                                              ChaseFlex Trust                                                  1,489,335
                                              Citigroup                                                       26,524,575
                                              Citigroup Commercial Mtge Trust                                    984,980
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      375,215
                                              Credit Suisse Mortgage Capital Ctfs                              1,540,137
                                              CS First Boston Mtge Securities                                  4,772,358
                                              Franklin Resources                                               2,553,863
                                              Goldman Sachs Group                                              1,382,453
                                              JP Morgan Chase & Co.                                           13,696,776
                                              JP Morgan Chase Commercial Mtge Securities                      10,245,115
                                              LaBranche & Co.                                                    149,800
                                              LB-UBS Commercial Mtge Trust                                     6,314,518
                                              Legg Mason                                                         780,253
                                              Lehman Brothers Holdings                                         8,032,201
                                              Merrill Lynch & Co.                                              7,314,665
                                              Merrill Lynch Mtge Trust                                         2,441,653
                                              Morgan Stanley                                                   8,378,744
                                              Morgan Stanley Capital 1                                         5,463,304
                                              Morgan Stanley, Dean Witter Capital 1                            2,607,047
                                              PNC Financial Services Group                                     3,576,942
Diversified Equity Income                     Citigroup                                                      206,383,817
                                              Merrill Lynch & Co.                                             41,409,668
                                              Morgan Stanley                                                  21,821,963


Statement of Additional Information - Dec. 29, 2006                    Page 56

                                                                                               VALUE OF SECURITIES OWNED
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                 None                                                                N/A
Strategic Allocation                          Bear Stearns Commercial Mtge Securities                          1,226,711
                                              Bear Stearns Companies                                           3,447,020
                                              Citigroup                                                       13,014,584
                                              Citigroup Commercial Mtge Trust                                    817,086
                                              Citigroup/Deutsche Bank Commercial Mtge Trust                      175,100
                                              Credit Suisse Mortgage Capital Ctfs                                462,041
                                              CS First Boston Mtge Securities                                  3,321,009
                                              E*TRADE Financial                                                1,720,518
                                              Franklin Resources                                               1,165,259
                                              Goldman Sachs Group                                              6,094,688
                                              GS Mtge Securities                                                 537,900
                                              GS Mortgage Securities II                                          763,446
                                              Investment Technology Group                                        100,419
                                              JP Morgan Chase & Co.                                           11,856,883
                                              JP Morgan Chase Commercial Mtge Securities                       5,654,975
                                              Knight Capital Group CI A                                          146,000
                                              LaBranche & Co.                                                    774,864
                                              LB-UBS Commercial Mtge Trust                                     4,279,488
                                              Lehman Brothers Holdings                                         7,843,341
                                              Merrill Lynch & Co.                                             11,584,383
                                              Merrill Lynch Mtge Trust                                           308,419
                                              Morgan Stanley                                                   3,160,211
                                              Morgan Stanley Capital 1                                         2,727,221
                                              Morgan Stanley, Dean Witter Capital 1                              982,815
                                              Piper Jaffray Companies                                             77,654
                                              PNC Financial Services Group                                     3,780,064
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income           Citigroup                                                          641,723
                                              Credit Suisse First Boston USA                                     641,038
                                              Lehman Brothers Holdings                                           640,627
                                              JP Morgan Chase & Co.                                              400,500
                                              JP Morgan Chase Commercial Mtge Securities                         208,077
                                              Merrill Lynch & Co.                                                640,623
                                              Morgan Stanley                                                     640,788
Disciplined International Equity              None                                                                N/A
Emerging Markets                              None                                                                N/A
Emerging Markets Bond                         None                                                                N/A
European Equity                               Credit Suisse Group                                              1,561,254



Statement of Additional Information - Dec. 29, 2006                    Page 57

                                                                                               VALUE OF SECURITIES OWNED
                    FUND                                           ISSUER                       AT END OF FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Global Bond                                   Bear Stearns Commercial Mtge Securities                          1,928,687
                                              Citigroup                                                        3,072,505
                                              Citigroup Commercial Mtge Trust                                  1,142,977
                                              Credit Suisse Mortgage Capital Ctfs                                927,081
                                              CS First Boston Mtge Securities                                    580,252
                                              GS Mortgage Securities II                                          942,552
                                              JP Morgan Chase Commercial Mtge Securities                       8,255,847
                                              LaBranche & Co.                                                    172,800
                                              LB-UBS Commercial Mtge Trust                                     4,108,805
                                              Morgan Stanley                                                     360,721
                                              Morgan Stanley Capital 1                                         3,233,127
                                              Morgan Stanley, Dean Witter Capital 1                            2,279,259
Global Equity                                 Bear Stearns Companies                                           5,957,741
                                              Citigroup                                                        5,305,273
                                              E*TRADE Financial                                                6,023,397
                                              Goldman Sachs Group                                              8,934,554
Global Technology                             None                                                                N/A
International Aggressive Growth               None                                                                N/A
International Equity                          Credit Suisse Group                                                699,960
International Opportunity                     Credit Suisse Group                                              6,803,658
International Select Value                    Credit Suisse Group                                             21,282,154
International Small Cap                       None                                                                N/A
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                       None                                                                N/A
Mid Cap Growth                                Legg Mason                                                      59,395,102
Tax-Exempt Bond                               None                                                                   N/A
Tax-Exempt High Income                        None                                                                   N/A
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                       None                                                                   N/A

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Dec. 29, 2006                    Page 58

    TABLE 8. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES

                                                                                           PERCENT OF
                                                                                           AGGREGATE
                                                                 AGGREGATE                DOLLAR AMOUNT   AGGREGATE    AGGREGATE
                                                                  DOLLAR                       OF          DOLLAR       DOLLAR
                                                                 AMOUNT OF   PERCENT OF   TRANSACTIONS    AMOUNT OF    AMOUNT OF
                                                     NATURE     COMMISSIONS   AGGREGATE     INVOLVING    COMMISSIONS  COMMISSIONS
                                                       OF         PAID TO     BROKERAGE    PAYMENT OF      PAID TO      PAID TO
                                 BROKER            AFFILIATION    BROKER     COMMISSIONS   COMMISSIONS     BROKER       BROKER
                          -------------------------------------------------------------------------------------------------------
            FUND                                                   2006                                     2005         2004
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder
Aggressive                         None                                                                  $      0(a)       N/A
Portfolio Builder
Conservative                       None                                                                         0(a)       N/A
Portfolio Builder
Moderate                           None                                                                         0(a)       N/A
Portfolio Builder
Moderate Aggressive                None                                                                         0(a)       N/A
Portfolio Builder
Moderate Conservative              None                                                                         0(a)       N/A
Portfolio Builder Total
Equity                             None                                                                         0(a)       N/A
Small Company Index                None                                                                         0            0
S&P 500 Index                      None                                                                         0            0
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                       None                                                                    10,142*      14,787*
Precious Metals and
Mining                             None                                                                     3,614*      24,650*
Small Cap Advantage                None                                                                         0          360*
Small Cap Growth                   None                                                                         0          757*
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                N/A                                                                       N/A          N/A
Retirement Plus 2015                N/A                                                                       N/A          N/A
Retirement Plus 2020                N/A                                                                       N/A          N/A
Retirement Plus 2025                N/A                                                                       N/A          N/A
Retirement Plus 2030                N/A                                                                       N/A          N/A
Retirement Plus 2035                N/A                                                                       N/A          N/A
Retirement Plus 2040                N/A                                                                       N/A          N/A
Retirement Plus 2045                N/A                                                                       N/A          N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth           JPMorgan
                            Securities, Inc.            4           $    57*      0.04%       0.02%            27          103
Fundamental Value                  None                                                                         0            0
Fundamental Growth          Goldman Sachs &
                            Co.                         5                 0                                    38            0
                                  Raymond James
                                      Financial         6                 0                                     0           15
High Yield Bond                    None                                                                         0            0
Income Builder
Basic Income                      None(b)                                                                     N/A          N/A
Income Builder
Enhanced Income                   None(b)                                                                     N/A          N/A
Income Builder
Moderate Income                   None(b)                                                                     N/A          N/A
Select Value                Gabelli & Co.               7            14,216       3.19        2.96        143,463      464,895
Short Duration
U.S.Government                     None                                                                         0            0


Statement of Additional Information - Dec. 29, 2006                    Page 59

                                                                                           PERCENT OF
                                                                                           AGGREGATE
                                                                 AGGREGATE                DOLLAR AMOUNT   AGGREGATE    AGGREGATE
                                                                  DOLLAR                       OF          DOLLAR       DOLLAR
                                                                 AMOUNT OF   PERCENT OF   TRANSACTIONS    AMOUNT OF    AMOUNT OF
                                                     NATURE     COMMISSIONS   AGGREGATE     INVOLVING    COMMISSIONS  COMMISSIONS
                                                       OF         PAID TO     BROKERAGE    PAYMENT OF      PAID TO      PAID TO
                                 BROKER            AFFILIATION    BROKER     COMMISSIONS   COMMISSIONS     BROKER       BROKER
                          -------------------------------------------------------------------------------------------------------
            FUND                                                   2006                                     2005         2004
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                   None                                                                         0            0
Small Cap Value             Goldman Sachs & Co.         5             1,821       0.07        0.04          1,943       46,047
                            Janney
                            Montgomery Scott            8                 0                                     0        5,130
                            Legg Mason Wood
                            Walker, Inc.                8                 0                                 2,700            0
                            M.J. Whitman                9                 0                                     0      425,573
U.S. Gov't Mortgage                None                                                                         0            0
Value                              None                                                                         0            0
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity        AEIS                        1                 0                                20,898*     217,347*
Real Estate                        None                                                                         0            0(c)
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                    None                                                                         0            0
Core Bond                          None                                                                         0            0
Disciplined Equity                 None                                                                         0            0
Disciplined Small and
Mid Cap Equity                    None(d)                                                                     N/A          N/A
Disciplined Small
Cap Value                         None(e)                                                                     N/A          N/A
Floating Rate                     None(e)                                                                     N/A          N/A
Growth                      AEIS                        1                 0                                13,720*     336,098*
Income Opportunities               None                                                                         0            0
Inflation Protected
Securities                         None                                                                         0            0
Large Cap Equity            AEIS                        1                 0                                10,214*       6,644*
Large Cap Value             AEIS                        1                 0                                   276*         595*
Limited Duration Bond              None                                                                         0            0
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California
Tax-Exempt(f)                      None                                                                         0            0
Diversified Bond                   None                                                                         0            0
Massachusetts
Tax-Exempt(f)                      None                                                                         0            0
Michigan
Tax-Exempt(f)                      None                                                                         0            0
Minnesota
Tax-Exempt(f)                      None                                                                         0            0
New York
Tax-Exempt(f)                      None                                                                         0            0
Ohio Tax-Exempt(f)                 None                                                                         0            0
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                    AEIS                        1                 0                                     0        8,440*
Diversified Equity Income   AEIS                        1                 0                                 1,716*      73,448*
Mid Cap Value               AEIS                        1                 0                                     0       39,552*
Strategic Allocation               None                                                                         0            0


Statement of Additional Information - Dec. 29, 2006                    Page 60

                                                                                           PERCENT OF
                                                                                           AGGREGATE
                                                                 AGGREGATE                DOLLAR AMOUNT   AGGREGATE    AGGREGATE
                                                                  DOLLAR                       OF          DOLLAR       DOLLAR
                                                                 AMOUNT OF   PERCENT OF   TRANSACTIONS    AMOUNT OF    AMOUNT OF
                                                     NATURE     COMMISSIONS   AGGREGATE     INVOLVING    COMMISSIONS  COMMISSIONS
                                                       OF         PAID TO     BROKERAGE    PAYMENT OF      PAID TO      PAID TO
                                 BROKER            AFFILIATION    BROKER     COMMISSIONS   COMMISSIONS     BROKER       BROKER
                          -------------------------------------------------------------------------------------------------------
            FUND                                                   2006                                     2005         2004
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return
Currency and Income               None(g)                                                                     N/A          N/A
Disciplined
International Equity              None(h)                                                                     N/A          N/A
Emerging Markets                   None                                                                         0            0
Emerging Markets Bond             None(i)                                                                     N/A          N/A
European Equity                    None                                                                         0            0
Global Bond                        None                                                                         0            0
Global Equity                      None                                                                         0            0
Global Technology           AEIS                        1                 0          0           0              0       97,718*
International               JPMorgan
Aggressive Growth           Securities, Inc.            4             8,189       1.24        0.66          9,426       22,343
                            Cazenove, Inc.              4                 0          0           0            339            0
International Equity               None                                                                         0            0
International
Opportunity                        None                                                                         0            0
International Select Value  Sanford C.
                            Bernstein & Co. LLC        10                 0          0           0          8,829       20,637
International Small Cap            None                                                                         0            0

                                                                       2005                                  2004         2003
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt            None                                                                         0            0
Mid Cap Growth              AEIS                        1                 0          0           0         17,994*      48,993*
Tax-Exempt Bond                    None                                                                         0            0
Tax-Exempt High Income             None                                                                         0            0
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money
Market                             None                                                                         0            0

  *  Represents brokerage clearing fees.
(1)  American Enterprise Investment Services, Inc., a wholly-owned subsidiary of
     Ameriprise Financial.
(2)  Affiliate of UBS, a subadviser.
(3) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.
(4)  Affiliate of American Century, a subadviser.
(5)  Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.
(6)  Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated
     April 2005.
(7)  Affiliate of GAMCO Investors, Inc.
(8)  Affiliate of Royce & Associates, LLC., a subadviser.
(9)  Affiliate of Third Avenue Management, LLC., a former subadviser, terminated
     March 15, 2004.
(10) Affiliate of Alliance Capital, a subadviser.
(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(f)  The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
     2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
(g)  For the period from June 15, 2006 (when the Fund became available) to Oct.
     31, 2006.
(h) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(i) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.



Statement of Additional Information - Dec. 29, 2006                    Page 61

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 9. VALUING FUND SHARES

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive
   Class A                                          $274,554,183            23,539,942                          $11.66
   Class B                                            78,677,290             6,790,053                           11.59
   Class C                                             6,625,802               572,204                           11.58
   Class Y                                                73,598                 6,299                           11.68
Portfolio Builder Conservative
   Class A                                            72,779,845             7,025,811                           10.36
   Class B                                            35,941,069             3,479,541                           10.33
   Class C                                             6,358,679               615,227                           10.34
   Class Y                                                22,917                 2,231                           10.27
Portfolio Builder Moderate
   Class A                                           410,452,525            37,117,589                           11.06
   Class B                                           153,324,616            13,916,348                           11.02
   Class C                                            18,297,163             1,659,289                           11.03
   Class Y                                                35,121                 3,180                           11.04
Portfolio Builder Moderate Aggressive
   Class A                                           550,462,749            48,536,983                           11.34
   Class B                                           153,725,117            13,603,884                           11.30
   Class C                                            15,333,283             1,357,122                           11.30
   Class Y                                                74,196                 6,535                           11.35
Portfolio Builder Moderate Conservative
   Class A                                           149,387,431            13,993,001                           10.68
   Class B                                            65,616,719             6,163,302                           10.65
   Class C                                            10,535,671               989,022                           10.65
   Class Y                                                26,817                 2,521                           10.64
Portfolio Builder Total Equity
   Class A                                           230,985,409            19,267,462                           11.99
   Class B                                            68,038,975             5,712,460                           11.91
   Class C                                             6,085,364               511,295                           11.90
   Class Y                                               185,531                15,446                           12.01
Small Company Index
   Class A                                           884,035,092            98,598,963                            8.97
   Class B                                           353,079,374            43,211,522                            8.17
   Class Y                                            11,338,641             1,242,843                            9.12
S&P 500 Index
   Class D                                            62,797,432            12,752,055                            4.92
   Class E                                           218,282,185            44,141,362                            4.95


Statement of Additional Information - Dec. 29, 2006                    Page 62

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value
   Class A                                           927,894,821            76,298,569                           12.16
   Class B                                           225,717,690            18,518,112                           12.19
   Class C                                             3,752,762               310,331                           12.09
   Class I                                                13,028                 1,070                           12.18
   Class Y                                            12,817,996             1,053,127                           12.17
Precious Metals and Mining
   Class A                                            87,002,631             5,904,662                           14.73
   Class B                                            20,298,893             1,456,935                           13.93
   Class C                                             1,914,924               138,680                           13.81
   Class I                                                14,701                   989                           14.86
   Class Y                                                77,459                 5,212                           14.86
Small Cap Advantage
   Class A                                           603,322,076            83,470,357                            7.23
   Class B                                           200,000,182            29,548,837                            6.77
   Class C                                            12,052,669             1,780,485                            6.77
   Class I                                            13,079,545             1,769,704                            7.39
   Class Y                                               862,334               117,713                            7.33
Small Cap Growth
   Class A                                           148,638,914            27,402,154                            5.42
   Class B                                            63,046,718            12,094,723                            5.21
   Class C                                             6,026,458             1,155,756                            5.21
   Class I                                            18,742,088             3,403,180                            5.51
   Class Y                                               293,170                53,658                            5.46
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                    N/A                 N/A                        N/A
Retirement Plus 2015                                    N/A                 N/A                        N/A
Retirement Plus 2020                                    N/A                 N/A                        N/A
Retirement Plus 2025                                    N/A                 N/A                        N/A
Retirement Plus 2030                                    N/A                 N/A                        N/A
Retirement Plus 2035                                    N/A                 N/A                        N/A
Retirement Plus 2040                                    N/A                 N/A                        N/A
Retirement Plus 2045                                    N/A                 N/A                        N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth
   Class A                                           417,938,522            50,038,917                            8.35
   Class B                                           119,066,739            14,580,903                            8.17
   Class C                                             1,962,794               240,391                            8.17
   Class I                                            74,482,579             8,841,560                            8.42
   Class Y                                               111,863                13,331                            8.39
Fundamental Growth
   Class A                                            20,450,998             3,360,217                            6.09
   Class B                                             7,294,807             1,228,621                            5.94
   Class C                                               612,756               103,093                            5.94
   Class I                                           136,879,180            22,283,868                            6.14
   Class Y                                                41,335                 6,741                            6.13
Fundamental Value
   Class A                                           740,994,065           122,459,397                            6.05
   Class B                                           281,336,084            47,798,821                            5.89
   Class C                                            18,027,515             3,051,330                            5.91
   Class I                                            85,711,567            14,037,723                            6.11
   Class Y                                               773,060               127,109                            6.08


Statement of Additional Information - Dec. 29, 2006                    Page 63

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
High Yield Bond
   Class A                                         1,535,483,470           530,995,227                            2.89
   Class B                                           432,579,549           149,692,333                            2.89
   Class C                                            27,857,618             9,696,262                            2.87
   Class I                                            24,008,981             8,308,786                            2.89
   Class Y                                               715,095               247,523                            2.89
Income Builder Basic Income
   Class A                                            19,244,987             1,927,394                            9.98
   Class B                                             4,751,862               476,470                            9.97
   Class C                                               698,459                69,950                            9.99
   Class Y                                                44,896                 4,495                            9.99
Income Builder Enhanced Income
   Class A                                            49,638,491             4,981,799                            9.96
   Class B                                             9,581,422               962,358                            9.96
   Class C                                             2,082,761               209,114                            9.96
   Class Y                                                32,268                 3,238                            9.97
Income Builder Moderate Income
   Class A                                            56,738,487             5,686,176                            9.98
   Class B                                            10,243,754             1,028,294                            9.96
   Class C                                             1,913,540               191,872                            9.97
   Class Y                                                39,605                 3,967                            9.98
Select Value
   Class A                                           462,618,574            63,621,494                            7.27
   Class B                                           151,084,709            21,400,655                            7.06
   Class C                                             9,685,589             1,371,804                            7.06
   Class I                                            13,011,082             1,767,912                            7.36
   Class Y                                                81,330                11,117                            7.32
Short Duration U.S. Government
   Class A                                           640,796,129           136,877,022                            4.68
   Class B                                           338,374,051            72,270,651                            4.68
   Class C                                            14,524,073             3,102,467                            4.68
   Class I                                            62,447,956            13,322,741                            4.69
   Class Y                                            18,582,745             3,968,098                            4.68
Small Cap Equity
   Class A                                           301,740,278            50,185,615                            6.01
   Class B                                            60,305,938            10,418,435                            5.79
   Class C                                             4,028,030               696,761                            5.78
   Class I                                            13,723,448             2,252,911                            6.09
   Class Y                                             3,785,809               623,527                            6.07
Small Cap Value
   Class A                                           684,925,134           102,738,724                            6.67
   Class B                                           295,732,446            45,754,001                            6.46
   Class C                                            19,259,021             2,974,187                            6.48
   Class I                                            12,568,001             1,860,614                            6.75
   Class Y                                               243,580                36,297                            6.71
U.S. Government Mortgage
   Class A                                           126,321,891            25,654,153                            4.92
   Class B                                            64,490,312            13,091,553                            4.93
   Class C                                             6,740,180             1,368,131                            4.93
   Class I                                             6,171,017             1,254,745                            4.92
   Class Y                                            34,633,492             7,037,905                            4.92
Value
   Class A                                           221,591,869            41,066,770                            5.40
   Class B                                           106,232,019            20,212,427                            5.26
   Class C                                             7,160,611             1,358,478                            5.27
   Class I                                            87,436,522            16,078,349                            5.44
   Class Y                                               118,717                21,893                            5.42


Statement of Additional Information - Dec. 29, 2006                    Page 64

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity
   Class A                                           906,971,478           115,786,940                            7.83
   Class B                                           274,504,819            35,285,690                            7.78
   Class C                                            14,574,762             1,874,964                            7.77
   Class I                                            45,885,824             5,846,870                            7.85
   Class Y                                               904,278               115,208                            7.85
Real Estate
   Class A                                           106,759,679             6,978,620                           15.30
   Class B                                            26,621,803             1,751,718                           15.20
   Class C                                             1,607,303               105,752                           15.20
   Class I                                            57,039,643             3,721,231                           15.33
   Class Y                                               235,492                15,433                           15.26
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management
   Class A                                         3,692,186,974         3,690,335,608                            1.00
   Class B                                           102,977,657           103,122,495                            1.00
   Class C                                             2,505,203             2,504,691                            1.00
   Class I                                            63,330,870            63,304,092                            1.00
   Class Y                                            83,702,809            83,724,233                            1.00
Core Bond
   Class A                                            36,444,626             3,852,039                            9.46
   Class B                                            10,873,923             1,148,606                            9.47
   Class C                                               571,721                60,377                            9.47
   Class I                                           174,472,816            18,462,593                            9.45
   Class Y                                               101,354                10,714                            9.46
Disciplined Equity
   Class A                                         1,367,875,719           203,067,775                            6.74
   Class B                                            73,443,835            11,039,576                            6.65
   Class C                                             2,713,393               408,104                            6.65
   Class I                                           252,289,749            37,225,107                            6.78
   Class Y                                           224,143,502            33,166,659                            6.76
Disciplined Small and Mid Cap Equity
   Class A                                             9,296,475             1,039,096                            8.95
   Class B                                                37,166                 4,160                            8.93
   Class C                                                 8,931                 1,000                            8.93
   Class I                                                60,937                 6,809                            8.95
   Class Y                                                10,415                 1,164                            8.95
Disciplined Small Cap Value
   Class A                                            11,292,945             1,156,138                            9.77
   Class B                                               232,254                23,871                            9.73
   Class C                                                28,867                 2,966                            9.73
   Class I                                             3,192,276               326,326                            9.78
   Class Y                                                 9,774                 1,000                            9.77
Floating Rate
   Class A                                           188,670,468            18,775,287                           10.05
   Class B                                            22,712,533             2,260,218                           10.05
   Class C                                             6,246,038               621,541                           10.05
   Class I                                            58,941,954             5,867,379                           10.05
   Class Y                                                39,240                 3,906                           10.05


Statement of Additional Information - Dec. 29, 2006                    Page 65

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
Growth
   Class A                                         2,350,963,254            82,166,864                           28.61
   Class B                                           462,284,256            17,737,114                           26.06
   Class C                                            18,728,947               718,480                           26.07
   Class I                                           255,882,653             8,730,515                           29.31
   Class Y                                           265,173,004             9,103,369                           29.13
Income Opportunities
   Class A                                           193,826,099            19,193,076                           10.10
   Class B                                            56,859,933             5,632,539                           10.09
   Class C                                             5,758,331               570,511                           10.09
   Class I                                            92,818,603             9,178,858                           10.11
   Class Y                                               330,981                32,755                           10.10
Inflation Protected Securities
   Class A                                            93,669,588             9,649,345                            9.71
   Class B                                            34,339,164             3,539,225                            9.70
   Class C                                             2,904,301               299,314                            9.70
   Class I                                           147,737,154            15,221,186                            9.71
   Class Y                                             2,043,173               210,530                            9.70
Large Cap Equity
   Class A                                         5,460,885,070         1,010,532,146                            5.40
   Class B                                         1,169,108,420           220,862,389                            5.29
   Class C                                            34,951,011             6,589,829                            5.30
   Class I                                           105,402,088            19,384,483                            5.44
   Class Y                                         1,068,831,758           195,574,986                            5.47
Large Cap Value
   Class A                                            62,855,365            10,692,320                            5.88
   Class B                                            18,984,583             3,261,457                            5.82
   Class C                                             1,108,078               190,515                            5.82
   Class I                                            13,208,587             2,234,787                            5.91
   Class Y                                                33,938                 5,753                            5.90
Limited Duration Bond
   Class A                                            71,486,220             7,469,159                            9.57
   Class B                                            15,185,460             1,587,239                            9.57
   Class C                                             1,635,940               171,057                            9.56
   Class I                                            65,611,060             6,852,982                            9.57
   Class Y                                                 9,570                 1,000                            9.57
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(a)
   Class A                                           170,289,094            32,979,699                            5.16
   Class B                                             8,771,389             1,699,853                            5.16
   Class C                                             2,177,694               421,234                            5.17
Diversified Bond
   Class A                                         2,013,110,199           422,021,713                            4.77
   Class B                                           401,897,200            84,250,141                            4.77
   Class C                                            17,292,094             3,624,635                            4.77
   Class I                                           275,800,310            57,740,014                            4.78
   Class Y                                           172,667,879            36,202,020                            4.77
Massachusetts Tax-Exempt(a)
   Class A                                            48,768,545             9,154,223                            5.33
   Class B                                             9,072,094             1,703,066                            5.33
   Class C                                               798,191               149,911                            5.32


Statement of Additional Information - Dec. 29, 2006                    Page 66

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt(a)
   Class A                                            45,706,641             8,698,092                            5.25
   Class B                                             2,650,676               504,169                            5.26
   Class C                                             1,415,848               269,384                            5.26
Minnesota Tax-Exempt(a)
   Class A                                           308,554,161            58,516,172                            5.27
   Class B                                            29,477,245             5,589,082                            5.27
   Class C                                             8,150,812             1,545,590                            5.27
New York Tax-Exempt(a)
   Class A                                            63,093,671            12,494,210                            5.05
   Class B                                             6,828,613             1,352,374                            5.05
   Class C                                             1,148,771               227,499                            5.05
Ohio Tax-Exempt(a)
   Class A                                            42,239,331             8,027,783                            5.26
   Class B                                             4,990,875               948,475                            5.26
   Class C                                             1,494,472               283,946                            5.26
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced
   Class A                                           958,862,290            91,158,363                           10.52
   Class B                                            69,852,644             6,683,948                           10.45
   Class C                                             4,204,946               402,589                           10.44
   Class Y                                           139,181,201            13,233,867                           10.52
Diversified Equity Income
   Class A                                         5,432,695,767           414,854,489                           13.10
   Class B                                         1,208,096,254            92,172,558                           13.11
   Class C                                            86,482,609             6,608,956                           13.09
   Class I                                           133,039,278            10,165,129                           13.09
   Class Y                                            95,527,571             7,288,120                           13.11
Mid Cap Value
   Class A                                         1,443,445,703           158,235,901                            9.12
   Class B                                           296,980,090            33,415,191                            8.89
   Class C                                            26,549,537             2,986,537                            8.89
   Class I                                            17,952,154             1,942,703                            9.24
   Class Y                                            45,294,773             4,928,660                            9.19
Strategic Allocation
   Class A                                         1,209,435,158           112,183,002                           10.78
   Class B                                           146,396,175            13,691,129                           10.69
   Class C                                            22,536,506             2,114,752                           10.66
   Class Y                                            13,780,810             1,277,961                           10.78
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income
   Class A                                            10,053,611               996,000                           10.09
   Class B                                                10,093                 1,000                           10.09
   Class C                                                10,093                 1,000                           10.09
   Class I                                            68,129,549             6,743,149                           10.10
   Class R4(b)                                            10,094                 1,000                           10.09
   Class W                                                   N/A                   N/A                             N/A
Disciplined International Equity
   Class A                                            10,874,410             1,107,013                            9.82
   Class B                                               190,838                19,499                            9.79
   Class C                                                31,275                 3,195                            9.79
   Class I                                            62,926,083             6,399,203                            9.83
   Class R4(b)                                            11,885                 1,209                            9.83
   Class W                                                   N/A                   N/A                             N/A



Statement of Additional Information - Dec. 29, 2006                    Page 67

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
Emerging Markets
   Class A                                           425,229,317            37,571,472                           11.32
   Class B                                            76,605,821             7,204,484                           10.63
   Class C                                             4,798,555               450,159                           10.66
   Class I                                            41,144,243             3,576,427                           11.50
   Class R4(b)                                         5,734,130               498,653                           11.50
Emerging Markets Bond
   Class A                                            11,663,305             1,147,539                           10.16
   Class B                                               510,005                50,209                           10.16
   Class C                                                38,734                 3,818                           10.15
   Class I                                            47,400,407             4,663,886                           10.16
   Class R4(b)                                            14,378                 1,415                           10.16
   Class W                                                   N/A                   N/A                             N/A
European Equity
   Class A                                            85,143,488            15,798,323                            5.39
   Class B                                            29,438,905             5,546,040                            5.31
   Class C                                             1,489,197               280,865                            5.30
   Class I                                                15,461                 2,865                            5.40
   Class R4(b)                                             4,340                   802                            5.41
Global Bond
   Class A                                           276,081,128            41,822,802                            6.60
   Class B                                            63,316,660             9,495,713                            6.67
   Class C                                             3,116,080               470,447                            6.62
   Class I                                           144,623,214            21,955,114                            6.59
   Class R4(b)                                            80,561                12,204                            6.60
   Class W                                                   N/A                   N/A                             N/A
Global Equity
   Class A                                           608,153,308            80,859,119                            7.52
   Class B                                           110,122,992            15,600,152                            7.06
   Class C                                             5,663,445               807,287                            7.02
   Class R2                                                  N/A                   N/A                             N/A
   Class R3                                                  N/A                   N/A                             N/A
   Class R4(b)                                         9,464,690             1,246,167                            7.60
   Class R5                                                  N/A                   N/A                             N/A
   Class W                                                   N/A                   N/A                             N/A
Global Technology
   Class A                                           122,944,396            50,874,610                            2.42
   Class B                                            42,498,835            20,342,056                            2.09
   Class C                                             3,415,678             1,630,088                            2.10
   Class I                                                14,460                 5,882                            2.46
   Class R4(b)                                           544,605               223,793                            2.43
International Aggressive Growth
   Class A                                           293,775,958            31,171,014                            9.42
   Class B                                            66,512,481             7,289,751                            9.12
   Class C                                             4,436,253               486,251                            9.12
   Class I                                           127,665,491            13,394,495                            9.53
   Class R4(b)                                           830,516                87,614                            9.48
International Equity
   Class A                                            99,431,354            11,739,511                            8.47
   Class B                                            25,438,560             3,052,687                            8.33
   Class C                                             1,752,171               210,053                            8.34
   Class I                                            68,401,947             8,030,624                            8.52
   Class R4(b)                                           208,406                24,590                            8.48



Statement of Additional Information - Dec. 29, 2006                    Page 68

                      FUND                            NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------
International Opportunity
   Class A                                           464,197,404            48,662,459                            9.54
   Class B                                            77,061,945             8,313,137                            9.27
   Class C                                             3,350,335               364,611                            9.19
   Class I                                           105,055,917            10,892,334                            9.64
   Class R2                                                  N/A                   N/A                             N/A
   Class R3                                                  N/A                   N/A                             N/A
   Class R4(b)                                           814,767                83,796                            9.72
   Class R5                                                  N/A                   N/A                             N/A
International Select Value
   Class A                                         1,541,660,931           140,143,797                           11.00
   Class B                                           380,209,275            35,755,399                           10.63
   Class C                                            25,603,920             2,411,018                           10.62
   Class I                                            89,262,817             8,020,468                           11.13
   Class R4(b)                                         1,779,472               160,592                           11.08
International Small Cap
   Class A                                            66,757,092             7,136,008                            9.35
   Class B                                            16,957,050             1,862,179                            9.11
   Class C                                               992,519               108,850                            9.12
   Class I                                            15,421,576             1,630,325                            9.46
   Class R4(b)                                           105,171                11,180                            9.41
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt
   Class A                                           102,085,224            19,306,431                            5.29
   Class B                                            16,816,090             3,182,725                            5.28
   Class C                                             6,130,727             1,160,263                            5.28
   Class Y                                                 1,277                   243                            5.26
Mid Cap Growth
   Class A                                         1,376,047,279            94,971,809                           14.49
   Class B                                           328,834,586            24,758,767                           13.28
   Class C                                            12,425,207               935,688                           13.28
   Class I                                            43,239,318             2,931,586                           14.75
   Class Y                                           202,816,215            13,821,344                           14.67
Tax-Exempt Bond
   Class A                                           601,070,861           156,411,350                            3.84
   Class B                                            28,874,300             7,513,770                            3.84
   Class C                                             3,814,428               992,278                            3.84
   Class Y                                                 1,871                   487                            3.84
Tax-Exempt High Income
   Class A                                         3,459,967,688           788,294,542                            4.39
   Class B                                           190,108,346            43,318,158                            4.39
   Class C                                            23,087,288             5,258,196                            4.39
   Class Y                                                 1,979                   451                            4.39
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                              119,798,091           119,826,052                            1.00

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.
(b)  Effective Dec. 11, 2006 Class Y was renamed Class R4.



Statement of Additional Information - Dec. 29, 2006                    Page 69

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

   o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

   o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

   o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

   o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

   o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

   o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

   o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases.
      The fair value of a security is likely to be different from the quoted or published price.

   o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

   o Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

   o When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.


Statement of Additional Information - Dec. 29, 2006                    Page 70

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the funds' website (riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.


Statement of Additional Information - Dec. 29, 2006                    Page 71

In addition, the investment manager makes publicly available, on a monthly basis, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally not released until it is at least thirty (30) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.),
(2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), and
(3) other entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley). In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.


Statement of Additional Information - Dec. 29, 2006                    Page 72

PROXY VOTING

GENERAL GUIDELINES

The funds uphold a long tradition of sound and principled corporate governance. For approximately thirty (30) years, the Board, which consists of a majority of independent directors, has voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process. General guidelines are:

   o CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

   o CHANGES IN CAPITAL STRUCTURE -- The Board votes for amendments to corporate documents that strengthen the financial condition of a business.

   o STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

   o SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of a fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. The Board has implemented policies and procedures reasonably designed to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' investment manager, RiverSource Investments, or other affiliated entities.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which a fund votes against the recommendation, the Board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the fund's Board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the Board or that the investment manager recommends be voted different from the votes cast for similar proposals. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from outside resources, including Glass Lewis & Co. The investment manager makes the recommendation in writing. The process established by the Board to vote proxies requires that either Board members or officers who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal.

Funds-of-funds only own shares of other RiverSource funds and vote proxies of those funds whenever shareholder meetings are held. Funds-of-funds will vote for, against or abstain on each proposal that the underlying RiverSource fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying RiverSource fund vote the proposal. Funds-of-funds do not invest in publicly-held operating companies.

PROXY VOTING RECORD

Information regarding how a fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge through riversource.com/funds, or searching the website of the SEC at www.sec.gov.


Statement of Additional Information - Dec. 29, 2006                    Page 73

INVESTING IN A FUND

Absolute Return Currency and Income Fund is currently only available to certain limited institutional investors through the sale of Class I shares. Class A, B, C and Y are currently not offered.

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A -- CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.

                        TABLE 10. CLASS A SALES CHARGE

                                                                                      FUND OF FUNDS - FIXED INCOME, STATE TAX-EXEMPT
                                                                                            FIXED INCOME, TAXABLE FIXED INCOME,
                                 BALANCED, EQUITY, FUND OF FUNDS - EQUITY                          TAX-EXEMPT FIXED INCOME
                                 ---------------------------------------------------------------------------------------------------
         FUND CATEGORY                                            SALES CHARGE* AS A PERCENTAGE OF:
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL MARKET VALUE              PUBLIC OFFERING PRICE**     NET AMOUNT INVESTED      PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED
------------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                                     5.75%                    6.10%                        4.75%                  4.99%
$50,000-$99,999                                   4.75%                    4.99%                        4.25%                  4.44%
$100,000-$249,999                                 3.50%                    3.63%                        3.50%                  3.63%
$250,000-$499,999                                 2.50%                    2.56%                        2.50%                  2.56%
$500,000-$999,999                                 2.00%                    2.04%                        2.00%                  2.04%
$1,000,000 or more***                             0.00%                    0.00%                        0.00%                  0.00%

  * Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Purchase price includes the sales charge.
*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary making such a sale. Money market funds do not have a sales charge for Class A shares.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Dec. 29, 2006                    Page 74

                        TABLE 11. PUBLIC OFFERING PRICE

                                                                       1.0 MINUS MAXIMUM
                       FUND                          NET ASSET VALUE      SALES CHARGE     PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                  $11.66              0.9425                  $12.37
Portfolio Builder Conservative                                 10.36              0.9525                   10.88
Portfolio Builder Moderate                                     11.06              0.9425                   11.73
Portfolio Builder Moderate Aggressive                          11.34              0.9425                   12.03
Portfolio Builder Moderate Conservative                        10.68              0.9525                   11.21
Portfolio Builder Total Equity                                 11.99              0.9425                   12.72
Small Company Index                                             8.97              0.9425                    9.52
S&P 500 Index (for Class D)                                     4.92     No sales charge                    4.92
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                   12.16              0.9425                   12.90
Precious Metals and Mining                                     14.73              0.9425                   15.63
Small Cap Advantage                                             7.23              0.9425                    7.67
Small Cap Growth                                                5.42              0.9425                    5.75
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                             N/A                 N/A                     N/A
Retirement Plus 2015                                             N/A                 N/A                     N/A
Retirement Plus 2020                                             N/A                 N/A                     N/A
Retirement Plus 2025                                             N/A                 N/A                     N/A
Retirement Plus 2030                                             N/A                 N/A                     N/A
Retirement Plus 2035                                             N/A                 N/A                     N/A
Retirement Plus 2040                                             N/A                 N/A                     N/A
Retirement Plus 2045                                             N/A                 N/A                     N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                               8.35              0.9425                    8.86
Fundamental Growth                                              6.09              0.9425                    6.46
Fundamental Value                                               6.05              0.9425                    6.42
High Yield Bond                                                 2.89              0.9525                    3.03
Income Builder Basic Income                                     9.98              0.9525                   10.48
Income Builder Enhanced Income                                  9.96              0.9525                   10.46
Income Builder Moderate Income                                  9.98              0.9525                   10.48
Select Value                                                    7.27              0.9425                    7.71
Short Duration U.S. Government                                  4.68              0.9525                    4.91
Small Cap Equity                                                6.01              0.9425                    6.38
Small Cap Value                                                 6.67              0.9425                    7.08
U.S. Government Mortgage                                        4.92              0.9525                    5.17
Value                                                           5.40              0.9425                    5.73
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                                            7.83              0.9425                    8.31
Real Estate                                                    15.30              0.9425                   16.23
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                 1.00     No sales charge                    1.00
Core Bond                                                       9.46              0.9525                    9.93
Disciplined Equity                                              6.74              0.9425                    7.15
Disciplined Small and Mid Cap Equity                            8.95              0.9425                    9.50
Disciplined Small Cap Value                                     9.77              0.9425                   10.37


Statement of Additional Information - Dec. 29, 2006                    Page 75

                                                                       1.0 MINUS MAXIMUM
                       FUND                          NET ASSET VALUE      SALES CHARGE     PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Floating Rate                                                  10.05              0.9525                   10.55
Growth                                                         28.61              0.9425                   30.36
Income Opportunities                                           10.10              0.9525                   10.60
Inflation Protected Securities                                  9.71              0.9525                   10.19
Large Cap Equity                                                5.40              0.9425                    5.73
Large Cap Value                                                 5.88              0.9425                    6.24
Limited Duration Bond                                           9.57              0.9525                   10.05
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(a)                                        5.16              0.9525                    5.42
Diversified Bond                                                4.77              0.9525                    5.01
Massachusetts Tax-Exempt(a)                                     5.33              0.9525                    5.60
Michigan Tax-Exempt(a)                                          5.25              0.9525                    5.51
Minnesota Tax-Exempt(a)                                         5.27              0.9525                    5.53
New York Tax-Exempt(a)                                          5.05              0.9525                    5.30
Ohio Tax-Exempt(a)                                              5.26              0.9525                    5.52
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                       10.52              0.9425                   11.16
Diversified Equity Income                                      13.10              0.9425                   13.90
Mid Cap Value                                                   9.12              0.9425                    9.68
Strategic Allocation                                           10.78              0.9425                   11.44
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income                            10.09              0.9525                   10.59
Disciplined International Equity                                9.82              0.9425                   10.42
Emerging Markets                                               11.32              0.9425                   12.01
Emerging Markets Bond                                          10.16              0.9525                   10.67
European Equity                                                 5.39              0.9425                    5.72
Global Bond                                                     6.60              0.9525                    6.93
Global Equity                                                   7.52              0.9425                    7.98
Global Technology                                               2.42              0.9425                    2.57
International Aggressive Growth                                 9.42              0.9425                    9.99
International Equity                                            8.47              0.9425                    8.99
International Opportunity                                       9.54              0.9425                   10.12
International Select Value                                     11.00              0.9425                   11.67
International Small Cap                                         9.35              0.9425                    9.92
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                         5.29              0.9525                    5.55
Mid Cap Growth                                                 14.49              0.9425                   15.37
Tax-Exempt Bond                                                 3.84              0.9525                    4.03
Tax-Exempt High Income                                          4.39              0.9525                    4.61
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                         1.00     No sales charge                    1.00

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.



Statement of Additional Information - Dec. 29, 2006                    Page 76

CLASS A -- LETTER OF INTENT (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before your financial institution receives your signed LOI will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of a RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial institution in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS B SHARES

Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.


CLASS C SHARES

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS D SHARES

Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a front-end sales charge or CDSC. Class D shares are subject to a distribution fee.

CLASS E SHARES

Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

CLASS I SHARES

Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.



Statement of Additional Information - Dec. 29, 2006                    Page 77

CLASS R SHARES

Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

   o  Qualified employee benefit plans;

   o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

   o  Nonqualified deferred compensation plans; and

   o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

CLASS W SHARES

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.


CLASS Y ShARES


Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase

   o  Qualified employee benefit plans;

   o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

   o  Nonqualified deferred compensation plans; and


   o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.







MONEY MARKET FUNDS

The minimum purchase amount for directors, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.

REJECTION OF BUSINESS

Each fund and RiverSource Service Corporation reserve the right to reject any business, in its sole discretion.


Statement of Additional Information - Dec. 29, 2006                    Page 78

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

   o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

   o Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

   o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


Statement of Additional Information - Dec. 29, 2006                    Page 79

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial institution. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

PLAN #1: PAY-OUT FOR A FIXED PERIOD OF TIME
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PLAN #2: REDEMPTION OF A FIXED NUMBER OF SHARES
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PLAN #3: REDEMPTION OF A FIXED DOLLAR AMOUNT
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PLAN #4: REDEMPTION OF A PERCENTAGE OF NET ASSET VALUE
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.


Statement of Additional Information - Dec. 29, 2006                    Page 80

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                       TABLE 12. CAPITAL LOSS CARRYOVER

                      TOTAL          AMOUNT        AMOUNT        AMOUNT        AMOUNT
                  CAPITAL LOSS    EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND          CARRYOVERS         2007          2008          2009          2010
---------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio
Builder
Aggressive                    0

Portfolio
Builder
Conservative                  0

Portfolio
Builder
Moderate                      0

Portfolio
Builder
Moderate
Aggressive                    0

Portfolio
Builder
Moderate
Conservative                  0

Portfolio
Builder
Total Equity                  0

Small Company
Index                         0

S&P 500 Index        32,236,725             0             0     2,387,603     5,416,211

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value        110,768,162             0             0             0             0

Precious
Metals and
Mining                1,549,744             0             0             0             0

Small Cap
Advantage                     0

Small Cap
Growth                        0

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30

Retirement
Plus 2010                   N/A

Retirement
Plus 2015                   N/A

Retirement
Plus 2020                   N/A

Retirement
Plus 2025                   N/A

                      AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND              2011          2012          2013          2014          2015
--------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio
Builder
Aggressive

Portfolio
Builder
Conservative

Portfolio
Builder
Moderate

Portfolio
Builder
Moderate
Aggressive

Portfolio
Builder
Moderate
Conservative

Portfolio
Builder
Total Equity

Small Company
Index

S&P 500 Index                0    14,802,476     9,630,435             0             0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value        68,592,915    42,175,247             0             0             0

Precious
Metals and
Mining                       0             0     1,549,744             0             0

Small Cap
Advantage

Small Cap
Growth

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30

Retirement
Plus 2010

Retirement
Plus 2015

Retirement
Plus 2020

Retirement
Plus 2025


Statement of Additional Information - Dec. 29, 2006                    Page 81

                      TOTAL          AMOUNT        AMOUNT        AMOUNT        AMOUNT
                  CAPITAL LOSS    EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND          CARRYOVERS         2007          2008          2009          2010
---------------------------------------------------------------------------------------
Retirement
Plus 2030                   N/A

Retirement
Plus 2035                   N/A

Retirement
Plus 2040                   N/A

Retirement
Plus 2045                   N/A

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive
Growth            1,227,447,858             0    20,090,427   841,156,325   315,348,051

Fundamental
Growth                        0

Fundamental
Value                         0

High Yield
Bond              1,406,515,123             0    80,574,095   226,001,198   517,121,802

Income
Builder Basic
Income                       48             0             0             0             0

Income
Builder
Enhanced
Income                        6             0             0             0             0

Income
Builder
Moderate
Income                       17             0             0             0             0

Select Value         17,611,971             0             0             0             0

Short
Duration U.S.
Government          216,881,168             0    35,174,077   117,356,906             0

Small Cap
Equity               46,312,769             0             0     4,182,470    42,130,299

Small Cap
Value                         0

U.S.
Government
Mortgage              1,999,586             0             0             0             0

Value                         0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

Dividend
Opportunity         462,203,460             0             0             0             0

Real Estate                   0

                      AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND              2011          2012          2013          2014          2015
--------------------------------------------------------------------------------------
Retirement
Plus 2030

Retirement
Plus 2035

Retirement
Plus 2040

Retirement
Plus 2045

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive
Growth              23,741,111    27,111,944             0             0             0

Fundamental
Growth

Fundamental
Value

High Yield
Bond               552,664,309             0             0    19,048,600    11,105,119

Income
Builder Basic
Income                       0             0             0            48             0

Income
Builder
Enhanced
Income                       0             0             0             6             0

Income
Builder
Moderate
Income                       0             0             0            17             0

Select Value        15,103,541     2,508,430             0             0             0

Short
Duration U.S.
Government                   0             0    36,267,962    20,469,230     7,612,993

Small Cap
Equity                       0             0             0             0             0

Small Cap
Value

U.S.
Government
Mortgage                     0             0             0       545,026     1,454,560

Value

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

Dividend
Opportunity        462,203,460             0             0             0             0

Real Estate


Statement of Additional Information - Dec. 29, 2006                    Page 82

                      TOTAL          AMOUNT        AMOUNT        AMOUNT        AMOUNT
                  CAPITAL LOSS    EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND          CARRYOVERS         2007          2008          2009          2010
---------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash
Management                    0

Core Bond             3,154,192             0             0            0              0

Disciplined
Equity                        0

Disciplined
Small and Mid
Cap Equity               93,125             0             0            0              0
Disciplined
Small Cap
Value                         0

Floating Rate                 0

Growth              535,377,023             0             0             0   166,602,696

Income
Opportunities         1,475,572             0             0             0             0

Inflation
Protected
Securities            1,946,291             0             0             0             0

Large Cap
Equity              241,864,902                 132,187,540    76,012,213    19,803,207

Large Cap
Value                         0

Limited
Duration Bond         3,814,855             0             0             0             0

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

California
Tax-Exempt(a)           109,278             0             0             0             0

Diversified
Bond                175,789,584             0             0    78,698,873    49,658,521

Massachusetts
Tax-Exempt(a)           150,080             0             0             0             0

Michigan
Tax-Exempt(a)            73,073             0             0             0             0

Minnesota
Tax-Exempt(a)         2,433,759             0             0             0             0

New York
Tax-Exempt(a)            79,756             0             0             0             0

Ohio
Tax-Exempt(a)            90,574             0             0             0             0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced            771,389,327             0             0     6,553,043   371,272,426

Diversified
Equity Income                 0

Mid Cap Value                 0

Strategic
Allocation           24,282,691             0             0             0             0

                      AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND              2011          2012          2013          2014          2015
--------------------------------------------------------------------------------------
Cash
Management

Core Bond                     0             0             0      526,700      2,627,492

Disciplined
Equity

Disciplined
Small and Mid
Cap Equity                   0             0             0        93,125              0

Disciplined
Small Cap
Value

Floating Rate

Growth             368,774,327             0             0             0             0

Income
Opportunities                0             0             0             0     1,475,572

Inflation
Protected
Securities                   0             0             0             0     1,946,291

Large Cap
Equity              13,861,942             0             0             0             0

Large Cap
Value

Limited
Duration Bond                0             0             0       388,116     3,426,739

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

California
Tax-Exempt(a)                0             0             0       109,278             0

Diversified
Bond                         0     5,227,159             0    12,836,807    29,368,224

Massachusetts
Tax-Exempt(a)                0             0             0       150,080             0

Michigan
Tax-Exempt(a)                0             0             0        73,073             0

Minnesota
Tax-Exempt(a)                0             0     1,520,753       913,006             0

New York
Tax-Exempt(a)                0             0             0        79,756             0

Ohio
Tax-Exempt(a)                0        39,505             0        51,069             0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced           368,676,980    24,886,878             0             0             0

Diversified
Equity Income

Mid Cap Value

Strategic
Allocation          24,282,691             0             0             0             0


Statement of Additional Information - Dec. 29, 2006                    Page 83

                      TOTAL          AMOUNT        AMOUNT        AMOUNT        AMOUNT
                  CAPITAL LOSS    EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND          CARRYOVERS         2007          2008          2009          2010
---------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Absolute
Return
Currency
and Income
Disciplined
International
Equity                     0

Emerging                   0
Markets

Emerging                   0
Markets Bond

European          70,998,633               0              0    49,462,900    16,514,518
Equity

Global Bond        6,599,145               0              0             0     6,100,374

Global Equity    468,974,678               0              0   294,829,842   143,634,885

Global           362,948,879               0              0   281,649,652    81,299,227
Technology

International              0
Aggressive
Growth

International              0
Equity

International    338,762,980               0              0   241,268,010    59,231,998
Opportunity

International              0
Select Value

International              0
Small Cap

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate               0
Tax-Exempt

Mid Cap Growth             0

Tax-Exempt                 0
Bond

Tax-Exempt                 0
High Income

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt            22,784               0            166             0        18,331
Money Market

                      AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
     FUND              2011          2012          2013          2014          2015
--------------------------------------------------------------------------------------
Absolute
Return
Currency
and Income
Disciplined
International
Equity

Emerging
Markets

Emerging
Markets Bond

European           5,021,215               0              0             0             0
Equity

Global Bond          498,771               0              0             0             0

Global Equity     30,509,951               0              0             0             0

Global                     0               0              0             0             0
Technology

International
Aggressive
Growth

International
Equity

International     38,262,972               0              0             0             0
Opportunity

International
Select Value

International
Small Cap

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate
Tax-Exempt

Mid Cap Growth

Tax-Exempt
Bond

Tax-Exempt
High Income

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt                 0               0          4,287             0             0
Money Market

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.


It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Statement of Additional Information - Dec 29, 2006                     Page 84

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE

You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the
$57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.

Under current tax law, the maximum tax paid on dividends by individuals is 15% (5% for taxpayers in the 10% and 15% brackets) for tax years through 2010. The maximum capital gain rate for securities sold on or after May 6, 2003 through 2010 is 15% (5% for taxpayers in the 10% and 15% brackets).

Only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for common stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Dec. 29, 2006                   Page 85

          TABLE 13. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

                                                    PERCENT OF DIVIDENDS QUALIFYING   QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION            FOR INDIVIDUALS
---------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                     24.01%                         44.44%
Portfolio Builder Conservative                                    5.29                          10.05
Portfolio Builder Moderate                                       11.64                          21.59
Portfolio Builder Moderate Aggressive                            16.98                          31.55
Portfolio Builder Moderate Conservative                           8.29                          15.39
Portfolio Builder Total Equity                                   34.10                          63.40
Small Company Index                                             100.00                         100.00
S&P 500 Index                                                   100.00                         100.00
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                    100.00                         100.00
Precious Metals and Mining                                         0                              0
Small Cap Advantage                                              35.64                          36.35
Small Cap Growth                                                   0                              0
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                              N/A                            N/A
Retirement Plus 2015                                              N/A                            N/A
Retirement Plus 2020                                              N/A                            N/A
Retirement Plus 2025                                              N/A                            N/A
Retirement Plus 2030                                              N/A                            N/A
Retirement Plus 2035                                              N/A                            N/A
Retirement Plus 2040                                              N/A                            N/A
Retirement Plus 2045                                              N/A                            N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                20.84                          24.02
Fundamental Growth                                              100.00                         100.00
Fundamental Value                                               100.00                         100.00
High Yield Bond                                                   0.03                           0.03
Income Builder Basic Income                                      24.20                          24.07
Income Builder Enhanced Income                                   17.85                          17.58
Income Builder Moderate Income                                   21.16                          20.97
Select Value                                                    100.00                         100.00
Short Duration U.S. Government                                     0                              0
Small Cap Equity                                                 38.41                          39.74
Small Cap Value                                                  23.75                          25.87
U.S. Government Mortgage                                           0                              0
Value                                                           100.00                         100.00
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                                            100.00                         100.00
Real Estate                                                       0.40                           2.86
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                    0                              0
Core Bond                                                          0                              0
Disciplined Equity                                               29.23                          29.46
Disciplined Small and Mid Cap Equity                               0                              0


Statement of Additional Information - Dec. 29, 2006                   Page 86

                                                    PERCENT OF DIVIDENDS QUALIFYING   QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION            FOR INDIVIDUALS
---------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                        0                               0
Floating Rate                                                      0                               0
Growth                                                          100.00                          100.00
Income Opportunities                                               0                               0
Inflation Protected Securities                                     0                               0
Large Cap Equity                                                100.00                          100.00
Large Cap Value                                                  73.41                           80.91
Limited Duration Bond                                              0                               0
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(a)                                           0                               0
Diversified Bond                                                   0                               0
Massachusetts Tax-Exempt(a)                                        0                               0
Michigan Tax-Exempt(a)                                             0                               0
Minnesota Tax-Exempt(a)                                            0                               0
New York Tax-Exempt(a)                                             0                               0
Ohio Tax-Exempt(a)                                                 0                               0
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                         62.95                           67.30
Diversified Equity Income                                       100.00                          100.00
Mid Cap Value                                                    51.96                           64.83
Strategic Allocation                                             66.83                          100.00
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income                                0                               0
Disciplined International Equity                                   0                               0
Emerging Markets                                                   0                            100.00
Emerging Markets Bond                                              0                               0
European Equity                                                    0                            100.00
Global Bond                                                        0                               0
Global Equity                                                    99.99                          100.00
Global Technology                                                  0                               0
International Aggressive Growth                                  0.11                            77.83
International Equity                                               0                             39.74
International Opportunity                                          0                            100.00
International Select Value                                         0                             52.44
International Small Cap                                            0                             31.95
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                            0                               0
Mid Cap Growth                                                     0                               0
Tax-Exempt Bond                                                    0                               0
Tax-Exempt High Income                                             0                               0
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                            0                               0

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.



Statement of Additional Information - Dec. 29, 2006                   Page 87

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.


Statement of Additional Information - Dec. 29, 2006                   Page 88

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

        TABLE 14. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE


                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income             First $1.0            0.890%                        0.890
                                                 Next 1.0             0.865
                                                 Next 1.0             0.840
                                                 Next 3.0             0.815
                                                 Next 1.5             0.790
                                                 Next 1.5             0.775
                                                 Next 1.0             0.770
                                                 Next 5.0             0.760
                                                 Next 5.0             0.750
                                                 Next 4.0             0.740
                                                 Next 26.0            0.720
                                                 Over 50.0            0.700

Aggressive Growth                              First $0.50            0.890                         0.885
                                                 Next 0.50            0.865
                                                 Next 1.0             0.840
                                                 Next 1.0             0.815
                                                 Next 3.0             0.790
                                                 Over 6.0             0.765

Balanced                                        First $1.0            0.530                         0.526
                                                 Next 1.0             0.505
                                                 Next 1.0             0.480
                                                 Next 3.0             0.455
                                                 Next 1.5             0.430
                                                 Next 2.5             0.410
                                                 Next 5.0             0.390
                                                 Next 9.0             0.370
                                                 Over 24.0            0.350

California Tax-Exempt(a)                       First $0.25            0.410            California - 0.410
Massachusetts Tax-Exempt(a)                      Next 0.25            0.385            Massachusetts - 0.410
Michigan Tax-Exempt(a)                           Next 0.25            0.360            Michigan - 0.410
Minnesota Tax-Exempt(a)                          Next 0.25            0.345            Minnesota - 0.403
New York Tax-Exempt(a)                           Next 6.5             0.320            New York - 0.410
Ohio Tax-Exempt(a)                               Next 2.5             0.310            Ohio - 0.410
                                                 Next 5.0             0.300
                                                 Next 9.0             0.290
                                                 Next 26.0            0.270
                                                 Over 50.0            0.250



Statement of Additional Information - Dec. 29, 2006                   Page 89

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Cash Management                                 First $1.0            0.330                         0.291
                                                 Next 0.5             0.313
                                                 Next 0.5             0.295
                                                 Next 0.5             0.278
                                                 Next 2.5             0.260
                                                 Next 1.0             0.240
                                                 Next 1.5             0.220
                                                 Next 1.5             0.215
                                                 Next 1.0             0.190
                                                 Next 5.0             0.180
                                                 Next 5.0             0.170
                                                 Next 4.0             0.160
                                                 Over 24.0            0.150

Core Bond                                       First $1.0            0.480            Core Bond - 0.480
Diversified Bond                                 Next 1.0             0.455            Diversified Bond - 0.456
Limited Duration Bond                            Next 1.0             0.430            Limited Duration Bond - 0.480
                                                 Next 3.0             0.405
                                                 Next 1.5             0.380
                                                 Next 1.5             0.365
                                                 Next 1.0             0.360
                                                 Next 5.0             0.350
                                                 Next 5.0             0.340
                                                 Next 4.0             0.330
                                                 Next 26.0            0.310
                                                 Over 50.0            0.290

Disciplined Equity                              First $1.0            0.600            Disciplined Equity - 0.588
Diversified Equity Income                        Next 1.0             0.575            Diversified Equity Income - 0.543
Growth                                           Next 1.0             0.550            Growth - 0.570
Large Cap Equity                                 Next 3.0             0.525            Large Cap Equity - 0.538
Large Cap Value                                  Next 1.5             0.500            Large Cap Value - 0.600
                                                 Next 2.5             0.485
                                                 Next 5.0             0.470
                                                 Next 5.0             0.450
                                                 Next 4.0             0.425
                                                 Next 26.0            0.400
                                                 Over 50.0            0.375

Disciplined International Equity               First $0.25            0.800            Disciplined International Equity -
European Equity                                  Next 0.25            0.775            0.800
Global Equity                                    Next 0.25            0.750            European Equity - 0.800
International Opportunity                        Next 0.25            0.725            Global Equity - 0.776
                                                 Next 1.0             0.700            International Opportunity - 0.779
                                                 Next 5.5             0.675
                                                 Next 2.5             0.660
                                                 Next 5.0             0.645
                                                 Next 5.0             0.635
                                                 Next 4.0             0.610
                                                 Next 26.0            0.600
                                                 Over 50.0            0.570



Statement of Additional Information - Dec. 29, 2006                   Page 90

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity            First $1.0            0.700            Disciplined Small and Mid Cap
Mid Cap Growth                                   Next 1.0             0.675            Equity - 0.700
                                                 Next 1.0             0.650            Mid Cap Growth - 0.588*
                                                 Next 3.0             0.625
                                                 Next 1.5             0.600
                                                 Next 2.5             0.575
                                                 Next 5.0             0.550
                                                 Next 9.0             0.525
                                                 Next 26.0            0.500
                                                 Over 50.0            0.475

Disciplined Small Cap Value                    First $0.25            0.850                         0.850
                                                 Next 0.25            0.825
                                                 Next 0.25            0.800
                                                 Next 0.25            0.775
                                                 Next 1.0             0.750
                                                 Over 2.0             0.725

Dividend Opportunity                           First $0.50            0.610                         0.590
                                                 Next 0.50            0.585
                                                 Next 1.0             0.560
                                                 Next 1.0             0.535
                                                 Next 3.0             0.510
                                                 Next 4.0             0.480
                                                 Next 5.0             0.470
                                                 Next 5.0             0.450
                                                 Next 4.0             0.425
                                                 Next 26.0            0.400
                                                 Over 50.0            0.375

Emerging Markets                               First $0.25            1.100                         1.087
                                                 Next 0.25            1.080
                                                 Next 0.25            1.060
                                                 Next 0.25            1.040
                                                 Next 1.0             1.020
                                                 Next 5.5             1.000
                                                 Next 2.5             0.985
                                                 Next 5.0             0.970
                                                 Net 5.0              0.960
                                                 Next 4.0             0.935
                                                 Next 26.0            0.920
                                                 Over 50.0            0.900

Emerging Markets Bond                          First $0.25            0.720            Emerging Markets Bond - 0.720
Global Bond                                      Next 0.25            0.695            Global Bond - 0.708*
                                                 Next 0.25            0.670
                                                 Next 0.25            0.645
                                                 Next 6.5             0.620
                                                 Next 2.5             0.605
                                                 Next 5.0             0.590
                                                 Next 5.0             0.580
                                                 Next 4.0             0.560
                                                 Next 26.0            0.540
                                                 Over 50.0            0.520



Statement of Additional Information - Dec. 29, 2006                   Page 91

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------

Equity Value                                   First $0.50            0.530                         0.512
                                                 Next 0.50            0.505
                                                 Next 1.0             0.480
                                                 Next 1.0             0.455
                                                 Next 3.0             0.430
                                                 Over 6.0             0.400
Floating Rate                                   First $1.0            0.610            Floating Rate - 0.610
Income Opportunities                             Next 1.0             0.585            Income Opportunities - 0.610
                                                 Next 1.0             0.560
                                                 Next 3.0             0.535
                                                 Next 1.5             0.510
                                                 Next 1.5             0.495
                                                 Next 1.0             0.470
                                                 Next 5.0             0.455
                                                 Next 5.0             0.445
                                                 Next 4.0             0.420
                                                 Next 26.0            0.405
                                                 Over 50.0            0.380

Fundamental Growth                              First $1.0            0.780                         0.780
                                                 Next 1.0             0.755
                                                 Next 1.0             0.730
                                                 Next 3.0             0.705
                                                 Over 6.0             0.680

Fundamental Value                              First $0.50            0.730            Fundamental Value - 0.713
Value                                            Next 0.50            0.705            Value - 0.730
                                                 Next 1.0             0.680
                                                 Next 1.0             0.655
                                                 Next 3.0             0.630
                                                 Over 6.0             0.600

Global Technology                              First $0.25            0.720                         0.720
                                                 Next 0.25            0.695
                                                 Next 0.25            0.670
                                                 Next 0.25            0.645
                                                 Next 1.0             0.620
                                                 Over 2.0             0.595

High Yield Bond                                 First $1.0            0.590                         0.577
                                                 Next 1.0             0.565
                                                 Next 1.0             0.540
                                                 Next 3.0             0.515
                                                 Next 1.5             0.490
                                                 Next 1.5             0.475
                                                 Next 1.0             0.450
                                                 Next 5.0             0.435
                                                 Next 5.0             0.425
                                                 Next 4.0             0.400
                                                 Next 26.0            0.385
                                                 Over 50.0            0.360


Statement of Additional Information - Dec. 29, 2006                   Page 92

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------

Income Builder Basic Income                         N/A                N/A             Income Builder Funds - N/A
Income Builder Enhanced Income                                                         Portfolio Builder Funds - 0.080*
Income Builder Moderate Income                                                         Retirement Plus Funds - N/A
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045

Inflation Protected Securities                  First $1.0            0.440                         0.440
                                                 Next 1.0             0.415
                                                 Next 1.0             0.390
                                                 Next 3.0             0.365
                                                 Next 1.5             0.340
                                                 Next 1.5             0.325
                                                 Next 1.0             0.320
                                                 Next 5.0             0.310
                                                 Next 5.0             0.300
                                                 Next 4.0             0.290
                                                 Next 26.0            0.270
                                                 Over 50.0            0.250

Intermediate Tax-Exempt                         First $1.0            0.390                         0.450*
                                                 Next 1.0             0.365
                                                 Next 1.0             0.340
                                                 Next 3.0             0.315
                                                 Next 1.5             0.290
                                                 Next 2.5             0.280
                                                 Next 5.0             0.270
                                                 Next 35.0            0.260
                                                 Over 50.0            0.250

International Aggressive Growth                First $0.25            1.000                         0.988
                                                 Next 0.25            0.975
                                                 Next 0.25            0.950
                                                 Next 0.25            0.925
                                                 Next 1.0             0.900
                                                 Over 2.0             0.875

International Equity                           First $0.25            0.970                         0.970
                                                 Next 0.25            0.945
                                                 Next 0.25            0.920
                                                 Next 0.25            0.895
                                                 Next 1.0             0.870
                                                 Over 2.0             0.845



Statement of Additional Information - Dec. 29, 2006                   Page 93

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
International Select Value                     First $0.25            0.900                         0.830
                                                 Next 0.25            0.875
                                                 Next 0.25            0.850
                                                 Next 0.25            0.825
                                                 Next 1.0             0.800
                                                 Over 2.0             0.775

International Small Cap                        First $0.25            1.120                         1.120
                                                 Next 0.25            1.095
                                                 Next 0.25            1.070
                                                 Next 0.25            1.045
                                                 Next 1.0             1.020
                                                 Over 2.0             0.995

Mid Cap Value                                   First $1.0            0.700                         0.689
                                                 Next 1.0             0.675
                                                 Next 1.0             0.650
                                                 Next 3.0             0.625
                                                 Next 1.5             0.600
                                                 Next 2.5             0.575
                                                 Next 5.0             0.550
                                                 Next 9.0             0.525
                                                 Next 26.0            0.500
                                                 Over 50.0            0.475

Precious Metals and Mining                     First $0.25            0.800                         0.800
                                                 Next 0.25            0.775
                                                 Next 0.25            0.750
                                                 Next 0.25            0.725
                                                 Next 1.0             0.700
                                                 Over 2.0             0.675

Real Estate                                     First $1.0            0.840                         0.840
                                                 Next 1.0             0.815
                                                 Next 1.0             0.790
                                                 Next 3.0             0.765
                                                 Next 6.0             0.740
                                                 Next 12.0            0.730
                                                 Over 24.0            0.720

S&P 500 Index                                   First $1.0            0.220                         0.220*
                                                 Next 1.0             0.210
                                                 Next 1.0             0.200
                                                 Next 4.5             0.190
                                                 Next 2.5             0.180
                                                 Next 5.0             0.170
                                                 Next 9.0             0.160
                                                 Next 26.0            0.140
                                                 Over 50.0            0.120

Select Value                                   First $0.50            0.780                         0.775
                                                 Next 0.50            0.755
                                                 Next 1.0             0.730
                                                 Next 1.0             0.705
                                                 Next 3.0             0.680
                                                 Over 6.0             0.650



Statement of Additional Information - Dec. 29, 2006                   Page 94

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                 First $1.0             0.480                         0.478
                                                 Next 1.0             0.455
                                                 Next 1.0             0.430
                                                 Next 3.0             0.405
                                                 Next 1.5             0.380
                                                 Next 1.5             0.365
                                                 Next 1.0             0.340
                                                 Next 5.0             0.325
                                                 Next 5.0             0.315
                                                 Next 4.0             0.290
                                                 Next 26.0            0.275
                                                 Over 50.0            0.250

Small Cap Advantage                            First $0.25            0.790                         0.760
                                                 Next 0.25            0.765
                                                 Next 0.25            0.740
                                                 Next 0.25            0.715
                                                 Next 1.0             0.690
                                                 Over 2.0             0.665

Small Cap Equity                               First $0.25            0.970                         0.961
                                                 Next 0.25            0.945
                                                 Next 0.25            0.920
                                                 Next 0.25            0.895
                                                 Over 1.0             0.870

Small Cap Growth                               First $0.25            0.920                         0.920
                                                 Next 0.25            0.895
                                                 Next 0.25            0.870
                                                 Next 0.25            0.845
                                                 Next 1.0             0.820
                                                 Over 2.0             0.795

Small Cap Value                                First $0.25            0.970                         0.932
                                                 Next 0.25            0.945
                                                 Next 0.25            0.920
                                                 Next 0.25            0.895
                                                 Over 1.0             0.870

Small Company Index                            First $0.25            0.360                         0.340*
                                                 Next 0.25            0.350
                                                 Next 0.25            0.340
                                                 Next 0.25            0.330
                                                 Next 6.5             0.320
                                                 Next 7.5             0.300
                                                 Next 9.0             0.280
                                                 Next 26.0            0.260
                                                 Over 50.0            0.240


Statement of Additional Information - Dec. 29, 2006                   Page 95

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                            First $1.0            0.570                         0.563
                                                 Next 1.0             0.545
                                                 Next 1.0             0.520
                                                 Next 3.0             0.495
                                                 Next 1.5             0.470
                                                 Next 2.5             0.450
                                                 Next 5.0             0.430
                                                 Next 9.0             0.410
                                                 Over 24.0            0.390

Tax-Exempt Bond                                 First $1.0            0.410                         0.450*
                                                 Next 1.0             0.385
                                                 Next 1.0             0.360
                                                 Next 3.0             0.335
                                                 Next 1.5             0.310
                                                 Next 2.5             0.300
                                                 Next 5.0             0.290
                                                 Next 9.0             0.280
                                                 Next 26.0            0.260
                                                 Over 50.0            0.250

Tax-Exempt High Income                          First $1.0            0.470                         0.456*
                                                 Next 1.0             0.445
                                                 Next 1.0             0.420
                                                 Next 3.0             0.395
                                                 Next 1.5             0.370
                                                 Next 2.5             0.360
                                                 Next 5.0             0.350
                                                 Next 9.0             0.340
                                                 Next 26.0            0.320
                                                 Over 50.0            0.300

Tax-Exempt Money Market                         First $1.0            0.330                         0.360*
                                                 Next 0.5             0.313
                                                 Next 0.5             0.295
                                                 Next 0.5             0.278
                                                 Next 2.5             0.260
                                                 Next 1.0             0.240
                                                 Next 1.5             0.220
                                                 Next 1.5             0.215
                                                 Next 1.0             0.190
                                                 Next 5.0             0.180
                                                 Next 5.0             0.170
                                                 Next 4.0             0.160
                                                 Over 24.0            0.150


Statement of Additional Information - Dec. 29, 2006                   Page 96

                                                                ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                   FUND                      ASSETS (BILLIONS)      ASSET LEVEL             RECENT FISCAL PERIOD
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                        First $1.0            0.480                         0.480
                                                 Next 1.0             0.455
                                                 Next 1.0             0.430
                                                 Next 3.0             0.405
                                                 Next 1.5             0.380
                                                 Next 1.5             0.365
                                                 Next 1.0             0.360
                                                 Next 5.0             0.350
                                                 Next 5.0             0.340
                                                 Next 4.0             0.330
                                                 Next 26.0            0.310
                                                 Over 50.0            0.290

* Effective March 1, 2006, the funds' shareholders approved a change to the Investment Management fee schedule under the Investment Management Services
  Agreement between RiverSource Investments, LLC and the funds.

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

For Equity and Balanced Funds, except for S&P 500 Index and Small Company Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 15. LIPPER INDEXES

                FUND                                LIPPER INDEX                      FEE INCREASE OR (DECREASE)
----------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
Equity Value                            Lipper Large-Cap Value Funds                                  $1,268,814
Precious Metals and Mining              Lipper Gold Funds                                                (94,844)
Small Cap Advantage                     Lipper Small-Cap Core Funds                                      (72,920)
Small Cap Growth                        Lipper Small-Cap Growth Funds                                   (142,912)
FISCAL YEAR ENDING MAY 31
Aggressive Growth                       Lipper Mid-Cap Growth Funds                                      (10,780)
Fundamental Growth                      Lipper Large-Cap Growth Funds                                    (76,111)
Fundamental Value                       Lipper Large-Cap Value Funds                                      56,343
Select Value                            Lipper Multi-Cap Value Funds                                    (358,864)
Small Cap Equity                        Lipper Small-Cap Core Funds                                      110,839
Small Cap Value                         Lipper Small-Cap Value Funds                                    (890,341)
Value                                   Lipper Large-Cap Value Funds                                    (282,436)
FISCAL YEAR ENDING JUNE 30
Dividend Opportunity                    Lipper Equity Income Funds                                       545,369
Real Estate                             Lipper Real Estate Funds                                          95,523
FISCAL YEAR ENDING JULY 31
Disciplined Equity                      Lipper Large-Cap Core Funds                                       77,739
Disciplined Small and Mid Cap Equity    Lipper Mid-Cap Core Funds                                              0(a)
Disciplined Small Cap Value             Lipper Small-Cap Value Funds                                           0(b)
Growth                                  Lipper Large-Cap Growth Funds                                    135,722
Large Cap Equity                        Lipper Large-Cap Core Funds                                   (2,273,700)
Large Cap Value                         Lipper Large-Cap Value Funds                                     (65,158)


Statement of Additional Information - Dec. 29, 2006                   Page 97

                FUND                                LIPPER INDEX                      FEE INCREASE OR (DECREASE)
----------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING SEPTEMBER 30
Balanced                                Lipper Balanced Funds                                           (506,380)
Diversified Equity Income               Lipper Equity Income Funds                                     6,036,539
Mid Cap Value                           Lipper Mid-Cap Value Funds                                     1,270,520
Strategic Allocation                    Lipper Flexible Portfolio Funds                                  501,696
FISCAL YEAR ENDING OCTOBER 31
Disciplined International Equity        Lipper International Large-Cap Core Funds                              0(c)
Emerging Markets                        Lipper Emerging Markets Funds                                    105,658
European Equity                         Lipper European Funds                                            (71,748)
Global Equity                           Lipper Global Funds                                              527,514
Global Technology                       Lipper Science and Technology Funds                              113,421
International Aggressive Growth         Lipper International Multi-Cap Growth Funds                     (262,382)
International Equity                    Lipper International Funds                                        (3,284)
International Opportunity               Lipper International Large-Cap Core Funds                        194,820
International Select Value              Lipper International Multi-Cap Value Funds                     1,234,231
International Small Cap                 Lipper International Small-Cap Funds                            (117,356)
FISCAL YEAR ENDING NOVEMBER 30
Mid Cap Growth                          Lipper Mid-Cap Growth Funds                                   (1,315,340)

(a) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.


The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

            TABLE 16. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION

                        EQUITY FUNDS                                               BALANCED FUNDS
---------------------------------------------------------------------------------------------------------------------
   PERFORMANCE                                                   PERFORMANCE
    DIFFERENCE                   ADJUSTMENT RATE                  DIFFERENCE               ADJUSTMENT RATE
---------------------------------------------------------------------------------------------------------------------
0.00%-0.50%         0                                          0.00%-0.50%      0

0.50%-1.00%         6 basis points times the performance       0.50%-1.00%      6 basis points times the performance
                    difference over 0.50%, times 100                            difference over 0.50%, times 100
                    (maximum of 3 basis points if a                             (maximum of 3 basis points if a
                    1% performance difference)                                  1% performance difference)

1.00%-2.00%         3 basis points, plus 3 basis points times  1.00%-2.00%      3 basis points, plus 3 basis points
                    the performance difference over 1.00%,                      times the performance difference over
                    times 100 (maximum 6 basis points if a 2%                   1.00%, times 100 (maximum 6 basis
                    performance difference)                                     points if a 2% performance
                                                                                difference)

2.00%-4.00%         6 basis points, plus 2 basis points        2.00%-3.00%      6 basis points, plus 2 basis points
                    times the performance difference over                       times the performance difference over
                    2.00%, times 100 (maximum 10 basis                          2.00%, times 100 (maximum 8 basis
                    points if a 4% performance difference)                      points if a 3% performance
                                                                                difference)

4.00%-6.00%         10 basis points, plus 1 basis point        3.00% or more    8 basis points
                    times the performance difference over
                    4.00%, times 100 (maximum 12 basis
                    points if a 6% performance difference)

6.00% or more       12 basis points


Statement of Additional Information - Dec. 29, 2006                   Page 98

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

TRANSITIONS. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

              TABLE 17. MANAGEMENT FEES AND NONADVISORY EXPENSES

                                                          MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                -------------------------------------------------------------------------------
                   FUND                           2006         2005          2004          2006          2005           2004
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                   $  204,941   $   55,141(a)          N/A     $ 154,484    $  34,746(a)        N/A
Portfolio Builder Conservative                     71,579       23,875(a)          N/A       117,318       43,296(a)        N/A
Portfolio Builder Moderate                        342,180       93,838(a)          N/A       251,538      142,907(a)        N/A
Portfolio Builder Moderate Aggressive             418,633      112,009(a)          N/A       269,480      116,480(a)        N/A
Portfolio Builder Moderate Conservative           137,483       43,118(a)          N/A       144,243       75,264(a)        N/A
Portfolio Builder Total Equity                    165,740       43,835(a)          N/A       122,935       27,696(a)        N/A
Small Company Index                             4,419,815    4,547,058       3,962,556       471,768      536,282       604,079
S&P 500 Index                                     706,270      933,587         954,894      (357,906)    (402,204)      (24,079)
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                    7,043,854    6,836,800       6,126,938       400,520      465,953       493,392
Precious Metals and Mining                        579,779      659,595         724,228       207,159      176,012       175,964
Small Cap Advantage                             5,845,601    6,341,134       5,102,126       510,707      533,489       227,451
Small Cap Growth                                1,878,991    2,276,290       2,359,429       343,335      421,008       360,064


Statement of Additional Information - Dec 29, 2006                    Page 99

                                                          MANAGEMENT FEES                        NONADVISORY EXPENSES
                                               --------------------------------------------------------------------------------
                   FUND                           2006         2005          2004          2006          2005           2004
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                  N/A           N/A          N/A           N/A            N/A           N/A
Retirement Plus 2015                                  N/A           N/A          N/A           N/A            N/A           N/A
Retirement Plus 2020                                  N/A           N/A          N/A           N/A            N/A           N/A
Retirement Plus 2025                                  N/A           N/A          N/A           N/A            N/A           N/A
Retirement Plus 2030                                  N/A           N/A          N/A           N/A            N/A           N/A
Retirement Plus 2035                                  N/A           N/A          N/A           N/A            N/A           N/A
Retirement Plus 2040                                  N/A           N/A          N/A           N/A            N/A           N/A
Retirement Plus 2045                                  N/A           N/A          N/A           N/A            N/A           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                               1,950,153       399,501      117,564      (167,264)        82,999        18,117
Fundamental Growth                                987,877       410,475       79,513       191,085        177,899        24,370
Fundamental Value                               7,971,622     5,556,219    3,377,169       501,862        488,580       210,468
High Yield Bond                                12,713,321    14,973,845   15,136,003       688,374        817,018     1,035,459
Income Builder Basic Income                           N/A(b)        N/A          N/A         3,184(b)         N/A           N/A
Income Builder Enhanced Income                        N/A(b)        N/A          N/A         6,657(b)         N/A           N/A
Income Builder Moderate Income                        N/A(b)        N/A          N/A         7,419(b)         N/A           N/A
Select Value                                    5,211,061     5,256,934    2,995,527       330,794        423,030       283,570
Short Duration U.S. Government                  6,683,201    10,141,504   14,303,395    (1,688,300)      (958,143)    1,172,005
Small Cap Equity                                2,525,974     1,560,155    1,108,923      (134,739)         6,490       (76,600)
Small Cap Value                                 9,285,758     9,857,858    7,749,795       735,477        788,885       675,289
U.S. Government Mortgage                        1,327,433     1,532,464    2,063,726      (549,885)      (188,134)       18,299
Value                                           3,018,867     3,311,867    2,926,194       275,068        285,856       202,871
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                            7,688,134     6,201,403    5,081,258       480,473        453,329       596,965
Real Estate                                     1,398,778       725,491       37,549(c)    153,244        133,564         8,198(c)
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                10,801,723    12,052,160   14,155,568    (1,747,535)     1,220,672     2,243,652
Core Bond                                         991,804       846,872      417,836       (58,636)        99,940        69,699
Disciplined Equity                              5,175,451       408,720       83,580       (83,131)       130,016         8,110
Disciplined Small and Mid Cap Equity               13,335(d)        N/A          N/A         4,577(d)         N/A           N/A
Disciplined Small Cap Value                        49,035(e)        N/A          N/A         9,684(e)         N/A           N/A
Floating Rate                                     412,667(e)        N/A          N/A        19,402(e)         N/A           N/A
Growth                                         19,922,079    18,968,320   16,372,054     1,214,759      1,217,404     1,219,778
Income Opportunities                            2,229,460     1,954,757      985,862       198,512        214,865       133,277
Inflation Protected Securities                  1,078,635       552,220    66,055(f)       (45,905)        28,432         5,260(f)
Large Cap Equity                               20,724,477     9,680,873    2,441,621       682,652        161,534       391,817
Large Cap Value                                   715,200       803,736      446,686       186,504        293,194       129,014
Limited Duration Bond                             990,881       960,788      571,688       (96,959)        57,170        61,331


Statement of Additional Information - Dec 29, 2006                    Page 100

                                                          MANAGEMENT FEES                        NONADVISORY EXPENSES
                                               --------------------------------------------------------------------------------
                   FUND                           2006         2005          2004          2006           2005           2004
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(g)                        1,008,174     1,010,591    1,129,991        (8,449)       116,440       139,264
Diversified Bond                               12,388,294    13,003,467   15,409,504    (1,870,049)    (1,032,114)      575,900
Massachusetts Tax-Exempt(g)                       347,506       372,649      427,506       (22,871)        43,112        52,958
Michigan Tax-Exempt(g)                            286,107       294,025      342,995       (13,107)        36,732        43,425
Minnesota Tax-Exempt(g)                         1,898,065     1,895,714    2,045,996       (68,320)       161,536       182,884
New York Tax-Exempt(g)                            402,241       434,449      495,538       (21,864)        54,945        62,139
Ohio Tax-Exempt(g)                                285,080       307,214      360,176       (16,487)        38,356        43,070
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                        5,690,832     7,169,932    7,736,525       563,493        651,610       707,529
Diversified Equity Income                      37,321,661    24,183,415   17,374,369     1,761,776      1,530,714       993,686
Mid Cap Value                                  11,459,838     5,816,781    2,537,342       728,841        531,095       271,072
Strategic Allocation                            7,064,937     5,960,581    5,004,559       665,164        642,432       629,876
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income               176,149(h)        N/A          N/A        28,907(h)         N/A           N/A
Disciplined International Equity                  147,388(i)        N/A          N/A        48,716(i)         N/A           N/A
Emerging Markets                                5,659,680     3,801,760    2,770,886       745,246        636,569       519,598
Emerging Markets Bond                             191,237(j)        N/A          N/A        77,772(j)         N/A           N/A
European Equity                                   821,750       837,577      872,149       182,061        224,833       236,203
Global Bond                                     3,734,676     4,359,713    4,143,713      (159,716)       408,133       427,277
Global Equity                                   5,791,016     4,471,632    3,302,062       517,920        485,178       506,708
Global Technology                               1,327,883     1,574,791    1,812,789       249,939        282,889       304,625
International Aggressive Growth                 4,039,162     3,119,859    1,878,346       530,707        384,996       250,484
International Equity                            1,767,556     1,431,433    1,015,577       265,839        323,432       316,320
International Opportunity                       4,840,788     3,988,205    2,926,933       505,513        566,027       442,832
International Select Value                     15,936,398    10,340,380    6,467,621       990,734        812,998       473,274
International Small Cap                         1,050,011       933,818      600,389       246,920        333,478       208,586

                                                  2005         2004          2003          2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Mid Cap Growth                                 10,413,718    10,550,526   10,432,639       901,194        744,839       600,194
Tax-Exempt High Income                         17,998,361    20,079,644   21,646,724       308,271        976,647       892,351
Intermediate Tax-Exempt                           644,499       752,882      704,089        67,781        136,017       101,093
Tax-Exempt Bond                                 3,066,023     3,457,986    3,967,418       136,155        248,267       270,404
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                           423,253       515,265      678,981       116,613        177,477       218,380


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.



Statement of Additional Information - Dec 29, 2006                    Page 101

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For California Tax-Exempt, Cash Management, Diversified Bond, Global Bond, High Yield Bond, Intermediate Tax-Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Short Duration U.S. Government, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market and U.S. Government Mortgage funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.


Statement of Additional Information - Dec 29, 2006                    Page 102

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 18. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES


                                                                               PARENT
                                                                              COMPANY,
FUND                                      SUBADVISER NAME                      IF ANY                FEE SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a), (c)     A               0.60% on the first $100
                          (effective May 4, 1999)                                             million, reducing to 0.45% as
                                                                                             assets increase, and subject to
                                                                                                 a performance incentive
                                                                                                      adjustment(b)

Small Cap Growth          Essex Investment Management Company, LLC             B           0.70% on the first $20 million,
                          (Essex) (effective Sept. 23, 2005)                                      reducing to 0.60% as
                                                                                                     assets increase

                          Federated MDTA, LLC (MDTA)                           C                 0.60% on all assets
                          (effective Sept. 23, 2005)

                          Turner Investment Partners, Inc. (Turner)            N/A            0.60% on the first $50 million,
                          (effective Aug. 18, 2003)                                               reducing to 0.50% as
                                                                                                     assets increase

                          UBS Global Asset Management                          N/A                0.55% on the first $150
                          (Americas) (UBS)                                                      million, reducing to 0.50% as
                          (effective Aug. 18, 2003)                                                 assets increase

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth         American Century                                     D                 0.50% on the first $100
                          (effective April 24, 2003)                                          million, reducing to 0.38% as
                                                                                                      assets increase

                          Turner                                               N/A              0.55% on the first $100
                          (effective April 24, 2003)                                         million, reducing to 0.38% as
                                                                                                    assets increase

Fundamental Growth        Goldman Sachs Asset Management, L.P.                 E           0.50% on the first $50 million,
                          (Goldman) (effective April 24, 2003)                                    reducing to 0.30% as
                                                                                                    assets increase

                          Wellington Management Company, LLP (Wellington       N/A          0.50% on the first $50 million,
                          Management) (effective April 26, 2005)                                 reducing to 0.40% as
                                                                                                   assets increase

Fundamental Value         Davis Selected Advisers, LP (Davis)(a),(c)           N/A              0.45% on the first $100
                          (effective June 18, 2001)                                           million, reducing to 0.25% as
                                                                                                    assets increase

Select Value              Systematic Financial Management, L.P.                F           0.50% on the first $50 million,
                          (Systematic)(c) (effective Sept. 29, 2006)                            reducing to 0.30% as
                                                                                                   assets increase

                          WEDGE Capital Management L.L.P. (WEDGE)(c)           N/A          0.75% on the first $10 million,
                          (effective Sept. 29, 2006)                                             reducing to 0.30% as
                                                                                                    assets increase

Small Cap Equity          American Century                                     D           0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                             reducing to 0.55% as
                                                                                                   assets increase

                          Lord, Abbett & Co. (Lord, Abbett)                    N/A              0.65% on the first $100
                          (effective Dec. 12, 2003)                                         million, reducing to 0.55% as
                                                                                                   assets increase

                          Wellington Management                                N/A            0.60%, subject to possible
                          (effective March 8, 2002)                                         adjustment under a performance
                                                                                                incentive adjustment(d)



Statement of Additional Information - Dec 29, 2006                    Page 103

                                                                               PARENT
                                                                              COMPANY,
FUND                                      SUBADVISER NAME                      IF ANY                FEE SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------

                          Barrow, Hanley, Mewhinney & Strauss (BHMS)(c)           G           1.00% on the first $10 million,
Small Cap Value           (effective March 12, 2004)                                              reducing to 0.30% as
                                                                                                     assets increase
                          Donald Smith & Co., Inc. (Donald Smith)(c)             N/A              0.60% on the first $175
                          (effective March 12, 2004)                                        million, reducing to 0.55% as
                                                                                                   assets increase

                          Franklin Portfolio Associates LLC(c) (Franklin         H             0.60% on the first $100
                          Portfolio Associates) (effective March 12, 2004)                  million, reducing to 0.55% as
                                                                                                   assets increase

                          Metropolitan West Capital Management, LLC             N/A              0.50% on all assets
                          (MetWest) (effective April 24, 2006)

Value                     Lord, Abbett                                          N/A            0.35% on the first $200
                          (effective June 18, 2001)                                         million, reducing to 0.25% as
                                                                                                   assets increase

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets          Threadneedle International Limited(a)                  I             0.45% of the first $150
                          (Threadneedle) (effective July 9, 2004)                           million, reducing to 0.30% as
                                                                                           assets increase, and subject to
                                                                                               a performance incentive
                                                                                                    adjustment(e)

European Equity           Threadneedle(a)                                        I             0.35% of the first $150
                          (effective July 9, 2004)                                          million, reducing to 0.20% as
                                                                                           assets increase, and subject to
                                                                                               a performance incentive
                                                                                                    adjustment(e)

Global Equity             Threadneedle(a)                                        I             0.35% of the first $150
                          (effective July 9, 2004)                                          million, reducing to 0.20% as
                                                                                           assets increase, and subject to
                                                                                               a performance incentive
                                                                                                    adjustment(e)

International             Columbia Wanger Asset Management L.P.                  J             0.70% on the first $100
Aggressive Growth         (Columbia WAM) (effective Sept. 5, 2001)                          million, reducing to 0.50% as
                                                                                                   assets increase

                          Principal Global Investors, LLC (Principal)           N/A           0.55% on the first $100
                          (effective April 24, 2006)                                        million, reducing to 0.42% as
                                                                                                   assets increase

International Equity      The Boston Company Asset Management, LLC (Boston      K              0.50% on the first $150
                          Company) (effective Sept. 25, 2002)                               million, reducing to 0.35% as
                                                                                                   assets increase

                          Marsico Capital Management, LLC (Marsico)             L              0.55% on the first $100
                          (effective Oct. 1, 2004)                                          million, reducing to 0.45% as
                                                                                                   assets increase

International             Threadneedle(a)                                       I              0.35% of the first $150
Opportunity               (effective July 9, 2004)                                          million, reducing to 0.20% as
                                                                                           assets increase, and subject to
                                                                                               a performance incentive
                                                                                                    adjustment(e)

International Select      AllianceBernstein L.P.                                N/A        0.65% on the first $75 million,
Value                     (AllianceBernstein) (effective Sept. 17, 2001)                         reducing to 0.30% as
                                                                                                   assets increase



Statement of Additional Information - Dec. 29, 2006                   Page 104

                                                                               PARENT
                                                                              COMPANY,
FUND                                      SUBADVISER NAME                      IF ANY                FEE SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------

International Small       AIG Global Investment Corp. (AIGGIC)                  M             0.75% on the first $100
Cap                       (effective April 24, 2006)                                        million, reducing to 0.70% as
                                                                                                   assets increase

                          Batterymarch Financial Management, Inc.              N             0.75% on the first $100
                          (Batterymarch) (effective April 24, 2006)                         million, reducing to 0.70% as
                                                                                                  assets increase

(a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.

(b) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points
    (0.12%).

(c) Based on the combined net assets subject to the subadviser's investment management.

(d) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 10 basis points
    (0.10%).

(e) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the Lipper Index described in Table
    15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management
    Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment
    Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.

(f) These rates are retroactive. When average daily net assets fall within this range, the corresponding rate applies to all the assets in the fund, e.g., if average daily net assets are $200 million, the fee rate of 0.60% applies to the entire $200 million balance.

A - Kenwood is an indirect partially-owned subsidiary of Ameriprise Financial. B - Essex is majority owned by Affiliated Managers Group.

C - Federated MDTA LLC is an indirect subsidiary of Federated Investors, Inc.

D - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.
E - Goldman is an affiliate of Goldman Sachs & Co.
F - Systematic is an affiliate of Affiliated Managers Group.
G- BHMS is an independent-operating subsidiary of Old Mutual Asset Management. H - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of
    Mellon Financial Corporation.
I - Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
    Financial.
J - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management
    Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.
K - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.
L - Marsico is an indirect wholly-owned subsidiary of Bank of America
    Corporation.
M- AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc. (AIG).
N-  Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc.


Statement of Additional Information - Dec. 29, 2006                   Page 105

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 19. SUBADVISORY FEES

                                                                                                 SUBADVISORY FEES PAID
                                                                                       ------------------------------------------
FUND                                               SUBADVISER                             2006            2005            2004
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Small Cap Advantage            Kenwood*                                                $2,856,138       $3,089,403     $2,282,191

Small Cap Growth               Essex                                                      120,556(a)        N/A           N/A
                                                       MDTA                               165,110(a)        N/A           N/A
                                                       Turner                             321,406          371,758        241,927
                                                                             UBS          371,341          342,815        224,007
                               FORMER SUBADVISER: Bjurman, Barry & Associates
                               (from Aug. 18, 2003 to Sept. 23, 2005)                     175,818(b)       366,178        274,992
                               FORMER SUBADVISER: RS Investment Management,
                               L.P. (from Jan. 24, 2001 to Sept. 23, 2005)                257,675(b)       581,602        565,391

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth              American Century                                           512,880          114,981         32,431
                                                                          Turner          525,422          119,529         36,468

Fundamental Growth             Goldman                                                    322,470          143,448         28,129
                               Wellington Management**                                    323,866           21,015(c)     N/A
                               FORMER SUBADVISER:  Eagle Asset Management,
                               Inc., a subsidiary of Raymond James Financial,
                               Inc. (from inception to April 26, 2005)                      N/A            139,312(d)      28,655

Fundamental Value              Davis*                                                   3,787,565        2,834,365      1,946,906

Select Value                   Systematic                                                   N/A             N/A           N/A
                                                                           WEDGE            N/A             N/A           N/A
                               FORMER SUBADVISER: GAMCO Asset Management
                               Inc. (from inception to September 28, 2006)              2,763,925        2,709,039      1,642,235

Small Cap Equity               American Century                                           457,181          302,079         90,891
                               Lord, Abbett                                               433,241          278,497         93,666
                               Wellington Management                                      614,053          388,922        339,459

Small Cap Value                Franklin Portfolio Associates                            1,289,120          957,263        134,324
                               BHMS                                                     1,008,072          823,441        126,801
                               Donald Smith                                             1,242,221          992,659        130,862
                               MetWest                                                    225,545(e)         N/A           N/A
                               FORMER SUBADVISER: Third Avenue Management
                               LLC (from inception to March 2004)                             N/A            N/A         1,087,918
                               FORMER SUBADVISER: Royce & Associates, LLC
                               (from inception to April 24, 2006)                       1,395,487(f)     2,287,184      3,103,451
                               FORMER SUBADVISER: Goldman Sachs Asset
                               Management, L.P. (from Aug. 2002 to April 24,
                               2006)                                                    1,312,424(f)     1,599,715        883,316

Value                          Lord, Abbett                                             1,369,949        1,389,323      1,251,762


Statement of Additional Information - Dec. 29, 2006                   Page 106

                                                                                                 SUBADVISORY FEES PAID
                                                                                       ------------------------------------------
FUND                                               SUBADVISER                             2006            2005            2004
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets               Threadneedle                                             2,170,719        1,556,386        361,626(g)
                               FORMER SUBADVISER: American Express Asset
                               Management International Inc. (AEAMI)
                               (from inception until July 8, 2004)            N/A             N/A        942,983(h)

European Equity                Threadneedle                                               356,308        432,362           131,177
                               FORMER SUBADVISER: AEAMI
                               (from inception until July 8, 2004)            N/A             N/A        316,031(h)

Global Equity                  Threadneedle                                             2,358,731        1,621,159         449,149
                               FORMER SUBADVISER: AEAMI
                               (from inception until July 8, 2004)            N/A             N/A          484,676(h)

International Aggressive       Columbia WAM                                             1,264,808          985,095         709,378
Growth                                                                 Principal          632,882(i)           N/A             N/A
                               FORMER SUBADVISER: American Century Global
                               Investment Management***
                               (from Jan. 2005 to April 24, 2006)                         821,124(j)       959,879        542,561

International Equity           Boston Company                                             463,380          412,238        288,191
                               Marsico                                                    495,063          410,005         30,840(k)
                               FORMER SUBADVISER: Putnam Investment
                               Management, LLC (from inception until
                               Sept. 30, 2004)                                                N/A              N/A        308,350(l)
International Opportunity      Threadneedle                                             1,948,352        1,720,351        434,968(g)
                               FORMER SUBADVISER: AEAMI
                               (from inception until July 8, 2004)                            N/A              N/A      1,000,707(h)

International Select Value     AllianceBernstein                                        6,022,579        4,126,134      2,869,277

International Small Cap        AIGGIC                                                     201,650(i)           N/A           N/A
                               Batterymarch                                               205,659(i)           N/A           N/A
                               FORMER SUBADVISER: Templeton Investment
                               Counsel, LLC (Franklin Templeton)
                               (from Oct. 3, 2002 to April 24, 2006)                      226,154(j)       317,358        200,710
                               FORMER SUBADVISER: Wellington Management
                               Company, LLP together with its affiliate
                               Wellington Management International Ltd
                               (from Oct. 3, 2002 to April 24, 2006)                      243,185(j)       331,593        215,256

  * Effective March 1, 2006, the fund's shareholders approved a change to the subadviser fee schedule for fees paid to the subadviser by the investment manager.

 ** Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource
    Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.

*** American Century Global Investment Management manages the portion of the
    Fund's portfolio previously managed by American Century since Sept. 2001.
    The change of subadviser is the result of corporate restructuring of American Century and did not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the fees paid by the Fund.

(a) For fiscal period from Sept. 23, 2005 to March 31, 2006.
(b) For fiscal period from April 1, 2005 to Sept. 23, 2005.
(c) For fiscal period from April 26, 2005 to May 31, 2005.
(d) For fiscal period from June 1, 2004 to April 26, 2005.
(e) For fiscal period from April 24, 2006 to May 31, 2006.
(f) For fiscal period from June 1, 2005 to April 24, 2006.
(g) For fiscal period from July 9, 2004 to Oct. 31, 2004.
(h) For fiscal period from Nov. 1, 2003 to July 8, 2004.
(i) For fiscal period from April 24, 2006 to Oct. 31, 2006.
(j) For fiscal period from Nov. 1, 2005 to April 24, 2006.
(k) For fiscal period from Oct. 1, 2004 to Oct. 31, 2004.
(l) For fiscal period from Nov. 1, 2003 to Sept. 30, 2004.



Statement of Additional Information - Dec. 29, 2006                   Page 107

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 20. PORTFOLIO MANAGERS

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER       OF ACCOUNT*        NET ASSETS      BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio      Kent M. Bergene(b)                                                               $10,001 -
Builder                                                                                         $50,000
Aggressive     David M. Joy            5 RICs             $1.95 billion                           None           (1)         (29)
               Michelle M. Keeley(c)                                                              None
               William F. Truscott(c)                                                             None

Portfolio      Kent M. Bergene                                                                  $10,001 -
Builder                                                                                         $50,000
Conservative   David M. Joy            5 RICs             $2.2 billion                            None           (1)         (29)
               Michelle M. Keeley                                                                 None
               William F. Truscott                                                                None

Portfolio      Kent M. Bergene                                                                  $10,001 -
Builder                                                                                         $50,000
Moderate       David M. Joy            5 RICs             $1.73 billion                           None           (1)         (29)
               Michelle M. Keeley                                                               $100,001 -
                                                                                                $500,000
               William F. Truscott                                                                None

Portfolio      Kent M. Bergene                                                                  $10,001 -
Builder                                                                                         $50,000
Moderate       David M. Joy            5 RICs             $1.59 billion                         $100,001 -       (1)         (29)
Aggressive                                                                                      $500,000
               Michelle M. Keeley                                                                 None
               William F. Truscott                                                              $100,001 -
                                                                                                $500,000

Portfolio      Kent M. Bergene                                                                  $10,001 -
Builder                                                                                         $50,000
Moderate       David M. Joy            5 RICs             $2.08 billion                           None           (1)         (29)
Conservative   Michelle M. Keeley                                                                 None
               William F. Truscott                                                                None

Portfolio      Kent M. Bergene                                                                  $10,001 -
Builder Total                                                                                   $50,000
Equity         David M. Joy            5 RICs             $2.0 billion                            None           (1)         (29)
               Michelle M. Keeley                                                                 None
               William F. Truscott                                                                None

Small          David Factor            2 RICs             $0.7 billion                            None           (2)         (30)
Company                                2 PIVs             $2.5 billion
Index

S&P 500        David Factor            2 RICs             $1.6 billion                            None           (2)         (30)
Index                                  2 PIVs             $2.5 billion



Statement of Additional Information - Dec. 29, 2006                   Page 108

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value   Warren Spitz            5 RICs             $11.63 billion                        $50,001 -
                                       1 PIV              $153.6 million                        $100,000
               Steve Schroll           1 other account    $12.4 million                         $50,001 -     (2)         (30)
                                                                                                $100,000
               Laton Spahr                                                                      $50,001 -
                                                                                                $100,000
               Paul Stocking(d)        7 RICs             $13.21 billion     5 RICs             $100,001-
                                       1 PIV              $137.49 million    ($13.02 B)         $500,000
                                       2 other
                                       accounts(f)        $112.63 million

Precious       Clay Hoes               1 PIV              $91.8 million                         $1 -          (2), (3)    (30)
Metals and                                                                                      $10,000
Mining

Small Cap      UBS: Paul A. Graham     5 RICs             $1.03 billion
Growth                                 2 PIVs             $314.0 million
                                       4 other accounts   $266.0 million     1 other account
               UBS: David N. Wabnik    5 RICs             $1.03 billion      ($62 M)               None       (4)         (31)
                                       2 PIVs             $314.0 million
                                       21 other accounts  $266.0 million
               Turner: William C.      20 RICs            $4.5 billion       1 RIC ($41 M);
               McVail                  16 PIVs            $251 million       2 other accounts      None
                                       68 other accounts  $4.2 billion       ($20 M)
               Turner:                 22 RICs            $4.7 billion       4 RICs ($905 M);
               Christopher K. McHugh   28 PIVs            $562 million       2 other accounts      None
                                       76 other accounts  $5.1 billion       ($20 M)
               Turner:                 6 RICs             $1.2 billion       1 RIC ($71 M);                   (5)         (32)
               Frank L. Sustersic      6 PIVs             $10 million        2 other accounts      None
                                       46 other accounts  $2.4 billion       ($20 M)
               Turner:                 5 RICs             $535 million       1 RIC ($29 M);
               Jason D. Schrotberger   10 PIVs            $176 million       2 other accounts      None
                                       36 other accounts  $1.9 billion       ($20 M)
               Essex: Nancy B.         1 RIC              $10.0 million
               Prial                   2 PIVs             $72.2 million                            None       (6)         (33)
                                       16 other accounts  $29.3 million
               MDTA: David Goldsmith
               MDTA:
               Frederick L. Konopka
               MDTA: Sarah A. Stahl
               MDTA:                   8 RICs             $194.52 million
               Stephen R. Griscom      6 PIVs             $15.51 million     1 other account
               MDTA: Daniel J. Mahr    20,989 other       $6.161 billion     ($8.584 M)            None       (7)         (34)
               MDTA:                   accounts
               Douglas K. Thunen
               MDTA:
               Brian M. Greenberg
               MDTA: David N. Esch

Small Cap      Jake Hurwitz           1 RIC               $198.92 million                       $100,001 -
Advantage                             1 PIV               $66.94 million     1 other account    $500,000
               Kent Kelley            22 other accounts   $763.83 million    ($71.65 M)         $500,001 -    (8)         (35)
                                                                                                $1,000,000


Statement of Additional Information - Dec. 29, 2006                   Page 109

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2010(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger

Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2015(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger


Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2020(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger

Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2025(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger

Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2030(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger

Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2035(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger

Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2040(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger

Retirement     Dimitris Bertsimas      8 RICs             $3.2 billion
Plus 2045(e)                           7 PIVs             $0.246 billion
                                       10 other           $0.223 billion
                                       accounts(f)                                                 None(g)       (9)         (30)
               Colin Lundgren          4 RICs             $0.109 billion
               Erol Sonderegger



Statement of Additional Information - Dec. 29, 2006                   Page 110

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive     Turner:                 22 RICs            $4.2 billion       4 RICs ($851 M);
Growth         Christopher K. McHugh   28 PIVs            $542.0 million     2 other accounts
                                       76 other accounts  $4.7 billion       ($19 M)               None          (5)         (32)
               Turner: Tara Hedlund(h) 9 RICs             $2.5 billion       1 RIC ($24.0 M)
                                       22 PIVs            $397 million
                                       22 other accounts  $1.1 billion
               Turner:                 13 RICs            $2.9 billion       1 RIC ($24.0 M);
               Jason Schrotberger(h)   26 PIVs            $480 million       2 other accounts
                                       59 other accounts  $3.0 billion       ($19.0 M)
               American Century:
               Glenn A. Fogle          8 RICs             $6.85 billion                            None         (10)         (36)
               American Century:       1 other account    $119.9 million
               David M. Holland

Fundamental    Goldman:
Growth         Steven M. Barry
               Goldman: David G. Shell 29 RICs            $9.72 billion      4 other accounts      None         (11)         (37)
                                       450 other accounts $17.42 billion     ($2.07 B)
               Goldman:
               Gregory H. Ekizian
               Wellington              7 RICs             $2.62 billion
               Management:
               John A. Boselli         9 PIVs             $1.44 billion
                                       42 other accounts  $6.62 billion      1 other account
               Wellington              7 RICs             $2.7 billion       ($311.6 M)            None         (12)         (38)
               Management:
               Andrew J. Schilling     9 PIVs             $1.6 billion
                                       57 other accounts  $7.92 billion

Fundamental    Christopher C. Davis    26 RICs            $64.80 billion
Value                                  11 PIVs            $1.40 billion                            None(j)      (13)         (39)
               Kenneth C. Feinberg     41,000 other       $12.30 billion
                                       accounts(i)

High Yield     Scott Schroepfer        1 RIC              $1.15 billion                         $100,001-
Bond                                                                                            $500,000
               Jennifer Ponce de Leon  5 RICs             $6.61 billion                                          (2)         (30)
                                       2 PIVs             $25.98 million                           None
                                       11 other accounts  $2.05 billion

Income         Dimitris Bertsimas      17 RICs            $3.26 billion
Builder Basic                          7 PIVs             $240.49 million
Income                                 10 other accounts  $212.46 billion                          None          (9)         (30)
               Colin Lundgren
               Erol Sonderegger        11 RICs            $314.22 million                       $10,001-
                                                                                                $50,000

Income         Dimitris Bertsimas      17 RICs            $3.23 billion
Builder                                7 PIVs             $240.49 million
Enhanced                               10 other accounts  $212.46 million                          None          (9)         (30)
Income         Colin Lundgren
               Erol Sonderegger        11 RICs            $277.63 million



Statement of Additional Information - Dec. 29, 2006                   Page 111

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Income         Dimitris Bertsimas       17 RICs              $3.22 billion
Builder                                 7 PIVs               $240.49 million                        None
Moderate                                10 other accounts    $212.46 million
Income         Colin Lundgren                                                                    $100,001-      (9)         (30)
                                                                                                 $500,000
               Erol Sonderegger         11 RICs              $270.03 million                     $10,001-
                                                                                                 $50,000
Select Value   Systematic:
               Ron Mushock(k)           5 RICs               $780.0 million
               Systematic:              5 PIVs               $437.0 million    1 other account
               Kevin McCreesh(k)        95 other accounts    $5.12 billion     ($191.0 M)           None        (27)        (53)
               WEDGE:
               R. Michael James(l)
               WEDGE:                   1 RIC                $0.07 billion                          None        (28)        (54)
               Peter F. Bridge(l)       181 other accounts   $2.60 billion
               WEDGE:
               Paul M. VeZolles(l)

Short          Scott Kirby              10 RICS              $8.54 billion
Duration                                7 PIVs               $2.14 billion     1 other account   $10,001-
U.S.                                    51 other accounts    $22.26 billion    ($32.99 M)        $50,000
Government     Jamie Jackson            12 RICs              $10.46 billion                                     (2)         (30)
                                        8 PIVs               $3.15 billion                       $10,001-
                                        35 other accounts    $7.19 billion                       $50,000

Small Cap      American Century:        15 RICs              $10.57 billion
Equity         Thomas P. Vaiana         3 other accounts     $316.3 million
               American Century:        14 RICs              $7.52 billion
               William Martin           3 other accounts     $316.3 million                         None        (10)        (36)
               American Century:        6 RICs               $2.44 billion
               Wihelmine von Turk       2 other accounts     $306.2 million
               American Century:        7 RICs               $2.45 billion
               Brian Ertley             2 other accounts     $306.2 million
               Lord, Abbett:            3 RICs               $1.78 billion                          None        (14)        (40)
               Michael T. Smith         14 other accounts    $833.3 million
               Wellington               3 RICs               $1.64 billion
               Management:              3 PIVs               $994.3 million                      $500,001-
               Kenneth L. Abrams        21 other accounts    $1.87 billion     1 RIC ($1.41 B);  $1,000,000
               Wellington               3 RICs               $1.64 billion     1 other account                  (12)        (38)
               Management:              3 PIVs               $994.3 million    ($311.1 M)           None
               Daniel J. Fitzpatrick    13 other accounts    $1.85 billion


Statement of Additional Information - Dec. 29, 2006                   Page 112

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Small Cap      Donald Smith:            2 RICs             $1,136.0 million
Value          Donald G. Smith          1 PIV              $199.0 million                           None         (15)         (41)
               Donald Smith:            30 other accounts  $2,055.0 million
               Richard L. Greenberg
               Franklin Portfolio
               Associates:
               John S. Cone
               Franklin Portfolio
               Associates:
               Michael F. Dunn
               Franklin Portfolio       16 RICs            $14.5 billion      2 RICs ($9.1 B);
               Associates:              5 PIVs             $199.0 million     17 other accounts     None         (16)         (42)
               Oliver E. Buckley        92 other accounts  $4.75 billion      ($4.75 B)
               Franklin Portfolio
               Associates:
               Kristin J. Crawford
               Franklin Portfolio
               Associates:
               Langton Garvin
               Franklin Portfolio
               Associates:
               Patrick Slattery
               BHMS: James S. McClure   2 RICs             $430.40 million
               BHMS: John P. Harloe     16 other accounts  $731.60 million                          None         (17)         (43)
               MetWest:
               Gary W. Lisenbee
               MetWest:
               Howard Gleicher          3 RICs             $568.9 million
               MetWest: Jeffrey Peck    4 PIVs             $57.20 million                           None         (18)         (44)
               MetWest: Jay Cunningham  7 other accounts   $65.90 million

U.S            Scott Kirby              10 RICs            $9.38 billion
Government                              7 PIVs             $2.14 billion      1 other account    $10,001-
Mortgage                                51 other accounts  $22.26 billion     ($32.99 M)         $50,000         (2)         (30)

Value          Eli M. Salzmann          12 RICs            $25.69 billion
               Sholom Dinsky            10 PIVs            $822.8 million     1 other account
                                        45,651 other       $17.778 billion    ($221.4 M)            None         (14)         (40)
                                        accounts

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

Dividend       Warren Spitz                                                                      Over
Opportunity                                                                                      $1,000,000
               Steve Schroll            5 RICs             $12.24 billion                        $100,001-
                                        1 PIV              $149.85 million                       $500,000
               Laton Spahr              4 other accounts   $275.76 million                       $50,001-        (2)         (30)
                                                                                                 $100,000
               Paul Stocking(d)         7 RICs             $13.0 billion
                                        1 PIV              $137.49 million    5 RICs ($12.8 B)   $50,001-
                                        2 other                                                  $100,000        (2), (3)       (30)
                                        accounts(f)        $112.63 million
Real Estate    Julene Melquist          None                                                     $10,001-
                                                                                                 $50,000

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Core Bond      Tom Murphy               7 RICs             $9.86 billion                         $10,001-
                                        3 PIVs             $1.15 billion                         $50,000
                                        24 other accounts  $15.07 billion
               Jamie Jackson            14 RICs            $16.99 billion                        $10,001-
                                        6 PIVs             $3.48 billion                         $50,000         (2)         (30)
                                        35 other accounts  $7.61billion
               Scott Kirby              10 RICs            $11.58 billion     1 other account    $10,001-
                                        6 PIVs             $2.08 billion      ($33.29 M)         $50,000
                                        51 other accounts  $21.72 billion


Statement of Additional Information - Dec. 29, 2006                   Page 113

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Disciplined    Dimitris Bertsimas      17 RICs             $1.79 billion                         $100,001-
Equity                                 1 PIV               $113.40 million                       $500,000
                                       10 other accounts   $209.66 million                                        (2)         (30)
               Gina Mourtzinou         3 RICs              $1.33 billion                         $50,001-
                                       5 other accounts    $178.76 million                       $100,000

Disciplined    Dimitris Bertsimas      17 RICs             $3.71 billion
Small and                              1 PIV               $113.40 million
Mid Cap                                10 other accounts   $209.66 million                         None           (2)         (30)
Equity         Gina Mourtzinou         3 RICs              $3.24 billion
                                       5 other accounts    $178.76 million

Disciplined    Dimitris Bertsimas      17 RICs             $3.70 billion
Small Cap                              1 PIV               $113.40 million                       $100,001-
Value                                  10 other accounts   $209.66 million                       $500,000         (2)         (30)
               Gina Mourtzinou         3 RICs              $3.24 billion                         $10,001-
                                       5 other accounts    $178.76 million                       $50,000
               Steve Kokkotos(n)       None                                                        None

Floating Rate  Lynn Hopton             13 other accounts   $6.08 billion                           None
               Yvonne Stevens          14 other accounts   $6.28 billion                         $10,001-         (2)         (30)
               Erol Sonderegger        11 RICs             $303.58 million                       $50,000
               Colin Lundgren                                                                      None

Growth         Nick Thakore            4 RICs              $12.62 billion
                                       2 PIVs              $45.77 million                          None           (2)         (30)
                                       2 other accounts    $107.09 million

Income         Brian Lavin             1 RIC               $222.69 million                       $50,001-
Opportunities                          1 PIV               $18.66 million                        $100,000
               Jennifer Ponce de Leon  5 RICs              $8.48 billion                         $10,001-         (2)         (30)
                                       1 PIV               $18.66 million                        $50,000
                                       11 other accounts   $1.86 billion

Inflation      Jamie Jackson           14 RICs             $16.94 billion                        $10,001-
Protected                              6 PIVs              $3.48 billion                         $50,000          (2)         (30)
Securities                             35 other accounts   $7.61 billion

Large Cap      Nick Thakore            4 RICs              $8.14 billion
Equity                                 2 PIVs              $45.77 million
                                       2 other accounts    $107.09 million                         None           (2)         (30)
               Bob Ewing               6 RICs              $7.54 billion
                                       2 PIVs              $45.77 million
                                       2 other accounts    $107.09 million

Large Cap      Bob Ewing               6 RICs              $15.28 billion
Value                                  2 PIVs              $45.77 million                          None           (2)         (30)
                                       2 other accounts    $107.09 million

Limited        Tom Murphy              7 RICs              $9.93 billion                         $10,001-
Duration                               3 PIVs              $1.15 billion                         $50,000
Bond                                   24 other accounts   $15.07 million
               Jamie Jackson           14 RICs             $17.06 billion                        $10,001-         (2)         (30)
                                       6 PIVs              $3.48 billion                         $50,000
                                       35 other accounts   $7.61 billion
               Scott Kirby             10 RICs             $11.65 billion     1 other account    $10,001-
                                       6 PIVs              $2.08 billion      ($33.29 M)         $50,000
                                       51 other accounts   $21.72 billion



Statement of Additional Information - Dec. 29, 2006                   Page 114

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

California                             8 RICs             $4.78 billion
Tax-Exempt(m)                          15 other accounts  $8.17 billion
Massachusetts                          8 RICs             $4.90 billion
Tax-Exempt(m)                          15 other accounts  $8.17 billion
Michigan                               8 RICs             $4.91 billion
Tax-Exempt(m)                          15 other accounts  $8.17 billion
Minnesota      Rick LaCoff             8 RICs             $4.61 billion                            None          (2)         (30)
Tax-Exempt(m)                          15 other accounts  $8.17 billion
New-York                               8 RICs             $4.89 billion
Tax-Exempt(m)                          15 other accounts  $8.17 billion
Ohio                                   8 RICs             $4.91 billion
Tax-Exempt(m)                          15 other accounts  $8.17 billion

Diversified    Tom Murphy              7 RICs             $4.19 billon
Bond                                   3 PIVs             $1.16 billion                         $100,001-
                                       23 other accounts  $14.96 billion     3 RICs ($1.43 B)   $500,000
               Jamie Jackson           14 RICs            $11.54 billion                        $10,001-
                                       6 PIVs             $3.5 billion                          $50,000
                                       34 other           $7.3 billion
                                       accounts(f)
               Scott Kirby             10 RICs            $5.88 billion      3 RICs ($1.43 B);
                                       6 PIVs             $2.1 billion       1 other account    $10,001-
                                       50 other           $21.72 billion     ($65.66 M)         $50,000          (2)         (30)
                                       accounts(f)
               Jennifer Ponce          5 RICs             $6.1 billion
               de Leon                 1 PIV              $18.87 million                        $10,001-
                                       11 other accounts  $1.87 billion                         $50,000
               Nicolas Pifer           6 RICs             $4.05 billion      1 other account
                                       6 PIVs             $767.62 million    ($503.33 M)        $1-$10,000
                                       14 other accounts  $4.28 billion

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced       Tom Murphy              7 RICs             $6.78 billion                         $10,001-
                                       3 PIVs             $1.15 billion                         $50,000
                                       20 other accounts  $13.4 billion      1 RIC
               Jamie Jackson           15 RICs            $17.46 billion     ($319.04 M)        $10,001-
                                       6 PIVs             $3.32 billion                         $50,000
                                       34 other           $7.65 billion
                                       accounts(f)
               Scott Kirby             10 RICs            $8.44 billion      2 RICs ($1.04 M);                   (2)         (30)
                                       6 PIVs             $2.11 billion      1 other account       None
                                       51 other           $21.91 billion     ($65.92 M)
                                       accounts(f)
               Bob Ewing               6 RICs             $13.31 million
                                       2 PIVs             $37.33 million     5 RICs ($12.88 B)     None
                                       2 other
                                       accounts(f)        $104.45 million

Diversified    Warren Spitz                                                                     $100,001-
Equity                                 7 RICs             $7.9 billion                          $500,000
Income         Laton Spahr             1 PIV              $127.64 million    5 RICs ($7.7 B)    $50,001-         (2)         (30)
                                       2 other            $118.92 million                       $100,000
               Steve Schroll           accounts(f)                                              $50,001-
                                                                                                $100,000
               Paul Stocking                                                                    $100,001-
                                                                                                $500,000



Statement of Additional Information - Dec. 29, 2006                   Page 115

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap        Warren Spitz                                                                       $100,001-
Value                                                                                             $500,000
               Laton Spahr                                                                        $10,001-
                                       7 RICs             $13.02 billion                          $50,000
               Steve Schroll           1 PIV              $127.64 million    5 RICs ($12.83 B)    $50,001-       (2)         (30)
                                       2 other            $118.92 million                         $100,000
                                       accounts(f)                                                $100,001-
               Paul Stocking                                                                      $500,000

Strategic      Tom Murphy              7 RICs             $6.87 billion
Allocation                             3 PIVs             $1.15 billion                           $10,001-
                                       20 other accounts  $13.41 billion                          $50,000
               Jamie Jackson           15 RICs            $17.55 billion     2 RICs ($1.14 B)
                                       6 PIVs             $3.32 billion                           $10,001-
                                       34 other           $7.65 billion                           $50,000
                                       accounts(f)
               Scott Kirby             10 RICs            $8.53 billion      2 RICs ($1.14 B);
                                       6 PIVs             $2.11 billion      1 other account      $10,001-
                                       51 other           $21.91 billion     ($65.92 M)           $50,000        (2)         (30)
                                       accounts(f)
               Dimitris Bertsimas      15 RICs            $2.79 billion
                                       1 PIV              $118.9 million     4 RICs ($2.24 B)     Over
                                       11 other           $229.1 million                          $1,000,000
                                       accounts(f)
               Gina Mourtnizou         3 RICs             $2.17 billion      3 RICs ($2.17 B)     $100,001-
                                       5 other accounts   $188.6 million                          $500,000
               Alex Sauer-Budge(n)     1 RIC              $80.51 million     2 RICs ($1.3 B)        None

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Absolute       Nicholas Pifer          6 RICs             $6.99 billion
Return                                 6 PIVs             $738.12 million                           None         (2)         (30)
Currency                               13 other accounts  $3.77 billion
and Income

Disciplined    Dimitris Bertsimas      15 RICs            $3.79 billion
International                          1 PIV              $118.90 million    4 RICs ($3.24 B)       None         (2)         (30)
Equity                                 11 other accounts  $229.10 million
               Alex Sauer-Budge(n)     1 RIC              $1.22 billion      2 RICs ($1.3 B)

Emerging       Julian A.S. Thompson    1 RIC              $0.47 billion
Markets                                1 PIV              $0.03 billion
                                       3 other accounts   $0.34 billion                             None(o)      (19)         (45)
               Jules Mort              1 RIC              $0.47 billion
                                       1 PIV              $1.56 billion
                                       1 other account

Emerging       Nicholas Pifer          6 RICs             $0.84 billion
Markets                                6 PIVs             $7.01 billion                           $10,001-       (2)         (30)
Bond                                   13 other accounts  $738.12 million                         $50,000
                                                          $3.77 billion
European       Rob Jones               None                                                         None(o)      (19)         (45)
Equity

Global Bond    Nicholas Pifer          6 RICs             $6.55 billion                           $50,001-
                                       6 PIVs             $738.12 million                         $100,000       (2)         (30)
                                       13 other accounts  $3.77 billion

Global Equity  Dominic Rossi           2 RICs             $1.93 billion
                                       1 other account    $0.10 billion                             None(o)      (19)         (45)
               Stephen Thornber        2 PIVs             $0.17 billion



Statement of Additional Information - Dec. 29, 2006                   Page 116

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Global         Nina Hughes             1 PIV              $14.71 million                           None        (2),(3)       (30)
Technology

International  Columbia WAM:           1 RIC              $4.0 billion
Aggressive     P. Zachary Egan                                                                     None        (20)         (46)
Growth         Columbia WAM:           2 RICs             $5.3 billion
               Louis J. Mendes
               Principal:              1 RIC              $1.27 billion                            None        (21)         (47)
               John Pihlblad           1 other account    $5.31 million
               Principal:
               Steven Larson

International  Boston Company:         11 RICs            $4.86 billion
Equity         D. Kirk Henry                                                 1 other account       None        (22)         (48)
               Boston Company:         8 PIVs             $4.96 billion      ($323.0 M)
               Clifford A. Smith       55 other accounts  $16.76 billion
               Marisco:                14 RICs            $8.17 billion                            None        (23)         (49)
               James G. Gendelman      8 other accounts   $535.08 million

International  Alex Lyle               1 RIC              $1.27 billion                            None(o)     (19)         (45)
Opportunity                            25 PIVs
                                                          $1.74 billion
               Dominic Rossi           2 RICs             $2.01 billion
                                       1 other account    $0.10 billion

International  Kevin F. Simms                                                2 RICs ($3.77 B);
Select Value   Henry S. D'Auria        78 RICs            $32.93 billion     1 PIV ($813.0 M);
               Sharon E. Fay           134 PIVs           $24.49 billion     106 other             None        (24)         (50)
               Marilyn G. Fedak        751 other accounts $125.03 billion    accounts
               John P. Mahedy                                                ($20.71 B)

International  AIGGIC:                 4 RICs             $60.6 million      1 other account
Small Cap      Hans K. Danielsson      5 PIVs             $906.08 million    ($100.01 M)
                                       6 other accounts   $1.68 billion
               AIGGIC:                 3 PIVs             $432.26 million
               Chantal Brennan                                                                     None        (25)         (51)
               AIGGIC: Ming Hsu        3 PIVs             $66.75 million
                                       5 other accounts   $270.73 million
               AIGGIC: Noriko Umino    2 PIVs             $309.58 million    1 other account
                                       1 other account    $270.36 million    ($270.36 M)
               Batterymarch:           12 RICs            $2.43 billion
               Charles F. Lovejoy      10 PIVs            $971.76 million    2 other accounts
               Batterymarch:           20 other accounts  $3.38 billion      ($53.8 B)             None        (26)         (52)
               Christopher W. Floyd



Statement of Additional Information - Dec. 29, 2006                   Page 117

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)                     POTENTIAL
                                       --------------------------------------------------------  OWNERSHIP   CONFLICTS
                                        NUMBER AND TYPE   APPROXIMATE TOTAL     PERFORMANCE       OF FUND        OF     STRUCTURE OF
    FUND          PORTFOLIO MANAGER        OF ACCOUNT*        NET ASSETS     BASED ACCOUNTS(a)     SHARES     INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Mid Cap
Growth         John K. Schonberg(p)    5 other accounts   $26.02 million                           None          (2)         (30)
Tax-Exempt     Rick LaCoff(q)          8 RICs             $1.72 billion
High Income                            15 PIVs            $8.05 billion                            None          (2)         (30)
Intermediate   Rick LaCoff(q)          8 RICs             $4.87 billion
Tax-Exempt                             15 PIVs            $8.05 billion                            None          (2)         (30)
Tax-Exempt     Rick LaCoff(q)          8 RICs             $4.11 billion                            None          (2)         (30)
Bond                                   15 PIVs            $8.05 billion


* RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.
(c) Ms. Keeley, who serves as Senior Vice President, Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.
(d) Mr. Stocking began managing the fund after its last fiscal period end; therefore reporting information is as of Aug. 31, 2006.
(e) As of the date of this SAI, the fund had not passed its first fiscal period end, and therefore the portfolio manager reporting information is as of March 31, 2006.
(f) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(g) The fund is new and shares were not yet being offered as of the fiscal period end.
(h) Ms. Hedlund and Mr. Schrotberger began managing the fund as of Oct. 1, 2006; therefore reporting information is as of Oct. 31, 2006.
(i) Primarily managed money/wrap accounts.
(j) Neither Christopher Davis nor Kenneth Feinberg own any shares of Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.
(k) The portfolio managers began managing the Fund after its last fiscal period end; therefore reporting information is as of June 30, 2006.
(l) The portfolio managers began managing the Fund after its last fiscal period end; therefore reporting information is as of July 31, 2006.
(m) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

(n) The portfolio manager began managing the fund as of Nov. 10, 2006; therefore reporting information is as of Nov. 30, 2006.
(o) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(p) Mr. Schonberg began managing the fund as of Oct. 17, 2006; therefore reporting information is as of Oct. 31, 2006.
(q) Mr. LaCoff began managing the fund after its last fiscal period end; therefore reporting information is as of July 31, 2006.



Statement of Additional Information - Dec. 29, 2006                   Page 118

POTENTIAL CONFLICTS OF INTEREST

(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

     Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class.

     The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

     Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

     o The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

     o Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

     RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


Statement of Additional Information - Dec. 29, 2006                   Page 119

     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) To ensure that Essex addresses compliance and control issues, an open dialogue exists between the portfolio managers, the trading desk, and our account services groups. This allows Essex to monitor compliance among these parties to accommodate both our clients' and the firm's investment guidelines. In order to prevent and detect violations, we have the following checks and balances built into our compliance process:

     o The client service group and the Compliance Officer -- Christopher P. McConnell, Co-Chief Executive Officer and Chief Financial Officer -- interpret each compliance restriction.

     o  Portfolio Managers review each trade for appropriateness.

     o Our trading systems are state of the art and have been developed to prevent an inappropriate security or position from being purchased in a portfolio once the system is coded.

     o Our administrative group reviews each trade on a daily basis for reconciliation purposes.

     o Each member of our firm has signed our Code of Ethics policy which outlines authorized trading activity and procedures.


Statement of Additional Information - Dec. 29, 2006                   Page 120

(7) MDTA offers several wealth management models in which their private clients (separately managed accounts) participate. Those offerings which follow the MDT Small Cap Growth strategy include portfolios of investments substantially identical to the portfolio managed for the RiverSource Small Cap Growth Fund ("RSCGF"), which could create certain conflicts of interest. In all cases, MDTA believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

(8) Kenwood, an indirect partially-owned subsidiary of Ameriprise Financial, is an affiliate of RiverSource Investments. Kenwood portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

     Kenwood has a fiduciary responsibility to all of the clients for which it manages accounts. Kenwood seeks to provide best execution of all securities transactions. Where possible, security transactions are aggregated and allocated to client accounts in a fair and timely manner. Kenwood has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. In addition to monitoring these policies and procedures, Kenwood monitors compliance with the firm's Code of Ethics and places additional investment restrictions on portfolio managers who manage certain other accounts.

(9) Management of the Income Builder and Retirement Plus Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

     Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

     Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

     o In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder and Retirement Plus Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

     o RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

     o RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain RiverSource funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.


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     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(10) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

     Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios."

     When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

     American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

     Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(11) Goldman Sachs Asset Management, L.P. ("GSAM") portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.



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     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the funds ("portfolio managers") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The portfolio managers make investment decisions for the funds based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios. The portfolio managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the funds, both of which have the potential to adversely impact the funds depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the funds to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

(13) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

     o The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.



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     o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

     o With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

     o Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the relevant fund's transactions to the advantage of other accounts and to the detriment of the relevant fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts referenced in the table above.

(15) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

     Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

     Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.


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(16) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

     FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(17) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(18) Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

     Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.

     MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

     The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

     Each portfolio manager/client service representative is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. Both the lead strategist and the portfolio manager/client service representatives review trade reports for all accounts on a daily basis.


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(19) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

     Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


(20) Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts that Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM and the Trustees of the Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.


     The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     o The most attractive investments could be allocated to higher-fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

     o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.


     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.



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     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of the Funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     The Funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages.

     Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a Fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     The Funds' portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, the Funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the Funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.



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(21) The subadviser provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because the subadviser may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, a subadviser may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which a subadviser purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the subadviser desires to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

(22) INTRODUCTION

     A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

     These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

     This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

     NEW INVESTMENT OPPORTUNITIES

     Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

     o The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.


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     COMPENSATION

     Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

     o The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

     INVESTMENT OBJECTIVES

     Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

     o To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

     TRADING

     Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

     o When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

     PERSONAL INTEREST

     Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.


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     OUTSIDE DIRECTORSHIP

     Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

     o In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

     PROXY VOTING

     Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

     o Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

     PERSONAL TRADING

     Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

     o Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
        (b) in anticipation of the effect of such recommendation on the market price.

     o Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

     SOFT DOLLARS

     Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

     o It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.


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     CONSULTANT BUSINESS

     Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

     o  The Boston Company does not pay referral fees to consultants.

     GIFTS

     Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

     The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

     o The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501(c)(3) charitable organization of the employee's choice.


(23) Portfolio managers at Marsico Capital Management, LLC (MCM) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

     As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.



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(24) As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


     EMPLOYEE PERSONAL TRADING


     AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


     MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS


     AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.


     ALLOCATING INVESTMENT OPPORTUNITIES


     AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.



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     AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

     To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


(25) AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.


(26) Actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

     If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

     Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

     ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

     Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.



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     OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

     Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.


     Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.


     Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.


     SELECTION OF BROKERS/DEALERS

     In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.


     PERSONAL SECURITIES TRANSACTIONS


     Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.



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     Batterymarch employees may also invest in mutual funds that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

     Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

     Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

(27) Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are designed to prevent such conflicts of interest.


(28) During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.


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STRUCTURE OF COMPENSATION

(29) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(30) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts*, and by the short term (typically one-year) and long-term (typically three year) pre-tax performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) pre-tax performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to institutional portfolios managed by Lynn Hopton and Yvonne Stevens, funding for the bonus pool is a percentage of operating profit earned on the institutional portfolios managed by them and institutional portfolio profitability. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts*.

     Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. Senior management of RiverSource Investments does not have discretion over the size of the bonus pool related to institutional portfolios managed by Lynn Hopton and Yvonne Stevens. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

     * The portfolio managers that currently support funds as research analysts are: Clay Hoes, Julene Melquist and Nina Hughes.


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(31) The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

     UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

     o Competitive salary, benchmarked to maintain competitive compensation opportunities.

     o Annual bonus, tied to individual contributions and investment performance.

     o UBS equity awards, promoting company-wide success and employee retention.

     o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the portfolio, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

(32) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


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(33) The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on the portfolio's performance on an absolute basis as well as relative to our peers and benchmarks. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

     Portfolio managers, specifically those that are Principals of the firm, are evaluated on the basis of two components: (1) overall performance of the firm and (2) performance of his or her managed portfolios. Overall performance of the firm is the overriding measure by which Principals are evaluated. A lesser weighting, but certainly one of importance, is the portfolio's performance, which is measured in terms of absolute, benchmark-relative and competitor-relative performance.

     An analyst's evaluation consists of three components: the performance of the portfolio, production/work ethic/communications, and teamwork. The performance of the portfolio is measured in terms of both absolute performance, as well as relative performance to that of the comparative benchmark and peer group. Productivity, work ethic, and communication is very much a qualitative measure and is first and foremost a comprehensive assessment of how individual analysts generate stock ideas. It is an assessment of the number of names that are looked at, knowledge of those names, the frequency with which the analyst's recommendations are incorporated into the portfolio and the analyst's overall preparedness for coverage meetings. Teamwork is another rather qualitative element of the evaluation. It is a measurement of an individual analyst's functioning within the team largely in terms of cooperation, collaboration, and the sharing of ideas. An analyst's evaluation plays a part, in addition to the performance of the overall firm, in determining the size of his or her bonus, which typically ranges from 25% - 150% of base salary.

     Each trader at Essex is evaluated annually by the firm's Chief Executive Officers. The two Chief Executive Officers examine several factors such as: number of errors, obtaining best execution, opinions of our portfolio managers, etc. A trader's performance evaluation contributes to 25%-30% of his or her total pay.

     As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success. We feel that our compensation structure is extremely competitive when compared with other firms in the industry.

     Finally, Essex offers a deferred compensation plan for certain employees by way of granting them a Special Recognition Award.

     Essex maintains a fundamental team approach that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly. Our investment professionals are continuously motivated by our compensation structure, competitive personnel benefit packages, and entrepreneurial-like culture.

(34) MDTA's Chief Investment Officer, David Goldsmith, receives a fixed cash salary that is not based on the performance of MDTA investment strategies. He also receives a cash bonus as part of his compensation that is calculated based on a percentage of total advisory revenue earned by MDTA. MDTA's other investment professionals receive a fixed cash salary and a cash bonus that is calculated based on the performance of MDTA's strategies. The compensation of all of MDTA's investment professionals includes a 401(k) retirement plan. The compensation of all of MDTA's investment professionals with respect to the RSCGF is no different than compensation they receive for services provided to other accounts.

(35) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.


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(36) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

     BASE SALARY

     Portfolio managers receive base pay in the form of a fixed annual salary.

     BONUS

     A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term.

     In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund.

     In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

     RESTRICTED STOCK PLANS

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

     DEFERRED COMPENSATION PLANS

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


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(37) GSAM's Growth Team's (the "Growth Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for its clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.

     The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. ("Goldman Sachs") and anticipated compensation levels among competitor firms.

     OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(38) The funds pay Wellington Management a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Wellington Management and Ameriprise Financial, Inc. with respect to each fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended May 31, 2006.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the portfolio managers includes a base salary and incentive components. The base salary for each portfolio manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other portfolio managers is determined by their experience and performance in their role as portfolio manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the portfolio manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the portfolio manager and generally each other portfolio managed by such portfolio manager. Each portfolio manager's incentive payment relating to the Funds is linked to the gross pre-tax performance of the Funds compared to the benchmark or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the portfolio manager, including


Statement of Additional Information - Dec. 29, 2006                   Page 140
     portfolios with performance fees.
     Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

     Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Abrams, Boselli and Shilling are partners of the firm.

     FUND                             BENCHMARK INDEX AND/OR PEER GROUP
     Small Cap Equity Fund            Russell 2000 Index
     Fundamental Growth Fund          Russell 1000 Growth Index

(39) Kenneth Feinberg's compensation as a Davis Advisors employee consists of
     (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and
     (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

     Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(40) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.


Statement of Additional Information - Dec. 29, 2006                   Page 141

(41) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(42) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

     FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(43) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

     In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

(44) Metropolitan West's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, generous benefits and, in some cases, ownership. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan and profit-sharing plan. For those individuals who do not have an ownership interest in the firm, a material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

     Metropolitan West's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over Metropolitan West's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

     Messrs. Lisenbee and Gleicher are owners of Metropolitan West. As such, their compensation consists of a fixed salary and participation in the firm's profits.


Statement of Additional Information - Dec. 29, 2006                   Page 142

(45) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
     (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks.

     Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.


(46) As of October 31, 2006, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan, and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes participated in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and was based on Columbia WAM's recent performance.

     All analysts and portfolio managers have performance benchmarks. Analyst performance is compared to assigned industry or region stock performance within benchmark indices while portfolio manager performance is compared to entire benchmark indices. Performance compared to benchmark indices is the dominant performance evaluation factor for all analysts and managers. Industry (or country) weighting recommendations are the second most important factor for analysts. Other factors are assets managed, new analyst mentoring, teamwork, and managerial, marketing, compliance and other qualitative contributions.

     Analysts and managers are positioned in a number of compensation tiers based on cumulative performance. Excellent performance results in advancement to a higher tier each two or three years, until the highest tier is reached. Higher tiers have higher base compensation levels and wider bonus ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in cash bonus levels. Cash incentive bonuses vary by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performers.

     Typically, a very high proportion of an analyst's or manager's bonus is paid in cash with a smaller proportion going into an investment program where the employee can select Columbia mutual funds as their investment vehicle. Bank of America restricted stock or options may also be part of an individual's compensation. These mutual fund investments and Bank of America restricted stock or options vest over three years.


(47) Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

     o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 49th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 15% of incentive payout is achieved at 49th percentile. No payout is realized if performance is below 50th percentile.


Statement of Additional Information - Dec. 29, 2006                   Page 143

     As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

(48) The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).


(49) MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

     Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.




Statement of Additional Information - Dec. 29, 2006                   Page 144

(50) AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:


     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.


     (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
           AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units).

     (iv)  Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
           The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.



Statement of Additional Information - Dec. 29, 2006                   Page 145

(51) Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.


(52) Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

     The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

     o Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

     o  Portfolio manager assistance in servicing clients; and

     o  Portfolio manager contribution to new business development.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(53) Ron Mushock and Kevin McCreesh are partners of the firm and co-Portfolio managers for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Other factors influencing the performance bonus include overall growth and profitability of the firm and client service responsibilities. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Messres. Mushock and McCreesh are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

(54) WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability. Other investment professionals' compensation is based on similar criteria including relative short and long-term portfolio performance as compared to both the index and a universe of peer managers.



Statement of Additional Information - Dec. 29, 2006                   Page 146

ADMINISTRATIVE SERVICES AGREEMENT

Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

           TABLE 21. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

                                                           ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                      ----------------------------------------------------------------------------------------
                                                        $500,000,001 -    $1,000,000,001 -  $3,000,000,001 -
              FUND                    $0 - 500,000,000  1,000,000,000      3,000,000,000     12,000,000,000   $12,000,000,001+
------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income   0.080%            0.075%            0.070%            0.060%            0.050%
Disciplined International Equity
Disciplined Small Cap Value
Emerging Markets
Emerging Markets Bond
European Equity
Global Bond
Global Equity
International Aggressive Growth
International Equity
International Opportunity
International Select Value
International Small Cap
Small Cap Advantage
Small Cap Equity
Small Cap Growth
Small Cap Value
Small Company Index
Strategic Allocation

California Tax-Exempt                 0.070%            0.065%            0.060%            0.050%            0.040%
Core Bond
Diversified Bond
Floating Rate
High-Yield Bond
Income Opportunities
Inflation Protected
Intermediate Tax-Exempt
Limited Duration Bond
Massachusetts Tax-Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
New York Tax-Exempt
Ohio Tax-Exempt
Short Duration U.S. Government
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage


Statement of Additional Information - Dec. 29, 2006                   Page 147

                                                              ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         ----------------------------------------------------------------------------------------
                                                           $500,000,001 -    $1,000,000,001 -  $3,000,000,001 -
              FUND                       $0 - 500,000,000  1,000,000,000      3,000,000,000     12,000,000,000   $12,000,000,001+
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                     0.060%            0.055%            0.050%            0.040%            0.030%
Balanced
Cash Management
Disciplined Equity
Disciplined Small and Mid Cap Equity
Diversified Equity Income
Dividend Opportunity
Equity Value
Fundamental Growth
Fundamental Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
Precious Metals and Mining
Real Estate
S&P 500 Index
Select Value
Tax-Exempt Money Market
Value

Income Builder Basic Income              0.020%            0.020%            0.020%            0.020%            0.020%
Income Builder Enhanced Income
Income Builder Moderate Income
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Dec. 29, 2006                   Page 148

                         TABLE 22. ADMINISTRATIVE FEES

                                                                   ADMINISTRATIVE SERVICES FEES PAID IN           DAILY RATE
                                                                -------------------------------------------       APPLIED TO
                             FUND                                  2006           2005              2004          FUND ASSETS
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                    $   51,235     $   13,785(a)            N/A          0.020
Portfolio Builder Conservative                                      17,895          5,969(a)            N/A          0.020
Portfolio Builder Moderate                                          85,545         23,460(a)            N/A          0.020
Portfolio Builder Moderate Aggressive                              104,658         28,002(a)            N/A          0.020
Portfolio Builder Moderate Conservative                             34,371         10,779(a)            N/A          0.020
Portfolio Builder Total Equity                                      41,435         10,959(a)            N/A          0.020
Small Company Index                                                861,455        784,439           731,549          0.076
S&P 500 Index                                                      222,321        319,791           324,551          0.060

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                       558,514        454,202           451,613          0.056
Precious Metals and Mining                                          50,123         51,848            52,769          0.060
Small Cap Advantage                                                568,712        491,869           371,247          0.078
Small Cap Growth                                                   180,537        224,042           218,131          0.080

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                                   N/A            N/A               N/A            N/A
Retirement Plus 2015                                                   N/A            N/A               N/A            N/A
Retirement Plus 2020                                                   N/A            N/A               N/A            N/A
Retirement Plus 2025                                                   N/A            N/A               N/A            N/A
Retirement Plus 2030                                                   N/A            N/A               N/A            N/A
Retirement Plus 2035                                                   N/A            N/A               N/A            N/A
Retirement Plus 2040                                                   N/A            N/A               N/A            N/A
Retirement Plus 2045                                                   N/A            N/A               N/A            N/A

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                  130,418         24,630             7,449          0.059
Fundamental Growth                                                  83,643         31,978             6,428          0.060
Fundamental Value                                                  658,982        458,121           271,928          0.057
High Yield Bond                                                  1,328,295      1,219,476         1,227,227          0.064
Income Builder Basic Income                                            581(b)         N/A               N/A          0.020
Income Builder Enhanced Income                                       1,226(b)         N/A               N/A          0.020
Income Builder Moderate Income                                       1,394(b)         N/A               N/A          0.020
Select Value                                                       443,873        427,460           240,301          0.059
Short Duration U.S. Government                                     821,082        960,018         1,317,413          0.067
Small Cap Equity                                                   205,335        129,820            88,061          0.080
Small Cap Value                                                    858,118        824,914           676,121          0.077
U.S. Government Mortgage                                           172,175        152,145           204,741          0.070
Value                                                              285,079        285,752           228,212          0.060

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                                               658,242        406,110           415,515          0.056
Real Estate                                                         91,341         41,449             2,235(c)       0.060

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                  1,741,492      1,016,703         1,171,667          0.050
Core Bond                                                          133,655         78,241            38,539          0.070
Disciplined Equity                                                 496,810         29,441             6,521          0.054
Disciplined Small and Mid Cap Equity                                 1,143(d)         N/A               N/A          0.060
Disciplined Small Cap Value                                          4,615(e)         N/A               N/A          0.080
Floating Rate                                                       46,916(e)         N/A               N/A          0.070


Statement of Additional Information - Dec. 29, 2006                   Page 149

                                                                      ADMINISTRATIVE SERVICES FEES PAID IN             DAILY RATE
                                                                  --------------------------------------------         APPLIED TO
                             FUND                                   2006               2005             2004           FUND ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Growth                                                            1,791,547          1,370,094       1,523,915              0.051
Income Opportunities                                                253,936            164,038          81,849              0.070
Inflation Protected Securities                                      169,778             61,197           6,834(f)           0.070
Large Cap Equity                                                  2,119,930            860,387         212,114              0.051
Large Cap Value                                                      78,248             67,667          41,856              0.060
Limited Duration Bond                                               133,102             88,881          53,771              0.070

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(g)                                            149,235             87,771         100,323              0.070
Diversified Bond                                                  1,698,244          1,259,427       1,460,195              0.069
Massachusetts Tax-Exempt(g)                                          49,506             30,362          37,526              0.070
Michigan Tax-Exempt(g)                                               40,475             23,283          30,016              0.070
Minnesota Tax-Exempt(g)                                             286,050            163,503         176,718              0.070
New York Tax-Exempt(g)                                               57,973             36,031          43,576              0.070
Ohio Tax-Exempt(g)                                                   40,235             24,486          31,477              0.070

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                            697,753            524,986         588,644              0.056
Diversified Equity Income                                         2,960,505          1,216,876         942,358              0.045
Mid Cap Value                                                       854,082            385,071         170,293              0.054
Strategic Allocation                                                948,662            383,942         390,084              0.075

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income                                  15,823(h)             N/A             N/A              0.080
Disciplined International Equity                                     14,739(i)             N/A             N/A              0.080
Emerging Markets                                                    406,991            351,359         271,857              0.080
Emerging Markets Bond                                                21,248(j)             N/A             N/A              0.080
European Equity                                                      89,350             75,504          78,835              0.080
Global Bond                                                         412,783            342,324         314,640              0.080
Global Equity                                                       532,772            305,907         284,795              0.078
Global Technology                                                   101,197            112,326         131,702              0.060
International Aggressive Growth                                     347,819            240,889         149,750              0.080
International Equity                                                146,048            127,687          88,536              0.080
International Opportunity                                           470,847            331,818         255,871              0.079
International Select Value                                        1,306,775            861,655         549,050              0.074
International Small Cap                                              83,383             74,264          46,103              0.080

                                                                    2005               2004             2003
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                              64,053             69,058          65,453              0.070
Mid Cap Growth                                                    1,023,124          1,056,445         868,316              0.054
Tax-Exempt Bond                                                     321,037            323,368         371,126              0.069
Tax-Exempt High Income                                            1,505,060          1,447,459       1,546,469              0.060

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                              42,768             45,528          60,388              0.060


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.



Statement of Additional Information - Dec. 29, 2006                   Page 150

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY AGREEMENT

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation (the "transfer agent") located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.


CLASS A, CLASS B, CLASS C AND CLASS D. For Class A, Class B, Class C and Class D, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class A shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. The fee varies depending on the investment category of the fund. You can find your fund's investment category in Table 1.


                BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:


                  CLASS A      CLASS B      CLASS C      CLASS D
                  -------      -------      -------      -------
                  $19.50       $20.50       $20.00       $19.50


         FUNDS-OF-FUNDS - FIXED INCOME, STATE TAX-EXEMPT FIXED INCOME,
              TAXABLE FIXED INCOME, TAX-EXEMPT FIXED INCOME FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:


                        CLASS A      CLASS B      CLASS C
                        -------      -------      -------
                         $20.50       $21.50       $21.00


                              MONEY MARKET FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:


                        CLASS A      CLASS B      CLASS C
                        -------      -------      -------
                         $22.00       $23.00       $22.50



CLASS E, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y. For Class E, Class R2, Class R3, Class R4, Class R5, Class W and Class Y, RiverSource Service Corporation will earn a fee from the fund, accrued daily and payable monthly, determined by multiplying the average daily net assets of the applicable class by the annual rate shown below:



                      CLASS       CLASS       CLASS       CLASS
          CLASS E       R2          R3          R4          R5       CLASS W    CLASS Y
          -------    --------    --------    --------    --------    -------    -------
           0.05%       0.05%       0.05%       0.05%       0.05%      0.20%      0.05%


In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.


Statement of Additional Information - Dec. 29, 2006                   Page 151

PLAN ADMINISTRATION SERVICES AGREEMENT

Under a Plan Administration Services Agreement the Fund pays for plan administration services, including recordkeeping, communication or educational services to 529 and retirement plan sponsors, plans and plan participants. The plan administration services are provided for Class R2 and Class R3 shares.

The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:


                         CLASS       CLASS       CLASS
             CLASS E       R2          R3          R4       CLASS Y
             -------    --------    --------    --------    -------
              0.15%       0.25%       0.25%       0.25%      0.15%


The fees paid to the distributor may be changed by the Board without shareholder approval.

DISTRIBUTION AGREEMENT

RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc. (collectively, the distributor), 70100 Ameriprise Financial Center, Minneapolis, MN 55474, serve as the fund's principal underwriter. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                  TABLE 23. SALES CHARGES PAID TO DISTRIBUTOR

                                                                                          AMOUNT RETAINED AFTER PAYING
                                             SALES CHARGES PAID TO DISTRIBUTOR           COMMISSIONS AND OTHER EXPENSES
                                          ---------------------------------------------------------------------------------
                 FUND                         2006          2005            2004        2006         2005            2004
---------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                $3,095,956   $2,689,735(a)         N/A   $1,116,369   $1,129,812(a)         N/A
Portfolio Builder Conservative                 577,821      722,689(a)         N/A      105,590      178,650(a)         N/A
Portfolio Builder Moderate                   4,118,788    3,810,185(a)         N/A    1,075,302    1,309,727(a)         N/A
Portfolio Builder Moderate Aggressive        7,078,581    6,114,118(a)         N/A    2,691,706    2,610,071(a)         N/A
Portfolio Builder Moderate Conservative      1,286,540    1,603,913(a)         N/A      274,017      530,042(a)         N/A
Portfolio Builder Total Equity               1,845,156    1,393,255(a)         N/A      518,093      509,719(a)         N/A
Small Company Index                          1,228,665    1,511,932      1,717,480      337,031      554,278        485,006
S&P 500 Index                                 N/A - No          N/A            N/A          N/A          N/A            N/A
                                          sales charge

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                   645,442      740,741        798,502      116,536      258,954        212,373
Precious Metals and Mining                     104,779      141,256        146,086       21,277       58,658         46,448
Small Cap Advantage                            986,996    1,972,996      2,543,371      276,857      774,287        757,410
Small Cap Growth                               401,382      636,221      1,140,014      127,479      251,743        371,324

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                               N/A          N/A            N/A          N/A          N/A            N/A
Retirement Plus 2015                               N/A          N/A            N/A          N/A          N/A            N/A
Retirement Plus 2020                               N/A          N/A            N/A          N/A          N/A            N/A
Retirement Plus 2025                               N/A          N/A            N/A          N/A          N/A            N/A
Retirement Plus 2030                               N/A          N/A            N/A          N/A          N/A            N/A
Retirement Plus 2035                               N/A          N/A            N/A          N/A          N/A            N/A
Retirement Plus 2040                               N/A          N/A            N/A          N/A          N/A            N/A
Retirement Plus 2045                               N/A          N/A            N/A          N/A          N/A            N/A


Statement of Additional Information - Dec. 29, 2006                   Page 152

                                                                                          AMOUNT RETAINED AFTER PAYING
                                             SALES CHARGES PAID TO DISTRIBUTOR           COMMISSIONS AND OTHER EXPENSES
                                          --------------------------------------------------------------------------------
                 FUND                         2006          2005         2004          2006          2005           2004
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                             217,559       166,200      131,508        44,653        72,464        50,690
Fundamental Growth                             69,062       109,110       87,619        15,922        43,395        18,759
Fundamental Value                           1,915,417     2,827,644    2,069,259       406,545     1,038,987       633,428
High Yield Bond                             2,479,319     3,295,433    4,885,301       682,596     1,011,136     1,014,719
Income Builder Basic Income                   128,246(b)        N/A          N/A        25,697(b)        N/A           N/A
Income Builder Enhanced Income                326,707(b)        N/A          N/A        73,038(b)        N/A           N/A
Income Builder Moderate Income                437,903(b)        N/A          N/A       109,389(b)        N/A           N/A
Select Value                                  945,839     1,633,975    2,473,422       213,839       582,671       668,150
Short Duration U.S. Government              1,908,960     3,842,195    8,055,130       482,228     1,629,476     2,236,469
Small Cap Equity                              604,021       523,687      687,100       190,699       187,706       199,371
Small Cap Value                             1,616,642     2,787,117    3,415,712       478,093     1,053,640     1,093,404
U.S. Government Mortgage                      442,638       631,090    1,414,409        61,137       197,759       322,339
Value                                         474,692       836,914    1,098,734        83,140       248,868       257,673

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                        1,665,096     1,604,180    1,451,779       207,486       523,080       537,003
Real Estate                                   598,431       556,465      224,344(c)    180,632       223,572        95,933(c)

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                               718,247       994,923    1,556,245       714,638       993,250     1,554,374
Core Bond                                     180,034       207,266      243,504        62,588        90,811       169,705
Disciplined Equity                            322,731       126,376       64,957        67,609        47,059        13,620
Disciplined Small and Mid Cap Equity            1,760(d)        N/A          N/A           852(d)        N/A           N/A
Disciplined Small Cap Value                     6,304(e)        N/A          N/A         1,708(e)        N/A           N/A
Floating Rate                                 364,914(e)        N/A          N/A      (118,354)(e)       N/A           N/A
Growth                                      4,553,722     3,540,317    5,194,048       955,528     1,430,279     1,979,434
Income Opportunities                          486,593       891,368    1,008,513       108,764       201,999       268,488
Inflation Protected Securities                326,780       429,879      218,847(f)     47,098        84,033        45,591(f)
Large Cap Equity                            3,400,059     1,812,939    2,547,239       629,348       723,158       711,343
Large Cap Value                               123,212       196,360      454,971        37,908        71,406       132,559
Limited Duration Bond                         220,446       393,925      423,604        28,711       115,701       178,177

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(g)                      212,157       218,698      246,897        77,373       111,053        96,481
Diversified Bond                            2,757,988     3,072,387    3,926,269       788,192     1,203,503     1,516,544
Massachusetts Tax-Exempt(g)                   107,050        98,324      163,094        45,035        44,188        67,903
Michigan Tax-Exempt(g)                         54,648        68,367      108,759        (3,556)       20,700        48,877
Minnesota Tax-Exempt(g)                       480,402       463,661      645,851       102,088       141,616       225,724
New York Tax-Exempt(g)                         89,560       134,248      155,512        19,641        63,799        65,578
Ohio Tax-Exempt(g)                             68,092        55,404      113,361        19,353         9,152        35,469

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                      400,884       501,366      735,450        59,347       168,698       240,733
Diversified Equity Income                  12,904,884     9,791,165   10,301,867     2,114,315     2,664,788     2,933,886
Mid Cap Value                               4,477,119     3,098,747    2,377,837     1,010,224       986,793       837,278
Strategic Allocation                        3,667,041     1,083,154      989,579       739,852       244,136       316,545


Statement of Additional Information - Dec. 29, 2006                   Page 153

                                                                                        AMOUNT RETAINED AFTER PAYING
                                             SALES CHARGES PAID TO DISTRIBUTOR         COMMISSIONS AND OTHER EXPENSES
                                         ---------------------------------------------------------------------------------
                 FUND                        2006           2005         2004          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income                 0(h)        N/A          N/A             0(h)        N/A           N/A
Disciplined International Equity                4,700(i)        N/A          N/A           434(i)        N/A           N/A
Emerging Markets                            1,075,586       798,990      556,829    (9,848,080)   (6,658,875)   (6,660,972)
Emerging Markets Bond                          11,348(j)        N/A          N/A         2,036(j)        N/A           N/A
European Equity                               107,816           N/A          N/A        29,463           N/A           N/A
Global Bond                                   447,007       765,438      956,580       320,724       390,806       536,364
Global Equity                               1,272,084       778,062      467,198       218,974       211,977       203,564
Global Technology                             242,177       328,770      591,744        29,861        67,485       208,704
International Aggressive Growth               810,514       816,345      796,060       234,619       282,465       360,944
International Equity                          243,753       299,410      456,321        64,053        96,946       175,987
International Opportunity                     563,174       873,855      997,517       107,305       244,843       371,845
International Select Value                  3,895,267     3,425,153    3,105,887       815,331     1,020,350     1,220,539
International Small Cap                       173,659       203,543      324,756        37,954        60,817       115,235

                                              2005          2004         2003          2005          2004          2003
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                       176,349       306,545      611,983        40,451        86,091       100,008
Mid Cap Growth                              1,821,533     3,566,760    4,166,089       635,918     1,373,111     1,046,768
Tax-Exempt Bond                               371,626       495,541      740,644       107,815       197,028       233,789
Tax-Exempt High Income                      2,115,452     3,131,234    4,468,036     2,736,405     1,256,629     1,475,443

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                      N/A - No           N/A          N/A           N/A           N/A           N/A
                                         sales charge

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from March 4, 2004 (when shares became publicly available to June 30, 2004.
(d) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(e) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
(i) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(j) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.





PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund approved a Plan of Distribution (Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays the distributor a fee up to actual expenses incurred at an annual rate as follows:

   FOR FUNDS OTHER THAN MONEY MARKET FUNDS

   The fee is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

                                                      CLASS       CLASS
         CLASS A    CLASS B    CLASS C    CLASS D       R2          R3       CLASS W
         -------    -------    -------    -------    --------    --------    -------
          0.25%      1.00%      1.00%      0.25%       0.50%       0.25%      0.25%


Statement of Additional Information - Dec. 29, 2006                   Page 154

   For Class B and Class C, up to 0.75% of the fee is reimbursed for distribution expenses.

   Up to an additional 0.25% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

   For Class R2, up to 0.50% and for Class R3, up to 0.25% shall be reimbursed for distribution expenses. Of that amount, for Class R2, up to 0.25% may be reimbursed for shareholder servicing expenses.


   FOR MONEY MARKET FUNDS

   The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:


                    CLASS A    CLASS B    CLASS C    CLASS W
                    -------    -------    -------    -------
                     0.10%      0.85%      0.75%      0.10%



   For Class B, up to 0.75% of the fee is reimbursed for distribution expenses.

   Up to an additional 0.10% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.


FOR ALL FUNDS

Distribution and shareholder servicing expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor.

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Distribution expenses covered under this Plan include commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses. Shareholder service expenses include costs of establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the funds on behalf of shareholders, forwarding certain shareholder communications from funds to shareholders, receiving and responding to inquiries and answering questions regarding the funds, aiding in maintaining the investment of shareholders in the funds and other service-related expenses.

A substantial portion of the expenses are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, compensation to financial intermediaries, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor.

Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Dec. 29, 2006                   Page 155

                             TABLE 24. 12b-1 FEES


                 FUND                       CLASS A      CLASS B    CLASS C   CLASS D   CLASS R2   CLASS R3   CLASS W
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive              $  484,308   $  577,276  $ 46,390       N/A        N/A        N/A       N/A
Portfolio Builder Conservative               137,397      287,019    57,771       N/A        N/A        N/A       N/A
Portfolio Builder Moderate                   749,024    1,152,301   128,534       N/A        N/A        N/A       N/A
Portfolio Builder Moderate Aggressive        997,023    1,133,797   110,329       N/A        N/A        N/A       N/A
Portfolio Builder Moderate Conservative      281,878      506,549    84,250       N/A        N/A        N/A       N/A
Portfolio Builder Total Equity               388,326      477,375    40,094       N/A        N/A        N/A       N/A
Small Company Index                        2,079,181    3,813,752       N/A       N/A        N/A        N/A       N/A
S&P 500 Index                                    N/A          N/A       N/A   165,605        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                               2,183,812    2,384,097    34,165       N/A        N/A        N/A       N/A
Precious Metals and Mining                   165,867      162,206    17,083       N/A        N/A        N/A       N/A
Small Cap Advantage                        1,491,995    2,099,561   119,350       N/A        N/A        N/A       N/A
Small Cap Growth                             350,381      628,494    59,731       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                             N/A          N/A       N/A       N/A        N/A        N/A       N/A
Retirement Plus 2015                             N/A          N/A       N/A       N/A        N/A        N/A       N/A
Retirement Plus 2020                             N/A          N/A       N/A       N/A        N/A        N/A       N/A
Retirement Plus 2025                             N/A          N/A       N/A       N/A        N/A        N/A       N/A
Retirement Plus 2030                             N/A          N/A       N/A       N/A        N/A        N/A       N/A
Retirement Plus 2035                             N/A          N/A       N/A       N/A        N/A        N/A       N/A
Retirement Plus 2040                             N/A          N/A       N/A       N/A        N/A        N/A       N/A
Retirement Plus 2045                             N/A          N/A       N/A       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                            310,563      348,467     9,442       N/A        N/A        N/A       N/A
Fundamental Growth                            48,218       73,735     4,838       N/A        N/A        N/A       N/A
Fundamental Value                          1,827,800    2,973,732   185,363       N/A        N/A        N/A       N/A
High Yield Bond                            4,151,744    5,172,801   319,473       N/A        N/A        N/A       N/A
Income Builder Basic Income                    5,500        6,097       897       N/A        N/A        N/A       N/A
Income Builder Enhanced Income                12,226       10,395     1,978       N/A        N/A        N/A       N/A
Income Builder Moderate Income                14,420       10,414     1,572       N/A        N/A        N/A       N/A
Select Value                               1,285,850    1,804,688   111,631       N/A        N/A        N/A       N/A
Short Duration U.S. Government             1,925,517    4,437,987   188,438       N/A        N/A        N/A       N/A
Small Cap Equity                             452,722      523,768    39,821       N/A        N/A        N/A       N/A
Small Cap Value                            1,844,040    3,273,190   209,094       N/A        N/A        N/A       N/A
U.S. Government Mortgage                     365,255      806,733    86,693       N/A        N/A        N/A       N/A
Value                                        623,643    1,258,485    84,477       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity                       2,246,282    2,890,686   139,322       N/A        N/A        N/A       N/A
Real Estate                                  208,160      222,515    11,761       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                            3,205,933      820,043    16,368       N/A        N/A        N/A       N/A
Core Bond                                     89,181      122,351     5,692       N/A        N/A        N/A       N/A
Disciplined Equity                         1,426,565      427,156    12,242       N/A        N/A        N/A       N/A
Disciplined Small and Mid Cap Equity           4,723           45        19       N/A        N/A        N/A       N/A




Statement of Additional Information - Dec. 29, 2006                   Page 156

                 FUND                       CLASS A      CLASS B    CLASS C   CLASS D   CLASS R2   CLASS R3   CLASS W
---------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                   12,475          758        90       N/A        N/A        N/A       N/A
Floating Rate                                123,623       35,196     9,352       N/A        N/A        N/A       N/A
Growth                                     5,852,158    5,574,406   181,214       N/A        N/A        N/A       N/A
Income Opportunities                         504,284      707,566    64,272       N/A        N/A        N/A       N/A
Inflation Protected Securities               242,647      467,215    35,838       N/A        N/A        N/A       N/A
Large Cap Equity                           7,096,389    8,048,484   201,664       N/A        N/A        N/A       N/A
Large Cap Value                              170,730      240,605    12,172       N/A        N/A        N/A       N/A
Limited Duration Bond                        196,674      214,578    15,662       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(a)                     523,836      140,403    29,524       N/A        N/A        N/A       N/A
Diversified Bond                           4,646,930    4,653,803   176,643       N/A        N/A        N/A       N/A
Massachusetts Tax-Exempt(a)                  151,946      158,402    12,801       N/A        N/A        N/A       N/A
Michigan Tax-Exempt(a)                       143,510       47,220    20,483       N/A        N/A        N/A       N/A
Minnesota Tax-Exempt(a)                      945,407      460,490    99,688       N/A        N/A        N/A       N/A
New York Tax-Exempt(a)                       196,654      101,563    14,577       N/A        N/A        N/A       N/A
Ohio Tax-Exempt(a)                           135,648       76,735    19,866       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                   2,399,559      820,761    38,643       N/A        N/A        N/A       N/A
Diversified Equity Income                 11,405,788   12,472,588   717,095       N/A        N/A        N/A       N/A
Mid Cap Value                              2,820,242    2,906,199   207,499       N/A        N/A        N/A       N/A
Strategic Allocation                       2,634,077    1,253,139   138,648       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income            9,416           38        38       N/A        N/A        N/A       N/A
Disciplined International Equity              10,920          278       104       N/A        N/A        N/A       N/A
Emerging Markets                             962,664      874,959    40,971       N/A        N/A        N/A       N/A
Emerging Markets Bond                         18,917        2,217       212       N/A        N/A        N/A       N/A
European Equity                              199,348      305,006    14,257       N/A        N/A        N/A       N/A
Global Bond                                  762,624      850,871    35,610       N/A        N/A        N/A       N/A
Global Equity                              1,369,019    1,166,873    41,196       N/A        N/A        N/A       N/A
Global Technology                            300,030      449,937    32,281       N/A        N/A        N/A       N/A
International Aggressive Growth              650,601      659,823    40,332       N/A        N/A        N/A       N/A
International Equity                         242,885      263,442    16,516       N/A        N/A        N/A       N/A
International Opportunity                  1,104,799      844,548    31,174       N/A        N/A        N/A       N/A
International Select Value                 3,237,723    3,631,768   217,884       N/A        N/A        N/A       N/A
International Small Cap                      177,484      183,656     9,465       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                      288,204      202,747    76,645       N/A        N/A        N/A       N/A
Mid Cap Growth                             3,423,983    3,565,125   128,400       N/A        N/A        N/A       N/A
Tax-Exempt Bond                            1,609,147      333,246    43,532       N/A        N/A        N/A       N/A
Tax-Exempt High Income                     9,288,829    2,274,999   255,897       N/A        N/A        N/A       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                      117,570          N/A       N/A       N/A        N/A        N/A       N/A


(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is for the period from July 1, 2005 through Aug. 31, 2006.


Statement of Additional Information - Dec. 29, 2006                   Page 157

CUSTODIAN AGREEMENT

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS OTHER THAN DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT FIXED INCOME, TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR ALL FUNDS: The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.

BOARD SERVICES CORPORATION AGREEMENT


The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.


ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


Statement of Additional Information - Dec. 29, 2006                   Page 158

              TABLE 25. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS*


                                                                      DATE                                    FISCAL
                                                       DATE OF        BEGAN        FORM OF       STATE OF      YEAR    DIVERSIFIED
                    FUND**                          ORGANIZATION   OPERATIONS   ORGANIZATION   ORGANIZATION     END        ***
----------------------------------------------------------------------------------------------------------------------------------
BOND SERIES, INC.(3)                                  4/29/81,                  Corporation       NV/MN        7/31
                                                     6/13/86(1)
   Core Bond Fund                                                    6/19/03                                               Yes
   Floating Rate Fund                                                2/16/06                                               Yes
   Income Opportunities Fund                                         6/19/03                                               Yes
   Inflation Protected Securities Fund                                3/4/04                                                No
   Limited Duration Bond Fund                                        6/19/03                                               Yes

CALIFORNIA TAX-EXEMPT TRUST                            4/7/86                     Business          MA         8/31
                                                                                  Trust(2)
   California Tax-Exempt Fund                                        8/18/86                                                No

DIMENSIONS SERIES, INC                                2/20/68,                  Corporation       NV/MN        7/31
                                                     6/13/86(1)
   Disciplined Small and Mid Cap Equity Fund                         5/18/06                                               Yes
   Disciplined Small Cap Value Fund                                  2/16/06                                               Yes

DIVERSIFIED INCOME SERIES, INC.(3)                    6/27/74,                  Corporation       NV/MN        8/31
                                                     6/31/86(1)
   Diversified Bond Fund(4)                                          10/3/74                                               Yes

EQUITY SERIES, INC.                                   3/18/57,                  Corporation       NV/MN       11/30
                                                     6/13/86(1)
   Mid Cap Growth Fund(5)                                            6/4/57                                                Yes

GLOBAL SERIES, INC.                                   10/28/88                  Corporation         MN        10/31
   Absolute Return Currency and Income Fund                          6/15/06                                                No
   Emerging Markets Bond Fund                                        2/16/06                                                No
   Emerging Markets Fund(6)                                         11/13/96                                               Yes
   Global Bond Fund                                                  3/20/89                                                No
   Global Equity Fund(7),(6)                                         5/29/90                                               Yes
   Global Technology Fund                                           11/13/96                                               Yes

GOVERNMENT INCOME SERIES, INC.                         3/12/85                  Corporation         MN         5/31
   Short Duration U.S. Government Fund(4)                            8/19/85                                               Yes
   U.S. Government Mortgage Fund                                     2/14/02                                               Yes

HIGH YIELD INCOME SERIES, INC.                         8/17/83                  Corporation         MN         5/31
   High Yield Bond Fund(4)                                           12/8/83                                               Yes

INCOME SERIES, INC.                                   2/10/45;                  Corporation       NV/MN        5/31
                                                     6/13/86(1)
   Income Builder Basic Income Fund                                  2/16/06                                                No
   Income Builder Enhanced Income Fund                               2/16/06                                                No
   Income Builder Moderate Income Fund                               2/16/06                                                No

INTERNATIONAL MANAGERS SERIES, INC.(3)                 5/9/01                   Corporation         MN        10/31
   International Aggressive Growth Fund                              9/28/01                                               Yes
   International Equity Fund(5)                                      10/3/02                                               Yes
   International Select Value Fund                                   9/28/01                                               Yes
   International Small Cap Fund                                      10/3/02                                               Yes

INTERNATIONAL SERIES, INC.                             7/18/84                  Corporation         MN        10/31
   Disciplined International Equity Fund                             5/18/06                                               Yes
   European Equity Fund(6)                                           6/26/00                                               Yes
   International Opportunity Fund(6), (5)                           11/15/84                                               Yes

INVESTMENT SERIES, INC.                               1/18/40;                  Corporation       NV/MN        9/30
                                                     6/13/86(1)
   Balanced Fund(5)                                                  4/16/40                                               Yes
   Diversified Equity Income Fund                                   10/15/90                                               Yes
   Mid Cap Value Fund                                                2/14/02                                               Yes




Statement of Additional Information - Dec. 29, 2006                   Page 159

                                                                      DATE                                    FISCAL
                                                       DATE OF        BEGAN        FORM OF       STATE OF      YEAR    DIVERSIFIED
                    FUND**                          ORGANIZATION   OPERATIONS   ORGANIZATION   ORGANIZATION     END        ***
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP SERIES, INC.(3)                             5/21/70,                  Corporation       NV/MN        7/31
                                                     6/13/86(1)
   Disciplined Equity Fund(5)                                        4/24/03                                               Yes
   Growth Fund                                                        3/1/72                                               Yes
   Large Cap Equity Fund                                             3/28/02                                               Yes
   Large Cap Value Fund                                              6/27/02                                               Yes

MANAGERS SERIES, INC.(3)                               3/20/01                  Corporation         MN         5/31
   Aggressive Growth Fund                                            4/24/03                                               Yes
   Fundamental Growth Fund(5)                                        4/24/03                                               Yes
   Fundamental Value Fund                                            6/18/01                                               Yes
   Select Value Fund                                                  3/8/02                                               Yes
   Small Cap Equity Fund(5)                                           3/8/02                                               Yes
   Small Cap Value Fund                                              6/18/01                                               Yes
   Value Fund                                                        6/18/01                                               Yes

MARKET ADVANTAGE SERIES, INC.                          8/25/89                  Corporation         MN         1/31
   Portfolio Builder Conservative Fund                                3/4/04                                                No
   Portfolio Builder Moderate Conservative Fund                       3/4/04                                                No
   Portfolio Builder Moderate Fund                                    3/4/04                                                No
   Portfolio Builder Moderate Aggressive Fund                         3/4/04                                                No
   Portfolio Builder Aggressive Fund                                  3/4/04                                                No
   Portfolio Builder Total Equity Fund                                3/4/04                                                No
   S&P 500 Index Fund                                               10/25/99                                               Yes
   Small Company Index Fund                                          8/19/96                                               Yes

MONEY MARKET SERIES, INC.                             8/22/75;                  Corporation       NV/MN        7/31
                                                     6/13/86(1)
   Cash Management Fund                                              10/6/75                                               Yes

RETIREMENT SERIES TRUST                               1/27/06                     Business          MA         4/30
                                                                                  Trust(2)
   Retirement Plus 2010 Fund                                         5/18/06                                                No
   Retirement Plus 2015 Fund                                         5/18/06                                                No
   Retirement Plus 2020 Fund                                         5/18/06                                                No
   Retirement Plus 2025 Fund                                         5/18/06                                                No
   Retirement Plus 2030 Fund                                         5/18/06                                                No
   Retirement Plus 2035 Fund                                         5/18/06                                                No
   Retirement Plus 2040 Fund                                         5/18/06                                                No
   Retirement Plus 2045 Fund                                         5/18/06                                                No

SECTOR SERIES, INC.                                   3/25/88                   Corporation         MN         6/30
   Dividend Opportunity Fund(8)                                       8/1/88                                               Yes
   Real Estate Fund                                                   3/4/04                                                No

SELECTED SERIES, INC.                                 10/5/84                   Corporation         MN         3/31
   Precious Metals and Mining Fund(9)                                4/22/86                                                No

SPECIAL TAX-EXEMPT SERIES TRUST                        4/7/86                     Business          MA         8/31
                                                                                  Trust(2)
   Massachusetts Tax-Exempt Fund                                      7/2/87                                                No
   Michigan Tax-Exempt Fund                                           7/2/87                                                No
   Minnesota Tax-Exempt Fund                                         8/18/86                                               Yes
   New York Tax-Exempt Fund                                          8/18/86                                                No
   Ohio Tax-Exempt Fund                                               7/2/87                                                No



Statement of Additional Information - Dec. 29, 2006                   Page 160

                                                                      DATE                                    FISCAL
                                                       DATE OF        BEGAN        FORM OF       STATE OF      YEAR    DIVERSIFIED
                    FUND**                          ORGANIZATION   OPERATIONS   ORGANIZATION   ORGANIZATION     END        ***
----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC ALLOCATION SERIES, INC.(3)                  10/9/84                   Corporation         MN         9/30
   Strategic Allocation Fund(5)                                      1/23/85                                               Yes

STRATEGY SERIES, INC.                                 1/24/84                   Corporation         MN         3/31
   Equity Value Fund                                                 5/14/84                                               Yes
   Small Cap Growth Fund                                             1/24/01                                               Yes
   Small Cap Advantage Fund                                           5/4/99                                               Yes

TAX-EXEMPT INCOME SERIES, INC.(3)                     12/21/78;                 Corporation       NV/MN       11/30
                                                     6/13/86(1)
   Tax-Exempt High Income Fund(5)                                     5/7/79                                               Yes

TAX-EXEMPT MONEY SERIES, INC.(3)                      2/29/80,                  Corporation       NV/MN       12/31
                                                     6/13/86(1)
   Tax-Exempt Money Market Fund(5)                                    8/5/80                                               Yes

TAX-EXEMPT SERIES, INC.                               9/30/76,                  Corporation       NV/MN       11/30
                                                     6/13/86(1)
   Intermediate Tax-Exempt Fund                                     11/13/96                                               Yes
   Tax-Exempt Bond Fund                                             11/24/76                                               Yes

  * The RiverSource Variable Portfolio funds are not included in this table.
    Please see the Variable Portfolio funds' SAI for fund history.
 ** Effective Oct. 1, 2005 American Express Funds changed its name to
    RiverSource funds and the names Threadneedle and Partners were removed from fund names.
*** If a non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from non-diversified to diversified. A diversified fund may convert to non-diversified status only with approval of shareholders.

(1) Date merged into a Minnesota corporation incorporated on April 7, 1986.
(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
(3) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to
    RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series,
    Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High
    Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt
    Income Series, Inc.; AXP Managed Series, Inc. changed its name to
    RiverSource Strategic Allocation Series, Inc.; AXP Partners International
    Series, Inc. changed its name to RiverSource International Managers
    Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource
    Managers Series, Inc.; AXP Tax-Free Money Series, Inc. changed its name to
    RiverSource Tax-Exempt Money Market Series, Inc.; and for all other corporations and business trusts,
    AXP was replaced with RiverSource in the registrant name.
(4) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond
    Fund, Federal Income Fund changed its name to Short Duration U.S.
    Government Fund and Extra Income Fund changed its name to High Yield Bond
    Fund.
(5) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap
    Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt
    High Income Fund, Managed Allocation Fund changed its name to Strategic
    Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth
    Fund changed its name to Fundamental Growth Fund, Partners International
    Core Fund changed its name to International Equity Fund, Partners Small
    Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative
    Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free
    Money Fund changed its name to Tax-Exempt Money Market Fund, and
    Threadneedle International Fund changed its name to International
    Opportunity Fund.
(6) Effective July 9, 2004, Emerging Markets Fund changed its name to
    Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.
(7) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global
    Equity Fund.
(8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend
    Opportunity Fund.
(9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious
    Metals and Mining Fund.


Statement of Additional Information - Dec. 29, 2006                   Page 161

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of each fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

                            TABLE 26. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS


                           POSITION HELD
                           WITH FUNDS AND     PRINCIPAL OCCUPATION                            2006 COMMITTEE      2007 COMMITTEE
  NAME, ADDRESS, AGE     LENGTH OF SERVICE   DURING PAST FIVE YEARS   OTHER DIRECTORSHIPS       MEMBERSHIPS         MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice,                                  Joint Audit,        Joint Audit,
901 S. Marquette Ave.    since 2006         Minnesota Supreme                               Investment Review   Compliance,
Minneapolis, MN 55402                       Court, 1998-2005                                                    Investment Review
Age 52

Arne H. Carlson          Board member       Chair, RiverSource                              Contracts,          Contracts, Board
901 S. Marquette Ave.    and Chair of       Funds, 1999-2006;                               Executive,          Governance,
Minneapolis, MN 55402    the Board          Chair, Board Services                           Investment Review,  Executive,
Age 72                   since 1999         Corporation (provides                           Board Governance    Investment Review
                                            administrative services
                                            to boards); former
                                            Governor of Minnesota

Patricia M. Flynn        Board member       Trustee Professor of                            Contracts,          Contracts, Board
901 S. Marquette Ave.    since 2004         Economics and                                   Investment Review   Governance,
Minneapolis, MN 55402                       Management, Bentley                                                 Compliance,
Age 56                                      College; former Dean,                                               Investment Review
                                            McCallum Graduate
                                            School of Business,
                                            Bentley College

Anne P. Jones            Board member       Attorney and Consultant                         Joint Audit,        Joint Audit,
901 S. Marquette Ave.    since 1985                                                         Board Governance,   Board Governance,
Minneapolis, MN 55402                                                                       Executive,          Executive,
Age 71                                                                                      Investment Review   Investment Review

Jeffrey Laikind          Board member       Former Managing           American Progressive  Board Governance,   Joint Audit,
901 S. Marquette Ave.    since 2005         Director, Shikiar Asset   Insurance             Joint Audit,        Board Governance,
Minneapolis, MN 55402                       Management                                      Investment Review   Investment Review
Age 71

Stephen R. Lewis, Jr.*   Board member       President Emeritus and    Valmont Industries,   Contracts,          Contracts, Board
901 S. Marquette Ave.    since 2002         Professor of Economics,   Inc. (manufactures    Investment          Governance,
Minneapolis, MN 55402                       Carleton College          irrigation systems)   Review, Executive,  Executive,
Age 67                                                                                      Board Governance    Compliance,
                                                                                                                Investment Review

Catherine James Paglia   Board member       Director, Enterprise      Strategic             Contracts,          Contracts,
901 S. Marquette Ave.    since 2004         Asset Management, Inc.    Distribution, Inc.    Executive,          Executive,
Minneapolis, MN 55402                       (private real estate      (transportation,      Investment Review   Compliance,
Age 54                                      and asset management      distribution and                          Investment Review
                                            company)                  logistics
                                                                      consultants)

Vikki L. Pryor           Board member       President and Chief                            Joint Audit,        Joint Audit,
901 S. Marquette Ave.    since 2006         Executive Officer, SBLI                        Investment Review   Investment Review
Minneapolis, MN 55402                       USA Mutual Life
Age 53                                      Insurance Company, Inc.
                                            since 1999

Alison Taunton-Rigby     Board member       Chief Executive          Hybridon, Inc.        Investment Review,  Contracts,
901 S. Marquette Ave.    since 2002         Officer, RiboNovix,      (biotechnology);      Contracts           Executive,
Minneapolis, MN 55402                       Inc. since 2003          American                                  Investment Review
Age 62                                      (biotechnology); former  Healthways, Inc.
                                            President, Forester      (health management
                                            Biotech                  programs)

    * Effective Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.



Statement of Additional Information - Dec. 29, 2006                   Page 162

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


                             POSITION HELD
                              WITH FUNDS                                                                    2006          2007
                              AND LENGTH                                                    OTHER         COMMITTEE     COMMITTEE
  NAME, ADDRESS, AGE          OF SERVICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  DIRECTORSHIPS   MEMBERSHIPS   MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott          Board member   President, Ameriprise Certificate                            Investment     Investment
53600 Ameriprise Financial   since 2001,    Company since 2006; President -                              Review         Review
Center                       Vice           U.S. Asset Management and Chief
Minneapolis, MN 55474        President      Investment Officer, Ameriprise
Age 46                       since 2002     Financial, Inc. and President,
                                            Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC since 2005;
                                            Senior Vice President - Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of
                                            the Board and Chief Investment
                                            Officer, RiverSource Investments,
                                            LLC, 2001-2005


    * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                            TABLE 27. FUND OFFICERS


                                      POSITION HELD WITH FUNDS                    PRINCIPAL OCCUPATION
    NAME, ADDRESS, AGE                  AND LENGTH OF SERVICE                     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan                   President since 2006        Senior Vice President - Asset Management, RiverSource
172 Ameriprise Financial Center                                   Investments, LLC since 2006; Managing Director and
Minneapolis, MN  55474                                            Global Head of Product, Morgan Stanley Investment
Age 41                                                            Management, 2004-2006; President, Touchstone
                                                                  Investments, 2002-2004; Director of Strategic
                                                                  Planning, Evergreen Investments, 1995-2002

Michelle M. Keeley                    Vice President since 2004   Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial Center                                   Ameriprise Financial, Inc. and RiverSource
Minneapolis, MN 55474                                             Investments, LLC since 2006; Vice President -
Age 42                                                            Investments, Ameriprise Certificate Company since 2003;
                                                                  Senior Vice President - Fixed Income, Ameriprise
                                                                  Financial, Inc., 2002-2006 and RiverSource
                                                                  Investments, LLC, 2004-2006; Managing Director, Zurich
                                                                  Global Assets, 2001-2002

Amy K. Johnson                        Vice President since 2006   Vice President - Asset Management and Trust Company
5228 Ameriprise Financial Center                                  Services, RiverSource Investments, LLC, since 2006;
Minneapolis, MN 55474                                             Vice President - Operations and Compliance,
Age 41                                                            RiverSource Investments, LLC, 2004-

                                                                  2006; Director of Product Development - Mutual Funds,
                                                                  American Express Financial Corporation, 2001-2004

Jeffrey P. Fox                        Treasurer since 2002        Vice President - Investment Accounting,
105 Ameriprise Financial Center                                   Ameriprise Financial, Inc., since 2002; Vice President
Minneapolis, MN 55474                                             - Finance, American Express Company, 2000-2002
Age 51

Scott R. Plummer                      Vice President, General     Vice President and Chief Counsel - Asset Management,
5228 Ameriprise Financial Center      Counsel and Secretary       Ameriprise Financial, Inc. since 2005; Vice President,
Minneapolis, MN  55474                since 2006                  General Counsel and Secretary, Ameriprise Certificate
Age 47                                                            Company since 2005; Vice President - Asset Management
                                                                  Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                                  Senior Vice President and Chief Compliance Officer,
                                                                  U.S. Bancorp Asset Management, 2002-2004; Second Vice
                                                                  President and Assistant General Counsel, Hartford
                                                                  Life, 2001-2002



Statement of Additional Information - Dec. 29, 2006                   Page 163

                                      POSITION HELD WITH FUNDS                    PRINCIPAL OCCUPATION
    NAME, ADDRESS, AGE                  AND LENGTH OF SERVICE                     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers                   Chief Compliance Officer    U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial Center       since 2006                  RiverSource Investments, LLC, since 2006;
Minneapolis, MN 55474                                             Director - Mutual Funds, Voyageur Asset Management,
Age 46                                                            2003-2006; Director of Finance, Voyageur Asset
                                                                  Management, 2000-2003

Neysa M. Alecu                        Money Laundering            Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial Center      Prevention Officer          Ameriprise Financial, Inc., since 2004; Manager
Minneapolis, MN 55474                 since 2004                  Anti-Money Laundering, Ameriprise Financial, Inc.,
Age 42                                                            2003-2004; Compliance Director and Bank Secrecy Act
                                                                  Officer, American Express Centurion Bank, 2000-2003


RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK

Executive Committee -- Acts for the Board between meetings of the Board.


Joint Audit Committee -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

Investment Review Committee -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Board Governance Committee -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

Contracts Committee -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Compliance Committee - Supports the Funds' maintenance of a strong compliance program by providing a forum for independent directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent directors on a regular basis to discuss compliance matters.



Statement of Additional Information - Dec. 29, 2006                   Page 164

This table shows the number of times the committees met during each fund's most recent fiscal period.

The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 28. COMMITTEE MEETINGS


                                                                 JOINT     INVESTMENT     BOARD
                                                    EXECUTIVE    AUDIT       REVIEW    GOVERNANCE   CONTRACTS  COMPLIANCE
               FISCAL PERIOD                        COMMITTEE  COMMITTEE   COMMITTEE    COMMITTEE   COMMITTEE  COMMITTEE*
-------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31          1          4           5            4           7          N/A
For funds with fiscal period ending March 31            0          3           4            3           6          N/A
For funds with fiscal period ending May 31              0          3           4            3           6          N/A
For funds with fiscal period ending June 30             0          3           4            3           5          N/A
For funds with fiscal period ending July 31             1          4           5            4           6          N/A
For funds with fiscal period ending August 31           1          4           5            4           6          N/A
For funds with fiscal period ending September 30        0          5           4            2           6          N/A
For funds with fiscal period ending October 31          0          5           4            2           6          N/A
For funds with fiscal period ending November 30         2          4           5            4           7          N/A
For funds with fiscal period ending December 31         1          4           5            4           7          N/A

* Committee established December 2006.


BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.

ALL FUNDS. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2005 of all funds overseen by the Board member.

                 TABLE 29. BOARD MEMBER HOLDINGS* - ALL FUNDS

BASED ON NET ASSET VALUES AS OF DEC. 31, 2005

                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
           BOARD MEMBER                         ALL FUNDS OVERSEEN BY BOARD MEMBER
----------------------------------------------------------------------------------------------
Arne H. Carlson                         Over $100,000
Patricia M. Flynn                       $50,001 - $100,000**
Anne P. Jones                           Over $100,000
Jeffrey Laikind                         None
Stephen R. Lewis, Jr.                   Over $100,000**
Catherine James Paglia                  $50,001 - $100,000
Alison Taunton-Rigby                    Over $100,000
William F. Truscott                     Over $100,000

 * Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005 and therefore are not included in the table.
** Includes deferred compensation invested in share equivalents.


Statement of Additional Information - Dec. 29, 2006                   Page 165

HOLDINGS IN EACH INDIVIDUAL FUND. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2005 of each fund.

              TABLE 30. BOARD MEMBER HOLDINGS* - INDIVIDUAL FUNDS

BASED ON NET ASSET VALUES AS OF DEC. 31, 2005

                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                         TAUNTON-
           FUND                  CARLSON      FLYNN       JONES       LAIKIND      LEWIS      PAGLIA       RIGBY     TRUSCOTT
------------------------------------------------------------------------------------------------------------------------------
Absolute Return                 N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Currency and Income**
Aggressive Growth               None        None        None        None        None        None        None        None
Balanced                        None        None        None        None        None        None        None        $50,001-
                                                                                                                    $100,000
California Tax-Exempt           None        None        None        None        None        None        None        None
Cash Management                 Over        None        None        None        None        None        None        None
                                $100,000
Core Bond                       None        None        None        None        None        None        None        None
Disciplined Equity              $10,001-    None        None        None        None        None        None        $50,001-
                                $50,000                                                                             $100,000
Disciplined International       N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Equity**
Disciplined Small and           N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Mid Cap Equity**
Disciplined Small               N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Cap Value**
Diversified Bond                None        None        $10,001-    None        None        None        None        $10,001-
                                                        $50,0000                                                    $50,000
Diversified Equity Income       None        None        None        None        $10,001-    $10,001-    $10,001-    None
                                                                                $50,000     $50,000     $50,000
Dividend Opportunity            $10,001-    None        None        None        None        None        None        Over
                                $50,000                                                                             $100,000
Emerging Markets                None        None        None        None        ***         None        None        $10,001-
                                                                                                                    $50,000
Emerging Markets Bond**         N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Equity Value                    None        None        None        None        None        None        None        None
European Equity                 None        None        None        None        None        None        None        None
Floating Rate**                 N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Fundamental Growth              None        None        None        None        None        None        None        None
Fundamental Value               $10,001-    None        None        None        None        None        None        None
                                $50,000
Global Bond                     None        None        Over        None        None        None        None        None
                                                        $100,000
Global Equity                   None        None        $50,001-    None        None        None        None        Over
                                                        $100,000                                                    $100,000
Global Technology               None        None        None        None        None        None        $10,001-    $10,001-
                                                                                                        $50,000     $50,000


Statement of Additional Information - Dec. 29, 2006                   Page 166

                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                         TAUNTON-
           FUND                  CARLSON      FLYNN       JONES       LAIKIND      LEWIS      PAGLIA       RIGBY     TRUSCOTT
------------------------------------------------------------------------------------------------------------------------------
Growth                          $10,001-    ***         Over        None        None        $10,001-    $10,001-    $50,001-
                                $50,000                 $100,000                            %50,000     $50,000     $100,000
High Yield Bond                 None        None        Over        None        None        None        None        $50,001-
                                                        $100,000                                                    $100,000
Income Builder                  N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Basic Income**
Income Builder                  N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Enhanced Income**
Income Builder                  N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Moderate Income**
Income Opportunities            None        None        None        None        None        None        None        $10,001-
                                                                                                                    $50,000
Inflation Protected             None        None        None        None        None        None        None        None
Securities
Intermediate Tax-Exempt         None        None        None        None        None        None        None        $50,001-
                                                                                                                    $100,000
International                   None        None        None        None        None        None        $10,001-    None
Aggressive Growth                                                                                       $50,000
International Equity            None        None        None        None        None        None        None        None
International Opportunity       None        None        None        None        ***         None        None        Over
                                                                                                                    $100,000
International Select Value      None        None        None        None        None        None        None        None
International Small Cap         None        None        None        None        None        None        None        None
Large Cap Equity                None        None        None        None        None        None        $10,001-    Over
                                                                                                        $50,000     $100,000
Large Cap Value                 None        None        None        None        None        None        $10,001-    $50,001-
                                                                                                        $50,000     $100,000
Limited Duration Bond           None        None        None        None        None        None        None        None
Massachusetts                   None        None        None        None        None        None        None        Over
Tax-Exempt                                                                                                          $100,000
Michigan Tax-Exempt             None        None        None        None        None        None        None        None
Mid Cap Growth                  None        None        None        None        $10,001-    None        None        $50,001-
                                                                                $50,000                             $100,000
Mid Cap Value                   None        None        None        None        None        None        $10,001-    $10,001-
                                                                                                        $50,000     $50,000
Minnesota Tax-Exempt            None        None        None        None        None        None        None        None
New York Tax-Exempt             None        None        None        None        None        None        None        None
Ohio Tax-Exempt                 None        None        None        None        None        None        None        None
Portfolio Builder Aggressive    None        None        None        None        None        None        None        None
Portfolio Builder               None        None        None        None        None        None        None        None
Conservative
Portfolio Builder Moderate      None        None        None        None        None        None        None        None
Portfolio Builder               None        None        None        None        None        None        None        Over
Moderate Aggressive                                                                                                 $100,000


Statement of Additional Information - Dec. 29, 2006                   Page 167

                                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                              ------------------------------------------------------------------------------------------------
                                                                                                         TAUNTON-
           FUND                  CARLSON      FLYNN       JONES       LAIKIND      LEWIS      PAGLIA       RIGBY     TRUSCOTT
------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder               None        None        None        None        None        None        None        None
Moderate Conservative
Portfolio Builder               None        None        None        None        None        None        None        None
Total Equity
Precious Metals and Mining      None        None        None        None        None        None        None        None
Real Estate                     None        None        None        None        None        None        None        $50,001-
                                                                                                                    $100,000
Retirement Plus 2010**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Retirement Plus 2015**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Retirement Plus 2020**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Retirement Plus 2025**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Retirement Plus 2030**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Retirement Plus 2035**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Retirement Plus 2040**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
Retirement Plus 2045**             N/A         N/A         N/A         N/A         N/A         N/A         N/A         N/A
S&P 500 Index                   None        None        None        None        None        None        None        None
Select Value                    $0-         None        None        None        None        None        None        None
                                $10,000
Short Duration                  None        None        Over        None        None        None        None        None
U.S. Government                                         $100,000
Small Cap Advantage             None        None        None        None        None        None        None        None
Small Cap Equity                None        None        None        None        None        None        None        None
Small Cap Growth                None        None        None        None        None        None        None        None
Small Cap Value                 None        None        None        None        None        None        None        None
Small Company Index             None        None        Over        None        None        None        None        None
                                                        $100,000
Strategic Allocation            $10,001-    $10,001-    None        None        None        None        $10,001-    Over
                                $50,000     $50,000***                                                  $50,000     $100,000
Tax-Exempt Bond                 None        None        $10,001-    None        None        None        None        None
                                                        $50,000
Tax-Exempt High Income          None        None        None        None        None        None        None        $50,001-
                                                                                                                    $100,000
Tax-Exempt                      None        None        None        None        None        None        None        None
Money Market
U.S. Government Mortgage        None        None        None        None        None        None        None        None
Value                           None        None        None        None        None        None        None        None

 * Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005 and therefore are not included in the table.
 ** The fund is new and shares were not yet being offered as of Dec. 31, 2005.
***  Deferred compensation invested in share equivalents:

     A. Flynn   Growth                        $10,001-$50,000
                Strategic Allocation          $10,001-$50,000
     B. Lewis   Diversified Equity Income       Over $100,000
                Emerging Markets              $10,001-$50,000
                International Opportunity     $10,001-$50,000

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.


Statement of Additional Information - Dec. 29, 2006                   Page 168

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                TABLE 31. BOARD MEMBER COMPENSATION - ALL FUNDS


                                   TOTAL CASH COMPENSATION FROM RIVERSOURCE FUNDS
          BOARD MEMBER*                          PAID TO BOARD MEMBER
----------------------------------------------------------------------------------
Kathleen Blatz                                                            $100,300
Arne H. Carlson**                                                          373,750
Philip J. Carroll, Jr.***                                                        0
Patricia M. Flynn                                                           64,592
Anne P. Jones                                                              131,283
Jeffrey Laikind                                                            140,683
Stephen R. Lewis, Jr.                                                      109,675
Catherine James Paglia                                                      28,333
Vikki L. Pryor                                                              77,767
Alan K. Simpson***                                                         127,933
Alison Taunton-Rigby                                                       129,183


  * Board member compensation is a combination of a base fee and meeting fees. No fees or expenses are paid to Board members until the assets of a fund reach $20 million.

 ** Mr. Carlson served as Chair of the Boards through Dec. 31, 2006. The amount listed is Mr. Carlson's compensation for serving as Chair of the Boards. Mr. Carlson was compensated by the Funds through Board Services Corporation, a company providing administrative services to the Boards. He is also provided health, retirement and other benefits.

*** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. Simpson retired as a member of the Board, effective Sept. 14, 2006.


The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent directors of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the Independent Directors, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between
2.5 and 3 times the level of compensation paid to other Independent Directors.



Statement of Additional Information - Dec. 29, 2006                   Page 169

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.


            TABLE 32. BOARD MEMBER COMPENSATION - INDIVIDUAL FUNDS



                                                                              AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------------------
                   FUND                                  BLATZ     CARLSON*    CARROLL**     FLYNN       JONES      LAIKIND
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                 ***         ***         ***         ***         ***         ***
Portfolio Builder Conservative                               ***         ***         ***         ***         ***         ***
Portfolio Builder Moderate                                   ***         ***         ***         ***         ***         ***
Portfolio Builder Moderate Aggressive                        ***         ***         ***         ***         ***         ***
Portfolio Builder Moderate Conservative                      ***         ***         ***         ***         ***         ***
Portfolio Builder Total Equity                               ***         ***         ***         ***         ***         ***
Small Company Index - total                                  225       5,330       1,571       1,858       1,963         608
  Amount deferred                                              0           0       1,571         929           0           0
S&P 500 Index - total                                        167       1,145       1,071       1,250       1,354         450
  Amount deferred                                              0           0       1,071         625           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value - total                                         350       5,633       1,319       1,775       1,828         717
  Amount deferred                                              0           0       1,319         888           0           0
Precious Metals and Mining - total                           175         520         919       1,150       1,203         442
     Amount deferred                                           0           0         919         575           0           0
Small Cap Advantage - total                                  300       3,347       1,253       1,650       1,703         650
     Amount deferred                                           0           0       1,253         825           0           0
Small Cap Growth - total                                     175       1,047         986       1,225       1,278         458
     Amount deferred                                           0           0         986         613           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                         ***         ***         ***         ***         ***         ***
Retirement Plus 2015                                         ***         ***         ***         ***         ***         ***
Retirement Plus 2020                                         ***         ***         ***         ***         ***         ***
Retirement Plus 2025                                         ***         ***         ***         ***         ***         ***
Retirement Plus 2030                                         ***         ***         ***         ***         ***         ***
Retirement Plus 2035                                         ***         ***         ***         ***         ***         ***
Retirement Plus 2040                                         ***         ***         ***         ***         ***         ***
Retirement Plus 2045                                         ***         ***         ***         ***         ***         ***

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth - total                                    392       2,651         653       1,100       1,153         708
     Amount deferred                                           0           0         653         550           0           0
Fundamental Growth - total                                   567         909         903       1,567       1,619         967
     Amount deferred                                           0           0         903         783           0           0
Fundamental Value - total                                    633       5,467         803       1,517       1,569       1,000
     Amount deferred                                           0           0         803         758           0           0
High Yield Bond - total                                      933       9,754         903       1,933       1,986       1,333
     Amount deferred                                           0           0         903         967           0           0

                                                                     AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------
                                                                                                       TAUNTON-
                   FUND                                  LEWIS      PAGLIA       PRYOR     SIMPSON**    RIGBY
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                 ***         ***         ***         ***         ***
Portfolio Builder Conservative                               ***         ***         ***         ***         ***
Portfolio Builder Moderate                                   ***         ***         ***         ***         ***
Portfolio Builder Moderate Aggressive                        ***         ***         ***         ***         ***
Portfolio Builder Moderate Conservative                      ***         ***         ***         ***         ***
Portfolio Builder Total Equity                               ***         ***         ***         ***         ***
Small Company Index - total                                2,264       2,008           0       1,808       2,008
  Amount deferred                                            737         225                       0           0
S&P 500 Index - total                                      1,655       1,400           0       1,200       1,400
  Amount deferred                                            531         167                       0           0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value - total                                       2,129       1,875          67       1,725       1,875
  Amount deferred                                            532         400           0           0           0
Precious Metals and Mining - total                         1,504       1,250           8       1,100       1,250
     Amount deferred                                         376         225           0           0           0
Small Cap Advantage - total                                2,004       1,750          50       1,600       1,750
     Amount deferred                                         501         350           0           0           0
Small Cap Growth - total                                   1,579       1,325           8       1,175       1,325
     Amount deferred                                         395         225           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010                                         ***         ***         ***         ***         ***
Retirement Plus 2015                                         ***         ***         ***         ***         ***
Retirement Plus 2020                                         ***         ***         ***         ***         ***
Retirement Plus 2025                                         ***         ***         ***         ***         ***
Retirement Plus 2030                                         ***         ***         ***         ***         ***
Retirement Plus 2035                                         ***         ***         ***         ***         ***
Retirement Plus 2040                                         ***         ***         ***         ***         ***
Retirement Plus 2045                                         ***         ***         ***         ***         ***

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth - total                                  1,453       1,200         225       1,100       1,200
     Amount deferred                                         363         442           0           0           0
Fundamental Growth - total                                 1,919       1,667         250       1,567       1,667
     Amount deferred                                         480         617           0           0           0
Fundamental Value - total                                  1,869       1,617         350       1,517       1,617
     Amount deferred                                         467         683           0           0           0
High Yield Bond - total                                    2,286       2,033         517       1,933       2,033
     Amount deferred                                         571         983           0           0           0



Statement of Additional Information - Dec. 29, 2006                   Page 170

                                                                              AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------------------

                   FUND                                  BLATZ     CARLSON*    CARROLL**     FLYNN       JONES      LAIKIND
----------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                  ***         ***         ***         ***         ***         ***
Income Builder Enhanced Income                               ***         ***         ***         ***         ***         ***
Income Builder Enhanced Income                               ***         ***         ***         ***         ***         ***
Select Value - total                                         508       2,999         803       1,392       1,444         875
     Amount deferred                                           0           0         803         696           0           0
Short Duration U.S. Government - total                       458       5,067         803       1,342       1,394         825
     Amount deferred                                           0           0         803         671           0           0
Small Cap Equity - total                                     375       1,681         653       1,083       1,136         692
     Amount deferred                                           0           0         653         542           0           0
Small Cap Value - total                                      617       4,732         953       1,675       1,728       1,033
     Amount deferred                                           0           0         953         838           0           0
U.S. Government Mortgage - total                             383       1,165         703       1,150       1,203         717
     Amount deferred                                           0           0         703         575           0           0
Value - total                                                425       2,022         753       1,250       1,303         775
     Amount deferred                                           0           0         753         625           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity - total                                 800       6,542         803       1,700       1,753       1,200
     Amount deferred                                           0           0         803         850           0           0
Real Estate - total                                          725         982         594       1,375       1,428       1,042
     Amount deferred                                           0           0         594         688           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management - total                                    1,875      19,387       1,250       3,450       3,516       2,675
     Amount deferred                                           0           0       1,250       1,725           0           0
Core Bond - total                                            558       1,095         383       1,050       1,116         925
     Amount deferred                                           0           0         383         525           0           0
Disciplined Equity - total                                   992       9,390         383       1,483       1,549       1,358
     Amount deferred                                           0           0         383         742           0           0
Disciplined Small and Mid Cap Equity****
Disciplined Small Cap Value****
Floating Rate - total                                        383       1,343           0         433         549         483
     Amount deferred                                           0           0           0         217           0           0
Growth - total                                             1,533      16,435         583       2,275       2,341       2,000
     Amount deferred                                           0           0         583       1,138           0           0
Income Opportunities - total                                 642       1,733         417       1,175       1,241       1,025
     Amount deferred                                           0           0         417         588           0           0
Inflation Protected Securities - total                       617       1,377         383       1,108       1,174         983
     Amount deferred                                           0           0         383         554           0           0
Large Cap Equity - total                                   2,917      40,104         750       3,867       3,932       3,467
     Amount deferred                                           0           0         750       1,933           0           0
Large Cap Value - total                                      558         473         383       1,050       1,116         925
     Amount deferred                                           0           0         383         525           0           0
Limited Duration Bond - total                                558         763         383       1,050       1,116         925
     Amount deferred                                           0           0           0         525           0           0

                                                                     AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------
                                                                                                       TAUNTON-
                   FUND                                  LEWIS      PAGLIA       PRYOR     SIMPSON**    RIGBY
----------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                                  ***         ***         ***         ***         ***
Income Builder Enhanced Income                               ***         ***         ***         ***         ***
Income Builder Enhanced Income                               ***         ***         ***         ***         ***
Select Value - total                                       1,744       1,492         275       1,392       1,492
     Amount deferred                                         436         558           0           0           0
Short Duration U.S. Government - total                     1,694       1,442         292       1,342       1,442
     Amount deferred                                         424         508           0           0           0
Small Cap Equity - total                                   1,436       1,183         208       1,083       1,183
     Amount deferred                                         359         425           0           0           0
Small Cap Value - total                                    2,028       1,775         333       1,675       1,775
     Amount deferred                                         507         667           0           0           0
U.S. Government Mortgage - total                           1,503       1,250         200       1,150       1,250
     Amount deferred                                         376         433           0           0           0
Value - total                                              1,603       1,350         225       1,250       1,350
     Amount deferred                                         401         475           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend Opportunity - total                               2,003       1,750         500       1,700       1,750
     Amount deferred                                         501         850           0           0           0
Real Estate - total                                        1,678       1,425         558       1,375       1,425
     Amount deferred                                         419         775           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management - total                                    3,766       3,566       1,342       3,566       3,500
     Amount deferred                                         941       1,991           0           0           0
Core Bond - total                                          1,366       1,166         392       1,166       1,100
     Amount deferred                                         341         674           0           0           0
Disciplined Equity - total                                 1,799       1,599         825       1,599       1,533
     Amount deferred                                         450       1,107           0           0           0
Disciplined Small and Mid Cap Equity****
Disciplined Small Cap Value****
Floating Rate - total                                        549         449         383         549         383
     Amount deferred                                         137         449           0           0           0
Growth - total                                             2,591       2,391       1,250       2,391       2,325
     Amount deferred                                         648       1,649           0           0           0
Income Opportunities - total                               1,491       1,291         442       1,291       1,225
     Amount deferred                                         373         757           0           0           0
Inflation Protected Securities - total                     1,424       1,224         433       1,224       1,158
     Amount deferred                                         356         732           0           0           0
Large Cap Equity - total                                   4,182       3,982       2,600       3,982       3,917
     Amount deferred                                       1,046       3,032           0           0           0
Large Cap Value - total                                    1,366       1,166         392       1,166       1,100
     Amount deferred                                         341         674           0           0           0
Limited Duration Bond - total                              1,366       1,166         392       1,166       1,100
     Amount deferred                                         341         674           0           0           0




Statement of Additional Information - Dec. 29, 2006                   Page 171

                                                                              AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------------------

                   FUND                                  BLATZ     CARLSON*    CARROLL**     FLYNN       JONES      LAIKIND
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(a) - total                             567         911         594       1,217       1,385         933
     Amount deferred                                           0           0         594         608           0           0
Diversified Bond - total                                   1,783      14,284         750       2,783       2,849       2,433
     Amount deferred                                           0           0         750       1,392           0           0
Massachusetts Tax-Exempt(a) - total                          567         296         594       1,217       1,385         933
                                                               0           0         594         608           0           0
     Amount deferred
Michigan Tax-Exempt(a) - total                               567         248         594       1,217       1,385         933
     Amount deferred                                           0           0         594         608           0           0
Minnesota Tax-Exempt(a) - total                              658       1,714         678       1,408       1,577       1,058
     Amount deferred                                           0           0         678         704           0           0
New York Tax-Exempt(a) - total                               567         355         594       1,217       1,385         933
     Amount deferred                                           0           0         594         608           0           0
Ohio Tax-Exempt(a) - total                                   567         244         594       1,217       1,385         933
     Amount deferred                                           0           0         594         608           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced - total                                           1,150       5,801         250       1,525       1,541       1,550
     Amount deferred                                           0           0         250         763           0           0
Diversified Equity Income - total                          3,175      32,336         333       3,675       3,691       3,658
     Amount deferred                                           0           0         333       1,837           0           0
Mid Cap Value - total                                      1,375       8,229         250       1,750       1,766       1,775
     Amount deferred                                           0           0         250         875           0           0
Strategic Allocation - total                               1,125       6,367         233       1,475       1,491       1,508
     Amount deferred                                           0           0         233         738           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income(b) - total                58         198           0           8          58          58
     Amount deferred                                           0           0           0           4           0           0
Disciplined International Equity(c) - total                   58         135           0           8          58          58
     Amount deferred                                           0           0           0           4           0           0
Emerging Markets - total                                   1,000       2,505         158       1,217       1,282       1,367
     Amount deferred                                           0           0         158         608           0           0
Emerging Markets Bond(d) - total                             383         242           0         333         499         433
     Amount deferred                                           0           0           0         167           0           0
European Equity - total                                      783         535         158       1,000       1,066       1,150
     Amount deferred                                           0           0         158         500           0           0
Global Bond - total                                          975       2,481         158       1,192       1,257       1,342
     Amount deferred                                           0           0         158         596           0           0
Global Equity - total                                      1,067       3,369         158       1,283       1,349       1,433
     Amount deferred                                           0           0         158         642           0           0
Global Technology - total                                    758         727         150         958       1,024       1,108
     Amount deferred                                           0           0         150         479           0           0

                                                                     AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------
                                                                                                       TAUNTON-
                   FUND                                  LEWIS      PAGLIA       PRYOR     SIMPSON**    RIGBY
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
California Tax-Exempt(a) - total                           1,635       1,332         400       1,332       1,267
     Amount deferred                                         409         682           0           0           0
Diversified Bond - total                                   3,099       2,899       1,350       2,899       2,833
     Amount deferred                                         775       1,899           0           0           0
Massachusetts Tax-Exempt(a) - total                        1,635       1,332         400       1,332       1,267
                                                             409         682           0           0           0
     Amount deferred
Michigan Tax-Exempt(a) - total                             1,635       1,332         400       1,332       1,267
     Amount deferred                                         409         682           0           0           0
Minnesota Tax-Exempt(a) - total                            1,827       1,524         458       1,524       1,458
     Amount deferred                                         457         774           0           0           0
New York Tax-Exempt(a) - total                             1,635       1,332         400       1,332       1,267
     Amount deferred                                         409         682           0           0           0
Ohio Tax-Exempt(a) - total                                 1,635       1,332         400       1,332       1,267
     Amount deferred                                         409         682           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced - total                                           1,741       1,591         950       1,591       1,525
     Amount deferred                                         435       1,266           0           0           0
Diversified Equity Income - total                          3,891       3,741       2,808       3,741       3,675
     Amount deferred                                         973       3,291           0           0           0
Mid Cap Value - total                                      1,966       1,816       1,092       1,816       1,750
     Amount deferred                                         491       1,491           0           0           0
Strategic Allocation - total                               1,691       1,541         942       1,541       1,475
     Amount deferred                                         423       1,241           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Absolute Return Currency and Income(b) - total                 8           8          58           0           8
     Amount deferred                                           2           8           0           0           0
Disciplined International Equity(c) - total                    8           8          58           0           8
     Amount deferred                                           2           8           0           0           0
Emerging Markets - total                                   1,432       1,282         800       1,257       1,217
     Amount deferred                                         358       1,066           0           0           0
Emerging Markets Bond(d) - total                             449         399         383         441         333
     Amount deferred                                         112         399           0           0           0
European Equity - total                                    1,216       1,066         617       1,057       1,000
     Amount deferred                                         304         849           0           0           0
Global Bond - total                                        1,407       1,257         758       1,232       1,192
     Amount deferred                                         352       1,041           0           0           0
Global Equity - total                                      1,499       1,349         850       1,307       1,283
     Amount deferred                                         375       1,132           0           0           0
Global Technology - total                                  1,174       1,024         608       1,016         958
     Amount deferred                                         294         824           0           0           0



Statement of Additional Information - Dec. 29, 2006                   Page 172

                                                                              AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------------------

                   FUND                                  BLATZ     CARLSON*    CARROLL**     FLYNN       JONES      LAIKIND
----------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth - total                      950       2,130         175       1,200       1,266       1,350
     Amount deferred                                           0           0         175         600           0           0
International Equity - total                                 783         864         158       1,000       1,066       1,150
     Amount deferred                                           0           0         158         500           0           0
International Opportunity - total                          1,033       2,865         175       1,283       1,349       1,433
     Amount deferred                                           0           0         175         642           0           0
International Select Value - total                         1,483       8,913         158       1,700       1,766       1,850
     Amount deferred                                           0           0         158         850           0           0
International Small Cap - total                              783         492         158       1,000       1,066       1,150
     Amount deferred                                           0           0         158         500           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt - total                              N/A         501       1,254       1,142       1,304         158
     Amount deferred                                                       0       1,254         571           0           0
Mid Cap Growth - total                                       N/A       7,894       2,554       2,333       2,604         267
     Amount deferred                                                       0       2,554       1,667           0           0
Tax-Exempt Bond - total                                      N/A       4,275       1,654       1,508       1,704         192
     Amount deferred                                                       0       1,654         754           0           0
Tax-Exempt High Income - total                               N/A      16,169       2,154       1,967       2,204         233
     Amount deferred                                                       0       2,154         983           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market - total                              N/A         577       1,196       1,200       1,304         217
     Amount deferred                                                       0       1,196         600           0           0

                                                                     AGGREGATE COMPENSATION FROM FUND
                                                      ----------------------------------------------------------
                                                                                                       TAUNTON-
                   FUND                                  LEWIS      PAGLIA       PRYOR     SIMPSON*     RIGBY
----------------------------------------------------------------------------------------------------------------
International Aggressive Growth - total                    1,416       1,266         750       1,241       1,200
     Amount deferred                                         354       1,016           0           0           0
International Equity - total                               1,216       1,066         617       1,057       1,000
     Amount deferred                                         304         849           0           0           0
International Opportunity - total                          1,499       1,349         817       1,316       1,283
     Amount deferred                                         375       1,099           0           0           0
International Select Value - total                         1,916       1,766       1,300       1,657       1,700
     Amount deferred                                         479       1,549           0           0           0
International Small Cap - total                            1,216       1,066         617       1,057       1,000
     Amount deferred                                         304         849           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt - total                            1,605       1,300         N/A         900       1,300
     Amount deferred                                         539           0                       0           0
Mid Cap Growth - total                                     2,905       2,600                   2,200       2,600
     Amount deferred                                         981           0         N/A           0           0
Tax-Exempt Bond - total                                    2,005       1,700                   1,300       1,700
     Amount deferred                                         675           0         N/A           0           0
Tax-Exempt High Income - total                             2,505       2,200         N/A       1,800       2,200
     Amount deferred                                         845           0                       0           0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market - total                            1,605       1,350         N/A         950       1,350
     Amount deferred                                         535           0                       0           0



   * Arne H. Carlson served as Chair of the Board through December 2006, and for the period was compensated by the Funds through Board Services Corporation. For Mr. Carlson, aggregate compensation is based on the total compensation from RiverSource Funds provided in Table 31, and is estimated for each fund based on the relative net assets of all Funds as of July 24, 2006.

  ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005.
     Mr. Simpson retired as a member of the Board, effective Sept. 14, 2006. *** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Funds-of-Funds invests.
**** No fees or expenses are paid to Board members until the assets of a fund reach $20 million.

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is for the period from July 1, 2005 through Aug. 31, 2006.

(b) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
(c) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(d) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.



Statement of Additional Information - Dec. 29, 2006                   Page 173

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 33. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder     Charles Schwab & Co., Inc.
Aggressive            (Charles Schwab) a brokerage
                      Firm in San Francisco, CA                                                       84.12%
                      Ameriprise Financial, Inc.
                      Minneapolis, MN                                                                 15.88%

Portfolio Builder     Charles Schwab                                                                  55.17%
Conservative          Ameriprise Financial                                                            44.83%

Portfolio Builder     Charles Schwab                                                                  68.55%
Moderate              Ameriprise Financial                                                            31.45%

Portfolio Builder     Charles Schwab                                                                  84.70%
Moderate
Aggressive            Ameriprise Financial                                                            15.30%

Portfolio Builder     Charles Schwab                                                                  60.34%
Moderate
Conservative          Ameriprise Financial                                                            39.66%

Portfolio Builder     Charles Schwab                                                                  93.53%
Total Equity          Ameriprise Financial                                                             6.47%

Small Company Index   Charles Schwab                        9.81%
                      Ameriprise Trust Company
                      Minneapolis, MN                                                                 85.60%
                      Met Life
                      Jersey City, NJ                                                                 11.39%
S&P 500 Index**       Charles Schwab
                      Ameriprise Financial

FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value          Ameriprise Financial                                                 100.00%
                      Ameriprise Trust Company                                                        98.35%
                      John C. Mullarkey
                      Willowbrook, IL                                            6.84%

Precious Metals and   Charles Schwab                        14.56%                                    97.62%
Mining                John E. Bridgman                                           6.78%
                      Minneapolis, MN
                      Richard L. Venable and
                      Susan Angela Venable
                      Argyle, TX                                                 8.42%
                      Ameriprise Financial                                                 100.00%



Statement of Additional Information - Dec. 29, 2006                   Page 174

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage   Charles Schwab                        16.61%                                    99.64%
                      Portfolio Builder Aggressive Fund                                      19.94%
                      Portfolio Builder Moderate Fund                                        19.68%
                      Portfolio Builder Moderate
                      Aggressive Fund                                                        32.28%
                      Portfolio Builder Moderate
                      Conservative Fund                                                       5.30%
                      Portfolio Builder Total Equity                                         21.13%
                      Fund

Small Cap Growth      Charles Schwab                        14.59%                                    42.27%
                      Portfolio Builder Aggressive Fund                                      20.04%
                      Portfolio Builder Moderate Fund                                        19.78%
                      Portfolio Builder Moderate
                      Aggressive Fund                                                        31.91%
                      Portfolio Builder Moderate
                      Conservative Fund                                                       5.41%
                      Portfolio Builder Total Equity
                      Fund                                                                   21.14%
                      Ameriprise Trust Company                                                        57.15%
FUNDS WITH FISCAL PERIOD ENDING APRIL 30
Retirement Plus 2010  N/A
Retirement Plus 2015  N/A
Retirement Plus 2020  N/A
Retirement Plus 2025  N/A
Retirement Plus 2030  N/A
Retirement Plus 2035  N/A
Retirement Plus 2040  N/A
Retirement Plus 2045  N/A

FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth     Charles Schwab                         N/A        N/A        N/A        N/A      82.98%
                      Portfolio Builder Aggressive Fund      N/A        N/A        N/A      19.89%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      19.82%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      32.06%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       5.40%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      21.27%      N/A
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      17.02%


Statement of Additional Information - Dec. 29, 2006                   Page 175

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
Fundamental           Charles Schwab                        5.16%       N/A        N/A        N/A      70.33%
Growth                Portfolio Builder Aggressive Fund      N/A        N/A        N/A      19.91%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      19.80%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      32.05%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       5.40%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      21.30%      N/A
                      Taylor Ambe-Crain Partnership,
                      Westlake Vlg, CA                       N/A        N/A      24.66%       N/A       N/A
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      29.67%       83.16%*

Fundamental           Charles Schwab                        14.83%      N/A        N/A        N/A      98.43%
Value                 Portfolio Builder Aggressive Fund      N/A        N/A        N/A      19.90%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      19.82%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      32.08%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       5.38%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      21.27%      N/A

High Yield Bond       Charles Schwab                       10.83%       N/A        N/A        N/A      57.14%
                      Income Builder Basic Income            N/A        N/A        N/A      14.23%      N/A
                      Income Builder Enhanced Income         N/A        N/A        N/A      45.78%      N/A
                      Income Builder Moderate Income         N/A        N/A        N/A      39.81%      N/A
                      Met Life Securities, Jersey City,
                      NJ                                     N/A        N/A        N/A        N/A      42.86%

Income Builder        Charles Schwab                       27.44%       N/A        N/A        N/A      81.68%
Basic Income          Eugene L. and Tempie C. Drawdy,
                      Hortense, GA                           N/A        N/A       8.71%       N/A       N/A
                      Janice C. Jones, Towson, MD            N/A        N/A       8.51%       N/A       N/A
                      Paulette Bogdanoff/Daniel Cohen
                      Irrev. Income Trust, Manalapan, NJ     N/A        N/A       8.45%       N/A       N/A
                      Robert D. and Helen F. Galusha,
                      Fonda, NY                              N/A        N/A       5.76%       N/A       N/A
                      Frederick Bond Christie,
                      Memphis, TN                            N/A        N/A       5.53%       N/A       N/A
                      Dennis Anderson, Londonderry,
                      NH                                     N/A        N/A       5.16%       N/A       N/A
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      18.32%

Income Builder        Charles Schwab                       40.35%       N/A        N/A        N/A      69.18%
Enhanced
Income
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      30.82%

Income Builder        Charles Schwab                       41.15%       N/A        N/A        N/A      83.56%
Moderate Income       Alan and Shirley Hodder,
                      Portland, ME                           N/A        N/A       7.21%       N/A       N/A
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      16.44%



Statement of Additional Information - Dec. 29, 2006                   Page 176

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------

Select Value          Charles Schwab                        9.56%       N/A        N/A        N/A      78.83%
                      Portfolio Builder Aggressive Fund      N/A        N/A        N/A      19.85%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      19.71%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      32.30%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       5.31%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      21.24%      N/A
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder     Charles Schwab & Co., Inc.
Aggressive

Short Duration        Charles Schwab                        9.93%       N/A        N/A        N/A       N/A
U.S. Government       Portfolio Builder Aggressive Fund      N/A        N/A        N/A       9.42%      N/A
                      Portfolio Builder
                      Conservative Fund                      N/A        N/A        N/A      30.12%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A       5.14%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      16.30%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A      39.00%      N/A
                      Ameriprise Trust Company               N/A        N/A        N/A        N/A      94.03%

Small Cap Equity      Charles Schwab                       12.04%       N/A        N/A        N/A      16.65%

                      Portfolio Builder Aggressive Fund      N/A        N/A        N/A      19.88%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      19.74%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      32.03%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       5.39%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      21.38%      N/A
                      Ameriprise Trust Company               N/A        N/A        N/A        N/A     83.03%

Small Cap Value       Charles Schwab                       19.99%       N/A        N/A        N/A     94.53%
                      Portfolio Builder Aggressive Fund      N/A        N/A        N/A      19.84%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      19.70%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      32.29%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       5.31%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      21.24%      N/A
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      5.47%

U.S.                  Charles Schwab                       16.60%       N/A        N/A        N/A       N/A
Government
Mortgage
                      Wells Fargo Bank, Minneapolis,
                      MN                                     N/A        N/A        N/A        N/A     99.83%
                      Income Builder Basic Income            N/A        N/A        N/A      54.44%      N/A
                      Income Builder Enhanced Income         N/A        N/A        N/A      17.66%      N/A
                      Income Builder Moderate Income         N/A        N/A        N/A      27.81%      N/A


Statement of Additional Information - Dec. 29, 2006                   Page 177

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
Value                 Charles Schwab                       12.25%       N/A        N/A        N/A     90.86%
                      Portfolio Builder Aggressive Fund      N/A        N/A        N/A      19.90%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      19.81%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      32.07%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       5.40%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      21.30%      N/A
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      9.14%

FUNDS WITH FISCAL PERIOD ENDING JUNE 30
Dividend              Charles Schwab                       12.41%       N/A        N/A        N/A    100.00%
Opportunity           Income Builder Basic Income            N/A        N/A        N/A      10.26%      N/A
                      Income Builder Enhanced Income         N/A        N/A        N/A      13.68%      N/A
                      Income Builder Moderate Income         N/A        N/A        N/A      29.02%      N/A
                      Portfolio Builder Aggressive Fund      N/A        N/A        N/A       9.24%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A       9.57%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      15.04%      N/A

                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      9.99%       N/A

Real Estate           Charles Schwab                       12.86%       N/A        N/A        N/A     93.49%
                      Ameriprise Financial                   N/A        N/A        N/A        N/A      6.51%        29.63%*
                      Income Builder Enhanced Income         N/A        N/A        N/A       5.60%      N/A
                      Income Builder Moderate Income         N/A        N/A        N/A       5.84%      N/A
                      Portfolio Builder Aggressive Fund      N/A        N/A        N/A      14.75%      N/A
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      23.74%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      29.55%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      12.99%      N/A

FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management       Ameriprise Trust Company               N/A        N/A        N/A        N/A     96.52%
                      Income Builder Basic Income            N/A        N/A        N/A      19.72%      N/A
                      Income Builder Moderate Income         N/A        N/A        N/A      28.22%      N/A
                      Portfolio Builder Conservative
                      Fund                                   N/A        N/A        N/A      22.71%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A      24.18%      N/A



Statement of Additional Information - Dec. 29, 2006                   Page 178

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
Core Bond             IDS Life Insurance Company,
                      Minneapolis, MN                        N/A        N/A        N/A        N/A      9.30%
                      Charles Schwab                       12.60%       N/A        N/A        N/A     90.70%
                      Jack L. and Joy A. Hershberger,
                      Grand Blanc, MI                        N/A        N/A       8.03%       N/A       N/A
                      Frank S. Gregory, Derry, NH            N/A        N/A       6.99%       N/A       N/A
                      Constance T. Gerardi,
                      Libertyville, IL                       N/A        N/A       6.74%       N/A       N/A
                      Dorothy J. Hostetler, Hobart, IN       N/A        N/A       5.37%       N/A       N/A
                      Troy Crow, Yakima, WA                  N/A        N/A       5.32%       N/A       N/A
                      Portfolio Builder Conservative
                      Fund                                   N/A        N/A        N/A      16.88%      N/A         78.86%*
                      Portfolio Builder Moderate Fund        N/A        N/A        N/A      42.21%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      26.93%      N/A
                      Portfolio Builder Moderate
                      Conservative Fund                      N/A        N/A        N/A       9.67%      N/A

Disciplined           Portfolio Builder Aggressive Fund      N/A        N/A        N/A      17.27%      N/A
Equity                Portfolio Builder Moderate Fund        N/A        N/A        N/A      17.20%      N/A
                      Portfolio Builder Moderate
                      Aggressive Fund                        N/A        N/A        N/A      28.01%      N/A
                      Portfolio Builder Total Equity
                      Fund                                   N/A        N/A        N/A      18.79%      N/A
                      Ameriprise Trust Company               N/A        N/A        N/A        N/A     99.24%

Disciplined Small     Ameriprise Financial                 93.90%     16.02%    100.00%       N/A     85.93%        93.60%*
and Mid Cap
Equity
                      Charles Schwab                         N/A        N/A       N/A        N/A      14.07%
                      Caroline and Frank Milano,
                      Massapequa, NY                         N/A      13.08%      N/A        N/A        N/A
                      Davida M. Pearson, La Habra, CA        N/A      12.93%      N/A        N/A        N/A
                      William R. and Mary R. Nordstrom,
                      Omaha, NE                              N/A      11.95%      N/A        N/A        N/A
                      Lynn M. Mc Nish, Eau Claire, WI        N/A       8.89%      N/A        N/A        N/A
                      Mario and Vincenza Scotto,
                      Du Bois, PA                            N/A       5.58%      N/A        N/A        N/A
                      Harold D. and Charlene R. Vote,
                      Evansville, IN                         N/A       5.38%      N/A        N/A        N/A
                      Sandra E. Gibson, Hollywood, FL        N/A       5.33%      N/A        N/A        N/A
                      Thomas E. and Gail A. Kushka,
                      Springfield, MA                        N/A       5.22%      N/A        N/A        N/A
                      Retirement Plus 2010                   N/A        N/A       N/A       8.78%       N/A
                      Retirement Plus 2020                   N/A        N/A       N/A      15.61%       N/A
                      Retirement Plus 2030                   N/A        N/A       N/A      13.36%       N/A
                      Retirement Plus 2040                   N/A        N/A       N/A      51.70%       N/A


Statement of Additional Information - Dec. 29, 2006                   Page 179

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
Disciplined Small         Ameriprise Financial              84.33%      N/A     33.71%       N/A      100.00%         86.91%*
Cap Value                 Brenda W. and David N. Moses,
                          Minneapolis, MN                     N/A      6.64%      N/A        N/A        N/A
                          Robert K. and Sandra L. Orr,
                          Springvale, ME                      N/A      5.36%      N/A        N/A        N/A
                          Kenneth and Donna Oaks, Bedford,
                          NH                      N/A        5.24%      N/A       N/A        N/A
                          Jack M. and Marsha H. Clark,
                          Apple Valley, CA                    N/A       N/A     35.25%       N/A        N/A
                          Ernest E. and Carol A. Boyce,
                          Southfield, MI                      N/A       N/A     15.73%       N/A        N/A
                          Robert and Lynn M. Schuster,
                          Richardson, TX                      N/A       N/A     15.31%       N/A        N/A
                          Income Builder Basic Income         N/A       N/A       N/A      18.60%       N/A
                          Income Builder Enhanced Income      N/A       N/A       N/A      35.78%       N/A
                          Income Builder Moderate Income      N/A       N/A       N/A      45.36%       N/A

Floating Rate             Charles Schwab                    65.26%      N/A       N/A        N/A      83.11%
                          Ameriprise Financial                N/A       N/A       N/A        N/A      16.89%
                          Earl and Sue Ellen Barton,
                          Temperance, MI                      N/A       N/A      5.01%       N/A        N/A
                          Income Builder Basic Income         N/A       N/A       N/A      11.40%       N/A
                          Income Builder Enhanced Income      N/A       N/A       N/A      29.15%       N/A
                          Income Builder Moderate Income      N/A       N/A       N/A      34.10%       N/A
                          Income Builder Aggressive Income    N/A       N/A       N/A       5.14%       N/A
                          Income Builder Moderate Fund        N/A       N/A       N/A       6.65%       N/A
                          Income Builder Moderate
                          Aggressive Fund                     N/A       N/A       N/A      11.35%       N/A

Growth                    Charles Schwab                     8.01%      N/A       N/A        N/A        N/A
                          Ameriprise Trust Company            N/A       N/A       N/A        N/A      98.77%
                          Portfolio Builder Aggressive Fund   N/A       N/A       N/A      19.90%       N/A
                          Portfolio Builder Moderate Fund     N/A       N/A       N/A      19.67%       N/A
                          Portfolio Builder Moderate
                          Aggressive Fund                     N/A       N/A       N/A      32.17%       N/A
                          Portfolio Builder Moderate
                          Conservative Fund                   N/A       N/A       N/A       5.19%       N/A
                          Portfolio Builder Total Equity
                          Fund                                N/A       N/A       N/A      21.17%       N/A

Income Opportunities      Charles Schwab                    17.46%      N/A       N/A        N/A      96.85%
                          Portfolio Builder Aggressive Fund   N/A       N/A       N/A      12.12%       N/A           27.36%*
                          Portfolio Builder Moderate Fund     N/A       N/A       N/A      59.30%       N/A
                          Portfolio Builder Moderate
                          Aggressive Fund                     N/A       N/A       N/A      20.80%       N/A
                          Portfolio Builder Moderate
                          Conservative Fund                   N/A       N/A       N/A       7.77%       N/A



Statement of Additional Information - Dec. 29, 2006                   Page 180

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
Inflation               Charles Schwab                       17.95%       N/A       N/A        N/A        N/A
Protected               IDS Life Insurance Company,
Securities              Minneapolis, MN                        N/A        N/A       N/A        N/A     100.00%
                        Income Builder Moderate
                        Income Fund                            N/A        N/A       N/A       5.67%       N/A             53.97%*
                        Portfolio Builder Aggressive Fund      N/A        N/A       N/A       5.15%       N/A
                        Portfolio Builder Conservative
                        Fund                                   N/A        N/A       N/A       5.03%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      31.08%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      37.88%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A      10.97%       N/A

Large Cap Equity        Ameriprise Trust Company               N/A        N/A       N/A        N/A      91.29%
                        Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.89%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      19.70%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.25%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.16%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      21.64%       N/A

Large Cap Value         Charles Schwab                       14.49%       N/A       N/A        N/A      65.23%
                        Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.71%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      19.64%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.18%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.15%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      21.86%       N/A
                        Ameriprise Financial                   N/A        N/A       N/A        N/A      34.77%

Limited                 Charles Schwab                       20.06%       N/A       N/A        N/A      83.70%
Duration Bond           John W. and Cecelia E. Kramar,
                        Hacienda Hgts, CA                      N/A        N/A     14.35%       N/A        N/A
                        Michael N. Stanley,
                        Palm Springs, CA                       N/A        N/A      6.62%       N/A        N/A
                        Rita R. and Lawrence E. Dale,
                        Barstow, CA                            N/A        N/A      5.48%       N/A        N/A
                        Donald and Elizabeth L. Snow,
                        Derry, NH                              N/A        N/A      5.30%       N/A        N/A
                        Portfolio Builder Conservative
                        Fund                                   N/A        N/A       N/A      41.92%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A      57.56%       N/A
                         Amerprise Financial                   N/A        N/A       N/A        N/A     100.00%            43.28%*



Statement of Additional Information - Dec. 29, 2006                   Page 181

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

California              Linda A. Wochnik, Sierra Madre,
Tax-Exempt(a)           CA                                     N/A       7.38%      N/A        N/A        N/A
                        Ameriprise Financial                   N/A        N/A       N/A        N/A     100.00%
                        Arthur Mendel and Dorothy Mendel
                        as the Trustees of the Dorothy
                        M. Mendel Irrev. Trust,
                        Richmond, CA                           N/A        N/A      8.18%       N/A        N/A

Diversified Bond        Charles Schwab                        6.47%       N/A       N/A        N/A        N/A
                        Ameriprise Trust Company               N/A        N/A       N/A        N/A      96.67%
                        Portfolio Builder Aggressive
                        Fund                                   N/A        N/A       N/A      13.09%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      37.93%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      34.23%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A      11.87%       N/A

Massachusetts           Charles Schwab                        5.73%       N/A       N/A        N/A        N/A
Tax-Exempt(a)           Ameriprise Financial                   N/A        N/A       N/A        N/A     100.00%
                        June P. Venette and Norman E.
                        Venette as the Trustees of the
                        Norman E. Venette Revocable
                        Trust, Orange, MA                      N/A        N/A      15.53%      N/A        N/A
                        Rita Hashem, Tewksbury, MA             N/A        N/A      8.72%       N/A        N/A
                        Alphonse A. Di Nardo and
                        Linda Di Nardo, Leominster, MA         N/A        N/A      7.30%       N/A        N/A
                        Kevin H. and Nancy A. Aiken,
                        Athol, MA                              N/A        N/A      6.94%       N/A        N/A
                        Charles M. and Carol A. Breau,
                        Clinton, MA                            N/A        N/A      6.51%       N/A        N/A
                        Lillian R. Sanford, Haverhill, MA      N/A        N/A      6.48%       N/A        N/A

Michigan                Ameriprise Financial                   N/A        N/A       N/A        N/A     100.00%
Tax-Exempt(a)           Donald E. Baker and Stephen E.         N/A       5.95%      N/A        N/A        N/A
                        Baker, Dearborn Hts, MI
                        Chester V. Mysliwiec and
                        Rose M. Mysliwiec as the
                        Trustees of the Rose
                        M. Mysliwiec Living
                        Trust, Grand Rapids, MI                N/A       5.73%      N/A        N/A        N/A
                        Barry J. Fishman and
                        Teresa A. McMahon, as Trustees
                        for the Barry J. Fishman Living
                        Trust, Ann Arbor, MI                   N/A        N/A      7.52%       N/A        N/A
                        Francis D. and Isabel S. Kinser,
                        Waterford, MI                          N/A        N/A      5.63%       N/A        N/A
                        Carl L. and Marian A. Beaver,
                        Riga, MI                               N/A        N/A      5.57%       N/A        N/A
                        Lorne R. and Vivian T. Trainor,
                        Erie, MI                               N/A        N/A      5.38%       N/A        N/A

Minnesota               Ameriprise Financial                   N/A        N/A       N/A        N/A     100.00%
Tax-Exempt(a)


Statement of Additional Information - Dec. 29, 2006                   Page 182

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
New York                Charles Schwab                        5.48%       N/A       N/A        N/A        N/A
Tax-Exempt(a)           Ameriprise Financial                   N/A        N/A       N/A        N/A     100.00%
                        Charles D. Adler and Judith E.
                        Adler, New York, NY                    N/A        N/A      7.23%       N/A        N/A
                        Ena S. Ryan, Brooklyn, NY              N/A        N/A      5.31%       N/A        N/A
                        Arthur Ezersky and Sandra
                        Ezersky, Woodbury, NY                  N/A        N/A      5.01%       N/A        N/A

Ohio Tax-Exempt(a)      Ameriprise Financial                   N/A        N/A       N/A        N/A     100.00%
                        Richard L. Sears, Parma, OH            N/A        N/A      8.21%       N/A        N/A

                        Joseph A. Sears, Berea, OH             N/A        N/A      8.21%       N/A        N/A
                        James N. Sears, Columbus, OH           N/A        N/A      8.21%       N/A        N/A
                        David A. Sears, Brunswick, OH          N/A        N/A      5.82%       N/A        N/A
                        George and Ophelia M. Hill,
                        Cincinnati, OH                         N/A        N/A      5.40%       N/A        N/A

FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                Ameriprise Trust Company               N/A        N/A       N/A        N/A      99.77%

Diversified Equity      Charles Schwab                       24.59%       N/A       N/A        N/A        N/A
Income                  Portfolio Builder Aggressive Fund      N/A        N/A       N/A      32.41%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      20.02%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.41%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.50%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      20.82%       N/A
                        Ameriprise Trust Company               N/A        N/A       N/A        N/A      57.21%
                        Wells Fargo Bank, Minneapolis,
                        MN                                     N/A        N/A       N/A        N/A      16.44%
                        Holland American Life,
                        Minneapolis, MN                        N/A        N/A       N/A        N/A      12.93%

Mid Cap Value           Charles Schwab                       35.80%       N/A       N/A        N/A      98.04%
                        Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.58%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      20.04%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.58%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.41%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      20.78%       N/A
                        Ameriprise Trust Company               N/A        N/A       N/A        N/A      78.84%
                        John Hancock Life Insurance
                        Company, Buffalo, NY                   N/A        N/A       N/A        N/A      12.41%

Strategic Allocation    Charles Schwab                        9.08%       N/A       N/A        N/A      16.25%
                        Ameriprise Trust Company               N/A        N/A       N/A        N/A      83.75%


Statement of Additional Information - Dec. 29, 2006                   Page 183

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Absolute Return         Ameriprise Financial                100.00%    100.00%   100.00%      N/A     100.00%              100%*
Currency and Income     Income Builder Enhanced Income        N/A        N/A       N/A       8.84%       N/A
                        Income Builder Moderate Income        N/A        N/A       N/A      10.20%       N/A
                        Portfolio Builder Aggressive Fund     N/A        N/A       N/A      13.09%       N/A
                        Portfolio Builder Moderate Fund       N/A        N/A       N/A      21.28%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                       N/A        N/A       N/A      26.60%       N/A
                        Portfolio Builder Total Equity
                        Fund                                  N/A        N/A       N/A      11.73%       N/A

Disciplined             Ameriprise Financial                 85.29%      N/A     25.45%       N/A      49.24%            97.48%*
International Equity    Charles Schwab                         N/A       N/A       N/A        N/A      50.76%
                        Income Builder Enhanced Income         N/A       N/A       N/A      24.75%       N/A
                        Income Builder Moderate Income         N/A       N/A       N/A      23.18%       N/A
                        Income Builder Basic Income            N/A       N/A       N/A      10.12%       N/A
                        Retirement Plus 2040                   N/A       N/A       N/A       7.94%       N/A
                        Retirement Plus 2020                   N/A       N/A       N/A       7.61%       N/A
                        Retirement Plus 2030                   N/A       N/A       N/A       6.99%       N/A
                        Retirement Plus 2025                   N/A       N/A       N/A       5.98%       N/A
                        Corine and Cornelius Armstrong,
                        Chicago, IL                            N/A       N/A      7.17%       N/A        N/A
                        Michelle, Aaron and Joshua
                        Flanery, Roseville, CA                 N/A       N/A     23.66%       N/A        N/A
                        Jon L. and Patricia M. Worthing,
                        Santa Clarita, CA                      N/A       N/A     35.34%       N/A        N/A
                        Diana T. and Murray R. Johnson,
                        La Grange, IL                          N/A       8.26%     N/A        N/A        N/A
                        Betty C. Russell, Orlando, FL          N/A       7.93%     N/A        N/A        N/A
                        Timothy and Gayle A. Callahan,
                        Liberty Twp, OH                        N/A       6.70%     N/A        N/A        N/A
                        Lois and Harvey Retzloff,
                        Chicago, IL                            N/A       5.86%     N/A        N/A        N/A
                        Drew R. and Madelyn H. Miller,
                        Bloomsburg, PA                         N/A       5.68%     N/A        N/A        N/A
                        Audree J. Schmidt, Stockton, CA        N/A       5.37%     N/A        N/A        N/A
                        Byron G. Lee and Audrey Y.
                        Williams-Lee, Oak Park, IL             N/A       5.15%     N/A        N/A        N/A

Emerging Markets        Ameriprise Trust Company               N/A       N/A       N/A        N/A      78.55%
                        Charles Schwab                       14.93%      N/A       N/A        N/A      21.45%
                        Portfolio Builder Aggressive Fund      N/A       N/A       N/A      19.94%       N/A
                        Portfolio Builder Moderate Fund        N/A       N/A       N/A      20.32%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A       N/A       N/A      33.06%       N/A
                        Portfolio Builder Conservative
                        Fund                                   N/A       N/A       N/A       5.51%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A       N/A       N/A      21.13%       N/A



Statement of Additional Information - Dec. 29, 2006                   Page 184

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets        Ameriprise Financial                 84.83%       N/A     19.61%       N/A      70.59%            95.94%*
Bond                    Richard J. and Rita A. Barse,
                        New Haven, CT                          N/A       9.41%      N/A        N/A        N/A
                        Paul F. and Maureen M. Bultinck,
                        Mishawaka, IN                N/A      5.38%      N/A        N/A        N/A
                        Kimberly S. and Scott E. Duerr,
                        Sulphur Springs, TX                    N/A        N/A     14.41%       N/A        N/A
                        Wesley W. Smith, Houston, TX           N/A        N/A     13.49%       N/A        N/A
                        Jane A. O'Rourke and Frank K.
                        O'Hara, Hallowell, ME                  N/A        N/A     11.94%       N/A        N/A
                        Terry I. and Valerie G. Hansen,
                        Midvale, UT                            N/A        N/A     11.90%       N/A        N/A
                        Carl J. and Ruth E. Allrich,
                        St. Charles, MO                        N/A        N/A     11.47%       N/A        N/A
                        Michael and Lisa Fischer,
                        Fremont, CA                            N/A        N/A     10.21%       N/A        N/A
                        Income Builder Enhanced Income         N/A        N/A       N/A      36.16%       N/A
                        Income Builder Moderate Income         N/A        N/A       N/A      49.26%       N/A
                        Income Builder Basic Income            N/A        N/A       N/A      12.60%       N/A

European Equity         Ameriprise Financial                   N/A        N/A       N/A     100.00%     50.90%
                        Charles Schwab                       12.95%       N/A       N/A        N/A      49.10%
                        Marilyn O. Matthews Trust,
                        Pasadena, CA                           N/A        N/A      7.79%       N/A        N/A

Global Bond             Charles Schwab                       14.40%       N/A       N/A        N/A     100.00%
                        Income Builder Basic Income            N/A        N/A       N/A       6.37%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      32.49%       N/A             30.38%*
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      38.68%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A      10.79%       N/A

Global Equity           Ameriprise Trust Company               N/A        N/A       N/A        N/A      85.55%
                        Charles Schwab                       14.01%       N/A       N/A        N/A        N/A
                        Met Life Securities, Inc.,
                        Jersey , NJ                            N/A        N/A       N/A        N/A       9.33%

Global Technology       Ameriprise Financial                   N/A        N/A       N/A     100.00%       N/A
                        Ameriprise Trust Company               N/A        N/A       N/A        N/A      73.88%
                        Charles Schwab                       13.94%       N/A       N/A        N/A      26.03%
International           Charles Schwab                       13.83%       N/A       N/A        N/A      97.78%
Aggressive Growth       Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.61%       N/A             25.69%*
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      20.04%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.44%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.44%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      20.78%       N/A





Statement of Additional Information - Dec. 29, 2006                   Page 185

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
International           Ameriprise Financial                   N/A        N/A       N/A        N/A       7.78%            35.19%*
Equity                  Charles Schwab                       11.64%       N/A       N/A        N/A      92.22%
                        Daniel and Linda L. Miklovic,
                        St. Louis, MO                          N/A        N/A      5.60%       N/A        N/A
                        Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.58%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      20.07%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.43%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.43%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      20.78%       N/A

International           Charles Schwab                       13.36%       N/A       N/A        N/A      77.43%
Opportunity             Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.60%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      20.03%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.46%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.43%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      20.79%       N/A
                        Met Life, Jersey , NJ                  N/A        N/A       N/A        N/A      22.57%

International           Charles Schwab                       21.33%       N/A       N/A        N/A      98.79%
Select Value            Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.56%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      20.07%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.45%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.44%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      20.78%       N/A

International Small     Ameriprise Financial                   N/A        N/A       N/A        N/A      18.27%
Cap                     Charles Schwab                       16.46%       N/A       N/A        N/A      81.73%
                        Portfolio Builder Aggressive Fund      N/A        N/A       N/A      19.45%       N/A
                        Portfolio Builder Moderate Fund        N/A        N/A       N/A      20.07%       N/A
                        Portfolio Builder Moderate
                        Aggressive Fund                        N/A        N/A       N/A      32.61%       N/A
                        Portfolio Builder Moderate
                        Conservative Fund                      N/A        N/A       N/A       5.34%       N/A
                        Portfolio Builder Total Equity
                        Fund                                   N/A        N/A       N/A      20.74%       N/A




Statement of Additional Information - Dec. 29, 2006                   Page 186

                                                                                                                  PERCENT OF
                                                                                                                     FUND
                               SHAREHOLDER NAME,                                                               (IF GREATER THAN
        FUND                    CITY AND STATE             CLASS A    CLASS B   CLASS C    CLASS I    CLASS Y        25%)
-------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate            Charles Schwab                       10.63%
Tax-Exempt              Ameriprise Financial                                                           100.00%

Mid Cap Growth          Charles Schwab                        6.39%
                        Ameriprise Trust Company                                                        92.43%
                        Portfolio Builder Aggressive Fund                                    19.67%
                        Portfolio Builder Moderate Fund                                      20.48%
                        Portfolio Builder Moderate
                        Aggressive Fund                                                      32.47%
                        Portfolio Builder Moderate
                        Conservative Fund                                                     5.81%
                        Portfolio Builder Total Equity
                        Fund                                                                 19.81%

Tax-Exempt Bond         Ameriprise Financial                                                           100.00%

Tax-Exempt High Income  Ameriprise Financial                                                           100.00%

FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt
Money Market            None


* Combination of Ameriprise Financial initial capital and affiliated funds-of-funds' investments in Class I shares.

** Charles Schwab holds of record 100% of Class D shares and 16.67% of Class E shares and Ameriprise Trust Company holds 83.25% of Class E shares.

(a) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. The information shown is as of Aug. 31, 2006.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the funds-of-funds share the same officers, directors, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 placePlaceNameWells PlaceNameFargo PlaceTypeCenter, addressStreet90 S. Seventh St., CityMinneapolis, StateMN PostalCode55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.


Statement of Additional Information - Dec. 29, 2006                   Page 187

                                                                    APPENDIX A

                            DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   o  Nature of and provisions of the obligation.

   o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay


Statement of Additional Information - Dec. 29, 2006                   Page 188
principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Statement of Additional Information - Dec. 29, 2006                   Page 189

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


Statement of Additional Information - Dec. 29, 2006                   Page 190

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


Statement of Additional Information - Dec. 29, 2006                   Page 191

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Statement of Additional Information - Dec. 29, 2006                   Page 192

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


Statement of Additional Information - Dec. 29, 2006                   Page 193

                                                                    APPENDIX B

                            STATE TAX-EXEMPT FUNDS
                              STATE RISK FACTORS

California Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, Minnesota Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

   o the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

   o  natural disasters and ecological or environmental concerns;

   o the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

   o the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

   o economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.


Statement of Additional Information - Dec. 29, 2006                   Page 194

                                                                    APPENDIX C

                              S&P 500 INDEX FUND

                ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Statement of Additional Information - Dec. 29, 2006                   Page 195

                                                              S-6500 R (12/06)

Statement of Additional Information - Dec. 29, 2006                   Page 196

INVESTMENTS IN SECURITIES

OCT 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (44.0%)

                                                              COUPON    PRINCIPAL
ISSUER                                                         RATE       AMOUNT             VALUE(a)
ASSET-BACKED (19.4%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
    03-06-09                                                    3.00%  $    746,950(g)     $    743,215
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl A4B
    03-20-10                                                    5.44      1,500,000(d,e)      1,500,000
Citibank Credit Card Issuance Trust
  Series 2003-A4 Cl A4
    03-20-09                                                    5.46        500,000(e)          500,157
Citibank Credit Card Issuance Trust
  Series 2003-A9 Cl A9
    11-22-10                                                    5.47        455,000(e)          455,707
College Loan Corp Trust
  Series 2004-1 Cl A2
    04-25-16                                                    5.49      2,500,000(e)        2,507,700
Countrywide Home Equity Loan Trust
  Series 2005-H Cl 2A (FGIC)
    12-15-35                                                    5.56        373,578(e,g)        374,395
Countrywide Home Equity Loan Trust
  Series 2005-M Cl A2 (MBIA)
    02-15-36                                                    5.44      2,082,887(e,g)      2,083,539
Harley-Davidson Motorcycle Trust
  Series 2005-1 Cl A1
    07-15-09                                                    3.28        460,686             457,591
Residential Asset Securities
  Series 2006-KS2 Cl A2
    03-25-36                                                    5.45        800,000(e)          800,375
SLM Student Loan Trust
  Series 2003-2 Cl A3
    12-15-15                                                    5.49        150,878(e)          150,925
SLM Student Loan Trust
  Series 2003-4 Cl A3
    12-15-15                                                    5.49        189,324(e)          189,402
SLM Student Loan Trust
  Series 2004-3 Cl A3
    04-25-16                                                    5.47      1,500,000(e)        1,503,124
SLM Student Loan Trust
  Series 2005-5 Cl A1
    01-25-18                                                    5.38        196,691(e)          196,739
SLM Student Loan Trust
  Series 2006-2 Cl A2
    01-25-17                                                    5.38%  $    500,000(e)     $    499,990
SLM Student Loan Trust
  Series 2006-5 Cl A2
    07-25-17                                                    5.37      1,500,000(e)        1,500,000
SLM Student Loan Trust
  Series 2006-A Cl A1
    03-16-20                                                    5.41        981,890(e)          981,870
Structured Asset Investment Loan Trust
  Series 2006-1 Cl A1
    01-25-36                                                    5.40        332,970(e)          332,970
Volkswagen Auto Lease Trust
  Series 2005-A Cl A3
    05-20-08                                                    3.82        400,433             398,325
                                                                                           ------------
Total                                                                                        15,176,024
-------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.5%)(f)
GE Capital Commercial Mtge
  Series 2000-1 Cl A1
    01-15-33                                                    6.32        933,009             932,192
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A1
    01-12-37                                                    3.18        208,752             208,077
                                                                                           ------------
Total                                                                                         1,140,269
-------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED (7.1%)(f)
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-2 Cl 2A2
    09-25-46                                                    5.56        488,665(b)          488,245
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-3 Cl 3A2
    10-25-46                                                    5.58        685,611(b)          685,611
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-AR2 Cl 2AB1
    11-19-37                                                    5.42      1,440,156(b)        1,439,969

                            See accompanying notes to investments in securities.

                                                              COUPON    PRINCIPAL
ISSUER                                                         RATE       AMOUNT                  VALUE(a)
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-12 Cl 2A11
    12-19-37                                                    5.41%  $  1,500,000(b),(j)      $  1,500,000
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-8 Cl 2A1B
    08-21-46                                                    5.58      1,452,298(b)             1,452,298
                                                                                                ------------
Total                                                                                              5,566,123
------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (0.5%)
American Honda Finance
  07-11-08                                                      5.45        400,000(d),(e)           400,678
------------------------------------------------------------------------------------------------------------

BANKING (5.1%)
Bank of America
  Sr Nts
    02-17-09                                                    5.58        640,000(e)               641,905
Citigroup
    06-09-09                                                    5.53        640,000(e)               641,723
JPMorgan Chase & Co
  Sr Nts
    12-22-08                                                    5.44        400,000(e)               400,550
Santander US Debt Unipersonal
  Bank Guaranteed
    09-19-08                                                    5.45        640,000(c),(d),(e)       640,698
Wachovia
  Sr Nts
    10-28-08                                                    5.43        640,000(e)               640,612
Wells Fargo
  03-10-08                                                      5.43        640,000(e)               640,514
World Savings Bank FSB
  Sr Nts
    03-02-09                                                    5.52        400,000(e)               401,086
                                                                                                ------------
Total                                                                                              4,007,088
------------------------------------------------------------------------------------------------------------

BROKERAGE (3.3%)
Credit Suisse First Boston USA
  Sr Nts
    12-09-08                                                    5.52        640,000(e)               641,038
Lehman Brothers Holdings
  10-22-08                                                      5.46        640,000(e)               640,627
Merrill Lynch & Co
  08-22-08                                                      5.49        640,000(e)               640,623
Morgan Stanley
  Sr Nts
    02-09-09                                                    5.55%  $    640,000(e)          $    640,788
                                                                                                ------------
Total                                                                                              2,563,076
------------------------------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.3%)
Caterpillar Financial Services
  10-28-08                                                      5.45        400,000(e)               400,533
John Deere Capital
  06-10-08                                                      5.52        640,000(e)               641,225
                                                                                                ------------
Total                                                                                              1,041,758
------------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.8%)
Diageo Capital
  11-10-08                                                      5.55        640,000(c),(e)           640,232
------------------------------------------------------------------------------------------------------------

LIFE INSURANCE (2.2%)
ING Security Life Institutional Funding
  01-14-08                                                      5.45        640,000(d),(e)           640,874
Pacific Life Global Funding
  11-13-08                                                      5.49        400,000(d),(e)           400,668
Pricoa Global Funding 1
  09-12-08                                                      5.40        640,000(d),(e)           640,036
                                                                                                ------------
Total                                                                                              1,681,578
------------------------------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.8%)
General Electric Capital
  12-01-08                                                      5.55        640,000(e)               641,468
------------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.8%)
Berkshire Hathaway Finance
  01-11-08                                                      5.42        640,000(e)               640,842
------------------------------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.8%)
Allstate Life Global Funding Trusts
  Secured
    11-14-07                                                    5.42        640,000(e)               640,298
------------------------------------------------------------------------------------------------------------

WIRELINES (0.3%)
BellSouth
  Sr Unsecured
    08-15-08                                                    5.58        250,000(e)               250,078
------------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $34,378,966)                                                                             $ 34,389,512
------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

SHORT-TERM SECURITIES (37.2%)

                                                                             AMOUNT
                                                              EFFECTIVE    PAYABLE AT
ISSUER                                                          YIELD       MATURITY         VALUE(a)
COMMERCIAL PAPER
AIB North America
  02-28-07                                                         5.28%  $  3,000,000(h)  $  2,948,136
Bryant Park Funding LLC
  11-13-06                                                         5.17      2,700,000(h)     2,694,965
Cheyne Finance LLC
  01-23-07                                                         5.24      1,600,000        1,580,670
Citibank Credit Card Dakota Nts
  11-14-06                                                         5.17      2,800,000(h)     2,794,377
Cullinan Finance
  01-30-07                                                         5.25      2,200,000        2,171,180
Deer Valley Funding LLC
  01-12-07                                                         5.22      3,000,000        2,968,560
Ebury Finance LLC
  01-25-07                                                         5.24      3,000,000        2,962,883
Emerald Ctfs MBNA MCCT
  11-16-06                                                         5.26      2,800,000(h)     2,793,467
Fairway Finance
  12-11-06                                                         5.17        500,000(h)       497,071
Grampian Funding LLC
  11-03-06                                                         5.35      2,000,000(h)     1,999,109
Irish Life & Permanent
  04-04-07                                                         5.29        400,000(h)       391,085
Nieuw Amsterdam
  01-30-07                                                         5.25%  $  1,200,000(h)  $  1,184,280
Old Line Funding
  11-01-06                                                         5.17      2,800,000(h)     2,799,598
Thunder Bay Funding
  11-07-06                                                         5.27      1,300,000(h)     1,298,669
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $29,084,233)                                                                        $ 29,084,050
-------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (20.2%)

                                                                             SHARES          VALUE(a)
RiverSource Short-Term
  Cash Fund                                                                 15,787,124(i)  $ 15,787,124
-------------------------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $15,787,124)                                                                        $ 15,787,124
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $79,250,323)(k)                                                                     $ 79,260,686
=======================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Oct. 31, 2006, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $4,222,954 or 5.4% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     AMBAC  --  Ambac Assurance Corporation
     FGIC  --  Financial Guaranty Insurance Company
     MBIA  --  MBIA Insurance Corporation

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $19,400,757 or 24.8% of net assets.

(i)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(j) At Oct. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,500,000.

(k) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $79,250,323 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                         $ 14,691
     Unrealized depreciation                                           (4,328)
     ------------------------------------------------------------------------
     Net unrealized appreciation                                     $ 10,363
     ------------------------------------------------------------------------

The Fund's investment objective and strategy employs the use of forward foreign currency contracts. See Notes 1 and 5 in the Notes to Financial Statements of this report for more detail on these financial instruments.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $63,463,199)                                                $ 63,473,562
   Affiliated money market fund (identified cost $15,787,124) (Note 6)                                 15,787,124
-----------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $79,250,323)                                          79,260,686
Cash in bank on demand deposit                                                                              8,954
Dividends and accrued interest receivable                                                                 151,462
Receivable for investment securities sold                                                                 301,203
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                             489,701
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                                           80,212,006
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                             1,533,602
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                             424,543
Accrued investment management services fee                                                                  1,897
Accrued distribution fee                                                                                       69
Accrued administrative services fee                                                                           171
Other accrued expenses                                                                                     38,284
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                       1,998,566
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                   $ 78,213,440
=================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                             $     77,421
Additional paid-in capital                                                                             77,271,348
Undistributed net investment income                                                                        50,581
Accumulated net realized gain (loss)                                                                      738,569
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                             75,521
-----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                             $ 78,213,440
=================================================================================================================
Net assets applicable to outstanding shares:                    Class A                              $ 10,053,611
                                                                Class B                              $     10,093
                                                                Class C                              $     10,093
                                                                Class I                              $ 68,129,549
                                                                Class Y                              $     10,094
Net asset value per share of outstanding capital stock:         Class A shares            996,000    $      10.09
                                                                Class B shares              1,000    $      10.09
                                                                Class C shares              1,000    $      10.09
                                                                Class I shares          6,743,149    $      10.10
                                                                Class Y shares              1,000    $      10.09
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JUNE 15, 2006* TO OCT. 31, 2006

INVESTMENT INCOME
Income:
Interest                                                                                    $ 1,025,679
Income distributions from affiliated money market fund (Note 6)                                  51,544
   Less foreign taxes withheld                                                                     (596)
-------------------------------------------------------------------------------------------------------
Total income                                                                                  1,076,627
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                              176,149
Distribution fee
   Class A                                                                                        9,416
   Class B                                                                                           38
   Class C                                                                                           38
Transfer agency fee                                                                                  28
Incremental transfer agency fee
   Class A                                                                                            1
   Class B                                                                                            1
   Class C                                                                                            1
Service fee -- Class Y                                                                                4
Administrative services fees and expenses                                                        15,823
Compensation of board members                                                                       465
Custodian fees                                                                                   11,730
Printing and postage                                                                              3,450
Registration fees                                                                                   690
Audit fees                                                                                       23,000
Other                                                                                             9,008
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                  249,842
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)             (18,736)
-------------------------------------------------------------------------------------------------------
                                                                                                231,106
   Earnings and bank fee credits on cash balances (Note 2)                                         (700)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                              230,406
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                 846,221
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                 2,525
   Foreign currency transactions                                                                736,044
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                         738,569
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           107,402
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                           845,971
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $ 1,692,192
=======================================================================================================

* When shares became publicly available.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM JUNE 15, 2006* TO OCT. 31, 2006

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                            $    846,221
Net realized gain (loss) on investments                                                         738,569
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           107,402
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               1,692,192
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  (124,233)
      Class B                                                                                       (95)
      Class C                                                                                       (95)
      Class I                                                                                  (684,162)
      Class Y                                                                                      (130)
-------------------------------------------------------------------------------------------------------
Total distributions                                                                            (808,715)
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class I shares                                                                            67,145,518
Reinvestment of distributions at net asset value
   Class I shares                                                                               684,028
Payments for redemptions
   Class I shares                                                                              (475,083)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                            67,354,463
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      68,237,940
Net assets at beginning of period (Note 1)                                                    9,975,500**
-------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                $ 78,213,440
=======================================================================================================
Undistributed net investment income                                                        $     50,581
-------------------------------------------------------------------------------------------------------

 * When shares became publicly available.

** Initial capital of $10,000,000 was contributed on June 8, 2006. The Fund had a decrease in net assets resulting from operations of $24,500 during the period from June 8, 2006 to June 15, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in short-duration debt obligations and forward foreign currency contracts. On June 8, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,000,000 in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 1,000 shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Operations commenced on June 15, 2006.

As of the date of this report the Fund is only available to certain limited institutional investors.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares, which represents 87% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2006, the Fund has entered into outstanding when-issued securities of $1,500,000.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,694 resulting in a net reclassification adjustment to decrease paid-in capital by $5,694.

The tax character of distributions paid for the period indicated is as follows:

FOR THE PERIOD FROM JUNE 15, 2006* TO OCT. 31, 2006

CLASS A
Distributions paid from:
      Ordinary income                                                $ 124,233
      Long-term capital gain                                                --

CLASS B
Distributions paid from:
      Ordinary income                                                       95
      Long-term capital gain                                                --

CLASS C
Distributions paid from:
      Ordinary income                                                       95
      Long-term capital gain                                                --

CLASS I
Distributions paid from:
      Ordinary income                                                  684,162
      Long-term capital gain                                                --

CLASS Y
Distributions paid from:
      Ordinary income                                                      130
      Long-term capital gain                                                --

* When shares became publicly available.

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $ 373,587
Accumulated long-term gain (loss)                                    $ 480,721
Unrealized appreciation (depreciation)                               $  10,363

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.70% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $818 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

For the period ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.37% for Class A, 2.16% for Class B, 2.16% for Class C, 1.12% for Class I and 1.23% for Class Y. Of these waived fees and expenses, the management fees waived at the Fund level were $18,736. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.47% for Class A, 2.23% for Class B, 2.23% for Class C, 1.12% for Class I and 1.31% for Class Y of the Fund's average daily net assets.

During the period ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $700 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $31,882,184 and $2,985,211, respectively, for the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from June 15, 2006* to Oct. 31, 2006 are as follows:

                                      CLASS A   CLASS B   CLASS C    CLASS I    CLASS Y
---------------------------------------------------------------------------------------
Sold                                     --        --        --     6,721,344      --
Issued for reinvested distributions      --        --        --        67,960      --
Redeemed                                 --        --        --       (47,155)     --
---------------------------------------------------------------------------------------
Net increase (decrease)                  --        --        --     6,742,149      --
---------------------------------------------------------------------------------------

* When shares became publicly available.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           CURRENCY TO              CURRENCY TO     UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED              BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 29, 2006                8,375,000                7,437,239   $         --   $     30,278
                       Canadian Dollar              U.S. Dollar
Nov. 29, 2006                4,343,000                3,870,422             --          1,987
                       Canadian Dollar              U.S. Dollar
Nov. 29, 2006                7,446,323                5,922,000        124,544             --
                           U.S. Dollar   European Monetary Unit
Nov. 29, 2006                   19,103                   15,000             73             --
                           U.S. Dollar   European Monetary Unit
Nov. 29, 2006            2,216,468,000               18,666,880             --        359,702
                          Japanese Yen              U.S. Dollar
Nov. 29, 2006                  269,000                    2,299             --             11
                          Japanese Yen              U.S. Dollar
Nov. 29, 2006               11,095,840               74,275,000        285,071             --
                           U.S. Dollar          Norwegian Krone
Nov. 29, 2006               54,721,000                7,560,133             --         32,565
                         Swedish Krona              U.S. Dollar
Nov. 29, 2006               18,934,607               23,584,000         80,013             --
                           U.S. Dollar              Swiss Franc
---------------------------------------------------------------------------------------------
Total                                                             $    489,701   $    424,543
---------------------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the period ended Oct. 31, 2006.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                         2006(b)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .12
Net gains (losses) (both realized and unrealized)                       .11
---------------------------------------------------------------------------
Total from investment operations                                        .23
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.12)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    10
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.37%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.89%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.37%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.59% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .09
Net gains (losses) (both realized and unrealized)                       .12
---------------------------------------------------------------------------
Total from investment operations                                        .21
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.09)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.16%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.11%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.16%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.38% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .09
Net gains (losses) (both realized and unrealized)                       .12
---------------------------------------------------------------------------
Total from investment operations                                        .21
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.09)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.16%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.11%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.16%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.38% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .13
Net gains (losses) (both realized and unrealized)                       .12
---------------------------------------------------------------------------
Total from investment operations                                        .25
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.13)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.10
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    68
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.12%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.37%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.56%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.34% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .13
Net gains (losses) (both realized and unrealized)                       .11
---------------------------------------------------------------------------
Total from investment operations                                        .24
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.13)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.23%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.04%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.42%(g)
---------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.45% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Absolute Return Currency and Income Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the period from June 15, 2006 (when shares became publicly available) to October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Absolute Return Currency and Income Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2006

INVESTMENTS IN SECURITIES

OCT. 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (93.5%)(c)

ISSUER                                                   SHARES        VALUE(a)
ARGENTINA (1.3%)
REAL ESTATE MANAGEMENT & DEVELOPMENT

IRSA Inversiones y
   Representaciones GDR                                  491,906(b)  $ 7,068,688
--------------------------------------------------------------------------------

BERMUDA (1.8%)
MEDIA (1.0%)
Central European
   Media Enterprises
   Series A                                               76,859(b)    5,673,731
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Hongkong Land
   Holdings                                            1,123,000       4,222,480
--------------------------------------------------------------------------------

BRAZIL (18.8%)
BEVERAGES (0.7%)
AmBev ADR                                                 92,218       4,026,237
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
American BankNote                                        275,058       2,254,890
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
CSU Cardsystem                                           244,936(b)    1,417,581
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Terna Participacoes
   Unit                                                  209,524(b)    2,209,946
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.5%)
Cyrela Brazil Realty                                     496,600      10,113,863
Gafisa                                                   248,400(b)    3,654,989
                                                                     -----------
Total                                                                 13,768,852
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
Submarino                                                200,100       4,089,301
--------------------------------------------------------------------------------

METALS & MINING (4.7%)
Companhia Vale do Rio
   Doce ADR                                            1,009,075      25,670,869
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.1%)
Petroleo Brasileiro ADR                                  333,157      27,549,248
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Aracruz Celulose ADR                                     101,043     $ 5,559,385
--------------------------------------------------------------------------------

ROAD & RAIL (1.6%)
Localiza Rent A Car                                      363,291       9,044,941
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
TIM Participacoes ADR                                    237,378       7,975,901
--------------------------------------------------------------------------------

CANADA (1.0%)
METALS & MINING
Aur Resources                                            170,000       3,293,059
Corriente Resources                                      552,600(b)    2,466,832
                                                                     -----------
Total                                                                  5,759,891
--------------------------------------------------------------------------------

CHILE (1.8%)
COMMERCIAL BANKS (0.9%)
Banco Santander
   Chile ADR                                             112,305       5,416,470
--------------------------------------------------------------------------------

METALS & MINING (0.9%)
Antofagasta                                              490,566       4,744,280
--------------------------------------------------------------------------------

CHINA (5.2%)
COMMERCIAL BANKS (3.3%)
China Merchants Bank
   Series H                                            7,416,999(b)   11,578,481
Industrial and
   Commercial Bank of
   China Series H                                     14,119,008(b)    6,318,123
                                                                     -----------
Total                                                                 17,896,604
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
China Telecom Cl H                                    18,156,000       6,840,573
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.7%)
China Shenhua Energy
   Series H                                            2,307,000       4,058,246
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

ISSUER                                                SHARES           VALUE(a)
COLOMBIA (1.0%)
COMMERCIAL BANKS
BanColombia ADR                                      182,758         $ 5,586,912
--------------------------------------------------------------------------------

HONG KONG (6.1%)
DISTRIBUTORS (0.7%)
Huabao Intl Holdings                               8,240,000(b)        3,676,726
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Lee & Man Paper Mfg                                2,040,000           4,144,689
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
China Overseas Land &
   Investment                                      6,780,000           6,181,311
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Prime Success
   Intl Group                                      4,226,973           3,467,806
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.0%)
China Mobile                                       2,036,500          16,550,310
--------------------------------------------------------------------------------

HUNGARY (1.0%)
OIL, GAS & CONSUMABLE FUELS
MOL Magyar Olaj-es
   Gazipari                                           55,694           5,544,001
--------------------------------------------------------------------------------

INDIA (2.5%)
ELECTRICAL EQUIPMENT (1.0%)
Bharat Heavy Electricals                              60,595           3,256,990
Suzlon Energy                                         92,576           2,689,587
                                                                     -----------
Total                                                                  5,946,577
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Bajaj Hindusthan                                     491,308           3,401,237
--------------------------------------------------------------------------------
IT SERVICES (0.9%)
Satyam Computer
   Services                                          487,828           4,765,058
--------------------------------------------------------------------------------

INDONESIA (2.2%)
AUTOMOBILES (1.2%)
PT Astra Intl                                      4,203,000           6,181,561
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telekomunikasi
   Indonesia ADR                                      13,381             489,209
--------------------------------------------------------------------------------

MACHINERY (0.5%)
United Tractors                                    4,046,635         $ 2,909,171
--------------------------------------------------------------------------------

MARINE (0.4%)
Berlian Laju Tanker                               11,942,000(b)        2,378,579
--------------------------------------------------------------------------------

LUXEMBOURG (1.7%)
ENERGY EQUIPMENT & SERVICES (1.0%)
Tenaris ADR                                          145,243           5,604,927
--------------------------------------------------------------------------------

METALS & MINING (0.7%)
Ternium ADR                                          155,378(b)        3,791,223
--------------------------------------------------------------------------------

MEXICO (7.5%)
COMMERCIAL BANKS (1.4%)
Grupo Financiero Banorte
   Series O                                        2,061,500           7,477,191
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.2%)
CEMEX ADR                                            211,212(b)        6,492,657
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
AXTEL Series CPO                                   1,403,566(b)        3,002,280
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Wal-Mart de Mexico
   Series V                                        1,571,700           5,466,782
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Corporacion GEO
   Series B                                          986,200(b)        4,522,625
--------------------------------------------------------------------------------

MEDIA (1.2%)
Grupo Televisa ADR                                   273,247           6,743,736
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
America Movil ADR
   Series L                                          187,686           8,046,099
--------------------------------------------------------------------------------

NETHERLANDS (0.6%)
BEVERAGES
Efes Breweries Intl GDR                              112,049(b,d,e)    3,417,495
--------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.7%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
Ayala Land                                        12,641,620           3,874,291
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

ISSUER                                              SHARES        VALUE(a)
POLAND (0.5%)

DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska                                388,416       $  2,860,055
--------------------------------------------------------------------------------

RUSSIA (13.9%)

COMMERCIAL BANKS (1.5%)
Sberbank                                                3,687          8,295,750
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
Sayano-Shushenskaya Hydro-Power Station             1,569,693          1,290,112
--------------------------------------------------------------------------------

MEDIA (0.8%)
CTC Media                                             190,828(b)       4,631,396
--------------------------------------------------------------------------------

METALS & MINING (2.0%)
MMC Norilsk Nickel ADR                                 38,964          5,756,931
TMK OAO Series S                                    1,000,237(b)       5,401,280
                                                                    ------------
Total                                                                 11,158,211
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.3%)
Gazprom ADR                                           674,801         28,584,571
LUKOIL ADR                                            137,080         11,089,772
                                                                    ------------
Total                                                                 39,674,343
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.1%)
Mobile Telesystems ADR                                139,933          6,168,247
Vimpel-Communications ADR                              86,013(b)       5,675,998
                                                                    ------------
Total                                                                 11,844,245
--------------------------------------------------------------------------------

SINGAPORE (1.2%)

INDUSTRIAL CONGLOMERATES
Keppel                                                660,000          6,700,077
--------------------------------------------------------------------------------

SOUTH AFRICA (7.9%)

FOOD & STAPLES RETAILING (0.9%)
Massmart Holdings                                     643,607          5,183,823
--------------------------------------------------------------------------------

MEDIA (1.2%)
Naspers Series N                                      363,743          6,585,663
--------------------------------------------------------------------------------

METALS & MINING (4.3%)
Anglo Platinum                                        62,044           6,657,353
Impala Platinum Holdings                              94,056          16,543,636
                                                                    ------------
Total                                                                 23,200,989
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.5%)
Sasol                                                 248,308       $  8,525,944
--------------------------------------------------------------------------------

SOUTH KOREA (9.7%)

COMMERCIAL BANKS (1.7%)
Shinhan Financial Group                                82,640          3,812,602
Woori Finance Holdings                                272,880          5,838,323
                                                                    ------------
Total                                                                  9,650,925
--------------------------------------------------------------------------------

MACHINERY (2.4%)
Doosan Infracore                                      230,120          4,434,782
Samsung Heavy Inds                                    322,860          8,655,994
                                                                    ------------
Total                                                                 13,090,776
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Hyundai Department Store                               62,361          5,224,339
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
SK                                                     68,744          5,043,757
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Hynix Semiconductor                                   167,549(b)       6,084,281
Samsung Electronics                                    22,113         14,345,979
                                                                    ------------
Total                                                                 20,430,260
--------------------------------------------------------------------------------

TAIWAN (6.6%)

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Hon Hai Precision Industry                          1,118,772          7,248,808
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Chong Hong Construction                             1,074,418          2,871,791
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Huaku Construction                                  1,319,700          2,682,253
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
MediaTek                                              301,400          2,940,598
Powertech Technology                                  926,000          2,664,408
Taiwan Semiconductor Mfg                            8,586,235         15,747,454
Vanguard Intl Semiconductor                         3,561,000          2,387,562
                                                                    ------------
Total                                                                 23,740,022
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

ISSUER                                              SHARES          VALUE(a)
THAILAND (0.5%)

HEALTH CARE PROVIDERS & SERVICES
Bumrungrad Hospital                                 2,929,000       $  2,953,925
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $441,973,826)                                                $517,798,031
--------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (2.9%)(c)

BRAZIL (1.5%)

Eletropaulo Metropolitana de Sao Paulo Series B   193,866,000(b)    $  8,421,869
--------------------------------------------------------------------------------

HONG KONG (0.1%)
China Overseas Land & Investment Warrants             827,000(b,e)  $    277,556
--------------------------------------------------------------------------------

RUSSIA (1.3%)
Transneft                                               3,492          7,368,120
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $13,689,505)                                                 $ 16,067,545
--------------------------------------------------------------------------------

MONEY MARKET FUND (0.5%)

RiverSource Short-Term Cash Fund                    3,001,614(f)    $ 3,001,614
--------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $3,001,614)                                                  $  3,001,614
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $458,664,945)(g)                                             $536,867,190
================================================================================

See accompanying notes to investments in securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $3,417,495 or 0.6% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

                                                 ACQUISITION
SECURITY                                            DATES                COST
--------------------------------------------------------------------------------
China Overseas Land & Investments
   Warrants                                        06-29-06          $       --
Efes Breweries Intl GDR*                    10-15-04 thru 01-25-06    3,030,355

* Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(g) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $459,931,388 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $82,989,151
Unrealized depreciation                                              (6,053,349)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $76,935,802
--------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $455,663,331)                      $533,865,576
   Affiliated money market fund (identified cost $3,001,614) (Note 5)          3,001,614
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $458,664,945)               536,867,190
Cash in bank on demand deposit                                                       485
Foreign currency holdings (identified cost $469,244) (Note 1)                    468,783
Capital shares receivable                                                        242,629
Dividends and accrued interest receivable                                        455,071
Receivable for investment securities sold                                     22,931,926
----------------------------------------------------------------------------------------
Total assets                                                                 560,966,084
----------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                            70,039
Payable for investment securities purchased                                    7,007,852
Accrued investment management services fee                                        16,253
Accrued distribution fee                                                           5,069
Accrued service fee                                                                   15
Accrued transfer agency fee                                                          887
Accrued administrative services fee                                                1,189
Other accrued expenses                                                           352,714
----------------------------------------------------------------------------------------
Total liabilities                                                              7,454,018
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                          $553,512,066
========================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                    $    493,012
Additional paid-in capital                                                   346,783,468
Accumulated net realized gain (loss)                                         128,037,185
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         78,198,401
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock    $553,512,066
========================================================================================
Net assets applicable to outstanding shares:   Class A                      $425,229,317
                                               Class B                      $ 76,605,821
                                               Class C                      $  4,798,555
                                               Class I                      $ 41,144,243
                                               Class Y                      $  5,734,130
Net asset value per share of outstanding
   capital stock:                              Class A shares  37,571,472   $      11.32
                                               Class B shares   7,204,484   $      10.63
                                               Class C shares     450,159   $      10.66
                                               Class I shares   3,576,427   $      11.50
                                               Class Y shares     498,653   $      11.50
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

                                                   PERIOD FROM          PERIOD FROM          TOTAL
                                                 NOV. 1, 2005 TO      NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                              NOV. 7, 2005 (NOTE 1)    OCT. 31, 2006     OCT. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                           $  11,475           $10,637,335       $10,648,810
Interest                                                8,336               324,920           333,256
Income distributions from affiliated
   money market fund (Note 5)                              --                25,802            25,802
Fee income from securities lending (Note 3)                --                 5,854             5,854
   Less foreign taxes withheld                        (20,848)             (812,813)         (833,661)
-------------------------------------------------------------------------------------------------------
Total income                                           (1,037)           10,181,098        10,180,061
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                     74,408             5,585,272         5,659,680
Distribution fee
   Class A                                             14,552               948,112           962,664
   Class B                                             14,591               860,368           874,959
   Class C                                                527                40,444            40,971
Transfer agency fee                                    16,242               926,402           942,644
Incremental transfer agency fee
   Class A                                              1,323                76,827            78,150
   Class B                                                595                32,100            32,695
   Class C                                                 20                 1,454             1,474
Service fee -- Class Y                                     49                 4,885             4,934
Administrative services fees and expenses               6,351               400,640           406,991
Compensation of board members                              --                13,518            13,518
Custodian fees                                          6,521               474,603           481,124
Printing and postage                                    2,730               134,585           137,315
Registration fees                                         441                61,356            61,797
Audit fees                                                791                30,709            31,500
Other                                                     388                49,478            49,866
-------------------------------------------------------------------------------------------------------
Total expenses                                        139,529             9,640,753         9,780,282
   Earnings and bank fee credits on cash
   balances (Note 2)                                     (228)              (29,646)          (29,874)
-------------------------------------------------------------------------------------------------------
Total net expenses                                    139,301             9,611,107         9,750,408
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      (140,338)              569,991           429,653
-------------------------------------------------------------------------------------------------------

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

                                                   PERIOD FROM          PERIOD FROM          TOTAL
                                                 NOV. 1, 2005 TO      NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                              NOV. 7, 2005 (NOTE 1)    OCT. 31, 2006     OCT. 31, 2006
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                  $   500,120          $129,587,556      $130,087,676
   Foreign currency transactions                       (51,352)           (1,100,656)       (1,152,008)
   Payment from affiliate (Note 2)                          --                21,081            21,081
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                448,768           128,507,981       128,956,749
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities in
   foreign  currencies                              12,482,917             7,397,865        19,880,782
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and
   foreign currencies                               12,931,685           135,905,846       148,837,531
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       $12,791,347          $136,475,837      $149,267,184
=======================================================================================================

See accompanying notes to financial statements.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                      2006            2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                     $     429,653   $  1,455,102
Net realized gain (loss) on investments                               128,956,749     73,838,970
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                  19,880,782     21,800,849
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       149,267,184     97,094,921
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (740,974)      (923,069)
      Class C                                                                  --           (588)
      Class I                                                            (108,672)      (128,053)
      Class Y                                                                  --        (98,442)
------------------------------------------------------------------------------------------------
Total distributions                                                      (849,646)    (1,150,152)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                            119,913,683     97,558,207
   Class B shares                                                      21,718,034     21,386,977
   Class C shares                                                       1,820,806      1,561,783
   Class I shares                                                      18,275,459     18,475,923
   Class Y shares                                                       3,740,915      3,414,988
Reinvestment of distributions at net asset value
   Class A shares                                                         733,024        913,364
   Class C shares                                                              --            561
   Class I shares                                                         108,604        127,968
   Class Y shares                                                              --         98,442
Payments for redemptions
   Class A shares                                                    (102,794,692)   (56,764,158)
   Class B shares (Note 2)                                            (43,209,233)   (42,751,811)
   Class C shares (Note 2)                                               (758,449)      (601,925)
   Class I shares                                                      (5,997,277)   (16,210,992)
   Class Y shares                                                      (1,609,906)   (25,688,414)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      11,940,968      1,520,913
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               160,358,506     97,465,682
Net assets at beginning of year                                       393,153,560    295,687,878
------------------------------------------------------------------------------------------------
Net assets at end of year                                           $ 553,512,066   $393,153,560
================================================================================================
Undistributed net investment income                                 $          --   $    485,800
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of emerging markets companies.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 7.43% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in the Emerging Markets Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.96%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                        $11,475
Interest income                                  $ 8,336
Foreign taxes withheld                           $20,848
Investment management services fee               $74,408
Custodian fees                                   $ 6,508
Audit fees                                       $   350
Other                                            $   207
Earnings and bank fee credits on cash balances   $     7

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $3,695,051 representing 0.67% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $65,807 and accumulated net realized gain has been increased by $104,556 resulting in a net reclassification adjustment to decrease paid-in capital by $38,749.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                         2006         2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income                                        $740,974   $   923,069
   Long-term capital gain                                       --            --

CLASS B
Distributions paid from:
   Ordinary income                                              --            --
   Long-term capital gain                                       --            --

CLASS C
Distributions paid from:
   Ordinary income                                              --           588
   Long-term capital gain                                       --            --

CLASS I
Distributions paid from:
   Ordinary income                                         108,672       128,053
   Long-term capital gain                                       --            --

CLASS Y
Distributions paid from:
   Ordinary income                                              --        98,442
   Long-term capital gain                                       --            --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $56,757,662
Accumulated long-term gain (loss)                                    $72,545,966
Unrealized appreciation (depreciation)                               $76,931,958

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 1.10% to 1.00% annually as the Fund's assets increased. Prior to Nov. 8, 2005, World Trust, on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT the Portfolio level. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Nov. 7, 2005, the adjustment decreased the fee by $10,446 and for the period from Nov. 8, 2005 to Oct. 31, 2006, the adjustment increased the fee by $116,104.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $14,316 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses. Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,014,243 for Class A, $60,777 for Class B and $566 for Class C for the year ended Oct. 31, 2006.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.64% for Class R4.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $228 as a result of earnings and bank fee credits from overnight cash balances. During the period from Nov. 8, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $29,646 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $21,081 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $13,420,273 and $5,269,829, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $714,293,692 and $718,349,338,
respectively, for the period from Nov. 8, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

Income from securities lending amounted to $5,854 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                       YEAR ENDED OCT. 31, 2006
                                        CLASS A       CLASS B    CLASS C    CLASS I     CLASS Y
------------------------------------------------------------------------------------------------
Sold                                   11,771,328    2,262,284   187,493   1,795,660    359,853
Issued for reinvested distributions        78,315           --        --      11,456         --
Redeemed                              (10,104,721)  (4,559,033)  (78,887)   (553,008)  (155,126)
------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,744,922   (2,296,749)  108,606   1,254,108    204,727
------------------------------------------------------------------------------------------------

                                                        YEAR ENDED OCT. 31,2005
                                        CLASS A       CLASS B    CLASS C    CLASS I      CLASS Y
--------------------------------------------------------------------------------------------------
Sold                                  12,930,006     3,046,847   222,252    2,524,461     464,075
Issued for reinvested distributions      132,757            --        85       18,413      14,164
Redeemed                              (7,595,815)   (5,861,794)  (83,855)  (2,219,970) (3,022,821)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                5,466,948    (2,814,947)  138,482      322,904  (2,544,582)
--------------------------------------------------------------------------------------------------

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 8.23   $ 6.27   $ 5.46   $ 4.00   $3.69
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .01      .04      .03      .02    (.01)
Net gains (losses) (both realized
   and unrealized)                          3.10     1.95      .84     1.44     .32
-------------------------------------------------------------------------------------
Total from investment operations            3.11     1.99      .87     1.46     .31
-------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income        (.02)    (.03)    (.06)      --      --
-------------------------------------------------------------------------------------
Net asset value, end of period            $11.32   $ 8.23   $ 6.27   $ 5.46   $4.00
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  425   $  295   $  191   $  155   $ 132
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.81%    1.79%    1.83%    2.02%   2.05%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .19%     .54%     .41%     .39%   (.19%)
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         145%     124%     128%     174%    226%
-------------------------------------------------------------------------------------
Total return(c)                            37.85%   31.83%   16.09%   36.50%   8.40%
-------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,                2006     2005     2004     2003     2002

Net asset value, beginning of period       $ 7.77   $ 5.95   $ 5.19   $ 3.83   $3.56
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.05)    (.01)    (.02)    (.02)   (.04)
Net gains (losses) (both realized and
   unrealized)                               2.91     1.83      .81     1.38     .31
--------------------------------------------------------------------------------------
Total from investment operations             2.86     1.82      .79     1.36     .27
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           --       --     (.03)      --      --
--------------------------------------------------------------------------------------
Net asset value, end of period             $10.63   $ 7.77   $ 5.95   $ 5.19   $3.83
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $   77   $   74   $   73   $   72   $  65
--------------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(b)                                 2.57%    2.55%    2.59%    2.80%   2.83%
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
   average daily net assets                  (.55%)   (.24%)   (.32%)   (.39%)  (.95%)
--------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
   short-term securities)                     145%     124%     128%     174%    226%
--------------------------------------------------------------------------------------
Total return(c)                             36.81%   30.59%   15.18%   35.51%   7.58%
--------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,                2006     2005     2004     2003      2002
Net asset value, beginning of period       $ 7.79   $ 5.97   $ 5.20   $ 3.84   $ 3.56
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.06)      --     (.01)    (.02)    (.03)
Net gains (losses) (both realized and
   unrealized)                               2.93     1.82      .81     1.38      .31
---------------------------------------------------------------------------------------
Total from investment operations             2.87     1.82      .80     1.36      .28
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           --       --     (.03)      --       --
---------------------------------------------------------------------------------------
Net asset value, end of period             $10.66   $ 7.79   $ 5.97   $ 5.20   $ 3.84
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $    5   $    3   $    1   $    1   $    1
---------------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(b)                                 2.58%    2.56%    2.60%    2.80%    2.85%
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               (.57%)   (.19%)   (.34%)   (.41%)  (1.13%)
---------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          145%     124%     128%     174%     226%
---------------------------------------------------------------------------------------
Total return(c)                             36.84%   30.54%   15.37%   35.42%    7.87%
---------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,                      2006     2005    2004(b)
Net asset value, beginning of period            $ 8.35   $ 6.36   $ 6.54
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .03      .06      .01
Net gains (losses) (both realized
   and unrealized)                                3.16     1.98     (.19)
-----------------------------------------------------------------------------
Total from investment operations                  3.19     2.04     (.18)
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.04)    (.05)      --
-----------------------------------------------------------------------------
Net asset value, end of period                  $11.50   $ 8.35   $ 6.36
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $   41   $   19   $   13
-----------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                            1.35%    1.30%    1.35%(d)
-----------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                     .63%     .97%     .79%(d)
-----------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)               145%     124%     128%
-----------------------------------------------------------------------------
Total return(e)                                  38.36%   32.32%   (2.75%)(f)
-----------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 8.33   $ 6.35   $ 5.52   $ 4.04   $3.72
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .03      .05      .04      .03      --
Net gains (losses) (both realized
   and unrealized)                          3.14     1.97      .86     1.45     .32
------------------------------------------------------------------------------------
Total from investment operations            3.17     2.02      .90     1.48     .32
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          --     (.04)    (.07)      --      --
------------------------------------------------------------------------------------
Net asset value, end of period            $11.50   $ 8.33   $ 6.35   $ 5.52   $4.04
------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $    6   $    2   $   18   $   18   $  --
------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.63%    1.59%    1.65%    1.87%   1.59%
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .41%     .81%     .61%     .54%    .19%
------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         145%     124%     128%     174%    226%
------------------------------------------------------------------------------------
Total return(c)                            38.06%   31.87%   16.50%   36.63%   8.60%
------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Emerging Markets Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, including the schedule of investments in securities, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

December 20, 2006

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

INVESTMENTS IN SECURITIES

OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                           COUPON       PRINCIPAL
ISSUER                                      RATE         AMOUNT                 VALUE(a)
BONDS (89.2%)(c)

ARGENTINA (7.2%)
Banco Hipotecario
 Sr Unsecured
  04-27-16                                   9.75%  $         575,000(d)   $         595,124
Banco Hipotecario
 Sr Unsub
  11-16-10                                   9.75             100,000                104,912
City of Buenos Aires
 Sr Unsub
  04-11-11                                   7.88             250,000(d)             251,575
Province of Buenos Aires
  04-15-17                                   9.25             200,000(d)             201,000
  09-14-18                                   9.38             500,000(d)             501,000
Province of Mendoza
  09-04-18                                   5.50             330,953(d)             275,932
Republic of Argentina
  03-28-11                                   7.00           1,025,000              1,008,600
  08-03-12                                   5.59             590,000(g)             420,965
  09-12-13                                   7.00             350,000                331,975
  12-31-33                                   8.28             489,498                492,925
  12-15-35                                   5.00             750,000(f)              83,625
                                                                           -----------------
Total                                                                              4,267,633
--------------------------------------------------------------------------------------------

BRAZIL (15.5%)
Banco ABN AMRO Real
 (Brazilian Real)
  02-22-10                                  16.20           1,350,000                674,747
Banco BMG
  01-15-16                                   9.15             150,000(d)             150,750
Banco Bradesco
  01-04-10                                  14.80             800,000(d)             384,903
BIE Bank & Trust
  02-02-09                                  14.10             250,000                118,239
Centrais Eletricas Brasileiras
 Sr Nts
  11-30-15                                   7.75             486,000(d)             504,225
Eletropaulo Metropolitana de Sao Paulo
  06-28-10                                  19.13             400,000(d)             208,333
Federative Republic of Brazil
  10-22-10                                   9.25%  $          75,000      $          84,750
  03-07-15                                   7.88             530,000                586,975
  01-15-18                                   8.00             195,000                215,573
  10-14-19                                   8.88           1,748,000              2,113,331
  04-15-24                                   8.88           1,312,000              1,601,952
  02-04-25                                   8.75             260,000                314,600
  01-20-34                                   8.25             623,000                728,287
  08-17-40                                  11.00             894,000              1,177,398
JBS
  08-04-16                                  10.50             400,000(d)             417,000
                                                                           -----------------
Total                                                                              9,281,063
--------------------------------------------------------------------------------------------

COLOMBIA (5.2%)
Republic of Colombia
  12-22-14                                   8.25              95,000                106,590
  01-27-17                                   7.38             670,000                710,870
  05-21-24                                   8.13             352,000                396,176
  09-18-37                                   7.38             650,000(b)             672,100
Republic of Colombia
 (Colombian Peso)
  03-01-10                                  11.75       1,000,000,000                468,750
  10-22-15                                  12.00       1,408,000,000                720,622
                                                                           -----------------
Total                                                                              3,075,108
--------------------------------------------------------------------------------------------

COSTA RICA (0.8%)
Republic of Costa Rica
  02-01-12                                   8.11             290,000(d)             314,650
  03-20-14                                   6.55             180,000(d)             181,980
                                                                           -----------------
Total                                                                                496,630
--------------------------------------------------------------------------------------------

DOMINICAN REPUBLIC (1.4%)
Dominican Republic
  01-23-18                                   9.04             473,935(d)             541,470
  04-20-27                                   8.63             250,000(d)             277,125
                                                                           -----------------
Total                                                                                818,595
--------------------------------------------------------------------------------------------

EL SALVADOR (1.7%)
Republic of El Salvador
  06-15-35                                   7.65             940,000(d)           1,029,770
--------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

                                           COUPON     PRINCIPAL
ISSUER                                      RATE        AMOUNT                  VALUE(a)
BONDS (CONTINUED)

INDONESIA (1.9%)
Republic of Indonesia
  04-20-15                                   7.25%  $       360,000(d)     $         380,700
  01-15-16                                   7.50           413,000(d)               444,491
  03-09-17                                   6.88           300,000(d)               309,750
                                                                           -----------------
Total                                                                              1,134,941
--------------------------------------------------------------------------------------------

KAZAKHSTAN (0.6%)
Kazkommerts Intl
  11-03-15                                   8.00           300,000(d)               308,625
Kazkommerts Intl
 Bank Guaranty
  04-07-14                                   7.88            70,000(d)                72,013
                                                                           -----------------
Total                                                                                380,638
--------------------------------------------------------------------------------------------

LUXEMBOURG (1.0%)
Gazprom Intl
  02-01-20                                   7.20           100,000(d)               105,050
UBS (Vimplecom)
  05-23-16                                   8.25           500,000(d)               518,125
                                                                           -----------------
Total                                                                                623,175
--------------------------------------------------------------------------------------------

MALAYSIA (0.2%)
TNB Capital
  05-05-15                                   5.25           117,000(d)               115,439
--------------------------------------------------------------------------------------------

MEXICO (12.7%)
Mexican Fixed Rate
 (Mexican Peso)
  12-20-12                                   9.00         5,500,000                  537,596
Pemex Project Funding Master Trust
  11-15-11                                   8.00           130,000                  143,000
  12-15-15                                   5.75         2,693,000                2,659,338
  02-01-22                                   8.63         2,943,000                3,590,460
  06-15-35                                   6.63           509,000                  513,581
United Mexican States
  03-03-15                                   6.63           100,000                  107,300
                                                                           -----------------
Total                                                                              7,551,275
--------------------------------------------------------------------------------------------

NETHERLANDS (0.8%)
Majapahit Holding
  10-17-16                                   7.75           200,000(d)               205,000
Turanalem Finance
  04-25-13                                   7.75           300,000(d)               300,750
                                                                           -----------------
Total                                                                                505,750
--------------------------------------------------------------------------------------------

PANAMA (2.9%)
Republic of Panama
  03-15-15                                   7.25%  $       753,000        $         808,346
  09-30-27                                   8.88           350,000                  435,750
  04-28-34                                   8.13           400,000                  466,000
                                                                           -----------------
Total                                                                              1,710,096
--------------------------------------------------------------------------------------------

PERU (4.4%)
Republic of Peru
  05-03-16                                   8.38         1,385,000                1,620,449
  03-07-17                                   5.00           163,400(d),(g)           162,175
  07-21-25                                   7.35           389,000                  424,983
  11-21-33                                   8.75           315,000                  399,263
                                                                           -----------------
Total                                                                              2,606,870
--------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (7.8%)
Natl Power
  11-02-16                                   6.88           400,000(b),(d)           403,884
Republic of Philippines
  01-15-14                                   8.25           150,000                  166,965
  03-17-15                                   8.88           387,000                  449,404
  01-15-16                                   8.00           150,000                  166,688
  01-15-19                                   9.88           710,000                  903,475
  10-21-24                                   9.50         1,101,000                1,398,270
  01-14-31                                   7.75         1,046,000                1,142,755
                                                                           -----------------
Total                                                                              4,631,441
--------------------------------------------------------------------------------------------

RUSSIA (9.1%)
Gazstream
  07-22-13                                   5.63           551,474(d)               548,992
Russian Federation
  03-31-10                                   8.25           178,892(d)               187,479
  03-31-30                                   5.00         3,056,000(d),(g)         3,422,719
Russian Ministry of Finance
  05-14-11                                   3.00           220,000                  197,188
Russian Standard Finance
 Sr Unsub
  05-05-11                                   8.63           450,000(d)               447,750
TNK-BP Finance
  07-18-16                                   7.50           600,000(d)               630,022
                                                                           -----------------
Total                                                                              5,434,150
--------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

                                           COUPON       PRINCIPAL
ISSUER                                      RATE         AMOUNT                 VALUE(a)
BONDS (CONTINUED)

SOUTH AFRICA (0.8%)
Republic of South Africa
  06-02-14                                   6.50%  $         140,000      $         147,000
Republic of South Africa
 (South African Rand)
  02-28-08                                  10.00           2,200,000                303,652
                                                                           -----------------
Total                                                                                450,652
--------------------------------------------------------------------------------------------

TURKEY (5.9%)
Republic of Turkey
  01-15-14                                   9.50             290,000                333,863
  03-15-15                                   7.25           2,369,000              2,428,224
  09-26-16                                   7.00             750,000                753,750
                                                                           -----------------
Total                                                                              3,515,837
--------------------------------------------------------------------------------------------

UKRAINE (1.2%)
Credit Suisse First Boston Intl for City of Kiev Ukraine
  11-06-15                                   8.00             100,000(d)             102,000
CS Intl
  02-09-16                                   8.40             100,000                101,130
Govt of Ukraine
  06-11-13                                   7.65             200,000(d)             214,000
Naftogaz Ukrainy
  09-30-09                                   8.13             300,000                289,701
                                                                           -----------------
Total                                                                                706,831
--------------------------------------------------------------------------------------------

UNITED STATES (0.2%)
U.S. Treasury
  02-15-16                                   4.50             150,000                148,816
--------------------------------------------------------------------------------------------

URUGUAY (2.7%)
Republic of Uruguay
  03-15-15                                   7.50%  $         334,000      $         356,545
  05-17-17                                   9.25             200,000                238,000
  11-18-22                                   8.00             600,000                649,500
  03-21-36                                   7.63             350,000                360,150
                                                                           -----------------
Total                                                                              1,604,195
--------------------------------------------------------------------------------------------

VENEZUELA (5.2%)
Petrozuata Finance
  04-01-17                                   8.22             250,000(d)             245,000
Republic of Venezuela
  10-08-14                                   8.50             864,000                959,904
  02-26-16                                   5.75           1,655,000              1,539,316
  01-13-34                                   9.38             291,000                364,187
                                                                           -----------------
Total                                                                              3,108,407
--------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $51,030,973)                                                        $      53,197,312
--------------------------------------------------------------------------------------------

                                                          SHARES                VALUE(a)
MONEY MARKET FUND (10.5%)
RiverSource Short-Term Cash Fund                            6,250,644(e)   $       6,250,644
--------------------------------------------------------------------------------------------

Total Money Market Fund
(Cost: $6,250,644)                                                         $       6,250,644
--------------------------------------------------------------------------------------------

Total Investments in Securities
(Cost: $57,281,617)(h)                                                     $      59,447,956
============================================================================================

See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Oct. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $919,394.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $14,958,801 or 25.1% of net assets.

(e)   Affiliated Money Market Fund -- See Note 5 to the financial statements.

(f) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually, and the rate is 5% of Argentina GDP growth that exceeds the projected real GDP from Dec. 31, 2004, at an annual growth rate of 3%.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(h) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $57,390,584 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $ 2,122,406
      Unrealized depreciation                                           (65,034)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                   $ 2,057,372
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers (identified cost $51,030,973)                                                   $    53,197,312
  Affiliated money market fund (identified cost $6,250,644) (Note 5)                                         6,250,644
----------------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $57,281,617)                                               59,447,956
Foreign currency holdings (identified cost $18,787) (Note 1)                                                    19,042
Capital shares receivable                                                                                       11,000
Dividends and accrued interest receivable                                                                      917,787
Receivable for investment securities sold                                                                      319,750
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                60,715,535
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                                  1,036,839
Accrued investment management services fee                                                                       1,167
Accrued distribution fee                                                                                            95
Accrued transfer agency fee                                                                                         19
Accrued administrative services fee                                                                                130
Other accrued expenses                                                                                          50,456
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                            1,088,706
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                     $    59,626,829
======================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                               $        58,669
Additional paid-in capital                                                                                  57,374,503
Undistributed net investment income                                                                             52,106
Accumulated net realized gain (loss)                                                                           (29,751)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                         2,171,302
----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                               $    59,626,829
======================================================================================================================
Net assets applicable to outstanding shares:             Class A                                       $    11,663,305
                                                         Class B                                       $       510,005
                                                         Class C                                       $        38,734
                                                         Class I                                       $    47,400,407
                                                         Class Y                                       $        14,378
Net asset value per share of outstanding capital stock:  Class A shares            1,147,539           $         10.16
                                                         Class B shares               50,209           $         10.16
                                                         Class C shares                3,818           $         10.15
                                                         Class I shares            4,663,886           $         10.16
                                                         Class Y shares                1,415           $         10.16
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM FEB. 16, 2006* TO OCT. 31, 2006

Investment income
Income:
Interest                                                                                               $     1,786,685
Income distributions from affiliated money market fund (Note 5)                                                 24,531
  Less foreign taxes withheld                                                                                  (23,942)
----------------------------------------------------------------------------------------------------------------------
Total income                                                                                                 1,787,274
----------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                             191,237
Distribution fee
  Class A                                                                                                       18,917
  Class B                                                                                                        2,217
  Class C                                                                                                          212
Transfer agency fee                                                                                              3,167
Incremental transfer agency fee
  Class A                                                                                                          235
  Class B                                                                                                          128
  Class C                                                                                                            9
Service fee -- Class Y                                                                                              10
Administrative services fees and expenses                                                                       21,248
Compensation of board members                                                                                    3,897
Custodian fees                                                                                                  28,090
Printing and postage                                                                                             8,020
Registration fees                                                                                               73,685
Audit fees                                                                                                      22,500
Other                                                                                                            5,202
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                 378,774
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                             (61,711)
----------------------------------------------------------------------------------------------------------------------
                                                                                                               317,063
  Earnings and bank fee credits on cash balances (Note 2)                                                       (1,911)
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                             315,152
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                              1,472,122
----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                                               (29,751)
  Foreign currency transactions                                                                                  5,465
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                        (24,286)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                         2,200,317
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                        2,176,031
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                        $     3,648,153
======================================================================================================================

* When shares became publicly available.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM FEB. 16, 2006* TO OCT. 31, 2006

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                                        $     1,472,122
Net realized gain (loss) on investments                                                                        (24,286)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                         2,200,317
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                              3,648,153
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                                                   (361,037)
    Class B                                                                                                     (9,533)
    Class C                                                                                                       (927)
    Class I                                                                                                 (1,064,373)
    Class Y                                                                                                       (456)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                         (1,436,326)
----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                                                    1,661,325
  Class B shares                                                                                               633,827
  Class C shares                                                                                                50,525
  Class I shares                                                                                            48,766,475
  Class Y shares                                                                                                 3,950
Reinvestment of distributions at net asset value
  Class A shares                                                                                                33,503
  Class B shares                                                                                                 8,237
  Class C shares                                                                                                   483
  Class I shares                                                                                             1,064,028
  Class Y shares                                                                                                   119
Payments for redemptions
  Class A shares                                                                                              (199,501)
  Class B shares (Note 2)                                                                                     (152,644)
  Class C shares (Note 2)                                                                                      (23,086)
  Class I shares                                                                                            (4,452,607)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                                           47,394,634
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                                     49,606,461
Net assets at beginning of period (Note 1)                                                                  10,020,368**
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                            $    59,626,829
======================================================================================================================
Undistributed net investment income                                                                    $        52,106
----------------------------------------------------------------------------------------------------------------------

 * When shares became publicly available
** Initial capital of $10,045,040 was contributed on Feb. 9, 2006. The Fund had a decrease in net assets resulting from operations of $24,672 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in fixed income securities of emerging market issuers. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,045,040* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 5,504** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares, which represents 79.50% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 97% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $45,040 invested by the RiverSource Income Builder Funds.
** Includes 4,504 shares purchased by the RiverSource Income Builder Funds.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2006, the Fund has entered into outstanding when-issued securities of $400,000 and other forward-commitments of $519,394.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings were entirely comprised of Mexican pesos.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $11,967 and accumulated net realized loss has been increased by $5,465 resulting in a net reclassification adjustment to decrease paid-in capital by $6,502.

FOR THE PERIOD FROM FEB. 16, 2006* TO OCT. 31, 2006

CLASS A
Distributions paid from:
    Ordinary income                                     $   361,037
    Long-term capital gain                                       --

CLASS B
Distributions paid from:
    Ordinary income                                           9,533
    Long-term capital gain                                       --

CLASS C
Distributions paid from:
    Ordinary income                                             927
    Long-term capital gain                                       --

CLASS I
Distributions paid from:
    Ordinary income                                       1,064,373
    Long-term capital gain                                       --

CLASS Y
Distributions paid from:
    Ordinary income                                             456
    Long-term capital gain                                       --

* When shares became publicly available.

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $   131,322
Accumulated long-term gain (loss)                       $         -
Unrealized appreciation (depreciation)                  $ 2,062,335

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.


Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses. For the period ended Oct. 31, 2006, there were no expenses incurred for these particular items.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.


Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $10,854 for Class A and $494 for Class B for the period ended Oct. 31, 2006.

For the period ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.39% for Class A, 2.20% for Class B, 2.19% for Class C, 1.10% for Class I and 1.25% for Class Y. Of these waived fees and expenses, the management fees waived at the Fund level were $61,711. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the board, such that, net expenses will not exceed 1.45% for Class A, 2.21% for Class B, 2.21% for Class C, 1.10% for Class I and 1.29% for Class Y of the Fund's average daily net assets.

During the period ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,911 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $53,518,205 and $10,827,047, respectively, for the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Feb. 16, 2006* to Oct. 31, 2006 are as follows:

                             CLASS A   CLASS B   CLASS C     CLASS I    CLASS Y
-------------------------------------------------------------------------------
Sold                         168,404    64,048     5,108    4,998,724      403
Issued for reinvested
 distributions                 3,416       840        49      108,529       12
Redeemed                     (20,281)  (15,679)   (2,339)    (448,871)      --
-------------------------------------------------------------------------------
Net increase (decrease)      151,539    49,209     2,818    4,658,382      415
-------------------------------------------------------------------------------

*  When shares became publicly available.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the period ended Oct. 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                       2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  9.98
--------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .33
Net gains (losses) (both realized and unrealized)                      .18
--------------------------------------------------------------------------
Total from investment operations                                       .51
--------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.33)
--------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.16
--------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    12
--------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.39%(d),(e)
--------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     5.20%(d)
--------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               32%
--------------------------------------------------------------------------
Total return(f)                                                       5.25%(g)
--------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.81% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .28
Net gains (losses) (both realized and unrealized)                       .19
---------------------------------------------------------------------------
Total from investment operations                                        .47
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.28)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.16
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $     1
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.20%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.51%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        4.80%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.62% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .28
Net gains (losses) (both realized and unrealized)                       .18
---------------------------------------------------------------------------
Total from investment operations                                        .46
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.28)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.15
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.19%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.46%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        4.75%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.61% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .35
Net gains (losses) (both realized and unrealized)                       .17
---------------------------------------------------------------------------
Total from investment operations                                        .52
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.34)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.16
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    47
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.10%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      5.70%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        5.44%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.52% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .34
Net gains (losses) (both realized and unrealized)                       .18
---------------------------------------------------------------------------
Total from investment operations                                        .52
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.34)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.16
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.25%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      5.37%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        5.36%(g)
---------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.67% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Emerging Markets Bond Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the period from February 16, 2006 (when shares became publicly available) to October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Bond Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

December 20, 2006

INVESTMENTS IN SECURITIES

OCT. 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (98.3%)(c)

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT          VALUE(a)
AUSTRALIA (1.6%)
Commonwealth Bank of Australia
 (European Monetary Unit)
 Sr Unsub
  11-12-09                                   3.38%         570,000    $     716,223
New South Wales Treasury
 (Australian Dollar)
  03-01-08                                   8.00        5,570,000        4,405,017
Queensland Treasury
 (Australian Dollar)
  05-14-10                                   5.50        2,580,000        1,956,418
Telstra
  04-01-12                                   6.38          500,000          512,971
                                                                      -------------
Total                                                                     7,590,629
-----------------------------------------------------------------------------------

AUSTRIA (1.1%)
Republic of Austria
(European Monetary Unit)
  01-15-10                                   5.50        3,900,000        5,245,329
-----------------------------------------------------------------------------------

BELGIUM (2.0%)
Kingdom of Belgium
(European Monetary Unit)
  03-28-10                                   3.00        7,890,000        9,857,613
-----------------------------------------------------------------------------------

BRAZIL (0.3%)
Federative Republic of Brazil
  01-15-18                                   8.00        1,129,000        1,248,110
-----------------------------------------------------------------------------------

CANADA (3.0%)
Aquila Canada Finance
  06-15-11                                   7.75           70,000           73,921
Canadian Pacific Railway
 (Canadian Dollar)
  06-15-10                                   4.90          380,000(d)       345,169
EnCana
 Sr Nts
  10-15-13                                   4.75          750,000          713,693
Province of British Columbia
 (Canadian Dollar)
  08-23-10                                   6.38        4,735,000        4,558,687
Province of Ontario
 (Canadian Dollar)
  03-08-14                                   5.00%       6,000,000    $   5,625,448
Sun Media
  02-15-13                                   7.63          100,000          101,000
TELUS
  06-01-11                                   8.00        2,900,000        3,198,570
Videotron Ltee
  01-15-14                                   6.88          180,000          178,650
                                                                      -------------
Total                                                                    14,795,138
-----------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.3%)
Republic of Czechoslovakia
 (Czech Crown)
  06-16-13                                   3.70       28,500,000        1,294,885
-----------------------------------------------------------------------------------

DENMARK (0.5%)
Realkredit Danmark
 (Danish Krone) Series 10D
  01-01-08                                   4.00       12,860,000        2,202,896
-----------------------------------------------------------------------------------

FRANCE (6.2%)
Dexia Municipal Agency
 (European Monetary Unit)
  09-03-07                                   4.25          510,000          653,417
Govt of France
 (European Monetary Unit)
  04-25-12                                   5.00        7,520,000       10,216,390
  04-25-13                                   4.00        7,835,000       10,169,010
  10-25-16                                   5.00        6,525,000        9,171,944
                                                                      -------------
Total                                                                    30,210,761
-----------------------------------------------------------------------------------

GERMANY (9.3%)
Allgemeine Hypothekenbank Rheinboden
 (European Monetary Unit) Series 501
  09-02-09                                   5.00        1,800,000(d)     2,365,346
Bayerische Landesbank
 (Japanese Yen) Sr Nts
  04-22-13                                   1.40      266,000,000        2,268,438

See accompanying notes to investments in securities.

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT          VALUE(a)
GERMANY (CONT.)
Bundesrepublik Deutschland
 (European Monetary Unit)
  07-04-13                                   3.75%      10,120,000    $  12,953,472
  07-04-27                                   6.50        6,470,000       11,310,586
  07-04-28                                   4.75        1,595,000        2,298,770
  07-04-34                                   4.75        4,425,000        6,491,670
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
  01-15-10                                   5.50        1,800,000        2,414,447
Deutsche Bank
 (European Monetary Unit)
Sr Unsub
  07-28-09                                   4.25          500,000          645,756
Landesbank Berlin Girozentrale
 (European Monetary Unit)
  04-30-07                                   5.00        1,780,000        2,284,326
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
  07-05-10                                   5.75        1,825,000(d)     2,481,998
                                                                      -------------
Total                                                                    45,514,809
-----------------------------------------------------------------------------------

GREECE (1.9%)
Hellenic Republic
 (European Monetary Unit)
  04-19-07                                   4.65        2,950,000        3,780,293
  10-22-22                                   5.90        3,540,000        5,451,972
                                                                      -------------
Total                                                                     9,232,265
-----------------------------------------------------------------------------------

IRELAND (2.4%)
Irish Govt
 (European Monetary Unit)
  10-18-07                                   4.25        9,220,000       11,825,492
-----------------------------------------------------------------------------------

ITALY (3.9%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  11-01-07                                   6.00        9,360,000       12,214,727
  11-01-26                                   7.25        2,871,283        5,210,656
Telecom Italia Capital
  10-01-15                                   5.25        1,885,000        1,762,707
                                                                      -------------
Total                                                                    19,188,090
-----------------------------------------------------------------------------------

JAPAN (10.0%)
Development Bank of Japan
 (Japanese Yen)
  06-20-12                                   1.40%     538,000,000    $   4,622,366
Govt of Japan
 (Japanese Yen)
  12-21-09                                   1.70    2,024,000,000       17,734,098
  09-20-10                                   0.80      862,000,000        7,305,227
  12-20-12                                   1.00    1,227,000,000       10,283,655
  12-20-14                                   1.30      247,000,000        2,066,314
  12-20-34                                   2.40       61,000,000          518,925
Govt of Japan
 (Japanese Yen) Series 239
  06-20-12                                   1.40      700,000,000        6,029,248
                                                                      -------------
Total                                                                    48,559,833
-----------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
  05-22-12                                   7.00        1,500,000(d)     1,623,617
-----------------------------------------------------------------------------------

MEXICO (0.8%)
Mexican Fixed Rate
 (Mexican Peso)
  12-24-09                                   9.00       14,000,000        1,356,968
  12-20-12                                   9.00       22,870,000        2,235,422
United Mexican States
  09-27-34                                   6.75          270,000          290,925
                                                                      -------------
Total                                                                     3,883,315
-----------------------------------------------------------------------------------

NETHERLANDS (3.0%)
Bank Nederlandse Gemeenten
 (British Pound) Sr Unsub
  08-06-07                                   7.38          980,000        1,895,795
Govt of Netherlands
 (European Monetary Unit)
  01-15-08                                   2.50        7,670,000        9,653,815
  07-15-12                                   5.00        2,365,000        3,217,197
                                                                      -------------
Total                                                                    14,766,807
-----------------------------------------------------------------------------------

NEW ZEALAND (1.0%)
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                                   7.00        7,275,000        4,922,717
-----------------------------------------------------------------------------------

NORWAY (1.2%)
Govt of Norway
(Norwegian Krone)
  05-16-11                                   6.00       36,600,000        6,028,317
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
POLAND (1.4%)
Republic of Poland
 (Polish Zloty)
  03-24-10                                   5.75%      20,855,000             $   7,042,827
--------------------------------------------------------------------------------------------

SOUTH AFRICA (0.5%)
Republic of South Africa
 (South African Rand)
  02-28-08                                  10.00        7,400,000                 1,021,376
  08-31-10                                  13.00       10,357,500                 1,622,452
                                                                               -------------
Total                                                                              2,643,828
--------------------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
 (Japanese Yen) Series 21RG
  06-25-08                                   0.98       70,000,000                   598,661
--------------------------------------------------------------------------------------------

SPAIN (3.2%)
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
  03-25-11                                   3.50        2,400,000                 3,019,372
Govt of Spain
 (European Monetary Unit)
  07-30-09                                   5.15        9,320,000                12,349,295
                                                                               -------------
Total                                                                             15,368,667
--------------------------------------------------------------------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
 (British Pound)
  12-07-11                                   5.50        2,385,000                 4,635,188
--------------------------------------------------------------------------------------------

SWEDEN (0.5%)
Govt of Sweden
 (Swedish Krona)
  03-15-11                                   5.25       16,620,000                 2,451,890
--------------------------------------------------------------------------------------------

UNITED KINGDOM (4.8%)
BT Group
  12-15-10                                   8.38          550,000                   617,724
HBOS Treasury Services
 (European Monetary Unit)
  02-12-09                                   3.50        1,600,000                 2,029,659
United Kingdom Treasury
 (British Pound)
  03-07-12                                   5.00        5,630,000                10,874,547
  09-07-14                                   5.00        5,010,000                 9,808,876
                                                                               -------------
Total                                                                             23,330,806
--------------------------------------------------------------------------------------------

UNITED STATES (38.0%)
American Tower
 Sr Nts
  10-15-12                                   7.13%   $      35,000             $      35,700
ANR Pipeline
  03-15-10                                   8.88           45,000                    47,272
Baltimore Gas & Electric
 Sr Unsecured
  10-01-36                                   6.35          485,000(d)                503,599
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                                   4.89          750,000(f)                746,711
Banc of America Commercial Mtge
 Series 2005-4 Cl ASB
  07-10-45                                   4.87          725,000(f)                711,344
Banc of America Commercial Mtge
 Series 2006-2 Cl AAB
  05-10-45                                   5.72          950,000(f)                978,794
Banc of America Commercial Mtge
 Series 2006-4 Cl AAB
  07-10-46                                   5.60          950,000(f)                968,498
Banc of America Large Loan
 Series 2006-LAQ Cl E
  02-09-21                                   5.70          575,000(b),(d),(f)        577,346
Banc of America Large Loan
 Series 2006-LAQ Cl F
  02-09-21                                   5.76          625,000(b),(d),(f)        627,074
Banc of America Large Loan
 Series 2006-LAQ Cl G
  02-09-21                                   5.85          450,000(b),(d),(f)        450,811
Bank of America
 Sub Nts
  10-15-36                                   6.00        1,500,000                 1,555,395
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                                   4.00          551,830(f)                534,436
Bear Stearns Commercial Mtge Securities
 Series 2005-PW10 Cl A4
  12-11-40                                   5.41          900,000(f)                907,101
Bear Stearns Commercial Mtge Securities
 Series 2005-T20 Cl E
  10-12-42                                   5.16          500,000(f)                487,150
Cadbury Schweppes US Finance LLC
  10-01-08                                   3.88        1,640,000(d)              1,596,607

See accompanying notes to investments in securities.

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
  11-20-14                                   4.46%   $   1,850,397(d),(f)      $   1,820,963
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                                   2.84          700,000                   686,986
Cardinal Health
  06-15-15                                   4.00          905,000                   805,897
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                                   5.68        2,050,000(f)              2,094,374
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                                   4.15        1,163,077(d),(f)          1,142,977
Citigroup
 (European Monetary Unit) Sr Nts
  05-21-10                                   3.88        2,410,000                 3,072,505
CMS Energy
 Sr Nts
  01-15-09                                   7.50          140,000                   143,850
Colorado Interstate Gas
 Sr Nts
  03-15-15                                   5.95           35,000                    33,643
  11-15-15                                   6.80          200,000                   203,253
Comcast Cable Communications Holdings
  03-15-13                                   8.38          106,000                   121,085
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                                   5.63          400,000(b),(d),(f)        402,151
Cott Beverages USA
  12-15-11                                   8.00          305,000                   311,863
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                                   5.50        1,982,924(f)              1,989,042
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                                   7.50        1,067,416(f)              1,111,999
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                                   6.00        1,880,000(f)              1,898,221
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                                   5.66%   $     900,000(f)               $927,081
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                                   4.60          600,000(f)                580,252
DaimlerChrysler NA Holding
 (European Monetary Unit)
  01-16-07                                   5.63          670,000                   858,169
Denbury Resources
 Sr Sub Nts
  12-15-15                                   7.50           20,000                    20,000
Dex Media West LLC/Finance
 Sr Nts Series B
  08-15-10                                   8.50           85,000                    88,081
Drive Auto Receivables Trust
 Series 2006-2 Cl A2 (MBIA)
  07-15-11                                   5.30        1,125,000(d),(k)          1,125,000
DRS Technologies
  02-01-16                                   6.63          190,000                   188,100
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                                   5.78        1,600,000(d),(k)          1,626,903
Dynegy Holdings
  05-15-18                                   7.13           20,000                    18,600
Dynegy Holdings
 Sr Unsecured
  05-01-16                                   8.38           70,000                    71,925
Edison Mission Energy
 Sr Nts
  06-15-13                                   7.50          120,000(d)                123,300
EXCO Resources
  01-15-11                                   7.25          260,000                   250,250
Federal Home Loan Mtge Corp
  07-12-10                                   4.13        5,261,000                 5,130,580
Federal Home Loan Mtge Corp #A11799
  08-01-33                                   6.50          236,055(f)                241,324
Federal Home Loan Mtge Corp #A15881
  11-01-33                                   5.00        1,285,445(f)              1,245,763
Federal Home Loan Mtge Corp #E91486
  09-01-17                                   6.50          341,697(f)                348,861
Federal Home Loan Mtge Corp #E99684
  10-01-18                                   5.00          709,915(f)                700,558

                            See accompanying notes to investments in securities.

                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Federal Home Loan Mtge Corp #G01535
  04-01-33                                    6.00%  $  1,703,559(f)        $   1,725,310
Federal Home Loan Mtge Corp
 (European Monetary Unit)
  02-15-07                                    4.63      3,200,000               4,095,282
Federal Natl Mtge Assn #254632
  02-01-18                                    5.50      1,587,403(f)            1,592,669
Federal Natl Mtge Assn #254686
  04-01-18                                    5.50      1,779,312(f)            1,784,600
Federal Natl Mtge Assn #254722
  05-01-18                                    5.50        923,883(f)              926,628
Federal Natl Mtge Assn #360800
  01-01-09                                    5.74      1,155,887(f)            1,162,951
Federal Natl Mtge Assn #545874
  08-01-32                                    6.50        265,430(f)              272,443
Federal Natl Mtge Assn #555528
  04-01-33                                    6.00      1,279,309(f)            1,290,881
Federal Natl Mtge Assn #555734
  07-01-23                                    5.00        995,098(f)              972,237
Federal Natl Mtge Assn #555740
  08-01-18                                    4.50      1,579,949(f)            1,533,167
Federal Natl Mtge Assn #555851
  01-01-33                                    6.50      1,549,968(f)            1,588,803
Federal Natl Mtge Assn #575487
  04-01-17                                    6.50        787,498(f)              806,237
Federal Natl Mtge Assn #621581
  12-01-31                                    6.50        319,564(f)              329,229
Federal Natl Mtge Assn #633966
  03-01-17                                    6.00        220,455(f)              224,104
Federal Natl Mtge Assn #634749
  03-01-17                                    5.50        805,919(f)              809,170
Federal Natl Mtge Assn #640996
  05-01-32                                    7.50        537,107(f)              558,609
Federal Natl Mtge Assn #643381
  06-01-17                                    6.00        504,865(f)              513,221
Federal Natl Mtge Assn #645053
  05-01-32                                    7.00      1,062,364(f)            1,096,399
Federal Natl Mtge Assn #646147
  06-01-32                                    7.00        429,807(f)              445,996
Federal Natl Mtge Assn #652284
  08-01-32                                    6.50        452,610(f)              463,659
Federal Natl Mtge Assn #653145
  07-01-17                                    6.00        289,908(f)              294,978
Federal Natl Mtge Assn #653730
  09-01-32                                    6.50        203,969(f)              209,461
Federal Natl Mtge Assn #655589
  08-01-32                                    6.50%  $  1,731,401(f)        $   1,783,355
Federal Natl Mtge Assn #666424
  08-01-32                                    6.50        285,243(f)              292,206
Federal Natl Mtge Assn #670461
  11-01-32                                    7.50        322,498(f)              335,408
Federal Natl Mtge Assn #677333
  01-01-33                                    6.00      4,632,885(f)            4,674,791
Federal Natl Mtge Assn #684595
  03-01-33                                    6.00      1,829,979(f)            1,846,532
Federal Natl Mtge Assn #688034
  03-01-33                                    5.50        583,823(f)              579,482
Federal Natl Mtge Assn #688691
  03-01-33                                    5.50        931,468(f)              922,979
Federal Natl Mtge Assn #703818
  05-01-33                                    6.00        476,321(f)              480,977
Federal Natl Mtge Assn #711503
  06-01-33                                    5.50      1,285,081(f)            1,278,277
Federal Natl Mtge Assn #735029
  09-01-13                                    5.28        854,258(f)              857,724
Federal Natl Mtge Assn #741850
  09-01-33                                    5.50      2,122,886(f)            2,103,539
Federal Natl Mtge Assn #753507
  12-01-18                                    5.00      2,905,264(f)            2,868,321
Federal Natl Mtge Assn #755498
  11-01-18                                    5.50      1,342,525(f)            1,347,063
Federal Natl Mtge Assn #756236
  01-01-34                                    6.00      4,711,942(f)            4,766,009
Federal Natl Mtge Assn #756788
  11-01-33                                    6.50        222,486(f)              227,651
Federal Natl Mtge Assn #759336
  01-01-34                                    6.00      4,691,487(f)            4,744,691
Federal Natl Mtge Assn #886292
  07-01-36                                    7.00      4,907,861(f)            5,063,157
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                                    4.77      1,800,000(d),(f)        1,773,849
General Electric Capital
(European Monetary Unit) Sr Unsub
  06-20-07                                    5.13        500,000                 642,888
General Electric Capital
(New Zealand Dollar)
  02-04-10                                    6.63      2,765,000               1,816,459

See accompanying notes to investments in securities.

                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
Genworth Financial
 (Japanese Yen)
  06-20-11                                    1.60%    95,000,000           $     809,088
GMAC LLC
  09-15-11                                    6.88        135,000                 135,927
Govt Natl Mtge Assn #604708
  10-15-33                                    5.50      1,174,069(f)            1,170,595
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                                   20.00        961,186(f),(g)           94,415
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                                    4.88        500,000(f)              494,856
Greenwich Capital Commercial Funding
 Series 2006-GG7 Cl AAB
  07-10-38                                    6.11        350,000(f)              364,975
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                                    4.96        950,000(f)              942,552
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                                    2.85        400,000(d),(k)          388,166
IPALCO Enterprises
 Secured
  11-14-08                                    8.38        250,000                 258,750
JPMorgan Chase Commercial Mtge Securities
 Series 2002-CIB5 Cl A1
  10-12-37                                    4.37      1,046,545(f)            1,029,396
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A2
  07-12-37                                    5.26        900,000(f)              901,967
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                                    4.13        378,852(f)              367,299
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                                    3.97        391,354(f)              380,490
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                                    4.77      1,200,000(f)            1,170,646
JPMorgan Chase Commercial Mtge Securities
 Series 2006-CB16 Cl A4
  05-12-45                                    5.55      1,425,000(f)            1,450,589
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                                    5.48%  $    825,000(f)        $     835,126
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                                    5.49      1,150,000(f)            1,164,304
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP8 Cl A4
  05-15-45                                    5.40        950,000(f)              956,030
L-3 Communications
  06-15-12                                    7.63         80,000                  83,100
L-3 Communications
 Sr Sub Nts
 Series B
  10-15-15                                    6.38        160,000                 157,600
LaBranche & Co
 Sr Nts
  05-15-12                                   11.00        160,000                 172,800
Lamar Media
  01-01-13                                    7.25         32,000                  32,160
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                                    3.97        750,000(f)              708,840
LB-UBS Commercial Mtge Trust
 Series 2004-C8 Cl A2
  12-15-29                                    4.20      1,300,000(f)            1,266,590
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                                    4.93      1,375,000(f)            1,352,546
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                                    5.87        750,000(f)              780,829
Lincoln Natl
 Sr Unsecured
  04-07-36                                    6.15        660,000                 685,710
MGM MIRAGE
  10-01-09                                    6.00         45,000                  44,438
Michaels Stores
 Tranche B Term Loan
  10-31-13                                    8.38        250,000(e),(m)          253,125
Midwest Generation LLC
 Series B
  01-02-16                                    8.56         28,383                  30,654
Mohegan Tribal Gaming Authority
  02-15-15                                    6.88        115,000                 114,137

                            See accompanying notes to investments in securities.

                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
Mohegan Tribal Gaming Authority
 Sr Nts
  02-15-13                                    6.13%  $     45,000           $      44,606
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                                    8.00         75,000                  78,188
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                                    4.34        775,000(f)              758,519
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                                    4.59        750,000(f)              728,610
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                                    5.80        575,000(f)              596,005
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                                    5.45      1,150,000(b),(d),(f)     1,149,993
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A2
  01-15-39                                    5.98      2,200,000(f)            2,279,259
Morgan Stanley
 Sr Unsecured
  10-18-16                                    5.75        355,000                 360,721
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                                    5.70      2,400,000(g)              751,032
News America
  12-15-35                                    6.40      1,095,000               1,097,960
Nextel Communications
 Series F
  03-15-14                                    5.95      1,485,000               1,458,199
NRG Energy
  02-01-14                                    7.25        165,000                 166,856
NXP Funding LLC
 Secured
  10-15-13                                    8.12        185,000(b),(d)          186,619
Omnicare
 Sr Sub Nts
  12-15-13                                    6.75        235,000                 230,300
  12-15-15                                    6.88        120,000                 117,600
Overseas Private Investment
 U.S. Govt Guaranty Series 1996A
  09-15-08                                    6.99%  $  1,666,666           $   1,697,066
Owens Corning
 Sr Unsecured
  12-01-16                                    6.50        220,000(d)              223,715
Peabody Energy
 Sr Nts
  11-01-16                                    7.38         95,000                  98,800
Pioneer Natural Resources
 05-01-18                                     6.88        460,000                 454,084
Pokagon Gaming Authority
 Sr Nts
  06-15-14                                   10.38         40,000(d)               42,900
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                                    4.49        615,000                 607,064
Pride Intl
 Sr Nts
  07-15-14                                    7.38         90,000                  92,925
Principal Financial Group
  10-15-36                                    6.05        290,000                 299,379
Prudential Commercial Mtge Trust
 Series 2003-PWR1 Cl A1
  02-11-36                                    3.67        809,823(f)              779,703
Prudential Financial
  09-20-14                                    5.10        945,000                 925,494
Qwest
  03-15-12                                    8.88        130,000                 143,000
Qwest
 Sr Nts
  10-01-14                                    7.50        165,000(d)              172,013
Range Resources
  03-15-15                                    6.38         70,000                  67,200
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                                    5.57        800,000                 798,296
Sinclair Broadcast Group
  03-15-12                                    8.00        125,000                 128,750
Southern Star Central
 Sr Nts
  03-01-16                                    6.75        205,000                 203,463
Toyota Motor Credit
 (Japanese Yen) Sr Unsub
  06-09-08                                    0.75    297,000,000               2,541,375

See accompanying notes to investments in securities.

                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                                    6.40%  $    154,000           $     153,230
Triad Hospitals
 Sr Nts
  05-15-12                                    7.00        115,000                 114,138
Triad Hospitals
 Sr Sub Nts
  11-15-13                                    7.00        140,000                 136,150
U.S. Treasury
  11-30-07                                    4.25      2,000,000               1,986,562
  02-15-08                                    3.38        775,000                 761,165
  05-31-08                                    4.88        755,000                 756,268
  08-15-09                                    4.88      2,235,000               2,249,492
  10-31-11                                    4.63      3,615,000(e)            3,624,038
  08-15-16                                    4.88     11,355,000(h)           11,590,967
  08-15-23                                    6.25      3,385,000(j)            3,939,294
  02-15-26                                    6.00        515,000(j)              591,043
U.S. Treasury Inflation-Indexed Bond
  01-15-07                                    3.38      5,018,832(o)            4,960,129
United Auto Group
  03-15-12                                    9.63        130,000                 136,988
Valor Telecommunications Enterprises
 LLC/Finance
  02-15-15                                    7.75         35,000                  37,319
Verizon New York
 Series A
  04-01-12                                    6.88      1,390,000               1,450,731
Verizon Pennsylvania
 Series A
  11-15-11                                    5.65      4,155,000(j)            4,185,289
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
  11-15-35                                    3.89      1,250,000(f)            1,217,934
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                                    4.94        750,000(f)              731,930
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                                    5.09        800,000(f)              795,890
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                                    5.58        775,000(f)              788,647
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                                    5.77        525,000(f)              542,268
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                                    5.73%  $    900,000(f)        $     923,613
Washington Mutual
 Collateralized Mtge Obligation
 Series 2005-AR17 Cl A1C1
  12-25-45                                    5.51        559,212(f),(n)          559,398
Wells Fargo Bank
 Sub Nts
  08-26-36                                    5.95      1,400,000               1,453,816
Williams Companies
 Sr Nts
  07-15-19                                    7.63        426,000                 448,365
Windstream
 Sr Nts
  08-01-16                                    8.63        315,000(d)              339,806
XTO Energy
  01-31-15                                    5.00      1,130,000               1,078,453
                                                                            -------------
Total                                                                         184,643,103
-----------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $464,448,640)                                                        $ 478,705,593
-----------------------------------------------------------------------------------------




MONEY MARKET FUND (1.9%)(i)

                                                        SHARES                   VALUE(a)
RiverSource Short-Term
 Cash Fund                                              9,422,846(l)        $   9,422,846
-----------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $9,422,846)                                                          $   9,422,846
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $473,871,486)(p)                                                     $ 488,128,439
=========================================================================================

                            See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $21,089,922 or 4.3% of net assets.

(e) At Oct. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,870,828.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2006.

(h) At Oct. 31, 2006, security was partially or fully on loan. See Note 7 to the financial statements.

(i) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.5% of net assets. See Note 7 to the financial statements. 0.4% of net assets is the Fund's cash equivalent position.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

       TYPE OF SECURITY                                    NOTIONAL AMOUNT
       -------------------------------------------------------------------------
       PURCHASE CONTRACTS
       Euro-Bund, Dec. 2006, 10-year                       $     6,600,000
       Japanese Govt Bond, Dec. 2006, 10-year                  300,000,000
       U.S. Long Bond, Dec. 2006, 20-year                        4,700,000
       U.S. Treasury Note, Dec. 2006, 2-year                    28,200,000

       SALE CONTRACTS
       U.S. Treasury Note, Dec. 2006, 5-year                     1,000,000
       U.S. Treasury Note, Dec. 2006, 10-year                   26,600,000

(k) The following abbreviation(s) is (are) used in the portfolio security description(s) to identify the insurer of the issue:

       AMBAC -- Ambac Assurance Corporation
       MBIA -- MBIA Insurance Corporation

(l)    Affiliated Money Market Fund -- See Note 8 to the financial statements.

(m) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(o) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(p) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $474,255,983 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                             $    21,075,584
       Unrealized depreciation                                  (7,203,128)
       -------------------------------------------------------------------
       Net unrealized appreciation                         $    13,872,456
       -------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $464,448,640)                              $   478,705,593
  Affiliated money market fund (identified cost $9,422,846) (Note 8)                      9,422,846
---------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $473,871,486)                          488,128,439
Foreign currency holdings (identified cost $678,006) (Note 1)                               683,013
Capital shares receivable                                                                    46,636
Dividends and accrued interest receivable                                                 6,077,680
Receivable for investment securities sold                                                 3,987,025
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                96,359
---------------------------------------------------------------------------------------------------
Total assets                                                                            499,019,152
---------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                            11,938
Capital shares payable                                                                       99,654
Payable for investment securities purchased                                               3,975,094
Payable upon return of securities loaned (Note 7)                                         7,253,750
Unrealized depreciation on foreign currency contracts held, at value (Note 5)               313,843
Accrued investment management services fee                                                    9,416
Accrued distribution fee                                                                      3,701
Accrued transfer agency fee                                                                   2,457
Accrued administrative services fee                                                           1,064
Other accrued expenses                                                                      130,592
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        11,801,509
---------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                  $   487,217,643
===================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                            $       737,563
Additional paid-in capital                                                              473,136,340
Undistributed net investment income                                                       6,181,660
Accumulated net realized gain (loss) (Note 10)                                           (7,007,129)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies (Notes 5 and 6)                                                     14,169,209
---------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock            $   487,217,643
===================================================================================================
Net assets applicable to outstanding shares:            Class A                     $   276,081,128
                                                        Class B                     $    63,316,660
                                                        Class C                     $     3,116,080
                                                        Class I                     $   144,623,214
                                                        Class Y                     $        80,561
Net asset value per share of outstanding capital stock: Class A shares  41,822,802  $          6.60
                                                        Class B shares   9,495,713  $          6.67
                                                        Class C shares     470,447  $          6.62
                                                        Class I shares  21,955,114  $          6.59
                                                        Class Y shares      12,204  $          6.60
---------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 7)                                    $     7,145,460
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                        PERIOD FROM           PERIOD FROM             TOTAL
                                                                      NOV. 1, 2005 TO       NOV. 8, 2005 TO      NOV. 1, 2005 TO
                                                                       NOV. 7, 2005          OCT. 31, 2006        OCT. 31, 2006
                                                                          (NOTE 1)
INVESTMENT INCOME
Income:
Interest                                                            $          429,116    $       20,321,457    $       20,750,573
Income distributions from
  affiliated money market fund (Note 8)                                           --                  25,140                25,140
Fee income from securities lending (Note 7)                                       --                   7,847                 7,847
  Less foreign taxes withheld                                                   (1,305)              (14,670)              (15,975)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                   427,811            20,339,774            20,767,585
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
  Investment management services fee                                            79,875             3,654,801             3,734,676
Distribution fee
  Class A                                                                       16,787               745,837               762,624
  Class B                                                                       21,011               829,860               850,871
  Class C                                                                          807                34,803                35,610
Transfer agency fee                                                             19,890               895,641               915,531
Incremental transfer agency fee
  Class A                                                                        1,428                63,988                65,416
  Class B                                                                          817                34,067                34,884
  Class C                                                                           33                 1,400                 1,433
Service fee -- Class Y                                                               2                    87                    89
Administrative services fees and expenses                                        9,059               403,724               412,783
Custodian fees                                                                   3,538               152,805               156,343
Compensation of board members                                                     --                  13,252                13,252
Printing and postage                                                             2,310               144,660               146,970
Registration fees                                                                1,120                49,280                50,400
Audit fees                                                                         875                34,125                35,000
Other                                                                            1,334                26,854                28,188
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                 158,886             7,085,184             7,244,070
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates (Note 2)                            (15,149)             (542,624)             (557,773)
----------------------------------------------------------------------------------------------------------------------------------
                                                                               143,737             6,542,560             6,686,297

  Earnings and bank fee credits on cash balances (Note 2)                         (376)              (31,720)              (32,096)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                             143,361             6,510,840             6,654,201
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                284,450            13,828,934            14,113,384
----------------------------------------------------------------------------------------------------------------------------------

                                                                        PERIOD FROM           PERIOD FROM             TOTAL
                                                                      NOV. 1, 2005 TO       NOV. 8, 2005 TO      NOV. 1, 2005 TO
                                                                       NOV. 7, 2005          OCT. 31, 2006        OCT. 31, 2006
                                                                          (NOTE 1)
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
  Security transactions (Note 3)                                    $         (140,417)   $        3,767,619    $        3,627,202
  Foreign currency transactions                                                (35,569)             (370,643)             (406,212)
  Futures contracts                                                            556,228               473,983             1,030,211
  Payment from affiliate (Note 2)                                                   --                53,693                53,693
  Swap transactions                                                            (42,226)               45,242                 3,016
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        338,016             3,969,894             4,307,910
Net change in unrealized appreciation
  (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies                           (8,190,369)           14,827,641             6,637,272
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and
  foreign currencies                                                        (7,852,353)           18,797,535            10,945,182
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                         $       (7,567,903)   $       32,626,469    $       25,058,566
==================================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                         2006                2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $     14,113,384    $     13,170,793
Net realized gain (loss) on investments                                      4,307,910          17,596,445
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         6,637,272         (38,272,090)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             25,058,566          (7,504,852)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                (15,319,991)        (19,756,566)
    Class B                                                                 (2,907,320)         (6,142,688)
    Class C                                                                   (127,417)           (200,996)
    Class I                                                                 (6,261,680)         (2,313,524)
    Class Y                                                                     (4,811)             (3,814)
----------------------------------------------------------------------------------------------------------
Total distributions                                                        (24,621,219)        (28,417,588)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
    Class A shares (Note 2)                                                 47,932,918          88,281,344
    Class B shares                                                           8,983,786          31,813,617
    Class C shares                                                             679,733           1,377,503
    Class I shares                                                          74,810,942          68,619,250
    Class Y shares                                                              10,801              62,732
Reinvestment of distributions at net asset value
    Class A shares                                                          14,313,214          18,374,858
    Class B shares                                                           2,699,471           5,728,791
    Class C shares                                                             111,372             176,818
    Class I shares                                                           6,261,148           2,312,955
    Class Y shares                                                               4,811               3,814
Payments for redemptions
    Class A shares                                                        (138,853,002)       (118,593,333)
    Class B shares (Note 2)                                                (59,219,298)        (60,508,139)
    Class C shares (Note 2)                                                 (1,955,029)         (1,728,928)
    Class I shares                                                         (25,820,432)         (2,478,963)
    Class Y shares                                                             (19,002)            (56,092)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (70,058,567)         33,386,227
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (69,621,220)         (2,536,213)
Net assets at beginning of year                                            556,838,863         559,375,076
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $    487,217,643    $    556,838,863
==========================================================================================================
Undistributed net investment income                                   $      6,181,660    $     11,782,029
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in debt obligations of U.S. and foreign issuers.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-    Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-    Class C shares may be subject to a CDSC.
- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 29.68% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in World Income Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Interest Income                                                       $     429,119
Foreign taxes withheld                                                $       1,305
Investment management services fee                                    $      79,875
Custodian fees                                                        $       3,499
Audit fees                                                            $         630
Other                                                                 $       1,234
Earnings and bank fee credits on cash balances                        $           4

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2006, the Fund has entered into outstanding when-issued securities of $3,870,828.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CBMS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purpose and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,907,466 and accumulated net realized loss has been increased by $4,877,119 resulting in a net reclassification adjustment to decrease paid-in capital by $30,347.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                  2006              2005
---------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                           $    15,319,991   $    19,756,566
      Long-term capital gain                                 --                --

CLASS B
Distributions paid from:
      Ordinary income                                 2,907,320         6,142,688
      Long-term capital gain                                 --                --

CLASS C
Distributions paid from:
      Ordinary income                                   127,417           200,996
      Long-term capital gain                                 --                --

CLASS I
Distributions paid from:
      Ordinary income                                 6,261,680         2,313,524
      Long-term capital gain                                 --                --

CLASS Y
Distributions paid from:
      Ordinary income                                     4,811             3,814
      Long-term capital gain                                 --                --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $     7,529,645
Accumulated long-term gain (loss)                                 $    (6,599,145)
Unrealized appreciation (depreciation)                            $    12,413,240

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase. Prior to Dec. 6, 2005, World Trust, on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at the Portfolio level. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.77% to 0.67% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $3,693 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $287,200 for Class A, $159,151 for Class B and $656 for Class C for the year ended Oct. 31, 2006.

For the year ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.25% for Class A, 2.02% for Class B, 2.02% for Class C and 1.08% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $432,021, $120,646, $5,003 and $103, respectively. Under this agreement which was effective until Feb. 28, 2006, net expenses would not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.95% for Class I and 1.08% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.90% for Class I and 1.08% for Class Y of the Fund's average daily net assets.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $376 as a result of earnings and bank fee credits from overnight cash balances. During the period from Nov. 8, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $31,720 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $53,693 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,156,591 and $7,648,747, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $335,827,284 and $407,371,238,
respectively, for the period from Nov. 8, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED OCT. 31, 2006
                                   CLASS A         CLASS B         CLASS C         CLASS I         CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                7,394,126       1,374,250         104,714      11,574,667           1,649
Issued for reinvested
  distributions                     2,234,083         417,094          17,325         977,816             751
Redeemed                          (21,409,456)     (9,072,811)       (300,714)     (4,003,763)         (2,933)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (11,781,247)     (7,281,467)       (178,675)      8,548,720            (533)
-------------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED OCT. 31, 2005
                                   CLASS A         CLASS B         CLASS C         CLASS I         CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                               12,792,108       4,572,740         200,644      10,013,472           9,106
Issued for reinvested
  distributions                     2,648,124         822,515          25,507         336,240             549
Redeemed                          (17,214,211)     (8,827,651)       (251,580)       (357,832)         (8,067)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)            (1,773,979)     (3,432,396)        (25,429)      9,991,880           1,588
-------------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                                   CURRENCY TO       CURRENCY TO     UNREALIZED        UNREALIZED
EXCHANGE DATE                                     BE DELIVERED       BE RECEIVED    APPRECIATION      DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
Nov. 10, 2006                                          560,000         1,038,596   $            --   $        29,676
                                                 British Pound       U.S. Dollar
Nov. 15, 2006                                       13,665,000        17,171,849                --           283,524
                                        European Monetary Unit       U.S. Dollar
Nov. 22, 2006                                        5,949,367       705,000,000            96,359                --
                                                   U.S. Dollar      Japanese Yen
Dec. 4, 2006                                         2,700,000         2,405,131                --               643
                                               Canadian Dollar       U.S. Dollar
--------------------------------------------------------------------------------------------------------------------
Total                                                                              $        96,359   $       313,843
--------------------------------------------------------------------------------------------------------------------

6. INTEREST RATE FUTURES CONTRACTS

At Oct. 31, 2006, investments in securities included securities valued at $497,998 that were pledged as collateral to cover initial margin deposits on open purchase and sale contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase and sale contracts are as follows:

                                                                NUMBER OF       NOTIONAL      UNREALIZED
TYPE OF SECURITY                                                CONTRACTS     MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bund, Dec. 2006, 10-year (European Monetary Unit)                   66   $  9,925,445   $    (19,229)
Japanese Govt Bond, Dec. 2006, 10-year (Japanese Yen)                     3      3,449,679          5,049
U.S. Long Bond, Dec. 2006, 20-year (U.S. Dollar)                         47      5,294,844        102,304
U.S. Treasury Note, Dec. 2006, 2-year (U.S. Dollar)                     141     28,821,281         61,263
---------------------------------------------------------------------------------------------------------
Total                                                                         $ 47,491,249   $    149,387
---------------------------------------------------------------------------------------------------------

                                                                NUMBER OF       NOTIONAL      UNREALIZED
SALE CONTRACTS                                                  CONTRACTS     MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Note, Dec. 2006, 5-year (U.S. Dollar)                      10   $  1,055,625   $     (7,217)
U.S. Treasury Note, Dec. 2006, 10-year (U.S. Dollar)                    266     28,786,188        (71,157)
---------------------------------------------------------------------------------------------------------
Total                                                                         $ 29,841,813   $    (78,374)
---------------------------------------------------------------------------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2006, securities valued at $7,145,460 were on loan to brokers. For collateral, the Fund received $7,253,750 in cash. Cash collateral received is invested in an affiliated money market fund and short term securities, which are included in the "Investments in securities." Income from securities lending amounted to $7,847 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $6,599,145 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

                    2010               2011
                $ 6,100,374          $ 498,771

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.59        $     7.02        $     6.57     $     6.00     $     5.81
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .19               .16               .17            .18            .19
Net gains (losses) (both realized
  and unrealized)                                      .14              (.23)              .52            .60            .17
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .33              (.07)              .69            .78            .36
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.32)             (.36)             (.24)          (.21)          (.17)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.60        $     6.59        $     7.02     $     6.57     $     6.00
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $      276        $      353        $      389     $      380     $      348
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         1.25%(c)          1.35%(c)          1.34%          1.36%          1.34%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         2.77%             2.42%             2.66%          2.73%          3.12%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       5.17%            (1.18%)           10.70%         13.25%          6.24%
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.39% and 1.37% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.59        $     7.02        $     6.57     $     5.99     $     5.79
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .13               .10               .14            .12            .13
Net gains (losses) (both realized
  and unrealized)                                      .16              (.23)              .50            .62            .19
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .29              (.13)              .64            .74            .32
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.21)             (.30)             (.19)          (.16)          (.12)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.67        $     6.59        $     7.02     $     6.57     $     5.99
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $       63        $      111        $      142     $      158     $      152
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         2.02%(c)          2.12%(c)          2.10%          2.12%          2.10%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         1.98%             1.65%             1.90%          1.97%          2.36%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       4.45%            (1.98%)            9.83%         12.39%          5.59%
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Then Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.16% and 2.13% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.57        $     6.99        $     6.55     $     5.98     $     5.79
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14               .11               .14            .13            .14
Net gains (losses) (both realized
  and unrealized)                                      .13              (.22)              .49            .60            .18
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .27              (.11)              .63            .73            .32
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.22)             (.31)             (.19)          (.16)          (.13)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.62        $     6.57        $     6.99     $     6.55     $     5.98
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $        3        $        4        $        5     $        5     $        3
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         2.02%(c)          2.12%(c)          2.09%          2.14%          2.10%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         2.00%             1.65%             1.91%          1.89%          2.29%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       4.25%            (1.83%)            9.72%         12.41%          5.51%
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.16% and 2.14% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005             2004(b)
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.61        $     7.03        $     6.77
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .21               .19               .16
Net gains (losses) (both realized
  and unrealized)                                      .14              (.22)              .24
----------------------------------------------------------------------------------------------
Total from investment operations                       .35              (.03)              .40
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.37)             (.39)             (.14)
----------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.59        $     6.61        $     7.03
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $      145        $       89        $       24
----------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(c)                         .88%              .91%               .89%(d)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         3.18%             2.87%             3.07%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%
----------------------------------------------------------------------------------------------
Total return(e)                                       5.52%             (.56%)            6.06%(f)
----------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.61        $     7.04        $     6.59     $     6.01     $     5.80
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .20               .16               .18            .19            .20
Net gains (losses) (both realized
  and unrealized)                                      .13              (.22)              .52            .61            .19
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .33              (.06)              .70            .80            .39
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.34)             (.37)             (.25)          (.22)          (.18)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.60        $     6.61        $     7.04     $     6.59     $     6.01
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $       --        $       --        $       --     $       --     $       --
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         1.08%(c)          1.18%(c)          1.17%          1.18%          1.17%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         2.95%             2.60%             2.83%          2.69%          3.29%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       5.29%            (1.00%)           10.86%         13.54%          6.72%
----------------------------------------------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.20% and 1.20% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Bond Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Bond Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

INVESTMENTS IN SECURITIES

OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (99.3%)(c)

ISSUER                                                      SHARES     VALUE(a)
AUSTRALIA (2.0%)
BIOTECHNOLOGY (1.1%)
CSL                                                        173,476   $ 7,534,147
--------------------------------------------------------------------------------

METALS & MINING (0.9%)
Zinifex                                                    589,375     6,922,876
--------------------------------------------------------------------------------

BERMUDA (0.8%)
INSURANCE
PartnerRe                                                   82,902     5,796,508
--------------------------------------------------------------------------------

BRAZIL (3.0%)
METALS & MINING (1.2%)
Cia Vale do Rio
   Doce ADR                                                387,881     8,424,775
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
Petroleo Brasileiro ADR                                     85,884     7,623,064
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Aracruz Celulose ADR                                       105,012     5,777,760
--------------------------------------------------------------------------------

CANADA (1.9%)
METALS & MINING (1.0%)
Aur Resources                                              378,100     7,324,150
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
Canadian Natural
   Resources                                               129,457     6,751,183
--------------------------------------------------------------------------------

CHILE (1.1%)
METALS & MINING
Antofagasta                                                858,050     8,298,229
--------------------------------------------------------------------------------

FINLAND (0.5%)
COMMUNICATIONS EQUIPMENT
Nokia                                                      177,499     3,523,006
--------------------------------------------------------------------------------

FRANCE (2.6%)
AUTOMOBILES (0.5%)
Renault                                                     31,284     3,659,669
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Societe Generale                                            36,688   $ 6,097,083
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
Schneider Electric                                          48,150     5,002,738
--------------------------------------------------------------------------------

INSURANCE (0.3%)
Assurances Generales
   de France                                                16,080     2,257,698
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Sanofi-Aventis                                              27,046     2,299,134
--------------------------------------------------------------------------------

GERMANY (3.4%)
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Fresenius Medical
   Care & Co                                                40,551     5,410,920
--------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
RWE                                                         36,901     3,646,989
--------------------------------------------------------------------------------

SOFTWARE (0.8%)
SAP                                                         27,980     5,567,050
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.4%)
Hypo Real Estate
   Holding                                                 165,000    10,372,352
--------------------------------------------------------------------------------

GREECE (1.0%)
CONSTRUCTION MATERIALS
TITAN Cement                                               141,083     7,404,826
--------------------------------------------------------------------------------

HONG KONG (3.1%)
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.5%)
China Overseas Land
   & Investment                                          5,294,000     4,826,528
Hang Lung Properties                                     2,776,000     6,054,105
                                                                     -----------
Total                                                                 10,880,633
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.6%)
Esprit Holdings                                          1,259,000    12,190,608
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                               SHARES            VALUE(a)
IRELAND (0.7%)
COMMERCIAL BANKS
Bank of Ireland                                      252,723         $ 5,093,472
--------------------------------------------------------------------------------

JAPAN (14.4%)
AUTOMOBILES (1.0%)
Honda Motor                                          206,400           7,306,507
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
Asahi Glass                                          270,000           3,109,791
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Nomura Holdings                                      419,400           7,405,395
Tokai Tokyo Securities                             1,230,000           6,068,491
                                                                     -----------
Total                                                                 13,473,886
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
Mitsubishi UFJ
   Financial Group                                       963          12,104,403
Mizuho Financial Group                                   919           7,158,691
                                                                     -----------
Total                                                                 19,263,094
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Hoya                                                  92,200           3,563,437
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.3%)
Daito Trust Construction                             131,100           6,916,519
Daiwa House Industry                                 201,000           3,626,422
GOLDCREST                                            108,770           5,952,356
                                                                     -----------
Total                                                                 16,495,297
--------------------------------------------------------------------------------

INSURANCE (1.1%)
T&D Holdings                                         112,700           8,239,290
--------------------------------------------------------------------------------

MACHINERY (1.7%)
AMADA                                                713,000           7,078,179
THK                                                  220,900           5,619,303
                                                                     -----------
Total                                                                 12,697,482
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.1%)
Canon                                                149,700           8,025,814
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.8%)
Mitsubishi Estate                                    221,000           5,291,150
Mitsui Fudosan                                       330,000           8,126,550
                                                                     -----------
Total                                                                 13,417,700
--------------------------------------------------------------------------------

LUXEMBOURG (0.5%)
METALS & MINING
Ternium ADR                                          143,594(b)      $ 3,503,694
--------------------------------------------------------------------------------

MEXICO (0.8%)
MEDIA
Grupo Televisa ADR                                   246,745           6,089,667
--------------------------------------------------------------------------------

NETHERLANDS (1.6%)
DIVERSIFIED FINANCIAL SERVICES (1.1%)
ING Groep                                            184,072           8,155,102
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Royal Numico                                          75,405           3,371,532
--------------------------------------------------------------------------------

NORWAY (1.3%)
COMMERCIAL BANKS (0.6%)
DNB NOR                                              342,500           4,486,236
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
TGS NOPEC Geophysical                                301,720(b)        5,378,705
--------------------------------------------------------------------------------

SOUTH AFRICA (1.9%)
FOOD & STAPLES RETAILING (1.1%)
Massmart Holdings                                    982,404           7,912,606
--------------------------------------------------------------------------------

METALS & MINING (0.8%)
Anglo American                                       126,379           5,698,850
--------------------------------------------------------------------------------

SOUTH KOREA (3.6%)
COMMERCIAL BANKS (1.5%)
Kookmin Bank                                          61,470           4,888,621
Shinhan Financial Group                              121,220           5,592,492
                                                                     -----------
Total                                                                 10,481,113
--------------------------------------------------------------------------------

MACHINERY (0.9%)
Hyundai Heavy Inds                                    46,140           6,785,294
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
POSCO                                                 13,952           3,873,910
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Hynix Semiconductor
   GDR                                               136,881(b,d,e)    4,968,507
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                   SHARES        VALUE(a)
SPAIN (1.3%)
BIOTECHNOLOGY (0.7%)
Grifols                                                  500,000(b)  $ 5,233,243
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Inditex                                                   95,648       4,573,311
--------------------------------------------------------------------------------

SWEDEN (1.3%)
COMMUNICATIONS EQUIPMENT (0.5%)
Telefonaktiebolaget LM
   Ericsson Series B                                   1,000,000       3,794,804
--------------------------------------------------------------------------------

MACHINERY (0.8%)
Atlas Copco Series A                                     195,200       5,704,282
--------------------------------------------------------------------------------

SWITZERLAND (4.2%)
CAPITAL MARKETS (1.8%)
UBS                                                      218,854      13,071,425
--------------------------------------------------------------------------------

CHEMICALS (0.5%)
Syngenta                                                  23,906(b)    3,860,704
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.9%)
Roche Holding                                             80,112      14,019,600
--------------------------------------------------------------------------------

TAIWAN (1.2%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor
   Mfg                                                 1,750,983       3,211,364
Taiwan Semiconductor
   Mfg ADR                                               568,598       5,515,400
                                                                     -----------
Total                                                                  8,726,764
--------------------------------------------------------------------------------

UNITED KINGDOM (5.8%)
CAPITAL MARKETS (0.4%)
3i Group                                                 152,537       2,793,260
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
HSBC Holdings                                            476,000       8,985,406
Standard Chartered                                       145,824       4,102,852
                                                                     -----------
Total                                                                 13,088,258
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
Drax Group                                               630,184       9,796,927
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
BG Group                                                 568,138       7,537,301
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Carphone Warehouse
   Group                                               1,717,961     $ 9,290,332
--------------------------------------------------------------------------------

UNITED STATES (41.4%)
AEROSPACE & DEFENSE (1.1%)
United Technologies                                      117,435       7,717,828
--------------------------------------------------------------------------------

BEVERAGES (1.6%)
Coca-Cola                                                117,947       5,510,484
PepsiCo                                                   95,306       6,046,212
                                                                     -----------
Total                                                                 11,556,696
--------------------------------------------------------------------------------

BIOTECHNOLOGY (1.0%)
Amgen                                                     98,237(b)    7,457,171
--------------------------------------------------------------------------------

CAPITAL MARKETS (2.9%)
Bear Stearns Companies                                    39,364       5,957,741
E*TRADE Financial                                        258,737(b)    6,023,397
Goldman Sachs Group                                       47,076       8,934,554
                                                                     -----------
Total                                                                 20,915,692
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems                                            366,858(b)    8,852,283
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.2%)
Bank of America                                          234,379      12,625,997
CIT Group                                                108,524       5,648,674
Citigroup                                                105,767       5,305,273
                                                                     -----------
Total                                                                 23,579,944
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Weatherford Intl                                          86,357(b)    3,547,546
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
CVS                                                      106,903       3,354,616
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
St. Jude Medical                                         167,569(b)    5,755,995
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
CIGNA                                                     48,863       5,715,994
WellPoint                                                137,573(b)   10,499,571
                                                                     -----------
Total                                                                 16,215,565
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                 SHARES         VALUE(a)
UNITED STATES (CONT.)
HOUSEHOLD DURABLES (2.4%)
DR Horton                                              444,447      $ 10,413,394
Hovnanian Enterprises
   Cl A                                                235,365(b)      7,261,010
                                                                    ------------
Total                                                                 17,674,404
--------------------------------------------------------------------------------

INSURANCE (0.7%)
Genworth Financial Cl A                                147,682         4,938,486
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.2%)
Google Cl A                                             33,840(b)     16,121,038
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Exelixis                                               300,900(b)      2,918,730
Thermo Electron                                        123,238(b)      5,283,213
                                                                    ------------
Total                                                                  8,201,943
--------------------------------------------------------------------------------

MEDIA (2.7%)
Clear Channel
   Communications                                      181,664         6,330,990
Comcast Cl A                                           194,177(b)      7,897,178
RH Donnelley                                            98,289         5,918,964
                                                                    ------------
Total                                                                 20,147,132
--------------------------------------------------------------------------------

METALS & MINING (1.4%)
Phelps Dodge                                           104,601        10,499,849
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.5%)
Arch Coal                                              148,490         5,142,209
Devon Energy                                            94,013         6,283,829
Marathon Oil                                            64,354         5,560,186
Occidental Petroleum                                   117,875         5,533,053
Ultra Petroleum                                         58,919(b)      3,144,507
Valero Energy                                          267,252        13,985,296
                                                                    ------------
Total                                                                 39,649,080
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.7%)
MGI PHARMA                                             260,624(b)      4,959,675
Pfizer                                                 369,943         9,858,981
Wyeth                                                  102,010         5,205,570
                                                                    ------------
Total                                                                 20,024,226
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Jones Lang LaSalle                                      61,203         5,630,676
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Analog Devices                                         103,090         3,280,324
--------------------------------------------------------------------------------

SOFTWARE (1.3%)
Microsoft                                              322,533      $  9,259,923
--------------------------------------------------------------------------------

SPECIALTY RETAIL (2.9%)
Abercrombie & Fitch Cl A                                94,864         7,271,326
Home Depot                                             229,416         8,564,098
Staples                                                205,468         5,299,020
                                                                    ------------
Total                                                                 21,134,444
--------------------------------------------------------------------------------

TOBACCO (0.6%)
Altria Group                                            57,485         4,675,255
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
American Tower Cl A                                    140,046(b)      5,044,457
Leap Wireless Intl                                     137,294(b)      7,614,325
                                                                    ------------
Total                                                                 12,658,782
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $632,835,733)                                                $728,495,493
--------------------------------------------------------------------------------

OTHER (--%)(c)

ISSUER                                                  SHARES          VALUE(a)
HONG KONG
China Overseas Land & Investment                       661,750(b,e) $    222,095
   Warrants

FRANCE
Societe Generale                                        36,688(b)   $     60,409
   Rights
--------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                         $    282,504
--------------------------------------------------------------------------------

MONEY MARKET FUND (0.6%)

                                                        SHARES          VALUE(a)
RiverSource Short-Term
   Cash Fund                                         4,419,497(f)   $  4,419,497
--------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,419,497)                                                  $  4,419,497
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $637,255,230)(g)                                             $733,197,494
================================================================================

See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $4,968,507 or 0.7% of net assets.

(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

                                        ACQUISITION
SECURITY                                   DATES               COST
----------------------------------------------------------------------
Hynix Semiconductor GDR*           06-26-06 thru 09-28-06   $4,263,986

China Overseas Land & Investment
   Warrants                               06-29-06                  --

* Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(g) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $641,987,595 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                     $101,912,295
Unrealized depreciation                                      (10,702,396)
------------------------------------------------------------------------
Net unrealized appreciation                                 $ 91,209,899
------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $632,835,733)                                       $   728,777,997
   Affiliated money market fund (identified cost $4,419,497) (Note 5)                              4,419,497
------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $637,255,230)                                   733,197,494
Cash in bank on demand deposit                                                                         4,903
Foreign currency holdings (identified cost $1,259,554) (Note 1)                                    1,275,383
Capital shares receivable                                                                            215,345
Dividends and accrued interest receivable                                                            882,990
Receivable for investment securities sold                                                          8,592,761
------------------------------------------------------------------------------------------------------------
Total assets                                                                                     744,168,876
------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                67,456
Payable for investment securities purchased                                                       10,511,036
Accrued investment management services fee                                                            15,565
Accrued distribution fee                                                                               7,329
Accrued service fee                                                                                       26
Accrued transfer agency fee                                                                            3,306
Accrued administrative services fee                                                                    1,574
Other accrued expenses                                                                               158,149
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 10,764,441
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $   733,404,435
============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                     $       985,127
Additional paid-in capital                                                                     1,105,424,734
Undistributed net investment income                                                                  158,923
Accumulated net realized gain (loss) (Note 7)                                                   (469,155,876)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                             95,991,527
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $   733,404,435
============================================================================================================
Net assets applicable to outstanding shares:              Class A                            $   608,153,308
                                                          Class B                            $   110,122,992
                                                          Class C                            $     5,663,445
                                                          Class Y                            $     9,464,690
Net asset value per share of outstanding capital stock:   Class A shares        80,859,119   $          7.52
                                                          Class B shares        15,600,152   $          7.06
                                                          Class C shares           807,287   $          7.02
                                                          Class Y shares         1,246,167   $          7.60

See accompanying notes to financial statements.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

                                                          PERIOD FROM           PERIOD FROM         TOTAL
                                                         NOV. 1, 2005 TO      NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                                      NOV. 7, 2005 (NOTE 1)    OCT. 31, 2006     OCT. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                    $ 153,641          $ 12,104,360      $ 12,258,001
Interest                                                        16,507               285,386           301,893
Income distributions from affiliated
   money market fund (Note 5)                                       --                38,833            38,833
Fee income from securities lending (Note 3)                         --               174,280           174,280
   Less foreign taxes withheld                                      --            (1,075,474)       (1,075,474)
--------------------------------------------------------------------------------------------------------------
Total income                                                   170,148            11,527,385        11,697,533
--------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                             136,210             5,654,806         5,791,016
Distribution fee
   Class A                                                      21,737             1,347,282         1,369,019
   Class B                                                      19,844             1,147,029         1,166,873
   Class C                                                         455                40,741            41,196
Transfer agency fee                                             26,649             1,434,403         1,461,052
Incremental transfer agency fee
   Class A                                                       2,149               117,670           119,819
   Class B                                                         964                50,195            51,159
   Class C                                                          18                 1,420             1,438
Service fee -- Class Y                                             124                 8,280             8,404
Administrative services fees and expenses                        8,774               523,998           532,772
Compensation of board members                                       --                14,949            14,949
Custodian fees                                                   4,068               205,187           209,255
Printing and postage                                             3,850               180,640           184,490
Registration fees                                                1,050                71,567            72,617
Audit fees                                                         805                35,195            36,000
Other                                                              391                47,785            48,176
--------------------------------------------------------------------------------------------------------------
Total expenses                                                 227,088            10,881,147        11,108,235
   Earnings and bank fee credits on
      cash balances (Note 2)                                      (399)              (47,168)          (47,567)
--------------------------------------------------------------------------------------------------------------
Total net expenses                                             226,689            10,833,979        11,060,668
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                (56,541)              693,406           636,865
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

                                                          PERIOD FROM            PERIOD FROM         TOTAL
                                                         NOV. 1, 2005 TO       NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                                       NOV.7, 2005 (NOTE 1)     OCT. 31, 2006     OCT. 31, 2006

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                            $  683,779          $ 97,482,172      $ 98,165,951
   Foreign currency transactions                                 34,579               269,800           304,379
   Payment from affiliate (Note 2)                                   --                84,953            84,953
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                         718,358            97,836,925        98,555,283
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                          9,265,917            13,495,287        22,761,204
----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
   currencies                                                 9,984,275           111,332,212       121,316,487
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                           $9,927,734          $112,025,618      $121,953,352
================================================================================================================

See accompanying notes to financial statements.

RIVERSOURCE 21 GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                         2006           2005

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $    636,865   $    885,873
Net realized gain (loss) on investments                                   98,555,283     66,693,054
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     22,761,204     30,979,613
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          121,953,352     98,558,540
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                             (1,251,232)    (2,338,575)
      Class C                                                                   (867)        (2,880)
      Class Y                                                                (25,269)       (38,052)
---------------------------------------------------------------------------------------------------
Total distributions                                                       (1,277,368)    (2,379,507)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                               172,183,612    104,040,955
   Class B shares                                                         35,714,119     24,780,371
   Class C shares                                                          3,352,708      1,498,251
   Class Y shares                                                          3,186,241      1,968,825
Reinvestment of distributions at net asset value
   Class A shares                                                          1,230,861      2,297,175
   Class C shares                                                                850          2,823
   Class Y shares                                                             25,268         38,052
Payments for redemptions
   Class A shares                                                       (110,583,690)   (99,120,333)
   Class B shares (Note 2)                                               (46,861,081)   (47,049,861)
   Class C shares (Note 2)                                                  (685,303)      (408,707)
   Class Y shares                                                         (1,565,797)    (1,162,458)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         55,997,788    (13,114,907)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  176,673,772     83,064,126
Net assets at beginning of year                                          556,730,663    473,666,537
---------------------------------------------------------------------------------------------------
Net assets at end of year                                               $733,404,435   $556,730,663
===================================================================================================
Undistributed (excess of distributions) net investment income           $    158,923   $ (1,367,979)
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o    Class B shares may be subject to a contingent deferred sales charge
     (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in the World Growth Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                        $153,641
Interest income                                  $ 16,507
Investment management services fee               $136,210
Custodian fees                                   $  4,024
Audit fees                                       $    630
Other                                            $    321
Earnings and bank fee credits on cash balances   $     24

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $5,190,602 representing 0.71% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,167,405 and accumulated net realized loss has been increased by $2,167,778 resulting in a net reclassification adjustment to increase paid-in capital by $373.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                         2006         2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income                                       $1,251,232   $2,338,575
   Long-term capital gain                                        --           --

CLASS B
Distributions paid from:
   Ordinary income                                               --           --
   Long-term capital gain                                        --           --

CLASS C
Distributions paid from:
   Ordinary income                                              867        2,880
   Long-term capital gain                                        --           --

CLASS Y
Distributions paid from:
   Ordinary income                                           25,269       38,052
   Long-term capital gain                                        --           --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $   4,710,090
Accumulated long-term gain (loss)                                  $(468,974,678)
Unrealized appreciation (depreciation)                             $  91,259,162

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued

FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.80% to 0.675% annually as the Fund's assets increased. Prior to Nov. 8, 2005, World Trust, on behalf of the Portfolio,

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at the Portfolio level. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Nov. 7, 2005, the adjustment increased the fee by $51,279 and for the period from Nov. 8, 2005 to Oct. 31, 2006, the adjustment increased the fee by $476,235.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $17,644 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,207,473 for Class A, $63,544 for Class B and $1,067 for Class C for the year ended Oct. 31, 2006.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $399 as a result of earnings and bank fee credits from overnight cash balances. During the period from Nov. 8, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $47,168 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $84,953 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,242,385 and $2,768,723, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $810,667,531 and $746,461,890,
respectively, for the period from Nov. 8, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

Income from securities lending amounted to $174,280 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED OCT. 31, 2006
                                        CLASS A       CLASS B     CLASS C    CLASS Y
------------------------------------------------------------------------------------
Sold                                   24,909,235    5,476,744    511,941    450,583
Issued for reinvested distributions       183,985           --        135      3,744
Redeemed                              (15,810,293)  (7,193,343)  (104,104)  (221,723)
------------------------------------------------------------------------------------
Net increase (decrease)                 9,282,927   (1,716,599)   407,972    232,604
------------------------------------------------------------------------------------

                                                 YEAR ENDED OCT. 31, 2005
                                        CLASS A       CLASS B     CLASS C    CLASS Y
------------------------------------------------------------------------------------
Sold                                   17,716,088    4,520,559    276,626    343,576
Issued for reinvested distributions       417,668           --        544      6,869
Redeemed                              (17,262,949)  (8,504,166)   (75,366)  (199,031)
------------------------------------------------------------------------------------
Net increase (decrease)                   870,807   (3,983,607)   201,804    151,414
------------------------------------------------------------------------------------

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $468,974,678 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

    2009           2010           2011
$294,829,842   $143,634,885   $30,509,951

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003      2002
Net asset value, beginning of period      $ 6.23   $ 5.16   $ 4.62   $ 3.92   $  4.69
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .01      .02       --      .01        --
Net gains (losses) (both realized
   and unrealized)                          1.30     1.08      .54      .69      (.77)
-------------------------------------------------------------------------------------
Total from investment operations            1.31     1.10      .54      .70      (.77)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of
   net investment income                    (.02)    (.03)      --       --        --
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.52   $ 6.23   $ 5.16   $ 4.62   $  3.92
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $  608   $  446   $  364   $  366   $   406
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.51%    1.57%    1.41%    1.50%     1.39%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .23%     .33%     .07%     .26%      .01%
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         112%      93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            21.01%   21.48%   11.72%   17.86%   (16.42%)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.


RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 5.88   $ 4.87   $ 4.40   $ 3.76   $  4.53
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.01)    (.02)    (.03)    (.03)     (.04)
Net gains (losses) (both realized
   and unrealized)                          1.19     1.03      .50      .67      (.73)
-------------------------------------------------------------------------------------
Total from investment operations            1.18     1.01      .47      .64      (.77)
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.06   $ 5.88   $ 4.87   $ 4.40   $  3.76
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  110   $  102   $  104   $  142   $   173
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      2.28%    2.34%    2.18%    2.27%     2.16%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
      to average daily net assets           (.54%)   (.41%)   (.66%)   (.52%)    (.77%)
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         112%      93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            20.07%   20.74%   10.68%   17.02%   (17.00%)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,                2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 5.85   $ 4.85   $ 4.38   $ 3.75   $  4.52
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.01)    (.02)    (.02)    (.03)     (.04)
Net gains (losses) (both realized
   and unrealized)                          1.18     1.03      .49      .66      (.73)
-------------------------------------------------------------------------------------
Total from investment operations            1.17     1.01      .47      .63      (.77)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of
   net investment income                      --     (.01)      --       --        --
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.02   $ 5.85   $ 4.85   $ 4.38   $  3.75
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    6   $    2   $    1   $    1   $     1
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      2.27%    2.33%    2.19%    2.29%     2.19%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              (.50%)   (.53%)   (.69%)   (.52%)    (.78%)
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          112%     93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            20.03%   20.89%   10.73%   16.80%   (17.04%)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 6.29   $ 5.20   $ 4.65   $ 3.94   $  4.70
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .02      .04      .01      .02       .01
Net gains (losses) (both realized
   and unrealized)                          1.31     1.09      .54      .69      (.77)
-------------------------------------------------------------------------------------
Total from investment operations            1.33     1.13      .55      .71      (.76)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of
   net investment income                    (.02)    (.04)      --       --        --
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.60   $ 6.29   $ 5.20   $ 4.65   $  3.94
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $    9   $    6   $    4   $    5   $     8
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.32%    1.38%    1.23%    1.30%     1.21%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .44%     .49%     .25%     .43%      .18%
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         112%      93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            21.26%   21.90%   11.88%   18.02%   (16.17%)
-------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Equity Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Equity Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

INVESTMENTS IN SECURITIES
OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                               SHARES                     VALUE(a)
COMMON STOCKS (99.3%)
COMMUNICATIONS EQUIPMENT (10.6%)
3Com                                                  248,949(b)           $   1,209,892
Acme Packet                                           139,118(b)               2,392,830
Cisco Systems                                         325,672(b)               7,858,465
Corning                                                92,878(b)               1,897,498
Finisar                                               411,839(b)               1,433,200
Juniper Networks                                       75,515(b)               1,300,368
Sonus Networks                                        362,896(b)               1,897,946
                                                                           -------------
Total                                                                         17,990,199
----------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (9.6%)
Apple Computer                                         46,223(b)               3,747,761
Hewlett-Packard                                       137,807                  5,338,643
QLogic                                                 42,100(b)                 866,418
Rackable Systems                                       50,125(b)               1,554,376
SanDisk                                                47,458(b)               2,282,730
Seagate Technology                                    112,631(c)               2,543,208
                                                                           -------------
Total                                                                         16,333,136
----------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
Compass Diversified Trust                              90,300                  1,528,779
----------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
Cogent Communications Group                           177,650(b)               2,515,525
Global Crossing                                        59,709(b),(c),(d)       1,467,647
Qwest Communications Intl                             151,315(b)               1,305,848
                                                                           -------------
Total                                                                          5,289,020
----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.2%)
Energy Conversion Devices                              53,596(b)               1,971,797
----------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Gmarket ADR                                            33,840(b),(c),(d)         561,744
----------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.7%)
Baidu.com ADR                                          13,788(b),(c)           1,203,417
DivX                                                   67,046(b),(d)           1,531,331
eBay                                                   83,060(b)               2,668,718
Google Cl A                                             7,816(b)               3,723,463
Yahoo!                                                 83,726(b)               2,205,343
                                                                           -------------
Total                                                                         11,332,272
----------------------------------------------------------------------------------------

IT SERVICES (2.6%)
Ness Technologies                                     227,825(b),(c)           3,367,254
Satyam Computer Services ADR                           49,458(c)               1,093,516
                                                                           -------------
Total                                                                          4,460,770
----------------------------------------------------------------------------------------

MEDIA (2.8%)
NTL                                                   157,080              $   4,245,872
WorldSpace Cl A                                       130,705(b),(d)             439,169
                                                                           -------------
Total                                                                          4,685,041
----------------------------------------------------------------------------------------

METALS & MINING (0.2%)
Thorium Power                                       1,275,800(b)                 382,740
----------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (28.2%)
Advanced Micro Devices                                105,660(b)               2,247,388
ARM Holdings                                          905,546(c)               2,033,931
Broadcom Cl A                                         156,986(b)               4,751,966
Cypress Semiconductor                                 104,231(b)               1,750,038
Freescale Semiconductor Cl A                          116,049(b)               4,568,849
Infineon Technologies                                  68,340(b),(c)             832,167
Infineon Technologies ADR                             316,046(b),(c)           3,843,119
Intel                                                 194,405                  4,148,603
Linear Technology                                      80,652                  2,509,890
LSI Logic                                             248,115(b)               2,493,556
Maxim Integrated Products                              80,410                  2,413,104
NVIDIA                                                142,809(b)               4,979,750
PMC-Sierra                                            392,193(b)               2,600,240
Rambus                                                 71,128(b)               1,177,880
Samsung Electronics                                     7,360(c)               4,774,857
Silicon Laboratories                                   38,618(b)               1,260,105
Volterra Semiconductor                                 76,977(b),(d)           1,328,623
                                                                           -------------
Total                                                                         47,714,066
----------------------------------------------------------------------------------------
SOFTWARE (26.8%)
Adobe Systems                                         105,650(b)               4,041,113
BEA Systems                                            92,362(b)               1,502,730
Business Objects ADR                                  120,761(b),(c)           4,472,987
Citrix Systems                                        189,533(b)               5,596,909
Cognos                                                 45,500(b),(c)           1,659,840
CommVault Systems                                      51,280(b)                 916,374
McAfee                                                 98,612(b)               2,852,845
Mercury Interactive                                    40,128(b)               2,084,248
Microsoft                                             219,363                  6,297,912
Nuance Communications                                 129,382(b)               1,493,068
Open Solutions                                         40,548(b)               1,515,279
OPNET Technologies                                    100,000(b)               1,462,000
Parametric Technology                                  79,815(b)               1,559,585
Quest Software                                        114,181(b)               1,681,886
Symantec                                              114,554(b)               2,272,751

See accompanying notes to investments in securities.

ISSUER                                               SHARES                     VALUE(a)
COMMON STOCKS (CONTINUED)
SOFTWARE (CONT.)
THQ                                                    59,715(b)           $   1,795,630
TIBCO Software                                        453,188(b)               4,191,989
                                                                           -------------
Total                                                                         45,397,146
----------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (6.2%)
ALLTEL                                                 73,502                  3,918,392
Sprint Nextel                                         281,439                  5,260,095
Vodafone Group                                        520,432(c)               1,340,178
                                                                           -------------
Total                                                                         10,518,665
----------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $149,318,085)                                                       $  168,165,37
----------------------------------------------------------------------------------------

OTHER (0.1%)

UIBSOFT Entertainment Warrants                          5,712(b),(c),(f)   $      96,239
----------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $19,674)                                                            $      96,239
----------------------------------------------------------------------------------------

                                                     SHARES                     VALUE(a)
MONEY MARKET FUND (6.7%)(e)

RiverSource Short-Term Cash Fund                   11,269,929(g)           $  11,269,929
----------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $11,269,929)                                                        $  11,269,929
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $160,607,688)(h)                                                    $ 179,531,543
========================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2006, the value of foreign securities represented 17.3% of net assets.

(d) At Oct. 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.0% of net assets. See Note 5 to the financial statements. 4.7% of net assets is the Fund's cash equivalent position.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

     SECURITY                          ACQUISITION DATES            COST
     ---------------------------------------------------------------------
     UBISOFT Entertainment Warrants        12-02-03               $ 19,674

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $162,200,073 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                $  21,942,105
     Unrealized depreciation                   (4,610,635)
     ----------------------------------------------------
     Net unrealized appreciation            $  17,331,470
     ----------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $149,337,759)                                  $  168,261,614
  Affiliated money market fund (identified cost $11,269,929) (Note 6)                       11,269,929
------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $160,607,688)                             179,531,543
Cash in bank on demand deposit                                                                   3,966
Foreign currency holdings (identified cost $2,908) (Note 1)                                      2,793
Capital shares receivable                                                                       63,881
Dividends and accrued interest receivable                                                        9,564
Receivable for investment securities sold                                                    2,093,973
------------------------------------------------------------------------------------------------------
Total assets                                                                               181,705,720
------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                                  8,780,729
Payable upon return of securities loaned (Note 5)                                            3,410,000
Accrued investment management services fee                                                       3,337
Accrued distribution fee                                                                         2,098
Accrued service fee                                                                                  1
Accrued transfer agency fee                                                                        274
Accrued administrative services fee                                                                278
Other accrued expenses                                                                          91,029
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           12,287,746
------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $  169,417,974
======================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                $      730,764
Additional paid-in capital                                                                 514,304,729
Accumulated net realized gain (loss) (Note 8)                                             (364,541,264)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                        18,923,745
------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $  169,417,974
======================================================================================================
Net assets applicable to outstanding shares:             Class A                        $  122,944,396
                                                         Class B                        $   42,498,835
                                                         Class C                        $    3,415,678
                                                         Class I                        $       14,460
                                                         Class Y                        $      544,605
Net asset value per share of outstanding capital stock:  Class A shares    50,874,610   $         2.42
                                                         Class B shares    20,342,056   $         2.09
                                                         Class C shares     1,630,088   $         2.10
                                                         Class I shares         5,882   $         2.46
                                                         Class Y shares       223,793   $         2.43
------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                       $    3,116,740
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                 PERIOD FROM           PERIOD FROM           TOTAL
                                                               NOV. 1, 2005 TO       DEC. 6, 2005 TO    NOV. 1, 2005 TO
                                                            DEC. 5, 2005 (NOTE 1)     OCT. 31, 2006      OCT. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                   $              66,956    $     1,041,450    $     1,108,406
Interest                                                                   16,446            121,736            138,182
Income distributions from affiliated
  money market fund (Note 6)                                                   --             50,236             50,236
Fee income from securities lending (Note 5)                                 5,773             45,485             51,258
  Less foreign taxes withheld                                                  --            (22,173)           (22,173)
-----------------------------------------------------------------------------------------------------------------------
Total income                                                               89,175          1,236,734          1,325,909
-----------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
  Investment management services fee                                      124,267          1,203,616          1,327,883
Distribution fee
  Class A                                                                  29,535            270,495            300,030
  Class B                                                                  45,867            404,070            449,937
  Class C                                                                   3,150             29,131             32,281
Transfer agency fee                                                        69,777            591,657            661,434
Incremental transfer agency fee
  Class A                                                                   4,862             42,068             46,930
  Class B                                                                   3,314             27,566             30,880
  Class C                                                                     181              1,578              1,759
Service fee -- Class Y                                                         33                382                415
Administrative services fees and expenses                                   9,951             91,246            101,197
Compensation of board members                                                 681              8,825              9,506
Custodian fees                                                              2,735             44,033             46,768
Printing and postage                                                        6,992             95,104            102,096
Registration fees                                                           2,508             49,371             51,879
Audit fees                                                                  3,865             26,135             30,000
Other                                                                       2,476             24,205             26,681
-----------------------------------------------------------------------------------------------------------------------
Total expenses                                                            310,194          2,909,482          3,219,676
  Earnings and bank fee credits on cash balances (Note 2)                  (1,260)           (15,731)           (16,991)
-----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                        308,934          2,893,751          3,202,685
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          (219,759)        (1,657,017)        (1,876,776)
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                          238,101         24,218,931         24,457,032
  Foreign currency transactions                                               (23)            69,845             69,822
  Payment from affiliate (Note 2)                                              --              5,082              5,082
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   238,078         24,293,858         24,531,936
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                    12,162,324         (2,880,074)         9,282,250
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                  12,400,402         21,413,784         33,814,186
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                 $          12,180,643    $    19,756,767    $    31,937,410
=======================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                          2006             2005
OPERATIONS
Investment income (loss) -- net                                          $  (1,876,776)   $  (2,220,414)
Net realized gain (loss) on investments                                     24,531,936       22,846,390
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         9,282,250       (4,848,983)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             31,937,410       15,776,993
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                   16,756,579       14,032,284
  Class B shares                                                             3,746,698        4,198,752
  Class C shares                                                               483,485          365,934
  Class Y shares                                                               179,064          144,798
Payments for redemptions
  Class A shares                                                           (36,795,583)     (51,747,616)
  Class B shares (Note 2)                                                  (15,568,576)     (21,314,709)
  Class C shares (Note 2)                                                     (854,294)      (1,409,826)
  Class Y shares                                                               (43,302)        (256,391)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (32,095,929)     (55,986,774)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (158,519)     (40,209,781)
Net assets at beginning of year                                            169,576,493      209,786,274
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 169,417,974    $ 169,576,493
=======================================================================================================

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc. ) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies in the information technology industry throughout the world.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Dec. 6, 2005, the Fund invested all of its assets in the World Technologies Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Dec. 5, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.98%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Dec. 5, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                            $   66,956
Interest Income                                      $   16,446
Fee income from securities lending                   $    5,773
Investment management services fee                   $  124,267
Custodian fees                                       $    2,664
Audit fees                                           $    3,721
Other                                                $    1,136
Earnings and bank fee credits on cash balances       $      250

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Dec. 5, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $96,239 representing 0.06% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligations depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings were entirely comprised of Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,876,776 and accumulated net realized loss has been increased by $75,314 resulting in a net reclassification adjustment to decrease paid-in capital by $1,801,462.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                      2006       2005
--------------------------------------------------------
CLASS A
Distributions paid from:
  Ordinary income                        $ --       $ --
  Long-term capital gain                   --         --

CLASS B
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

CLASS C
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

CLASS I
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

CLASS Y
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                $           --
Accumulated long-term gain (loss)            $ (362,948,879)
Unrealized appreciation (depreciation)       $   17,331,360

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.595% annually as the Fund's assets increase. Prior to Dec. 6, 2005, World Trust, on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at the Portfolio level. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Science and Technology Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Dec. 5, 2005, the adjustment increased the fee by $3,580 and for the period from Dec. 6, 2005 to Oct. 31, 2006, the adjustment increased the fee by $109,841.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $5,601 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50
-  Class B $20.50
-  Class C $20.00
-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $180,985 for Class A, $60,519 for Class B and $673 for Class C for the year ended Oct. 31, 2006.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4.

During the period from Nov. 1, 2005 to Dec. 5, 2005, the Fund's custodian and transfer agency fees were reduced by $1,260 as a result of earnings and bank fee credits from overnight cash balances. During the period from Dec. 6, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $15,731 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $5,082 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $14,561,320 and $17,626,393, respectively, for the period from Nov. 1, 2005 to Dec. 5, 2005 and $309,915,089 and $340,173,661,
respectively, for the period from Dec. 6, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                YEAR ENDED OCT. 31, 2006
                                           CLASS A        CLASS B        CLASS C        CLASS I       CLASS Y
---------------------------------------------------------------------------------------------------------------
Sold                                       7,679,804      1,956,234        247,215             --        80,137
Issued for reinvested distributions               --             --             --             --            --
Redeemed                                 (16,832,375)    (8,357,096)      (446,399)            --       (19,274)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (9,152,571)    (6,400,862)      (199,184)            --        60,863
---------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31, 2005
                                           CLASS A        CLASS B        CLASS C        CLASS I       CLASS Y
---------------------------------------------------------------------------------------------------------------
Sold                                       7,304,774      2,511,332        218,828             --        76,170
Issued for reinvested distributions               --             --             --             --            --
Redeemed                                 (27,230,471)   (12,759,119)      (847,115)            --      (138,673)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (19,925,697)   (10,247,787)      (628,287)            --       (62,503)
---------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2006, securities valued at $3,116,740 were on loan to brokers. For collateral, the Fund received $3,410,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, which are included in the "Investments in securities." Income from securities lending amounted to $51,258 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $362,948,879 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

                          2009               2010
                     $ 281,649,652       $ 81,299,227

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  1.99     $  1.83     $  1.72     $  1.03     $  1.60
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.02)       (.02)       (.03)       (.02)       (.03)
Net gains (losses) (both realized
 and unrealized)                              .45         .18         .14         .71        (.54)
-------------------------------------------------------------------------------------------------
Total from investment operations              .43         .16         .11         .69        (.57)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.42     $  1.99     $  1.83     $  1.72     $  1.03
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   123     $   120     $   146     $   145     $    81
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         1.69%       1.75%       1.74%       1.94%       1.91%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (.89%)      (.92%)     (1.48%)     (1.47%)     (1.65%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             21.61%       8.74%       6.40%      66.99%     (35.62%)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

CLASS B

FISCAL PERIOD ENDED OCT. 31,                2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  1.74     $  1.60     $  1.53     $   .92     $  1.44
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.03)       (.03)       (.04)       (.03)       (.04)
Net gains (losses) (both realized
 and unrealized)                              .38         .17         .11         .64        (.48)
-------------------------------------------------------------------------------------------------
Total from investment operations              .35         .14         .07         .61        (.52)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.09     $  1.74     $  1.60     $  1.53     $   .92
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    42     $    46     $    59     $    64     $    38
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         2.47%       2.53%       2.52%       2.75%       2.71%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (1.66%)     (1.71%)     (2.26%)     (2.27%)     (2.45%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             20.12%       8.75%       4.58%      66.30%     (36.11%)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

CLASS C

FISCAL PERIOD ENDED OCT. 31,                2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  1.74     $  1.61     $  1.53     $   .92     $  1.44
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.03)       (.03)       (.04)       (.03)       (.04)
Net gains (losses) (both realized
 and unrealized)                              .39         .16         .12         .64        (.48)
-------------------------------------------------------------------------------------------------
Total from investment operations              .36         .13         .08         .61        (.52)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.10     $  1.74     $  1.61     $  1.53     $   .92
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     3     $     3     $     4     $     4     $     2
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         2.45%       2.52%       2.49%       2.72%       2.69%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (1.66%)     (1.69%)     (2.23%)     (2.26%)     (2.39%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             20.69%       8.07%       5.23%      66.30%     (36.11%)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

CLASS I

FISCAL PERIOD ENDED OCT. 31,                2006        2005      2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  2.01     $  1.83     $  1.70
-------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.01)       (.01)       (.02)
Net gains (losses) (both realized
 and unrealized)                              .46         .19         .15
-------------------------------------------------------------------------
Total from investment operations              .45         .18         .13
-------------------------------------------------------------------------
Net asset value, end of period            $  2.46     $  2.01     $  1.83
-------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    --     $    --     $    --
-------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                         1.01%       1.04%       1.03%(d)
-------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (.22%)      (.21%)      (.73%)(d)
-------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%
-------------------------------------------------------------------------
Total return(e)                             22.39%       9.84%       7.65%(f)
-------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                 2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  2.00     $  1.83     $  1.72     $  1.03     $  1.60
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.02)       (.02)       (.02)       (.02)       (.03)
Net gains (losses) (both realized
 and unrealized)                              .45         .19         .13         .71        (.54)
-------------------------------------------------------------------------------------------------
Total from investment operations              .43         .17         .11         .69        (.57)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.43     $  2.00     $  1.83     $  1.72     $  1.03
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     1     $    --     $    --     $    --     $    --
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         1.47%       1.54%       1.55%       1.69%       1.72%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (.68%)      (.73%)     (1.28%)     (1.25%)     (1.61%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             21.50%       9.29%       6.40%      66.99%     (35.63%)
-------------------------------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Technology Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Technology Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

December 20, 2006

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, dated October 28, 1988, filed as Exhibit 1 to Registration Statement No. 33-25824, are incorporated by reference.

(a)(2) Articles of Amendment, dated October 10, 1990, filed as Exhibit 1 to Registrant's Post Effective Amendment No. 9 to Registration Statement No. 33-25824, are incorporated by reference.

(a)(3) Articles of Amendment, dated June 16, 1999, filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, are incorporated by reference.

(a)(4) Articles of Amendment of AXP Global Series, Inc., dated November 14, 2002, filed electronically as Exhibit (a)(4) to Registration Statement No. 33-25824 on or about Dec. 20, 2002, are incorporated by reference.

(a)(5) Articles of Amendment to the Articles of Incorporation, dated April 21, 2006, filed electronically on or about June 2, 2006 as Exhibit
         (a)(5) to Registrant's Post-Effective Amendment No. 49 to Registration Statement No. 33-25824 are incorporated by reference.

(b)      By-laws, as amended January 11, 2001, filed electronically as Exhibit
         (b) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 33-25824 filed on or about Dec. 20, 2001, are incorporated by reference.

(c)      Instruments Defining Rights of Security Holders: Not Applicable.

(d)(1) Investment Management Services Agreement, amended and restated, dated May 1, 2006, between Registrant and RiverSource Investments, LLC filed electronically on or about June 2, 2006 as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 49 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(2) Subadvisory Agreement, dated July 10, 2004, between Ameriprise Financial Corporation and Threadneedle International Limited, filed electronically on or about Dec. 2, 2004 as Exhibit (d)(2) to AXP International Series, Inc. Post-Effective Amendment No. 40 to Registration Statement No. 2-92309 is incorporated by reference.

(d)(3) The Consent Agreement, dated March 1, 2006, between RiverSource Investments, LLC and Threadneedle International Limited filed electronically on or about April 3, 2006 as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 48 to Registration Statement No. 33-25824 is incorporated by reference.

(e)(1) Distribution Agreement, effective as of Oct. 1, 2005, amended and restated as of Aug. 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (e)(1) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(e)(2) Distribution Agreement, effective as of Aug. 1, 2006, between Registrant and RiverSource Distributors, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (e)(2) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(f)      Bonus or Profit Sharing Contracts: Not Applicable.

(g)(1) Custodian Agreement, dated Oct. 1, 2005, as amended Sept. 14, 2006, between Registrant and Ameriprise Trust Company filed electronically on or about Oct. 26, 2006 as Exhibit (g)(1) to RiverSource Variable Portfolio - Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-61346 is incorporated by reference.

(g)(2) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit
         (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 25, 1999 is incorporated by reference.

(g)(3) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated Dec. 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(4) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(5) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated Jan. 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002, is incorporated by reference.

(g)(6) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(h)(1) Board Services Corporation Agreement, dated Jan. 11, 2006, between RiverSource Funds and Board Services Corporation filed electronically on or about March 29, 2006 as Exhibit (h)(1) to AXP Market Advantage Series, Inc. Post-Effective Amendment No. 35 to Registration Statement No. 33-30770 is incorporated by reference.

(h)(2) Administrative Services Agreement, amended and restated, dated May 1, 2006, between Registrant and Ameriprise Financial, Inc. filed electronically on or about May 24, 2006 as Exhibit (h)(2) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(3) Transfer Agency Agreement, amended and restated, dated May 1, 2006, between Registrant and RiverSource Service Corporation filed electronically on or about May 24, 2006 as Exhibit (h)(3) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(4) Class Y Shareholder Service Agreement, amended and restated, dated May 1, 2006 between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about May 24, 2006 as Exhibit (h)(4) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(h)(5) Class Y Shareholder Service Agreement, dated as of Aug. 1, 2006, between Registrant and RiverSource Distributors, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (h)(5) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(6) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Emerging Markets Fund, and Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund, dated March 10, 2000, filed electronically as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(7) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Global Bond Fund, and Strategist World Fund, Inc., on behalf of Strategist World Income Fund, dated March 10, 2000, filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(8) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Global Growth Fund, and Strategist World Fund, Inc., on behalf of Strategist World Growth Fund, dated March 10, 2000, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(9) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Innovations Fund, and Strategist World Fund, Inc., on behalf of Strategist World Technologies Fund, dated March 10, 2000, filed electronically as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(10) Master Fee Cap/Fee Waiver Agreement, dated, Oct. 1, 2005, as amended Sept. 1, 2006, between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, Ameriprise Financial Services, Inc. and the RiverSource Funds filed electronically on or about Oct. 26, 2006 as Exhibit (h)(9) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 62 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(11) License Agreement, amended and restated, dated May 1, 2006, between Ameriprise Financial, Inc. and RiverSource Funds filed electronically on or about May 24, 2006 as Exhibit (h)(5) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable.

(l)      Initial Capital Agreement: Not Applicable.

(m)(1) Plan and Agreement of Distribution, amended and restated, dated May 1, 2006, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about May 24, 2006 as Exhibit (m) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(m)(2) Plan and Agreement of Distribution, dated as of Aug. 1, 2006, between Registrant and RiverSource Distributors, Inc. filed electronically on or about Sept. 19, 2006 as Exhibit (m)(2) to RiverSource Diversified Income Series, Inc. Post-Effective Amendment No. 61 to Registration Statement No. 2-51586 is incorporated by reference.

(n) Rule 18f - 3 Plan, amended and restated, dated May 1, 2006, filed electronically on or about May 24, 2006 as Exhibit (n) to RiverSource Selected Series, Inc. Post-Effective Amendment No. 44 to Registration Statement No. 2-93745 is incorporated by reference.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Dec. 20, 2006 as Exhibit (p)(1) to RiverSource International Series, Inc. Post-Effective Amendment No. 46 to Registration Statement No. 2-92309, is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated Jan. 2006 and April 2006, filed electronically on or about June 27, 2006 as Exhibit (p)(2) to RiverSource Short Term Investments Series, Inc. Registration Statement No. 811-21914 is incorporated by reference.

(p)(3) Code of Ethics, dated May 2005, adopted under Rule 17j-1, for RiverSource Emerging Markets Fund's and RiverSource Global Equity Fund's Subadviser, Threadneedle International Ltd., filed electronically on or about Dec. 20, 2005, as Exhibit (p)(3) to AXP International Series, Inc. Post-Effective Amendment No. 42 to Registration Statement No. 2-92309 is incorporated by reference.

(q)(1) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Dec. 5, 2006, is filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Statement No. 51 to Registration Statement No. 33-25824.

(q)(2) Officers Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically on or about Oct. 23, 2002 as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-25824 is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.        Business and Other Connections of Investment Adviser (RiverSource Investments, LLC.)

Directors and officers of RiverSource Investments, LLC. who are directors and/or officers of one or more other companies:

Name and Title                 Other company(s)                   Address*                     Title within other
                                                                                               company(s)
-------------------------      -----------------------            -------------------------    -----------------------
Neysa M. Alecu                 Advisory Capital Partners LLC                                   Anti-Money Laundering
Anti-Money Laundering                                                                          Officer
Officer
                               Advisory Capital Strategies                                     Anti-Money Laundering
                               Group Inc.                                                      Officer

                               Advisory Convertible Arbitrage                                  Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Anti-Money Laundering
                                                                                               Officer

                               American Enterprise                                             Anti-Money Laundering
                               Investment Services, Inc.                                       Officer

                               American Enterprise Life Insurance                              Anti-Money Laundering
                               Company                                                         Officer

                               American Enterprise REO 1 LLC                                   Anti-Money Laundering

                               American Express Asset Management                               Anti-Money Laundering
                               International, Inc.                                             Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Alabama Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Arizona Inc.                                          Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Idaho Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Maryland Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Massachusetts Inc.                                    Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Nevada Inc.                                           Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of New Mexico Inc.                                       Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Oklahoma Inc.                                         Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Texas Inc.                                            Officer

                               American Express Insurance                                      Anti-Money Laundering
                               Agency of Wyoming Inc.                                          Officer

                               American Partners Life                                          Anti-Money Laundering
                               Insurance Company                                               Officer

                               Ameriprise Auto & Home Insurance                                Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Anti-Money Laundering

                               Ameriprise Financial Services,                                  Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General                                           Anti-Money Laundering
                               Partner LLC                                                     Officer

                               IDS Capital Holdings Inc.                                       Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Anti-Money Laundering
                                                                                               Officer

Ward D. Armstrong              Ameriprise Express Asset                                        Director
Director and Senior            Management International Inc.
Vice President

                               Ameriprise Financial Inc.                                       Senior Vice President -
                                                                                               Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Financial                                            Senior Vice President -
                               Services Inc.                                                   Retirement Services and
                                                                                               Asset Management Group

                               Ameriprise Trust                                                Director and Chairman of
                               Company                                                         the Board

                               Kenwood Capital Management LLC                                  Manager

John M. Baker                  Ameriprise Financial Inc.                                       Vice President - Plan Sponsor
Vice President                                                                                 Services

                               Ameriprise Financial                                            Vice President - Chief Client
                               Services Inc.                                                   Service Officer

                               Ameriprise Trust                                                Director and Senior Vice President
                               Company

Dimitris Bertsimas             None                                                            None
Vice President and Senior
Portfolio Manager

Walter S. Berman               Advisory Capital Partners LLC                                   Treasurer
Treasurer
                               Advisory Capital Strategies                                     Treasurer
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Treasurer
                               LLC

                               Advisory Select LLC                                             Treasurer

                               American Centurion Life                                         Vice President and Treasurer
                               Assurance Company

                               American Enterprise Life                                        Vice President and Treasurer
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Treasurer

                               American Express Asset Management                               Treasurer
                               International, Inc.

                               American Express                                                Vice President and Treasurer
                               Financial Advisors Services
                               Japan Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Alabama Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Arizona Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Idaho Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Maryland Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Nevada Inc.

                               American Express Insurance                                      Treasurer
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Wyoming Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Kentucky Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Maryland Inc.

                               American Express Property                                       Treasurer
                               Casualty Insurance Agency
                               of Pennsylvania Inc.

                               American Partners Life                                          Vice President and Treasurer
                               Insurance Company

                               Ameriprise Auto & Home Insurance                                Treasurer
                               Agency Inc.

                               Ameriprise Certificate Company                                  Treasurer

                               Ameriprise Financial Inc.                                       Executive Vice President and
                                                                                               Chief Financial

                               Ameriprise Financial                                            Director
                               Services Inc.

                               Ameriprise Insurance Company                                    Treasurer

                               AMEX Assurance Company                                          Treasurer

                               Boston Equity General                                           Treasurer
                               Partner LLC

                               IDS Cable Corporation                                           Treasurer

                               IDS Cable II Corporation                                        Treasurer

                               IDS Capital Holdings Inc.                                       Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer
                               of New York

                               IDS Management Corporation                                      Treasurer

                               IDS Partnership Services                                        Treasurer
                               Corporation

                               IDS Property Casualty                                           Treasurer
                               Insurance Company

                               IDS Realty Corporation                                          Treasurer

                               IDS REO 1, LLC                                                  Treasurer

                               IDS REO 2, LLC                                                  Treasurer

                               Investors Syndicate                                             Vice President and Treasurer
                               Development Corp.

                               Kenwood Capital                                                 Treasurer
                               Management LLC

                               RiverSource Service Corporation                                 Treasurer

                               RiverSource Tax Advantaged                                      Treasurer
                               Investments Inc.

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Richard N. Bush                Advisory Capital Partners LLC                                   Senior Vice President - Corporate Tax
Senior Vice President -
Corporate Tax
                               Advisory Capital Strategies                                     Senior Vice President - Corporate Tax
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Senior Vice President - Corporate Tax
                               LLC

                               American Centurion Life                                         Senior Vice President - Corporate Tax
                               Assurance Company

                               American Enterprise Investment                                  Senior Vice President - Corporate Tax
                               Services Inc

                               American Enterprise Life                                        Senior Vice President - Corporate Tax
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Senior Vice President - Corporate Tax

                               American Express Asset                                          Senior Vice President - Corporate Tax
                               Management International Inc

                               American Express Financial                                      Senior Vice President - Corporate Tax
                               Advisors Japan Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Alabama Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Arizona Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Idaho Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Maryland Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Nevada Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of New Mexico Inc

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Wyoming Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Kentucky Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Maryland Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Pennsylvania Inc.

                               American Partners Life                                          Senior Vice President - Corporate Tax
                               Insurance Company

                               Ameriprise Financial Inc.                                       Senior Vice President - Corporate Tax

                               Ameriprise Financial Services                                   Senior Vice President - Corporate Tax
                               Inc.

                               Ameriprise Insurance Company                                    Senior Vice President - Corporate Tax

                               AMEX Assurance Company                                          Senior Vice President - Corporate Tax

                               Boston Equity General Partner LLC                               Senior Vice President - Corporate Tax

                               IDS Cable Corporation                                           Senior Vice President - Corporate Tax

                               IDS Cable II Corporation                                        Senior Vice President - Corporate Tax

                               IDS Capital Holdings Inc.                                       Senior Vice President - Corporate Tax

                               IDS Futures Corporation                                         Senior Vice President - Corporate Tax

                               IDS Life Insurance Company                                      Senior Vice President - Corporate Tax

                               IDS Life Insurance Company of                                   Senior Vice President - Corporate Tax
                               New York

                               IDS Management Corporation                                      Senior Vice President - Corporate Tax

                               IDS Property Casualty Insurance                                 Senior Vice President - Corporate Tax
                               Company

                               IDS Realty Corporation                                          Senior Vice President - Corporate Tax

                               IDS REO 1 LLC                                                   Senior Vice President - Corporate Tax

                               IDS REO 2 LLC                                                   Senior Vice President - Corporate Tax

                               RiverSource Service Corporation                                 Senior Vice President - Corporate Tax

                               Riversource Tax Advantaged                                      Senior Vice President - Corporate Tax
                               Investments Inc.

Kevin J. Callahan              None                                                            None
Vice President

Ted S. Dryden                  Ameriprise Certificate Company                                  Chief Compliance Officer
Acting Chief Compliance
Officer                        Kenwood Capital Management LLC                                  Acting Chief Compliance Officer

Robert D. Ewing                Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

Peter A. Gallus                Advisory Capital Partners LLC                                   President, Chief Operating Officer
Senior Vice President,                                                                         and Chief Compliance Officer
Chief Operating Officer
and Assistant Treasurer        Advisory Capital Strategies                                     Director, President, Chief Operating
                               Group Inc.                                                      Officer and Chief Compliance Officer

                               Advisory Convertible
                               Arbitrage LLC                                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer

                               Advisory Select LLC                                             Vice President and Chief
                                                                                               Compliance Officer

                               American Express Asset                                          Assistant Treasurer
                               Management International, Inc.

                               Ameriprise Financial Inc.                                       Vice President - Investment
                                                                                               Administration

                               Ameriprise Financial                                            Vice President - CAO
                               Services Inc.                                                   Investment Management

                               Boston Equity General                                           President, Chief Operating Officer
                               Partner LLC                                                     and Chief Compliance Officer

                               IDS Capital Holdings Inc.                                       Vice President and Controller

                               Kenwood Capital Management LLC                                  Manager

Jim Hamalainen                 American Centurion Life Assurance Company                       Vice President - Investments
Vice President - Asset
Liability Management           American Enterprise Life Insurance Company                      Vice President - Investments

                               American Partners Life Insurance Company                        Vice President - Investments

                               Ameriprise Financial Inc.                                       Assistant Treasurer

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company of New York                          Vice President - Investments

James C. Jackson               None                                                            None
Vice President and Senior
Portfolio Manager

Christopher P. Keating         Ameriprise Trust Company                                        Director
Head of Institutional Sales,
Client Service and
Consultant Relationships

Michelle M. Keeley             American Centurion Life                                         Vice President-Investments
Director and Executive Vice    Assurance Company
President - Equity and
Fixed Income                   American Enterprise Life                                        Vice President-Investments
                               Insurance Company

                               American Express                                                Director
                               Asset Management
                               International Inc.

                               American Partners Life                                          Vice President-Investments
                               Insurance Company

                               Ameriprise                                                      Vice President-Investments
                               Certificate Company

                               Ameriprise Financial Inc.                                       Executive Vice President-Equity and
                                                                                               Fixed Income

                               Ameriprise Financial                                            Executive Vice President-Equity and
                               Services Inc.                                                   Fixed Income

                               Ameriprise Insurance Company                                    Vice President-Investments

                               AMEX Assurance Company                                          Vice President-Investments

                               IDS Life Insurance Company                                      Vice President-Investments

                               IDS Property Casualty Insurance                                 Vice President-Investments
                               Company

                               Kenwood Capital Management LLC                                  Manager

Brian J. McGrane               Advisory Capital Partners LLC                                   Vice President and Chief Financial
Vice President and                                                                             Officer
Chief Financial Officer        Advisory Capital                                                Vice President and Chief Financial
                               Strategies Group Inc.                                           Officer

                               Advisory Convertible                                            Vice President and Chief Financial
                               Arbitrage LLC                                                   Officer

                               Advisory Select LLC                                             Vice President and Chief Financial
                                                                                               Officer

                               American Enterprise Life                                        Director, Executive Vice President
                               Life Insurance Company                                          and Chief Financial Officer

                               American Express Asset                                          Vice President and Chief Financial
                               Management International Inc.                                   Officer

                               Ameriprise                                                      Vice President and Chief Financial
                               Certificate Company                                             Officer

                               Ameriprise Financial Inc.                                       Senior Vice President and Lead
                                                                                               Financial Officer Finance

                               Ameriprise Financial                                            Vice President and Lead
                               Services Inc.                                                   Financial Officer Finance

                               Ameriprise Trust Company                                        Director

                               Boston Equity General                                           Vice President and Chief Financial
                               Partner LLC                                                     Officer

                               IDS Life Insurance Company                                      Director, Executive Vice President
                                                                                               and Chief Financial Officer

Thomas R. Moore                American Centurion Life                                         Secretary
Secretary                      Assurance Company

                               American Enterprise Investment                                  Secretary
                               Services Inc.

                               American Enterprise Life                                        Secretary
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Secretary

                               American Express Insurance                                      Secretary
                               Agency of Alabama Inc.

                               American Express Insurance                                      Secretary
                               Agency of Arizona Inc.

                               American Express Insurance                                      Secretary
                               Agency of Idaho Inc.

                               American Express Insurance                                      Secretary
                               Agency of Maryland Inc.

                               American Express Insurance                                      Secretary
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Secretary
                               Agency of Nevada Inc.

                               American Express Insurance                                      Secretary
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Secretary
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Secretary
                               Agency of Wyoming Inc.

                               American Partners Life                                          Secretary
                               Insurance Company

                               Ameriprise Financial Inc.                                       Secretary

                               Ameriprise Financial                                            Secretary
                               Services Inc.

                               Ameriprise Trust Company                                        Secretary

                               IDS Cable Corporation                                           Secretary

                               IDS Cable II Corporation                                        Secretary

                               IDS Capital Holdings Inc.                                       Secretary

                               IDS Life Insurance Company                                      Secretary

                               IDS Life Insurance Company                                      Secretary
                               of New York

                               IDS Management Corporation                                      Secretary

                               IDS Realty Corporation                                          Secretary

                               IDS REO 1 LLC                                                   Secretary

                               IDS REO 2 LLC                                                   Secretary

                               Investors Syndicate                                             Secretary
                               Development Corporation

                               RiverSource Distributors Inc.                                   Secretary

                               RiverSource Service Corporation                                 Secretary

                               RiverSource Tax Advantaged                                      Secretary
                               Investments Inc.

Thomas W. Murphy               American Centurion Life                                         Vice President - Investments
Vice President and Senior      Assurance Company
Sector Manager
                               American Enterprise Life                                        Vice President - Investments
                               Insurance Company

                               American Partners Life                                          Vice President - Investments
                               Insurance Company

                               Ameriprise Certificate Company                                  Vice President - Investments

                               Ameriprise Insurance Company                                    Vice President - Investments

                               AMEX Assurance Company                                          Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company                                      Vice President - Investments
                               of New York

                               IDS Property Casualty                                           Vice President - Investments
                               Insurance Company

Patrick T. Olk                 None                                                            None
Vice President

Benji Orr                      Advisory Capital Partners LLC                                   Deputy Anti-Money Laundering
Deputy Anti-Money                                                                              Officer
Laundering
Officer                        Advisory Capital Strategies Group                               Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Advisory Convertible Arbitrage                                  Deputy Anti-Money Laundering
                               LLC                                                             Officer

                               Advisory Select LLC                                             Deputy Anti-Money Laundering
                                                                                               Officer

                               American Enterprise Investment                                  Deputy Anti-Money Laundering
                               Services Inc                                                    Officer

                               American Enterprise Life                                        Deputy Anti-Money Laundering
                               Insurance Company                                               Officer

                               American Enterprise REO 1 LLC                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               American Express Asset Management                               Deputy Anti-Money Laundering
                               International Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Alabama Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Arizona Inc.                                                 Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Idaho Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Maryland Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Massachusetts Inc.                                           Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Nevada Inc.                                                  Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of New Mexico Inc.                                              Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Oklahoma Inc.                                                Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Texas Inc.                                                   Officer

                               American Express Insurance Agency                               Deputy Anti-Money Laundering
                               of Wyoming Inc.                                                 Officer

                               American Partners Life Insurance                                Deputy Anti-Money Laundering
                               Company                                                         Officer

                               Ameriprise Auto & Home Insurance                                Deputy Anti-Money Laundering
                               Agency Inc.                                                     Officer

                               Ameriprise Certificate Company                                  Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               Ameriprise Financial Services,                                  Deputy Anti-Money Laundering
                               Inc.                                                            Officer

                               Boston Equity General Partner LLC                               Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Capital Holdings Inc.                                       Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Life Insurance Company                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               IDS Management Corporation                                      Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Distributors Inc.                                   Deputy Anti-Money Laundering
                                                                                               Officer

                               RiverSource Service Corporation                                 Deputy Anti-Money Laundering
                                                                                               Officer

Jennifer L. Ponce De Leon      None                                                            None
Vice President and Senior
Sector Manager High Yield

Warren E. Spitz                None                                                            None
Vice President and Senior
Portfolio Manager

Nainoor C. "Nick" Thakore      Advisory Capital Strategies                                     Vice President
Vice President and Senior      Group, Inc.
Portfolio Manager
                               Boston Equity General                                           Vice President
                               Partner LLC

William F. "Ted" Truscott      Advisory Capital Strategies                                     Director
President, Chairman of the     Group Inc.
Board and Chief Investment
Officer                        American Express Asset                                          Director
                               Management International, Inc.

                               Ameriprise Certificate Company                                  Director, President and Chief
                                                                                               Executive Officer

                               Ameriprise Financial Inc.                                       President - U.S. Asset Management
                                                                                               and Chief Investment Officer

                               Ameriprise Financial                                            Senior Vice President and
                               Services Inc.                                                   Chief Investment Officer

                               IDS Capital Holdings Inc.                                       Director and President

                               Kenwood Capital Management LLC                                  Manager

                               RiverSource Distributors, Inc.                                  Director

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) Ameriprise Financial Services, Inc. and RiverSource Distributors Inc. act as principal underwriters for the following investment companies:

          AXP Stock Series, Inc.; RiverSource California Tax-Exempt Trust;
          RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.;
          RiverSource Diversified Income Series, Inc.; RiverSource Equity
          Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government
          Income Series, Inc.; RiverSource High Yield Income Series, Inc.;
          RiverSource Income Series, Inc.; RiverSource International Managers
          Series, Inc.; RiverSource International Series, Inc.; RiverSource
          Investment Series, Inc.; RiverSource Large Cap Series, Inc.;
          RiverSource Managers Series, Inc.; RiverSource Market Advantage
          Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource
          Retirement Series Trust; RiverSource Sector Series, Inc.;
          RiverSource Selected Series, Inc.; RiverSource Special Tax-Exempt
          Series Trust; RiverSource Strategic Allocation Series; Inc.,
          RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income
          Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.;
          RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:
         Name and Principal                        Position and Offices with                 Offices with Registrant
         Business Address(1)                       Underwriters
         Neysa M. Alecu                            Anti-Money Laundering Officer(2),(3)      Anti-Money Laundering Officer

         Gumer C. Alvero                           Senior Vice President - Annuities(2)      None
                                                   Director(3)

         Ward D. Armstrong                         Senior Vice President -                   None
                                                   Retirement Services and
                                                   Asset Management Group(2)
                                                   None(3)

         John M. Baker                             Vice President - Chief                    None
                                                   Client Service Officer(2)
                                                   None(3)

         Timothy V. Bechtold                       Senior Vice President -                   None
                                                   Life and Health Insurance(2)
                                                   Director(3)

         Arthur H. Berman                          Senior Vice President and Treasurer(2)    None
                                                   None(3)

         Walter S. Berman                          Director(2)                               Treasurer
                                                   None(3)

         Leslie H. Bodell                          Vice President - Technologies I(2)        None
                                                   None(3)

         Rob Bohli                                 Group Vice President -                    None
         10375 Richmond Avenue #600                South Texas(2)
         Houston, TX 77042                         None(3)

         Walter K. Booker                          Group Vice President -                    None
         61 South Paramus Road                     New Jersey(2)
         Mack-Cali Office Center IV,               None(3)
         3rd Floor
         Paramus, NJ 07652

         Bruce J. Bordelon                         Group Vice President -                    None
         1333 N. California Blvd.,                 Northern California(2)
         Suite 200                                 None(3)
         Walnut Creek, CA 94596

         Randy L. Boser                            Vice President - Mutual Fund              None
                                                   Business Development(2)
                                                   None(3)

         Richard N. Bush                           Senior Vice President -                   None
                                                   Corporate Tax(2)
                                                   None(3)

         Kenneth J. Ciak                           Vice President and                        None
         IDS Property Casualty                     General Manager - IDS
         1400 Lombardi Avenue                      Property Casualty(2)
         Green Bay, WI 54304                       None(3)

         Paul A. Connolly                          Vice President - RL HR/US Retail(2)       None
                                                   None(3)

         James M. Cracchiolo                       Director and Chairman of                  None
                                                   the Board(2)
                                                   None(3)

         Scott M. DiGiammarino                     Group Vice President -                    None
         Suite 500, 8045 Leesburg                  Washington D.C./Baltimore(2)
         Pike                                      None(3)
         Vienna, VA 22182

         Paul James Dolan                          Vice President - CAO Product Sales(2)     None
                                                   Chief Operating Officer and Chief
                                                   Administrative Officer(3)

         William J. Emptage                        Vice President - Strategic Planning(2)    None
                                                   None(3)

         Denise G. Ferguson                        Vice President - Government Affairs(2)    None
                                                   None(3)

         Benjamin R. Field                         Vice President - Finance                  None
                                                   Education and Planning Services(2)
                                                   None(3)

         Giunero Floro                             Vice President - Creative                 None
                                                   Services(2)
                                                   None(3)

         Terrence J. Flynn                         Vice President - Brokerage &              None
                                                   Clearing Operations(2)
                                                   None(3)

         Jeffrey P. Fox                            Vice President - Investment               Treasurer
                                                   Accounting(2)
                                                   Chief Financial Officer and Treasurer(3)

         Laura C. Gagnon                           Vice President - Investor Relations(2)    None
                                                   None(3)

         Peter A. Gallus                           Vice President - CAO - Ameriprise         None
                                                   Financial Services Investment
                                                   Management(2)
                                                   None(3)

         Gary W. Gassmann                          Group Vice President -                    None
         2677 Central Park Boulevard               Detroit Metro(2)
         Suite 350                                 None(3)
         Southfield, MN 48076

         John C. Greiber                           Group Vice President -                    None
                                                   Minnesota/Iowa(2)
                                                   None(3)

         Martin T. Griffin                         Vice President and National Sales         None
                                                   Manager External Channel(2)
                                                   President - Outside Distribution(3)

         Steven Guida                              Vice President -                          None
                                                   New Business and Service(2)
                                                   None(3)

         Teresa A. Hanratty                        Senior Vice President -                   None
         Suites 6&7                                Field Management(2)
         169 South River Road                      None(3)
         Bedford, NH 03110

         Janis K. Heaney                           Vice President -                          None
                                                   Incentive Management(2)
                                                   None(3)

         Brian M. Heath                            Director, Chief Executive Officer         None
         Suite 150                                 and President(2)
         801 E. Campbell Road                      None(3)
         Richardson, TX 75081

         Jon E. Hjelm                              Group Vice President -                    None
         655 Metro Place South                     Ohio Valley(2)
         Suite 570                                 None(3)
         Dublin, OH 43017

         David X. Hockenberry                      Group Vice President -                    None
         830 Crescent Centre Drive                 MidSouth(2)
         Suite 490                                 None(3)
         Franklin, TN 37067-7217

         Kelli A. Hunter                           Executive Vice President -                None
                                                   Human Resources(2)
                                                   None(3)

         Debra A. Hutchinson                       Vice President - Technologies I(2)        None
                                                   None(3)

         Theodore M. Jenkin                        Group Vice President -                    None
         6000 Freedom Square Drive                 Steel Cities(2)
         Suite 300                                 None(3)
         Cleveland, OH 44131

         James M. Jensen                           Vice President -                          None
                                                   Compensation and Licensing
                                                   Services(2)
                                                   None(3)

         Gregory C. Johnson                        Group Vice President -                    None
         4 Atrium Drive, #100                      Upstate New York/Vermont(2)
         Albany, NY 12205                          None(3)

         Jody M. Johnson                           Group Vice President -                    None
                                                   Twin Cities Metro(2)
                                                   None(3)

         Nancy E. Jones                            Vice President - Advisor                  None
                                                   Marketing(2)
                                                   None(3)

         William A. Jones                          Vice President - Technologies III(2)      None
                                                   None(3)

         John C. Junek                             Senior Vice President and                 None
                                                   General Counsel(2)
                                                   None(3)

         Michelle M. Keeley                        Executive Vice President -                Vice President - Investments
                                                   Equity and Fixed Income(2)
                                                   None(3)

         Raymond G. Kelly                          Group Vice President -                    None
         Suite 250                                 Northern Texas(2)
         801 East Campbell Road                    None(3)
         Richardson, TX 75081

         Lori J. Larson                            Vice President - Advisor                  None
                                                   Field Force Growth and
                                                   Retention(2)
                                                   None(3)

         Daniel E. Laufenberg                      Vice President - Chief                    None
                                                   U.S. Economist(2)
                                                   None(3)

         Jane W. Lee                               Vice President - General                  None
                                                   Manager Platinum Active Financial
                                                   Services(2)
                                                   None(3)

         Catherine M. Libbe                        Vice President - Marketing                None
                                                   & Product Retirement Services(2)
                                                   None(3)

         Kurt W. Lofgren                           Vice President and Chief Compliance
                                                   Officer - U.S. Retail Distribution(2)
                                                   None(3)

         Diane D. Lyngstad                         Chief Financial Officer and               None
                                                   Vice President - Comp and
                                                   Licensing Services(2)
                                                   None(3)

         Timothy J. Masek                          Vice President -                          None
                                                   Fixed Income Research(2)
                                                   None(3)

         Frank A. McCarthy                         Vice President and General Manager -      None
                                                   External Products Group(2)
                                                   None(3)

         Brian J. McGrane                          Vice President and Lead Financial         Vice President and
                                                   Officer - Finance(2)                      Chief Financial Officer
                                                   None(3)

         Dean O. McGill                            Group Vice President -                    None
         11835 W. Olympic Blvd                     Los Angeles Metro(2)
         Suite 900 East                            None(3)
         Los Angeles, CA 90064

         Jeffrey McGregor                          Vice President and National               None
                                                   Sales Manager for Distribution(2)
                                                   President - Inside Distribution(3)

         Sarah M. McKenzie                         Senior Vice President - Managed and       None
                                                   Brokerage Products (BMP)(2)
                                                   None(3)

         Penny J. Meier                            Vice President - Business                 None
                                                   Transformation/Six Sigma(2)
                                                   None(3)

         Thomas R. Moore                           Secretary(2),(3)                          Secretary

         Rebecca A. Nash                           Vice President - Service                  None
                                                   Operations(2)
                                                   None(3)

         Thomas V. Nicolosi                        Group Vice President -                    None
         Suite 220                                 New York Metro Area(2)
         500 Mamaroneck Ave.                       None(3)
         Harrison, NY 10528

         Gregory A. Nordmeyer                      Vice President and General
                                                   Manager - External Products Group(2)      None
                                                   None(3)

         Patrick H. O'Connell                      Group Vice President -                    None
         Commerce Center One                       Southern New England(2)
         333 East River                            None(3)
         Hartford, CT 06108-4200

         Geoffery Oprandy                          Group Vice President - Southwest(2)       None
         11811 N. Tatum Blvd. Suite 1030           None(3)
         Phoenix, AZ 85028

         Benji Orr                                 Deputy Anti-Money Laundering              Deputy Anti-Money Laundering
                                                   Officer(2),(3)                            Officer

         Douglas J. Parish                         General Auditor(2)                        None
                                                   None(3)

         Kristi L. Petersen                        Vice President - One Account              None
                                                   and Cash(2)
                                                   None(3)

         Scott R. Plummer                          None(2)                                   None
                                                   Chief Counsel(3)

         John G. Poole                             Group Vice President -                    None
         14755 North Outer Forty Road              Gateway/Springfield(2)
         Suite 500                                 None(3)
         Chesterfield, MO 63017

         Larry M. Post                             Group Vice President -                    None
         2 Constitution Plaza                      New England(2)
         Charlestown, MA 02129                     None(3)

         Michael J. Rearden                        Group Vice President -                    None
         1800 S. Pine Island Road, Suite 510       Southern Florida(2)
         Plantation, FL 33324                      None(3)

         Ralph D. Richardson III                   Group Vice President -                    None
         Suite 100                                 Carolinas(2)
         5511 Capital Center Drive                 None(3)
         Raleigh, NC 27606

         Mark A. Riordan                           Senior Vice President and                 None
                                                   Chief Financial Officer(2)
                                                   None(3)

         Julie Ruether                             None(2)                                   None
                                                   Chief Compliance Officer(3)

         Mark E. Schwarzmann                       None(2)                                   None
                                                   Director, President and Chief
                                                   Executive Officer(3)

         Kim M. Sharan                             Executive Vice President and
                                                   Chief Marketing Officer(2)
                                                   None(3)

         Jacqueline M. Sinjem                      Vice President - Plan                     None
                                                   Sponsor Services(2)
                                                   None(3)

         Martin S. Solhaug                         Vice President - International            None
                                                   Comp and Benefits(2)
                                                   None(3)

         Albert L. Soule                           Group Vice President -                    None
         6925 Union Park Center                    Western Frontier(2)
         Suite 200                                 None(3)
         Midvale, UT 84047

         Bridget M. Sperl                          Senior Vice President -                   None
                                                   Client Service Organization(2)
                                                   None(3)

         Kathy Stalwick                            Vice President(2)                         None
                                                   None(3)

         Paul J. Stanislaw                         Group Vice President -                    None
         Suite 1100                                Southern California/Hawaii(2)
         Two Park Plaza                            None(3)
         Irvine, CA 92614

         Lisa A. Steffes                           Vice President -                          None
                                                   Marketing Officer
                                                   Development(2)
                                                   None(3)

         David K. Stewart                          Vice President and Controller(2)          Vice President, Controller
                                                   None(3)                                   and Chief Accounting Officer

         Jeffrey J. Stremcha                       Vice President - Technologies I(2)        None
                                                   None(3)

         John T. Sweeney                           Vice President - Internal Reporting(2)    None
                                                   None(3)

         Joseph E. Sweeney                         Senior Vice President,                    None
                                                   General Manager - U.S. Brokerage
                                                   and Membership Banking(2)
                                                   None(3)

         Craig P. Taucher                          Group Vice President -                    None
         Suite 150                                 Georgia/North Florida(2)
         4190 Belfort Rd.                          None(3)
         Jackonville, FL 32216

         Neil G. Taylor                            Group Vice President -                    None
         601 108th Ave North East                  Pacific Northwest(2)
         Suite 1800                                None(3)
         Bellevue, WA 98004-5902

         William F. "Ted" Truscott                 Senior Vice President and                 Board member and
                                                   Chief Investment Officer(2)               Vice President
                                                   Director(3)

         George F. Tsafaridis                      Vice President - Quality &                None
                                                   Service Support(2)
                                                   None(3)

         Janet M. Vandenbark                       Group Vice President -                    None
         3951 Westerre Parkway, Suite 250          Virginia(2)
         Richmond, VA 23233                        None(3)

         Ramanathan Venkataramanan                 Vice President - Technologies III(2)      None
                                                   None(3)

         Peter S. Velardi                          Senior Vice President -                   None
                                                   Field Management(2)
                                                   None(3)

         Andrew O. Washburn                        Vice President -                          None
                                                   Mutual Fund Marketing(2)
                                                   None(3)

         Donald F. Weaver                          Group Vice President -                    None
         3500 Market Street,                       Eastern Pennsylvania/
         Suite 200                                 Delaware(2)
         Camp Hill, PA 17011                       None(3)

         Phil Wentzel                              Vice President - Finance(2)               None
                                                   None(3)

         Robert K. Whalen                          Group Vice President -                    None
         939 West North Ave                        Chicago Metro(2)
         Chicago, IL 60606                         None(3)

         Jeffrey A. Williams                       Senior Vice President -                   None
                                                   Cross-Sell/Strategic
                                                   Management(2)
                                                   None(3)

         William J. Williams                       Senior Vice President -                   None
                                                   Field Management(2)
                                                   None(3)

         Dianne L. Wilson                          Vice President - Insurance                None
                                                   Operations(2)
                                                   None(3)

         Gayle W. Winfree                          Group Vice President -                    None
         1 Galleria Blvd. Suite 1900               Delta States(2)
         Metairie, LA 70001                        None(3)

         Michael R. Woodward                       Senior Vice President -                   None
         32 Ellicott St                            Field Management(2)
         Suite 100                                 None(3)
         Batavia, NY 14020

         John R. Woerner                           Senior Vice President - Strategic         None
                                                   Planning and Business Development(2)
                                                   None(3)

(1)  Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN
     55474 unless otherwise noted.

(2)  Position and Offices with Ameriprise Financial Services, Inc.

(3)  Position and Offices with RiverSource Distributors Inc.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               Ameriprise Financial, Inc.
               70100 Ameriprise Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE GLOBAL SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on the 21st day of Dec., 2006.

RIVERSOURCE GLOBAL SERIES, INC.


By   /s/ Patrick T. Bannigan
         -------------------------
         Patrick T. Bannigan
         President

By   /s/ Jeffrey P. Fox
         -------------------------
         Jeffrey P. Fox
         Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 21st day of Dec., 2006.

Signature                                   Capacity

/s/      Arne H. Carlson*                   Chair of the Board
----------------------------------
         Arne H. Carlson

/s/      Kathleen A. Blatz*                 Director
----------------------------------
         Kathleen A. Blatz

/s/      Patricia M. Flynn*                 Director
----------------------------------
         Patricia M. Flynn

/s/      Anne P. Jones*                     Director
----------------------------------
         Anne P. Jones

/s/      Jeffrey Laikind*                   Director
----------------------------------
         Jeffrey Laikind

/s/      Stephen R. Lewis, Jr.*             Director
----------------------------------
         Stephen R. Lewis, Jr.

/s/      Catherine James Paglia*            Director
----------------------------------
         Catherine James Paglia

/s/      Vikki L. Pryor*                    Director
----------------------------------
         Vikki L. Pryor

/s/      Alison Taunton-Rigby*              Director
----------------------------------
         Alison Taunton-Rigby

/s/      William F. Truscott*               Director
----------------------------------
         William F. Truscott

* Signed pursuant to Directors Power of Attorney, dated Dec. 5, 2006, filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 33-25824, by:



/s/      Scott R. Plummer
----------------------------------
         Scott R. Plummer

  Contents of this Post-Effective Amendment No. 51 to Registration Statement
                                 No. 33-25824

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectuses for:

         RiverSource Absolute Return Currency and Income Fund.
         RiverSource Emerging Markets Fund.
         RiverSource Emerging Markets Bond Fund.
         RiverSource Global Bond Fund.
         RiverSource Global Equity Fund.
         RiverSource Global Technology Fund.

Part B.

         Statement of Additional Information.
         Financial Statements.

Part C.

Other information.

The signatures.

                                 EXHIBIT INDEX

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)      Consent of Independent Registered Public Accounting Firm.

(q)(1) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Dec. 5, 2006.